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                                                                   Exhibit 10.17

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                     100% QUOTA SHARE RETROCESSION AGREEMENT
                                  (TRADITIONAL)

                                 BY AND BETWEEN

                   ST. PAUL FIRE AND MARINE INSURANCE COMPANY

                                  (RETROCEDANT)

                                       and

                     PLATINUM UNDERWRITERS REINSURANCE, INC.

                               (RETROCESSIONAIRE)

                            DATED AS OF________, 2002

     This QUOTA SHARE RETROCESSION AGREEMENT (this "AGREEMENT"), effective as of 12:01 a.m. New York time on the day following the Closing (such term and all other capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Formation and Separation Agreement, as defined below; such time the "EFFECTIVE TIME" and such date the "EFFECTIVE DATE"), is made by and between ST. PAUL FIRE AND MARINE INSURANCE COMPANY, a Minnesota domiciled insurance company ("RETROCEDANT"), and PLATINUM UNDERWRITERS REINSURANCE, INC. (formerly known as USF&G Family Insurance Company), a Maryland domiciled stock insurance company ("RETROCESSIONAIRE").

     WHEREAS, pursuant to a Formation and Separation Agreement dated as of [ ], 2002 (the "FORMATION AND SEPARATION AGREEMENT") between Platinum Underwriters Holdings, Ltd. ("PLATINUM HOLDINGS"), the ultimate parent of Retrocessionaire, and The St. Paul Companies, Inc. ("THE ST. PAUL"), the ultimate parent of Retrocedant, Platinum Holdings acquired one hundred percent (100%) of the issued and outstanding Shares; and

     WHEREAS, pursuant to the Formation and Separation Agreement, The St. Paul agreed to cause its insurance subsidiaries to cede specified liabilities under certain reinsurance contracts of The St. Paul's insurance subsidiaries, and Platinum Holdings agreed to cause its insurance subsidiaries to reinsure such liabilities; and

     WHEREAS, Retrocedant has agreed to retrocede to Retrocessionaire, and Retrocessionaire has agreed to assume by indemnity reinsurance, as of the Effective

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Time, a one hundred percent (100%) quota share of the liabilities arising pursuant to the Reinsurance Contracts (as defined hereunder), subject to the terms set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and promises and upon the terms and conditions set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                          BUSINESS COVERED; EXCLUSIONS

     Retrocedant hereby obligates itself to retrocede to Retrocessionaire and Retrocessionaire hereby obligates itself to accept, pursuant to the terms of this Agreement, a one hundred percent (100%) quota share of any and all liabilities incurred by Retrocedant on or after January 1, 2002 but not yet paid as of the Effective Time, net of Inuring Retrocessions (as defined in Section
7.01 herein), under all reinsurance and retrocession contracts (each, a "REINSURANCE CONTRACT") that

     (i) are underwritten by St. Paul Re on behalf of Retrocedant, incept on or after January 1, 2002 and belong to the classes specified in Exhibit A-1 hereto (solely for the convenience of the parties, Exhibit A-2 hereto sets forth a list of such reinsurance contracts and Exhibit A-3 sets forth Loss Reserves (as defined in Exhibit C hereto), over all such Reinsurance Contracts, by Class of Business (as defined below), each as of June 30, 2002), or

     (ii) are new or renewal contracts entered into by Retrocedant pursuant to Article III, paragraph (a) of the Underwriting Management Agreement between Retrocedant and Retrocessionaire of even date herewith, but in each case excluding reinsurance contracts belonging to the classes specified in Exhibit B-1 hereto (the "EXCLUDED CONTRACTS"), (solely as a reference for the convenience of the parties, Exhibit B-2 hereto sets forth a list of such reinsurance contracts) it being understood that any reinsurance contract not meeting the criteria set forth in Exhibit A-1 shall be deemed to be an Excluded Contract for purposes of this Agreement unless otherwise agreed to by the parties.

Notwithstanding the foregoing, Retrocedant shall retain all liabilities for ceding commissions and brokerage fees up to the carrying value of the related reserves on the books of the Retrocedant as of September 30, 2002 (the "INITIAL CEDING COMMISSION RESERVES"), and as finally determined pursuant to the provisions of Article IV herein. All liabilities for ceding commissions and brokerage fees in excess of such carrying value shall be assumed by Retrocessionaire, as provided for above.

     Notwithstanding the foregoing, Retrocedant will retain all liabilities arising under any Reinsurance Contract relating to or emanating from each of the following:

     (i) the losses caused by the European floods in August 2002 the ("FLOOD LIABILITIES"); and

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     (ii)    the 2002 underwriting year with respect to the Reinsurance
             Contracts included in Classes L27 and L34 as set forth on Exhibit A-1 hereto (the "2002 UK BANK BOOK"), including, without limitation, the Loss Reserves, unearned premium reserves, and other associated reserves relating to such 2002 underwriting year for the 2002 UK Bank Book (the "2002 UK BANK BOOK LIABILITIES").

     With respect to any named storm(s) (which are any tropical cyclones assigned a name by the National Hurricane Center) in existence as of the Effective Time which cause insured damage within 10 days of the Effective Date, except as provided for herein, Retrocedant shall retrocede one hundred percent (100%) quota share of losses arising from all such storms, net of the inuring benefit of Inuring Retrocessions as allocated pursuant to Exhibits E and G (but excluding the inuring benefit of the Holborn aggregate cover referenced as Item 13 in Exhibit D) to Retrocessionaire and Retrocessionaire shall accept one hundred percent (100%) quota share of such losses. However, Retrocedant shall retain $25,000,000 of losses, in the aggregate, net of the inuring benefit of Inuring Retrocessions as allocated pursuant to Exhibits E and G, in excess of the first $25,000,000, net of the inuring benefit of Inuring Retrocessions as allocated pursuant to Exhibits E and G, that Retrocessionaire assumes. Retrocedant shall use commercially reasonable efforts to arrange, on behalf of Retrocessionaire, third party retrocessional coverage for losses arising from such named storms in excess of $50,000,000 in the aggregate, net of the inuring benefit of Inuring Retrocessions as allocated pursuant to Exhibits E and G. The cost of such coverage shall not exceed $5 million with such cost shared equally by Retrocedant and Retrocessionaire. The amount of such coverage shall be $100,000,000 or such lesser amount as may be available on the specified terms. It is understood that the calculation of any losses or retentions by the Retrocedant or the Retrocessionaire, as the case may be, pursuant to this subparagraph shall include all losses or retentions, respectively, with respect to all subsidiaries of The St. Paul or Platinum Holdings, as the case may be, under any Quota Share Retrocession Agreement, as defined in the Formation and Separation Agreement, between any subsidiary of The St. Paul, as cedant, and a subsidiary of Platinum Holdings as retrocessionaire.

     The Flood Liabilities, the 2002 UK Bank Book Liabilities and the liabilities in respect of the named storms, as described above retained by Retrocedant as specified above (collectively, the "Excluded Losses") shall not be subject to this Agreement.

     No retrocession shall attach with respect to any contracts of reinsurance of any kind or type whatsoever issued and/or assumed by Retrocedant, other than the Reinsurance Contracts.

                                   ARTICLE II

                                      TERM

     This Agreement shall be continuous as to the Reinsurance Contracts. Except as mutually agreed in writing by the Retrocedant and the Retrocessionaire, this Agreement

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shall remain continuously in force until all Reinsurance Contracts are terminated, expired, cancelled or commuted.

                                   ARTICLE III

                                    COVERAGE

     SECTION 3.01 SECTION A (RETROSPECTIVE) COVERAGE PERIOD. The Section A (Retrospective) Coverage Period will be the period from and including January 1, 2002 to but not including the Effective Time.

     SECTION 3.02 SECTION B (PROSPECTIVE) COVERAGE PERIOD. The Section B (Prospective) Coverage Period will be the period from and including the Effective Time through the commutation, expiration or final settlement of all liabilities under any of the Reinsurance Contracts.

                                   ARTICLE IV

                      PREMIUMS AND ADDITIONAL CONSIDERATION

     SECTION 4.01     SECTION A (RETROSPECTIVE) COVERAGE PERIOD -- PREMIUM.

     (a) On the Effective Date, in respect of the Section A (Retrospective) Coverage Period, Retrocedant shall pay to the account of Retrocessionaire an aggregate amount representing the sum of all amounts related and specifically allocated to each individual Class of Business (the "INITIAL SECTION A PREMIUM") equal to one hundred percent (100%) of the carrying value on the books of the Retrocedant as of September 30, 2002, of the aggregate of all Loss Reserves relating to the Reinsurance Contracts, determined in accordance with statutory accounting principles on a basis consistent in all material respects with the methods, principles, practices and policies employed in the preparation and presentation of Retrocedant's annual statutory financial statement as of December 31, 2001 as filed with the Minnesota Department of Commerce (consistent with the methods, principles, practices and policies applied at June 30, 2002) and as submitted to The St. Paul, provided, that in no event shall such amount be less than Retrocedant's good faith estimate, based upon due investigation by the Retrocedant, as of the date at which such calculation is being made, of all Loss Reserves relating to the Reinsurance Contracts by applicable Class of Business that would be required (i) in order for such reserves to be in full compliance with customary practices and procedures of Retrocedant for filings and financial statements as of September 30, 2002, and (ii) to cause such reserves to bear a reasonable relationship to the events, conditions, contingencies and risks which are the bases for such reserves, to the extent known by Retrocedant at the time of such calculation.

     (b) On the 90th day following the Effective Date (or if such 90th day is not a Business Day, the first Business Day following such 90th day), Retrocedant shall prepare and deliver to Retrocessionaire an accounting (the "PROPOSED LOSS RESERVE ACCOUNTING") of all Loss Reserves relating to the Reinsurance Contracts, as of the Effective Date,

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determined in accordance with this Section 4.01 and the Methodology for
Calculation of the Final Section A Premium, as set forth on Exhibit C hereto (the "FINAL SECTION A PREMIUM") and the reserves for ceding commissions and brokerage fees as of the Effective Date (the "FINAL CEDING COMMISSION RESERVES"), and taking into consideration all relevant data becoming available to Retrocedant subsequent to the Effective Date. In the event the Final Section A Premium for any individual Class of Business is greater than the Initial Section A Premium for such individual Class of Business or the Final Ceding Commission Reserves are less than the Initial Ceding Commission Reserves, Retrocedant shall promptly pay to the account of Retrocessionaire the difference plus interest on such amount at the Applicable Rate (as defined below) from and including the Effective Date to and including the date of such payment. In the event the Final Section A Premium for any individual Class of Business is less than the Initial Section A Premium for such individual Class of Business or the Final Ceding Commission Reserves are greater than the Initial Ceding Commission Reserves, Retrocessionaire shall promptly pay to the account of Retrocedant the difference plus interest on such amount at the Applicable Rate (as defined below) from and including the Effective Date to and including the date of such payment. "Class of Business" shall be defined as each individual class or line of business as delineated by the Retrocedant as of the date hereof as set forth on Exhibit A-1.

     (c) In the event that a reinsurance contract is not included in one of the classes set forth in Exhibit A-1, but is deemed to be a Reinsurance Contract by the mutual agreement of the parties, the parties shall determine whether the Final Section A Premium reflected one hundred percent of the associated reserves with respect to such Reinsurance Contract as of the Effective Date. If the Final Section A Premium did not so reflect such associated reserves with respect to such Reinsurance Contract as of the Effective Date, Retrocedant shall promptly pay to the account of Retrocessionaire an amount equal to the amount that should have been included in the Final Section A Premium, as determined pursuant to paragraph (b) of this Section 4.01, less any amounts paid by Retrocedant on or after the Effective Date pursuant to such Reinsurance Contract relating to such reserves, plus interest on such amount at the Applicable Rate calculated from and including the Effective Date to and including the date of such payment to Retrocessionaire.

     (d) Notwithstanding the foregoing, the parties agree that all gross estimated premiums written prior to the Effective Date and earned but not yet billed, net of applicable ceding commission and retrocession premium (net of retrocession commissions) ("EBUB", and also referred to as "estimated premiums receivable" or "EBNR" or "earned but unbilled") as of the Effective Time and relating to the Reinsurance Contracts, as determined on or before _____, 2002, as set forth in Exhibit C, in a manner consistent with Retrocedant's customary practices and procedures and as submitted to The St. Paul, shall be allocated to Retrocedant. All payments received after the Effective Time by Retrocedant or Retrocessionaire in respect of EBUB as of the Effective Time shall be retained by Retrocedant or held on trust for and paid by Retrocessionaire to or to the order of Retrocedant, and all rights to collect such amounts shall be retained by or transferred to Retrocedant. Any changes made on or after the Effective Time as to the estimated amount of EBUB as of the Effective Time shall be for

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the account of Retrocessionaire and shall not affect the amount retained by
Retrocedant. The parties agree that as of the first anniversary of the date hereof, Retrocessionaire shall pay to Retrocedant the difference, if any, between the amount of EBUB as of the Effective Time and the aggregate amount subsequently billed and paid to and/or retained by Retrocedant prior to that date with respect to EBUB as of the Effective Time, it being understood that Retrocedant shall bear all risk of non-payment and non-collectibility with respect to premiums written and unearned as of the Effective Date and subsequently billed. All amounts, if any, in respect of EBUB which are in excess of EBUB as of the Effective Time, calculated pursuant to the first sentence of this Section 4.01(d), shall be for the account of Retrocessionaire and no such amounts shall be retained by or payable to Retrocedant.

     SECTION 4.02     SECTION B (PROSPECTIVE) COVERAGE PERIOD -- PREMIUMS.

     (a) On the Effective Date, in respect of the Section B (Prospective) Coverage Period, Retrocedant shall transfer to Retrocessionaire an aggregate amount representing the sum of all amounts related and specifically allocated to each individual Class of Business (the "INITIAL SECTION B PREMIUM") equal to the carrying value on the books of Retrocedant as of September 30, 2002, of one hundred percent (100%) of the unearned premium reserves, net of unearned ceding commissions and net of Inuring Retrocession premiums as provided for in Section
7.04 and as allocated pursuant to Exhibit F, in each case relating to the Reinsurance Contracts, determined in accordance with statutory accounting principles on a basis consistent in all material respects with the methods, principles, practices and policies employed in the preparation and presentation of Retrocedant's annual statutory financial statement as of December 31, 2001 as filed with the Minnesota Department of Commerce (consistent with the methods, principles, practices and policies applied at June 30, 2002) and as submitted to The St. Paul.

     (b) On the 90th day following the Effective Date (or if such 90th day is not a Business Day, the first Business Day following such 90th day), Retrocedant shall prepare and deliver to Retrocessionaire an accounting (the "PROPOSED PREMIUM RESERVE ACCOUNTING", together with the Proposed Loss Reserve Accounting, the "PROPOSED ACCOUNTING") of all unearned premium reserves relating to the Reinsurance Contracts, as of the Effective Date, determined in accordance with statutory accounting principles on a basis consistent in all material respects with the methods, principles, practices and policies employed in the preparation and presentation of Retrocedant's annual statutory financial statement as of December 31, 2001 as filed with the Minnesota Department of Commerce (consistent with the methods, principles, practices and policies applied at June 30, 2002) and as submitted to The St. Paul, relating to the Reinsurance Contracts, net of the unearned ceding commission and net of Inuring Retrocession premiums as provided for in Section 7.04 and as allocated pursuant to Exhibit F (the "FINAL SECTION B PREMIUM"). In the event the Final Section B Premium for any individual Class of Business is greater than the Initial Section B Premium for such individual Class of Business, Retrocedant shall promptly pay to the account of Retrocessionaire the difference plus interest on such amount at the Applicable Rate from and including the Effective Date to and including the date of such payment. In the event the Initial Section B Premium for any individual Class of Business is greater than the Final

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Section B Premium for such individual Class of Business, Retrocessionaire shall promptly pay to the account of Retrocedant the difference plus interest on such amount at the Applicable Rate from and including the Effective Date to and including the date of such payment.

     (c) Retrocedant shall transfer to Retrocessionaire with respect to all Reinsurance Contracts, one hundred percent (100%) of all gross premiums written on or after the Effective Time, net of premium returns, allowances and cancellations and less any applicable Retrocedant Ceding Commission and Inuring Retrocession premiums as provided for in Section 7.04 and as allocated pursuant to Exhibit F.

     (d) Retrocedant shall retain all gross premiums attributable to losses arising from the Excluded Losses, including but not limited to adjusted premiums, portions of reinstatement premiums and other adjustments attributable to such losses.

     SECTION 4.03     DISPUTE RESOLUTION.

     (a) After receipt of the Proposed Accounting, together with the work papers used in preparation thereof, Retrocessionaire shall have 30 days (the "REVIEW PERIOD") to review such Proposed Accounting. Unless Retrocessionaire delivers written notice to Retrocedant on or prior to the 30th day of the Review Period stating that it has material objections to the Proposed Accounting for one or more Classes of Business or the Final Ceding Commission Reserves, Retrocessionaire shall be deemed to have accepted and agreed to the Proposed Accounting. If Retrocessionaire so notifies Retrocedant of any material objection(s) to the Proposed Accounting, the parties shall in good faith attempt to resolve, within 30 days (or such longer period as the parties may agree) following such notice (the "RESOLUTION PERIOD"), their differences with respect to such material objections related to any Class of Business so identified. Retrocedant and Retrocessionaire agree that only those Classes of Business (or the Final Ceding Commission Reserves, if applicable) to which such notification relates shall be subject to adjustment, and any resolution by them as to any disputed amounts, as evidenced by a writing signed by both parties, shall be final, binding and conclusive.

     In the event that Retrocessionaire believes that Loss Reserves for a Class of Business need to be increased beyond the amount implied by the algorithm set forth in Exhibit C, or the Final Ceding Commission Reserves need to be reduced, Retrocessionaire and Retrocedant will endeavor to agree on an appropriate adjustment. If the two parties cannot agree on an adjustment, Retrocedant may elect to (i) retain the liabilities and the associated Loss Reserves for the subject Class of Business and all unearned premium and Retrocessionaire shall transfer to Retrocedant all Initial Section A Premium and Initial Section B Premium paid by Retrocedant for the subject Class of Business, plus interest on the average [daily] amount at the Applicable Rate from the Effective Date to the date of such transfer, or (ii) extend the time period for adjusting the reserve to as much as 36 months or (iii) choose to arbitrate according to Section 4.03(b), it being understood that arbitration according to Section 4.03(b) shall be the sole remedy for disputes regarding the Final Ceding Commission Reserves. In the event that

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Retrocedant chooses to extend the time period for adjusting the reserves for a
Class of Business, Retrocedant retains the exposure to adverse loss development and Retrocessionaire will suffer no exposure to paid losses in excess of the Initial Section A Premium and Initial Section B Premium paid by Retrocedant. At the end of the extended period, any continued disagreement between Retrocedant and Retrocessionaire would be submitted to arbitration as set forth in Section 4.03(b) hereto.

     (b) Any amount remaining in dispute at the conclusion of the Resolution Period for which Retrocedant has not elected the remedies set forth in Section 4.03(a)(i) and (ii) above or as to which any extension period has elapsed without agreement between the parties ("UNRESOLVED CHANGES") shall be submitted to arbitration. One arbiter (each arbiter, an "ARBITER") shall be chosen by Retrocedant, the other by Retrocessionaire, and an umpire (the "UMPIRE") shall be chosen by the two Arbiters before they enter upon arbitration. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters, but only after providing 10 days' written notice of its intention to do so and only if such other party has failed to appoint an Arbiter within such 10 day period. The two Arbiters shall in turn choose an Umpire who shall act as the Umpire and preside over the hearing. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days after notification of the appointment of the second Arbiter, the selection of the Umpire shall be made by the American Arbitration Association. All Arbiters and Umpires shall be active or retired disinterested property/casualty actuaries of insurance or reinsurance companies or Lloyd's of London Underwriters.

     (c) Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire, unless the parties mutually agree to an extension of time. Subject to the provisions of paragraph (f) of this Section 4.03, the decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

     (d) Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration unless otherwise directed by the Arbiters.

     (e) Any arbitration proceedings shall take place in New York, New York unless the parties agree otherwise.

     (f) Once the Proposed Accounting has been finalized in accordance with the above process, the Final Section A Premium and the Final Section B Premium amounts shall be as set forth in the Proposed Accounting, as determined by the Arbiters, if applicable (the "ARBITRATED FINAL SECTION A PREMIUM" and/or "ARBITRATED FINAL SECTION B PREMIUM", as the case may be). In the event the sum of the Arbitrated Final Section A Premium and the Arbitrated Final Section B Premium amounts (determined in accordance with the first sentence of this Section 4.03(f)) is greater than the amount paid

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by Retrocedant to Retrocessionaire on the Effective Date, Retrocedant shall promptly pay to the account of Retrocessionaire the difference plus interest on such amount at the Applicable Rate from and including the Effective Date to and including the date of such payment. In the event the sum of such amounts (determined in accordance with the first sentence of this Section 4.03(f)) is lower than the amount paid by Retrocedant to Retrocessionaire on the Effective Date, Retrocessionaire shall promptly pay to the account of Retrocedant the difference plus interest on such amount at the Applicable Rate from the Effective Date to the date of such payment.

     (g) It is understood that the dispute resolution provisions set forth in this Section 4.03 represent the exclusive remedy for disputes arising between the parties with respect to the Proposed Accounting and that the dispute mechanisms set forth in Article XV shall be the exclusive remedy for all disputes not relating to the Proposed Accounting.

                                    ARTICLE V

                          RETROCEDANT CEDING COMMISSION

     With respect to the Reinsurance Contracts, Retrocessionaire shall pay to Retrocedant a ceding commission (the "RETROCEDANT CEDING COMMISSION") with respect to the Section B (Prospective) Coverage Period, and such Retrocedant Ceding Commission shall equal 100 percent (100%) of the actual expenses incurred in writing each Reinsurance Contract, including actual ceding commissions and brokerage fees, as determined in accordance with Retrocedant's customary practices and procedures and as submitted to The St. Paul, all as allocable pro rata to periods from and after the Effective Time. Retrocedant Ceding Commissions shall also include all underwriting fees and other costs and expenses paid by Retrocedant pursuant to the Underwriting Management Agreement between Retrocedant and Retrocessionaire, dated as of the date hereof, and all underwriting and other expenses incurred by Retrocedant on or after the Effective Date with respect to the liabilities transferred hereunder, as determined in accordance with Retrocedant's customary practices and procedures.

                                   ARTICLE VI

                               ORIGINAL CONDITIONS

     All retrocessions assumed under this Agreement shall be subject to the same rates, terms, conditions, waivers and interpretations, and to the same modifications and alterations, as the respective Reinsurance Contracts.

                                   ARTICLE VII

                              INURING RETROCESSIONS

     SECTION 7.01 ALLOCATION TO RETROCESSIONAIRE. Retrocedant agrees that the retrocession contracts purchased by the reinsurance division of The St. Paul ("St. Paul

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Re") from third party retrocessionaires ("THIRD PARTY RETROCESSIONAIRES") on behalf of Retrocedant prior to the Effective Time that are listed on Exhibit D hereto shall inure to the benefit of Retrocessionaire to the extent of liabilities covered under this Agreement ("INURING RETROCESSIONS"), subject to the agreed allocations in Exhibits E, F and G. It is further understood and agreed that facultative reinsurance not listed on Exhibit D but relating to the Reinsurance Contracts shall also inure to the benefit of Retrocessionaire to the extent of liabilities covered under this Agreement and shall be considered Inuring Retrocessions under this Agreement.

     SECTION 7.02 TRANSFER. Retrocedant and Retrocessionaire shall use their respective commercially reasonable efforts to obtain the consent of Third Party Retrocessionaires under the Inuring Retrocessions to include Retrocessionaire as an additional reinsured with respect to the Reinsurance Contracts or, in the alternative, to make all payments directly to the Retrocessionaire, to the extent allocable to the Reinsurance Contracts, in the manner set forth in Exhibit E hereto, and to seek all payments, to the extent allocable to the Reinsurance Contracts, in the manner set forth herein in Exhibit F hereto, directly from Retrocessionaire, it being understood that Retrocessionaire shall bear all risk of non-payment or non-collectibility under the Inuring Retrocessions.

     SECTION 7.03 INURING RETROCESSIONS CLAIMS. (a) Each of the parties agrees to transfer to the other party all recoveries or any portion thereof that such party receives on or after the Effective Time pursuant to the Inuring Retrocessions which are allocated to the other party in the manner set forth in Exhibit E hereto. Retrocedant shall use its commercially reasonable efforts to collect any recoveries due to Retrocessionaire under the Inuring Retrocessions that indemnify the Retrocedant for losses or expenses payable or return of premium allocable to the Retrocessionaire and shall hold them on trust for, and pay them to or to the order of Retrocessionaire. The parties agree that Retrocessionaire's obligations to make payments pursuant to the Inuring Retrocessions or to reimburse Retrocedant pursuant to this Agreement shall not be waived by non-receipt of any such amounts. Retrocessionaire shall reimburse Retrocedant for one hundred percent (100%) of any expenses reasonably incurred by Retrocedant in attempting to make such collection, including all allocated expenses, as determined in accordance with St. Paul Re's customary practices and procedures. Retrocessionaire shall have the right to associate with Retrocedant, at Retrocessionaire's own expense, in any actions brought by Retrocedant to make such collections.

     (b) In the event claims of Retrocedant and Retrocessionaire aggregate in excess of the applicable limit under an Inuring Retrocession, all limits applicable to either Retrocedant or Retrocessionaire shall be allocated between Retrocedant and Retrocessionaire in the manner set forth in Exhibit G hereto.

     SECTION 7.04 INITIAL CONSIDERATION. To the extent not already reflected in the calculation of Final Section B Premium, as part of the Section B (Prospective) Coverage Period premiums described in Section 4.02,
Retrocessionaire shall reimburse Retrocedant for one hundred percent (100%) of any and all unearned premiums paid by

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Retrocedant under such Inuring Retrocessions net of any applicable unearned ceding commissions paid to Retrocedant thereunder.

     SECTION 7.05 ADDITIONAL CONSIDERATION. Retrocessionaire agrees to pay under the Inuring Retrocessions all future premiums Retrocedant is obligated to pay pursuant to the terms of the Inuring Retrocessions to the extent that such premiums are allocable to Retrocessionaire in the manner set forth in Exhibit F hereto, and not otherwise paid by Retrocessionaire and to indemnify Retrocedant for all such premiums paid directly by Retrocedant, net of any ceding commissions and similar amounts paid by Third Party Retrocessionaires to Retrocedant.

     SECTION 7.06     TERMINATION OR COMMUTATION OF INURING RETROCESSIONS.

     (a) With respect to any Inuring Retrocessions providing coverage solely with respect to the Reinsurance Contracts, Retrocedant agrees, on behalf of itself and its affiliates, not to terminate or commute any such Inuring Retrocession without the written consent of Retrocessionaire.

     (b) With respect to any Inuring Retrocessions providing coverage for both Reinsurance Contracts and to business not being transferred, neither party shall take any action or fail to take any action that would reasonably result in the termination or commutation of (or any material change in the coverage provided by any Inuring Retrocession, without the prior written consent of the other party,) such consent not to be unreasonably withheld.

                                  ARTICLE VIII

                 LOSS AND LOSS EXPENSE; SALVAGE AND SUBROGATION;
                               FOLLOW THE FORTUNES

     (a) Retrocessionaire shall be liable for one hundred percent (100%) of all future loss, loss adjustment expenses, incurred but not reported losses and other payment obligations that arise (including ceding commissions, as and to the extent determined in Article IV) under the Reinsurance Contracts on and after January 1, 2002 and are payable as of or after the Effective Time, and shall reimburse Retrocedant for any losses, loss adjustment expenses and other payment obligations paid by Retrocedant following the Effective Time in respect of the Reinsurance Contracts, net of any recoveries received by Retrocedant with respect thereto, including recoveries under Inuring Retrocessions. Retrocessionaire shall have the right to all salvage and subrogation on the account of claims and settlements with respect to the Reinsurance Contracts.

     (b) In the event of a claim under a Reinsurance Contract, the Retrocedant will assess the validity of the claim and make a determination as to payment, consistent with the claims handling guidelines previously provided to Retrocedant in writing by Retrocessionaire and Retrocessionaire may exercise its rights under Section 10.01 in respect thereof. Retrocedant shall provide prompt notice of any claim in excess of $500,000 to Retrocessionaire. All payments made by Retrocedant, whether under strict contract terms or by way of compromise, shall be binding on Retrocessionaire. In addition, if Retrocedant refuses to pay a claim in full and a legal proceeding results, Retrocessionaire will be unconditionally bound by any settlement agreed to by Retrocedant or the adverse judgment of any court or arbitrator (which could include any judgment for bad faith, punitive damages, excess policy limit losses or extra contractual obligations) and Retrocedant may recover with respect to such settlements and judgments under this Agreement. Though Retrocedant will settle such claims and litigation in good faith, Retrocessionaire is bound to accept the settlements paid by Retrocedant and such settlements may be for amounts that could be greater than the amounts that would be agreed to by Retrocessionaire if Retrocessionaire were to settle such claims or litigation directly. It is the intent of this Agreement that Retrocessionaire shall in every case in which this Agreement applies and in the proportions specified herein, "follow the fortunes" of Retrocedant in respect of risks Retrocessionaire has accepted under this Agreement.

                                   ARTICLE IX

                          EXTRA CONTRACTUAL OBLIGATIONS

     In the event Retrocedant or Retrocessionaire is held liable to pay any punitive, exemplary, compensatory or consequential damages because of alleged or actual bad faith or negligence related to the handling of any claim under any Reinsurance Contract or otherwise in respect of such Reinsurance Contract, the parties shall be liable for such damages in proportion to their responsibility for the conduct giving rise to the damages. Such determination shall be made by Retrocedant and Retrocessionaire, acting jointly and in good faith, and in the event the parties are unable to reach agreement as to such determination, recourse shall be had to Article XV hereof.

                                    ARTICLE X

                     ADMINISTRATION OF REINSURANCE CONTRACTS

     SECTION 10.01    ADMINISTRATION.

     (a) The parties agree that, as of the Effective Time, Retrocedant shall have the sole authority to administer the Reinsurance Contracts in all respects, which authority shall include, but not be limited to, authority to bill for and collect premiums, adjust all claims and handle all disputes thereunder and to effect any and all amendments, commutations and cancellations of the Reinsurance Contracts, subject, however, in the case of administration of claims, to all claims handling guidelines provided in advance in writing by Retrocessionaire to Retrocedant. Retrocedant shall not, on its own, settle any claim, waive any right, defense, setoff or counterclaim relating to the Reinsurance Contracts with respect to amounts in excess of $ 500,000 or make any ex gratia payments, and shall not amend, commute or terminate any of the Reinsurance Contracts, in each case without the prior written consent of Retrocessionaire.

     (b) Notwithstanding the foregoing, to the extent permitted by law, Retrocessionaire may, at its discretion and at its own expense, assume the administration, defense and settlement of any claim upon prior written notice to Retrocedant. Upon receipt of such notice, Retrocedant shall not compromise, discharge or settle such claim except with the prior written consent of Retrocessionaire. Retrocessionaire shall not take any action in the administration of such claim that would reasonably be expected to adversely affect Retrocedant, its business or its reputation, without the prior written consent of Retrocedant. Subject to the terms of Article IX hereof, Retrocessionaire shall indemnify Retrocedant for all Losses, including punitive, exemplary, compensatory or consequential damages arising from such assumption of the conduct of such settlement pursuant to Article XIV herein.

     SECTION 10.02 REPORTING AND REGULATORY MATTERS. Each party shall provide the notices and filings required to be made by it to state regulatory authorities as a result of this Agreement. Notwithstanding the foregoing, each party shall provide to the other party any information in its possession regarding the Reinsurance Contracts as reasonably required by the other party to make such filings and in a form as agreed to by the parties.

     SECTION 10.03 DUTY TO COOPERATE. Upon the terms and subject to the conditions and other agreements set forth herein, each party agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary or advisable to perform the transactions contemplated by this Agreement.

     SECTION 10.04 COMMUNICATIONS RELATING TO THE REINSURANCE CONTRACTS. Following the Effective Time, Retrocedant and Retrocessionaire shall each promptly forward to the other copies of all material notices and other written communications it receives relating to the Reinsurance Contracts (including, without limitation, all inquiries and complaints from state insurance regulators, brokers and other service providers and reinsureds and all notices of claims, suits and actions for which it receives service of process.)

                                   ARTICLE XI

                             REPORTS AND REMITTANCES

     SECTION 11.01 REPORT FROM RETROCEDANT. Within thirty days following the end of each month, Retrocedant shall provide Retrocessionaire with a summary statement of account for the previous month showing all activity relating to each of the Reinsurance Contracts, including related administration costs and expenses incurred by Retrocedant, consisting of the categories of information set forth in Exhibit H hereto. The monthly statement of account shall also provide a breakdown of any amounts due to the Retrocedant or Retrocessionaire, as the case may be, as reimbursement for paid claims, collected premiums or other amounts due pursuant to the terms of this Agreement, including amounts relating to Inuring Retrocessions.

     SECTION 11.02 REMITTANCES. Within two Business Days after delivery of each monthly report pursuant to Section 11.01, Retrocedant and Retrocessionaire shall settle all amounts then due under this Agreement for that month. It is agreed that Retrocedant shall retain all premiums received arising from all business written for which the first day of the original cedant's account period occurs prior to the Effective Date until such time as such aggregate amount of such premiums received equals the net amount to be retained by Retrocedant pursuant to Sections 4.01(d) and 4.02(b) herein, after which time, such premiums shall be remitted by Retrocedant to Retrocessionaire.

     SECTION 11.03 LATE PAYMENTS. Should any payment due any party to this Agreement be received by such party after the due date for such payment under this Agreement, interest shall accrue from the date on which such payment was due until payment is received by the party entitled thereto, at an annual rate equal to the London Interbank Offered Rate quoted for six month periods as reported in The Wall Street Journal on the first Business Day of the month in which such payment first becomes due plus one hundred basis points (the "APPLICABLE RATE").

     SECTION 11.04 COST REIMBURSEMENT. Retrocessionaire shall reimburse for its allocated share of all costs and expenses incurred by Retrocedant in administering the Reinsurance Contracts as set forth in Exhibit I hereto.

     SECTION 11.05 CURRENCY. For purposes of this Agreement, where Retrocedant receives premiums or pays losses in currencies other than United States dollars, such premiums or losses shall be converted into United States dollars at the actual rates of exchange at which these premiums or losses are entered in the Retrocedant's books.

                                   ARTICLE XII

                             MAINTENANCE OF LICENSES

     Each of Retrocedant and Retrocessionaire hereby covenants to maintain at all times all licenses and authorizations required to undertake the actions contemplated hereby.

                                  ARTICLE XIII

                                ACCESS TO RECORDS

     From and after the Closing Date, Retrocedant shall afford to Retrocessionaire and its respective authorized accountants, counsel and other designated representatives (collectively, "REPRESENTATIVES") reasonable access (including using commercially reasonable best efforts to give access to Persons possessing information) during normal business hours to all data and information that is specifically described in writing (collectively, "INFORMATION") within the possession of Retrocedant relating to the liabilities transferred hereunder, insofar as such information is reasonably required by Retrocessionaire. Similarly, from and after the Closing Date, Retrocessionaire shall afford to Retrocedant, any Post-closing Subsidiary of Retrocedant and their respective Representatives reasonable access (including using commercially reasonable best efforts to give access to Persons possessing information) during normal business hours to Information within Retrocessionaire's possession relating to Retrocedant, insofar as such information is reasonably required by Retrocedant. Information may be requested under this Article XIII for, without limitation, audit, accounting, claims, litigation (other than any claims or litigation between the parties hereto) and tax purposes, as well as for purposes of fulfilling disclosure and reporting obligations and for performing this Agreement and the transactions contemplated hereby.

     From and after the Closing Date, Retrocessionaire and Retrocedant or their designated representatives may inspect, at the place where such records are located, any and all data and information that is specifically described in writing within the possession of the other party hereto reasonably relating to this Agreement, on reasonable prior notice and during normal business hours. The rights of the parties under this Article XIII shall survive termination of this Agreement and shall continue for as long as there may be liabilities under the Reinsurance Contracts or reporting or retention requirements under applicable law. In addition, each party shall have the right to take copies (including electronic copies) of any information held by the other party that reasonably relates to this Agreement or the Reinsurance Contracts. Each party shall, and shall cause its designated representatives to, treat and hold as confidential information any information it receives or obtains pursuant to this Article XIII.

                                   ARTICLE XIV

                                 INDEMNIFICATION

     SECTION 14.01 INDEMNIFICATION BY RETROCEDANT. Retrocedant agrees to indemnify, defend and hold harmless Retrocessionaire, and its officers, directors and employees with respect to any and all Losses arising from any breach by Retrocedant of any representation, warranty or covenant herein. Retrocedant further agrees to indemnify, defend and hold harmless Retrocessionaire and its officers, directors and employees against any and all Losses arising out of Retrocedant's administration of the Reinsurance Contracts, including but not limited to extracontractual obligations, payments in excess of policy limits and settlements made in respect of any such claims to the extent arising from the gross negligence or willful misconduct of Retrocedant except to the extent such actions are taken with the prior consent or direction of Retrocessionaire. Such indemnification obligations shall be limited to the aggregate of all fees paid to Retrocedant pursuant to Section 11.04 hereof.

     SECTION 14.02 INDEMNIFICATION BY RETROCESSIONAIRE. Retrocessionaire agrees to indemnify, defend and hold harmless Retrocedant, and its officers, directors and employees with respect to any and all Losses arising from any breach by Retrocessionaire of any representation, warranty or covenant herein. Retrocessionaire further agrees to indemnify, defend and hold harmless Retrocedant and its officers, directors and employees against any and all Losses arising out of Retrocessionaire's administration of the Reinsurance Contracts, including but not limited to extracontractual obligations, payments in excess of policy limits and settlements made in respect of any such claims.

     SECTION 14.03 INDEMNIFICATION PROCEDURES. (a) If a party seeking indemnification pursuant to this Article XIV (each, an "INDEMNITEE") receives notice or otherwise learns of the assertion by a Person (including, without limitation, any governmental entity) who is not a party to this Agreement or an Affiliate thereof, of any claim or of the commencement by any such Person of any Action (a "THIRD PARTY CLAIM") with respect to which the party from whom indemnification is sought (each, an "INDEMNIFYING PARTY") may be obligated to provide indemnification pursuant to this Section 14.01 or 14.02, such Indemnitee shall give such Indemnifying Party written notice thereof promptly after becoming aware of such Third Party Claim; PROVIDED that the failure of any Indemnitee to give notice as provided in this Section 14.03 shall not relieve the Indemnifying Party of its obligations under this Article XIV, except to the extent that such Indemnifying Party is prejudiced by such failure to give notice. Such notice shall describe the Third Party Claim in as much detail as is reasonably possible and, if ascertainable, shall indicate the amount (estimated if necessary) of the Loss that has been or may be sustained by such Indemnitee.

     (b) An Indemnifying Party may elect to defend or to seek to settle or compromise, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any Third Party Claim. Within 30 days of the receipt of notice from an Indemnitee in accordance with Section 14.03(a) (or sooner, if the nature of such Third Party Claim so requires), the Indemnifying Party shall notify the Indemnitee of its election whether the Indemnifying Party will assume responsibility for defending such Third Party Claim, which election shall specify any reservations or exceptions. After notice from an Indemnifying Party to an Indemnitee of its election to assume the defense of a Third Party Claim, such Indemnifying Party shall not be liable to such Indemnitee under this
Article XIV for any legal or other expenses (except expenses approved in writing in advance by the Indemnifying Party) subsequently incurred by such Indemnitee in connection with the defense thereof; PROVIDED that, if the defendants in any such claim include both the Indemnifying Party and one or more Indemnitees and in any Indemnitee's reasonable judgment a conflict of interest between one or more of such Indemnitees and such Indemnifying Party exists in respect of such claim or if the Indemnifying Party shall have assumed responsibility for such claim with reservations or exceptions that would materially prejudice such Indemnitees, such Indemnitees shall have the right to employ separate counsel to represent such Indemnitees and in that event the reasonable fees and expenses of such separate counsel (but not more than one separate counsel for all such Indemnitees reasonably satisfactory to the Indemnifying Party) shall be paid by such Indemnifying Party. If an Indemnifying Party elects not to assume responsibility for defending a Third Party Claim, or fails to notify an Indemnitee of its election as provided in this Article XIV, such Indemnitee may defend or (subject to the remainder of this Article XIV) seek to compromise or settle such Third Party Claim at the expense of the Indemnifying Party.

     (c) Neither an Indemnifying Party nor an Indemnitee shall consent to entry of any judgment or enter into any settlement of any Third Party Claim which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee, in the case of a consent or settlement by an Indemnifying Party, or the Indemnifying Party, in the case of a consent or settlement by the Indemnitee, of a written release from all liability in respect to such Third Party Claim.

     (d) If an Indemnifying Party chooses to defend or to seek to compromise or settle any Third Party Claim, the Indemnitee shall make available at reasonable times to such Indemnifying Party any personnel or any books, records or other documents within its control or which it otherwise has the ability to make available that are necessary or appropriate for such defense, settlement or compromise, and shall otherwise cooperate in a reasonable manner in the defense, settlement or compromise of such Third Party Claim.

     (e) Notwithstanding anything in this Article XIV to the contrary, neither an Indemnifying Party nor an Indemnitee may settle or compromise any claim over the objection of the other; PROVIDED that consent to settlement or compromise shall not be unreasonably withheld or delayed. If an Indemnifying Party notifies the Indemnitee in writing of such Indemnifying Party's desire to settle or compromise a Third Party Claim on the basis set forth in such notice (provided that such settlement or compromise includes as an unconditional term thereof the giving by the claimant or plaintiff of a written release of the Indemnitee from all liability in respect thereof) and the Indemnitee shall notify the Indemnifying Party in writing that such Indemnitee declines to accept any such settlement or compromise, such Indemnitee may continue to contest such Third Party Claim, free of any participation by such Indemnifying Party, at such Indemnitee's sole expense. In such event, the obligation of such Indemnifying Party to such Indemnitee with respect to such Third Party Claim shall be equal to (i) the costs and expenses of such Indemnitee prior to the date such Indemnifying Party notifies such Indemnitee of the offer to settle or compromise (to the extent such costs and expenses are otherwise indemnifiable hereunder) PLUS (ii) the lesser of (A) the amount of any offer of settlement or compromise which such Indemnitee declined to accept and (B) the actual out-of-pocket amount such Indemnitee is obligated to pay subsequent to such date as a result of such Indemnitee's continuing to pursue such Third Party Claim.

     (f) In the event of payment by an Indemnifying Party to any Indemnitee in connection with any Third Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right or claim relating to such Third Party Claim against any claimant or plaintiff asserting such Third Party Claim or against any other Person. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right or claim.

     (g) Except with respect to claims relating to actual fraud, the indemnification provisions set forth in this section are the sole and exclusive remedy of the parties hereto for any and all claims for indemnification under this Agreement.

     SECTION 14.04 SURVIVAL. This Article XIV shall survive termination of this Agreement.

                                   ARTICLE XV

                                   ARBITRATION

     (a) As a condition precedent to any right of Action under this Agreement, any dispute or difference between the parties hereto relating to the formation, interpretation, or performance of this Agreement, or any transaction under this Agreement, whether arising before or after termination, shall be submitted for decision to a panel of three arbitrators (the "PANEL") at the offices of Judicial Arbitration and Mediation Services, Inc. in accordance with the Streamlined Arbitration Rules and Procedures of Judicial Arbitration and Mediation Services, Inc.

     (b) The party demanding arbitration shall do so by written notice complying with the terms of Section 20.06. The arbitration demand shall state the issues to be resolved and shall name the arbitrator appointed by the demanding party.

     (c) Within 30 days of receipt of the demand for arbitration, the responding party shall notify the demanding party of any additional issues to be resolved in the arbitration and the name of the responding party's appointed arbitrator. If the responding party refuses or neglects to appoint an arbitrator within 30 days following receipt of the written arbitration demand, then the demanding party may appoint the second arbitrator, but only after providing 10 days' written notice of its intention to do so and only if such other party has failed to appoint the second arbitrator within such 10 day period.

     (d) The two arbitrators shall, before instituting the hearing, select an impartial arbitrator who shall act as the umpire and preside over the hearing. If the two arbitrators fail to agree on the selection of a third arbitrator within 30 days after notification of the appointment of the second arbitrator, the selection of the umpire shall be made by the American Arbitration Association. Upon resignation or death of any member of the Panel, a replacement will be appointed in the same fashion as the resigning or deceased member was appointed. All arbitrators shall be active or former officers of property/casualty insurance or reinsurance companies, or Lloyd's underwriters, and shall be disinterested in the outcome of the arbitration.

     (e) Within 30 days after notice of appointment of all arbitrators, the Panel shall meet and determine timely periods for briefs, discovery procedures and schedules for hearings. The Panel shall have the power to determine all procedural rules for the holding of the arbitration, including but not limited to the inspection of documents, examination of witnesses and any other matter relating to the conduct of the arbitration. The Panel shall interpret this Agreement as an honorable engagement and not as merely a legal obligation and shall make its decision considering the custom and practice of the applicable insurance and reinsurance business. The Panel shall be relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of any two arbitrators shall be binding and final. The arbitrators shall render their decision in writing within 60 days following the termination of the hearing. Judgment upon the award may be entered in any court of competent jurisdiction.

     (f) Except as otherwise provided herein, all proceedings pursuant hereto shall be governed by the laws of the State of Minnesota without giving effect to any choice or conflict of laws provision or rule (whether of the State of Minnesota or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Minnesota.

     (g) The parties agree that any disputes subject to arbitration pursuant to this Article XV that may also be subject to arbitration proceedings between respective Affiliates of the parties shall be consolidated with and subject to arbitration pursuant to this Article XV. The parties further agree that all issues that are limited to a specific foreign jurisdiction under an agreement between the respective affiliates of the parties shall be determined by this Panel pursuant to the consolidation, in reference to the governing law of the applicable agreement.

     (h) Each party shall bear the expense of its own arbitrator and shall share equally with the other party the expense of the umpire and of the arbitration.

     (i) Arbitration hereunder shall take place in New York, New York unless the parties agree otherwise.

     (j)     This Article XV shall survive termination of this Agreement.

                                   ARTICLE XVI

                                   INSOLVENCY

     (a) In the event of the insolvency of Retrocedant, this reinsurance shall be payable directly to Retrocedant, or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of Retrocedant without diminution because of the insolvency of Retrocedant or because the liquidator, receiver, conservator or statutory successor of Retrocedant has failed to pay all or a portion of any claim.

     (b) It is agreed, however, that the liquidator, receiver, conservator or statutory successor of Retrocedant shall give written notice to the Retrocessionaire of the pendency of a claim against Retrocedant indicating the Reinsurance Contract, which claim would involve a possible liability on the part of Retrocessionaire within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, Retrocessionaire may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses that it may deem available to Retrocedant or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by Retrocessionaire shall be chargeable, subject to the approval of the court, against Retrocedant as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to Retrocedant solely as a result of the defense undertaken by Retrocessionaire.

     (c) As to all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement, the reinsurance shall be payable as set forth above by

Retrocessionaire to Retrocedant or to its liquidator, receiver, conservator or statutory successor, except (1) where the Reinsurance Contracts specifically provide another payee in the event of the insolvency of Retrocedant, and (2) where Retrocessionaire, with the consent of the reinsured or reinsureds under the Reinsurance Contracts, has assumed such Reinsurance Contract obligations of Retrocedant as direct obligations of Retrocessionaire to the payees under such Reinsurance Contracts and in substitution for the obligations of the Retrocedant to such payees.

                                  ARTICLE XVII

                                     OFFSET

     Retrocedant and Retrocessionaire shall have the right to offset any balance or amounts due from one party to the other under the terms of this Agreement. The party asserting the right of offset may exercise such right at any time whether the balances due are on account of premiums, losses or otherwise.

                                  ARTICLE XVIII

                              ERRORS AND OMISSIONS

     Any inadvertent delay, omission, error or failure shall not relieve either party hereto from any liability which would attach hereunder if such delay, omission, error or failure had not been made, provided such delay, omission, error or failure is rectified as soon as reasonably practicable upon discovery.

                                   ARTICLE XIX

                        CREDIT FOR REINSURANCE; SECURITY

     SECTION 19.01 CREDIT FOR REINSURANCE. Retrocessionaire shall take all actions reasonably necessary, if any, to permit Retrocedant to obtain full financial statement credit in all applicable U.S. jurisdictions for all liabilities assumed by the Retrocessionaire pursuant to this Agreement, including but not limited to loss and loss adjustment expense reserves, unearned premium reserves, reserves for incurred but not reported losses, allocated loss adjustment expenses and ceding commissions, and to provide the security required for such purpose, in a form reasonably acceptable to Retrocedant. Any reserves required by the foregoing in no event shall be less than the amounts required under the law of the jurisdiction having regulatory authority with respect to the establishment of reserves relating to the relevant Reinsurance Contracts. For purposes of this Article XIX, such "actions reasonably necessary" may include, without limitation, the furnishing of a letter of credit or the establishment of a custodial or trust account, as permitted under applicable law, to secure the payment of the amounts due the Retrocedant under this Agreement.

     SECTION 19.02 EXPENSES. All expenses of establishing and maintaining any letter of credit or other security arrangement shall be paid by Retrocessionaire.

     SECTION 19.03 SECURITY. Retrocessionaire shall establish and maintain a trust fund for the benefit of Retrocedant as security for the obligations of Retrocessionaire under this Agreement. The trust fund shall be in a form reasonably satisfactory to Retrocedant and shall comply in all material respects with the requirements under Maryland Insurance Law applicable to trust funds established for credit for reinsurance purposes except as explicitly set forth therein.

                                   ARTICLE XX

                            MISCELLANEOUS PROVISIONS

     SECTION 20.01 SEVERABILITY. If any term or provision of this Agreement shall be held void, illegal, or unenforceable, the validity of the remaining portions or provisions shall not be affected thereby.

     SECTION 20.02 SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by either party without the prior written consent of the other. The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns as permitted herein.

     SECTION 20.03 NO THIRD PARTY BENEFICIARIES. Except as otherwise specifically provided for in Article XIV of this Agreement, nothing in this Agreement is intended or shall be construed to give any Person, other than the parties hereto, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein, and Retrocessionaire shall not be directly liable hereunder to any reinsured under any Reinsurance Contract.

     SECTION 20.04 EQUITABLE RELIEF. Each party hereto acknowledges that if it or its employees or agents violate the terms of this Agreement, the other party will not have an adequate remedy at law. In the event of such a violation, the other party shall have the right, in addition to any other rights that may be available to it, to obtain in any court of competent jurisdiction injunctive relief to restrain any such violation and to compel specific performance of the provisions of this Agreement. The seeking or obtaining of such injunctive relief shall not foreclose or limit in any way relief against either party hereto for any monetary damage arising out of such violation.

     SECTION 20.05 EXECUTION IN COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of counterparts and by each of the parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 20.06 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand (with receipt confirmed), or by facsimile (with transmission confirmed), or by certified mail, postage prepaid and return receipt requested, addressed as follows (or to such other address as a party may designate by written notice to the others) and shall be deemed given on the date on which such notice is received:

     If to Retrocedant:
     St. Paul Fire and Marine Insurance Company
     385 Washington Street
     St. Paul, MN 55102
     Facsimile:  [ NO.      ]
     Attention:  [TITLE]

     If to Retrocessionaire:

     Platinum Underwriters Reinsurance, Inc.
     195 Broadway
     New York, New York 10007
     Facsimile:  (212) 238-9202
     Attention:  Chief Financial Officer

     SECTION 20.07 WIRE TRANSFER. All settlements in accordance with this Agreement shall be made by wire transfer of immediately available funds on the due date, or if such day is not a Business Day, on the next day which is a Business Day, pursuant to the following wire transfer instructions:

     For credit to Platinum Underwriters Reinsurance, Inc.
     Citibank
     Newcastle, Delaware
     Account Number 38660864
     Bank ABA Number 031100209.

     For credit to St. Paul Fire and Marine Insurance Company
     [  ]

     Payment may be made by check payable in immediately available funds in the event the party entitled to receive payment has failed to provide wire transfer instructions.

     SECTION 20.08 HEADINGS. Headings used herein are not a part of this Agreement and shall not affect the terms hereof.

     SECTION 20.09 FURTHER ASSURANCES. Each of the parties shall from time to time, on being reasonably requested to do so by the other party to this Agreement, do such acts and/or execute such documents in a form reasonably satisfactory to the party concerned as may be necessary to give full effect to this Agreement and securing to that party the full benefit of the rights, powers and remedies conferred upon it by this Agreement.

     SECTION 20.10 AMENDMENTS; ENTIRE AGREEMENT. This Agreement may be amended only by written agreement of the parties. This Agreement, together with the

Formation and Separation Agreement, supersedes all prior discussions and written and oral agreements and constitutes the sole and entire agreement between the parties with respect to the subject matter hereof.

     SECTION 20.11 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Minnesota, without giving effect to principles of conflicts of laws thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                                                ST. PAUL FIRE AND MARINE
                                                INSURANCE COMPANY

                                                By
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                   PLATINUM UNDERWRITERS
                                                   REINSURANCE, INC.

                                                By
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                   EXHIBIT A-1

                            LIST OF INCLUDED CLASSES

The business that will be transferred into Platinum Re is defined by all business incepting in the 2002 underwriting year and belonging to the included classes listed below.

                       New York Classes
                       ----------------
1101             Property Treaty P-R, NY
1102          Property Treaty XS - Risk, NY
1103         Property Treaty Excess - Cat, NY
1104                Retrocessions, NY
1105                  Crop-Hail, NY
1106           Casualty Treaty Pro-Rata, NY
1107             Cas. First Dollar WC, NY
1108            Casualty Treaty Excess, NY
1109     Cas. First Dollar Auto, NY (non-program)
1110                     LPIC, NY
1111   Cas. First Dollar GL/Other, NY (non-program)
1112             NA Accident & Health, NY
1128        Casualty Treaty Excess - Clash, NY
1201            Intl Property Pro Rata, NY
1202      Intl Property Treaty Excess - Risk, NY
1203      Intl Property Treaty Excess - Cat, NY
1204           Intl Casualty Treaty, NY
1205           Intl Motor Pro-Rata, NY
1206          Intl Accident & Health, NY
1298           Intl Prop Outward Retro
1301          Marine Treaty Pro Rata, NY
1302           Marine Treaty Excess, NY
1303            Marine Facultative, NY
1307               Satellite XS, NY
1500               non-traditional
1800                  CCA AIG QS
2201   Intl Property Treaty Excess - Risk Miami
2202        Intl Property Pro Rata, Miami
2203         Intl Casualty Treaty, Miami
2204        Marine Treaty Pro Rata, Miami
2205          Intl Motor Pro-Rata, Miami

                                      A-1-1

                London Classes
                --------------
L06              N. Am Med Mal
L08          N Am Casualty Treaty
L11                N. Am Cat
L17            N Am Property P-R
L18         N Am Property Per Risk
L74               Med Mal PR
L91               N. Am Crop
L21            Int'l Marine P-R
L23           Int'l Property P-R
L24         Int'l Property Per Risk
L25                Int'l Cat
L26             Int'l Motor XS
L27          Int'l Casualty Excess
L32             Int'l Marine XL
L33    U.K. Property Proportional Treaty
L34           Int'l Casualty P-R
L79               Satelite XS
L80        Int'l Motor Liability PR

L40              N Am Motor Pro Rata
L41                 N Am Motor XL
L43               N Am GL Pro Rata
L44                  N Am GL XL
L48                  N Am PI XL
L63               N Am PI Pro Rata
B21              Brussels Marine PR
B23          Brussels Int'l Property P-R
B24       Brussels Int'l Property Per Risk
B25              Brussels Int'l Cat
B26              Brusses Int'l Motor
B27            Brussels Int'l Liab XS
B32           Brussels Int'l Marine XS
B34            Brussels Int'l Liab PR
B55        Brussels Int'l Personal Acc P-R
B60    Brussels Int Motor Physical Damage PR
B61            Brussels Engineering PR
B62            Brussels Engineering XL
B80            Brussels Motor Pro Rata

M21                  Munich - Marine PR
M23             Munich - Int'l Property P-R
M24           Munich - Int'l Property Per Risk
M25                  Munich - Int'l Cat
M26                 Munich - Int'l Motor
M27                Munich - Int'l Liab XS
M32               Munich - Int'l Marine XS
M34           Munich Int'l Liability Pro Rata
M55     Munich Int'l Proportional Personal Accident
M60  Munich International Motor Pro Rata Treaty (MAPD)
M61   Munich International Engineering Pro Rata Treaty
M62    Munich International Engineering Excess Treaty
LL1           L1 GTR Scaleback Europe Class 1
LL2           L2 GTR Scaleback Europe Class 2
LL3           L3 GTR Scaleback Europe Class 3
LL5           L5 GTR Scaleback Europe Class 5
LF1           F1 GTR Scaleback Europe Class 1
LF2           F2 GTR Scaleback Europe Class 2
LF3           F3 GTR Scaleback Europe Class 3
LF5           F5 GTR Scaleback Europe Class 5
LL4           L4 GTR Scaleback Europe Class 4
LF4           F4 GTR Scaleback Europe Class 4

                                      A-1-2

                                   EXHIBIT A-2

                            THE REINSURANCE CONTRACTS

    EXHIBIT A-2
    THE REINSURANCE CONTRACTS

                    UNDERWRITING                                  RESERVING
    CONTRACT #          YEAR                USER TITLE              CLASS      RESERVING CLASS                  CEDANT NAME
------------------------------------------------------------------------------------------------------------------------------------

    00004070000         2002      10B ILW 50 States No Reinstate    0190        Assumed Retro            B F Caudle (Lloyd'S)  780
------------------------------------------------------------------------------------------------------------------------------------
    00004104700         2002      15B ILW, Natural Perils, 1@100    0190        Assumed Retro            R F Bailey (Lloyd'S)  138
------------------------------------------------------------------------------------------------------------------------------------
    00003112800         2002                 1st Cat                0190        Assumed Retro           Farm Family Casualty Ins Co
------------------------------------------------------------------------------------------------------------------------------------
    M0000471500         2002           2nd RETRO CAT EXCESS         0190        Assumed Retro        Gerling Global Reins Corp USB
------------------------------------------------------------------------------------------------------------------------------------
    00002536200         2002         3rd Property Catastophe        0190        Assumed Retro              Hartford Re Mgmt. Co.
------------------------------------------------------------------------------------------------------------------------------------
    M0000586700         2002           Corporate Stop Loss          0290          Crop Hail          Farmers Mutual Hail Ins of 1A
------------------------------------------------------------------------------------------------------------------------------------
    00003116400         2002             Crop Quota Share           0290          Crop Hail                First Mutual Ins. NC
------------------------------------------------------------------------------------------------------------------------------------
    00003650900         2002            First Crop Excess           0290          Crop Hail             Hartford Fire Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Saskatchewan Municipal Hail
    M0000589900         2002        First Layer Hail Stop Loss      0290          Crop Hail                     Ins Asso
------------------------------------------------------------------------------------------------------------------------------------
    00004063700         2002       4th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         AXA Re Prop & Cas Ins Co
------------------------------------------------------------------------------------------------------------------------------------
    00004132300         2002            Clarendon Net Cat           0031     NA Ppty Tty X/S Cat        Clarendon National Ins Co
------------------------------------------------------------------------------------------------------------------------------------
    00004066600         2002      2nd Catastrophe Excess of Loss    0031     NA Ppty Tty X/S Cat        Clarendon National Ins Co
------------------------------------------------------------------------------------------------------------------------------------
    00004066600         2002      3rd Catastrophe Excess of Loss    0031     NA Ppty Tty X/S Cat        Clarendon National Ins Co
------------------------------------------------------------------------------------------------------------------------------------
    00004066700         2002      3rd Catastrophe Excess of Loss    0031     NA Ppty Tty X/S Cat        Clarendon National Ins Co
------------------------------------------------------------------------------------------------------------------------------------
    00004066700         2002      4th Catastrophe Excess of Loss    0031     NA Ppty Tty X/S Cat        Clarendon National Ins Co
------------------------------------------------------------------------------------------------------------------------------------
    00004066800         2002      4th Catastrophe Excess of Loss    0031     NA Ppty Tty X/S Cat        Clarendon National Ins Co
------------------------------------------------------------------------------------------------------------------------------------
    00004066800         2002      5th Catastrophe Excess of Loss    0031     NA Ppty Tty X/S Cat        Clarendon National Ins Co
------------------------------------------------------------------------------------------------------------------------------------
    00004127700         2002        2nd Catastrophe xs of Loss      0031     NA Ppty Tty X/S Cat      Clarendon Select Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
    00003668100         2002              APD Stop Loss             0031     NA Ppty Tty X/S Cat      DaimlerChrysler Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
    00004136900         2002          Common Account Net Cat        0031     NA Ppty Tty X/S Cat      Farmers Mutual Hail Ins of IA
------------------------------------------------------------------------------------------------------------------------------------
    00004065000         2002      2nd Catastrophe Excess of Loss    0031     NA Ppty Tty X/S Cat     Harbor Speciality Insurance Co.
------------------------------------------------------------------------------------------------------------------------------------
    TP961533600         2002          B-1st Property Cat XOL        0031     NA Ppty Tty X/S Cat       Hurst Home Insurance Co Inc
------------------------------------------------------------------------------------------------------------------------------------
    TP961533700         2002           B-1st Aggregate XOL          0031     NA Ppty Tty X/S Cat       Hurst Home Insurance Co Inc
------------------------------------------------------------------------------------------------------------------------------------
    TP961533800         2002           B-2nd Aggregate XOL          0031     NA Ppty Tty X/S Cat       Hurst Home Insurance Co Inc
------------------------------------------------------------------------------------------------------------------------------------
    00004129500         2002        4th Property Per Risk XOI       0030     NA Ppty Tty X/S Risk       Insurance Co of the West
------------------------------------------------------------------------------------------------------------------------------------
    00004136600         2002           B-2nd reinstatement          0031     NA Ppty Tty X/S Cat         Kentucky Growers Ins Co
------------------------------------------------------------------------------------------------------------------------------------
    TP961533900         2002          B-1st Property Cat XOL        0031     NA Ppty Tty X/S Cat         Kentucky Growers Ins Co
------------------------------------------------------------------------------------------------------------------------------------
    TP961534000         2002          B-2nd Property Cat XOL        0031     NA Ppty Tty X/S Cat         Kentucky Growers Ins Co
------------------------------------------------------------------------------------------------------------------------------------

                          EFFECTIVE   EXPIRATION    PRIMARY
    CONTRACT #              DATE         DATE     UNDERWRITER
-------------------------------------------------------------------

    00004070000           1-May-02    30-Apr-03      JRODD
-------------------------------------------------------------------
    00004104700           1-Jun-02    31-May-03      JRODD
-------------------------------------------------------------------
    00003112800           1-Apr-02    31-Mar-03      JRODD     2
-------------------------------------------------------------------
    M0000471500           1-Apr-02    31-Mar-03      JRODD
-------------------------------------------------------------------
    00002536200           1-Jun-02    31-Jul-03      JRODD     2
-------------------------------------------------------------------
    M0000586700           1-Jan-02    31-Dec-02      JBARR
-------------------------------------------------------------------
    00003116400           1-Jan-02    31-Dec-02      JBARR     2
-------------------------------------------------------------------
    00003650900           1-Jan-02    31-Dec-02      JBARR     2
-------------------------------------------------------------------
    M0000589900           1-May-02    30-Apr-03      JBARR
-------------------------------------------------------------------
    00004063700           1-Jun-02    31-May-03      DKINN     2
-------------------------------------------------------------------
    00004132300           1-Jul-02     2-Jul-02      DKINN     2
-------------------------------------------------------------------
    00004066600           1-Jun-02    31-May-03      DKINN     2
-------------------------------------------------------------------
    00004066600           1-Jun-02    31-May-03      DKINN     2
-------------------------------------------------------------------
    00004066700           1-Jun-02    31-May-03      DKINN     2
-------------------------------------------------------------------
    00004066700           1-Jun-02    31-May-03      DKINN     2
-------------------------------------------------------------------
    00004066800           1-Jun-02    31-May-03      DKINN     2
-------------------------------------------------------------------
    00004066800           1-Jun-02    31-May-03      DKINN     2
-------------------------------------------------------------------
    00004127700           1-Jun-02    31-May-03      DKINN     2
-------------------------------------------------------------------
    00003668100           1-May-02    30-Apr-03      DKINN     2
-------------------------------------------------------------------
    00004136900           1-Jun-02    31-May-03      DKINN     2
-------------------------------------------------------------------
    00004065000           1-Jun-02    31-May-03      DKINN     2
-------------------------------------------------------------------
    TP961533600           1-Jan-02    31-Dec-02      DKINN     2
-------------------------------------------------------------------
    TP961533700           1-Jan-02    31-Dec-02      DKINN     2
-------------------------------------------------------------------
    TP961533800           1-Jan-02    31-Dec-02      DKINN     2
-------------------------------------------------------------------
    00004129500           1-Jul-02    30-Jun-03      DKINN     2
-------------------------------------------------------------------
    00004136600           1-Jan-02    31-Dec-02      DKINN     2
-------------------------------------------------------------------
    TP961533900           1-Jan-02    31-Dec-02      DKINN     2
-------------------------------------------------------------------
    TP961534000           1-Jan-02    31-Dec-02      DKINN     2
-------------------------------------------------------------------

                                      A-2-1

    EXHIBIT A-2
    THE REINSURANCE CONTRACTS

                    UNDERWRITING                                  RESERVING
    CONTRACT #          YEAR                USER TITLE              CLASS      RESERVING CLASS                  CEDANT NAME
-----------------------------------------------------------------------------------------------------------------------------------
    TP961534100         2002          B-3rd Property Cat XOL        0031     NA Ppty Tty X/S Cat         Kentucky Growers Ins Co
-----------------------------------------------------------------------------------------------------------------------------------
    TP961534200         2002          B-4th Property Cat XOL        0031     NA Ppty Tty X/S Cat         Kentucky Growers Ins Co
-----------------------------------------------------------------------------------------------------------------------------------
    TP961562000         2002            1st Aggregate XOL           0031     NA Ppty Tty X/S Cat         Kentucky Growers Ins Co
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Liberty International Insurance
    00004131300         2002        1st Property Per Risk XOL       0030     NA Ppty Tty X/S Risk          Company Limited
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Liberty International Insurance
    00004131400         2002        2nd Property Per Risk XOL       0030     NA Ppty Tty X/S Risk          Company Limited
-----------------------------------------------------------------------------------------------------------------------------------
    TP961534600         2002          B-1st Property Cat XOL        0031     NA Ppty Tty X/S Cat       Lititz Mutual Insurance Co
-----------------------------------------------------------------------------------------------------------------------------------
    TP961534700         2002          B-2nd Property Cat XOL        0031     NA Ppty Tty X/S Cat       Lititz Mutual Insurance Co
-----------------------------------------------------------------------------------------------------------------------------------
    TP970882300         2002          B-1st Property Cat XOL        0031     NA Ppty Tty X/S Cat       Motor Club of America Ins Co
-----------------------------------------------------------------------------------------------------------------------------------
    TP970882400         2002          B-2nd Property Cat XOL        0031     NA Ppty Tty X/S Cat       Motor Club of America Ins Co
-----------------------------------------------------------------------------------------------------------------------------------
    TP970882500         2002          B-3rd Property Cat XOL        0031     NA Ppty Tty X/S Cat       Motor Club of America Ins Co
-----------------------------------------------------------------------------------------------------------------------------------
    TP970882600         2002          B-4th Property Cat XOL        0031     NA Ppty Tty X/S Cat       Motor Club of America Ins Co
-----------------------------------------------------------------------------------------------------------------------------------
    TP970882700         2002          B-5th Property Cat XOL        0031     NA Ppty Tty X/S Cat       Motor Club of America Ins Co
-----------------------------------------------------------------------------------------------------------------------------------
    00001696100         2002          B-4th Property Cat XOL        0031     NA Ppty Tty X/S Cat       Mutual Benefit Insurance Co
-----------------------------------------------------------------------------------------------------------------------------------
    TP970959900         2002          B-1st Property Cat XOL        0031     NA Ppty Tty X/S Cat       Mutual Benefit Insurance Co
-----------------------------------------------------------------------------------------------------------------------------------
    TP970960100         2002          B-2nd Property Cat XOL        0031     NA Ppty Tty X/S Cat       Mutual Benefit Insurance Co
-----------------------------------------------------------------------------------------------------------------------------------
    TP970960200         2002          B-3rd Property Cat XOL        0031     NA Ppty Tty X/S Cat       Mutual Benefit Insurance Co
-----------------------------------------------------------------------------------------------------------------------------------
    M0000459700         2002              TOP CAT EXCESS            0031     NA Ppty Tty X/S Cat         Nationwide Mutual Ins Co
-----------------------------------------------------------------------------------------------------------------------------------
    00003949600         2002           B-1st Aggregate XOL          0031     NA Ppty Tty X/S Cat       North Country Insurance Co
-----------------------------------------------------------------------------------------------------------------------------------
    TP922226500         2002          B-4th Property Cat XOL        0031     NA Ppty Tty X/S Cat       Northern Neck Insurance Co
-----------------------------------------------------------------------------------------------------------------------------------
    TP961755100         2002          B-3rd Propert Cat XOL         0031     NA Ppty Tty X/S Cat       Northern Neck Insurance Co
-----------------------------------------------------------------------------------------------------------------------------------
    TP961755200         2002          B-5th Property Cat XOL        0031     NA Ppty Tty X/S Cat       Northern Neck Insurance Co
-----------------------------------------------------------------------------------------------------------------------------------
    TP961755300         2002          B-6th Property Cat XOL        0031     NA Ppty Tty X/S Cat       Northern Neck Insurance Co
-----------------------------------------------------------------------------------------------------------------------------------
    00004066200         2002      2nd Catastrophe Excess of Loss    0031     NA Ppty Tty X/S Cat         Omega Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
    00004066200         2002      3rd Catastrophe Excess of Loss    0031     NA Ppty Tty X/S Cat         Omega Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
    00004065700         2002      2nd Catastrophe Excess of Loss    0031     NA Ppty Tty X/S Cat        Regency Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
    00004065700         2002      3rd Catastrophe Excess of Loss    0031     NA Ppty Tty X/S Cat        Regency Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
    00004065800         2002      3rd Catastrophe Excess of Loss    0031     NA Ppty Tty X/S Cat        Regency Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
    00004065800         2002      3rd Catastrophe Excess of Loss    0031     NA Ppty Tty X/S Cat        Regency Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
    00004065900         2002      4th Catastrophe Excess of Loss    0031     NA Ppty Tty X/S Cat        Regency Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
    00004065900         2002      5th Catastrophe Excess of Loss    0031     NA Ppty Tty X/S Cat        Regency Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Security Mutual Insurance
    00004122200         2002      1st Aggregate Catastrophe XOL     0031     NA Ppty Tty X/S Cat              Company 2
-----------------------------------------------------------------------------------------------------------------------------------

                        EFFECTIVE   EXPIRATION    PRIMARY
    CONTRACT #            DATE         DATE     UNDERWRITER
-----------------------------------------------------------------
    TP961534100         1-Jan-02    31-Dec-02      DKINN     2
-----------------------------------------------------------------
    TP961534200         1-Jan-02    31-Dec-02      DKINN     2
-----------------------------------------------------------------
    TP961562000         1-Jan-02    31-Dec-02      DKINN     2
-----------------------------------------------------------------
    00004131300         1-Aug-02    31-Jul-03      DKINN     2
-----------------------------------------------------------------
    00004131400         1-Aug-02    31-Jul-03      DKINN     2
-----------------------------------------------------------------
    TP961534600         1-Jan-02    31-Dec-02      DKINN     2
-----------------------------------------------------------------
    TP961534700         1-Jan-02    31-Dec-02      DKINN     2
-----------------------------------------------------------------
    TP970882300         1-Jul-02    30-Jun-03      DKINN     2
-----------------------------------------------------------------
    TP970882400         1-Jul-02    30-Jun-03      DKINN     2
-----------------------------------------------------------------
    TP970882500         1-Jul-02    30-Jun-03      DKINN     2
-----------------------------------------------------------------
    TP970882600         1-Jul-02    30-Jun-03      DKINN     2
-----------------------------------------------------------------
    TP970882700         1-Jul-02    30-Jun-03      DKINN     2
-----------------------------------------------------------------
    00001696100         1-Jul-02    30-Jun-03      DKINN     2
-----------------------------------------------------------------
    TP970959900         1-Jul-02    30-Jun-03      DKINN     2
-----------------------------------------------------------------
    TP970960100         1-Jul-02    30-Jun-03      DKINN     2
-----------------------------------------------------------------
    TP970960200         1-Jul-02    30-Jun-03      DKINN     2
-----------------------------------------------------------------
    M0000459700         1-Jul-02    30-Jun-03      DKINN     2
-----------------------------------------------------------------
    00003949600         1-Jan-02    31-Dec-02      DKINN     2
-----------------------------------------------------------------
    TP922226500         1-Jan-02    31-Dec-02      DKINN     2
-----------------------------------------------------------------
    TP961755100         1-Jan-02    31-Dec-02      DKINN     2
-----------------------------------------------------------------
    TP961755200         1-Jan-02    31-Dec-02      DKINN     2
-----------------------------------------------------------------
    TP961755300         1-Jan-02    31-Dec-02      DKINN     2
-----------------------------------------------------------------
    00004066200         1-Jun-02    31-May-03      DKINN     2
-----------------------------------------------------------------
    00004066200         1-Jun-02    31-May-03      DKINN     2
-----------------------------------------------------------------
    00004065700         1-Jun-02    31-May-03      DKINN     2
-----------------------------------------------------------------
    00004065700         1-Jun-02    31-May-03      DKINN     2
-----------------------------------------------------------------
    00004065800         1-Jun-02    31-May-03      DKINN     2
-----------------------------------------------------------------
    00004065800         1-Jun-02    31-May-03      DKINN     2
-----------------------------------------------------------------
    00004065900         1-Jun-02    31-May-03      DKINN     2
-----------------------------------------------------------------
    00004065900         1-Jun-02    31-May-03      DKINN     2
-----------------------------------------------------------------
    00004122200         1-Jul-02    30-Jun-03      DKINN     2
-----------------------------------------------------------------

                                      A-2-2

    EXHIBIT A-2
    THE REINSURANCE CONTRACTS

                    UNDERWRITING                                  RESERVING
    CONTRACT #          YEAR                USER TITLE              CLASS      RESERVING CLASS                  CEDANT NAME
------------------------------------------------------------------------------------------------------------------------------------
    00004123900         2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat       Transatlantic Reinsurance Co
------------------------------------------------------------------------------------------------------------------------------------
    00004124000         2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat       Transatlantic Reinsurance Co
------------------------------------------------------------------------------------------------------------------------------------
    M0000585700         2002            Hail Agg Stop Loss          0290          Crop Hail           Farmers Mutual Hail Ins of IA
------------------------------------------------------------------------------------------------------------------------------------
    M0000540400         2002            Second Crop Excess          0290          Crop Hail             Hartford Fire Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
    M0000571600         2002          Second Crop Stop Loss         0290          Crop Hail                      Agricorp
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Saskatchewan Municipal Hail Ins
    M0000590000         2002       Second Layer Hail Stop Loss      0290          Crop Hail                        Asso
------------------------------------------------------------------------------------------------------------------------------------
    00004046500         2002           Third Crop Stop Loss         0290          Crop Hail                      Agricorp
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Saskatchewan Municipal Hail Ins
    M0000590100         2002        Third Layer Hail Stop Loss      0290          Crop Hail                        Asso
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Southern Pioneer and Casualty
    00001429600         2002       Garage Liability Quota Share     0300      First Dollar Auto                 Ins.Co
------------------------------------------------------------------------------------------------------------------------------------
    00000976200         2002      Longhorn Agcy- Mobilehome Q/S     0302       First Dollar G/L             Colonial Lloyds
------------------------------------------------------------------------------------------------------------------------------------
    00002411500         2002              Primary Cas QS            0302       First Dollar G/L        Royal Specialty Underwriters
------------------------------------------------------------------------------------------------------------------------------------
    00002488700         2002               Hawaii WC QS             0301       First Dollar WC          National Interstate Ins Co
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Combined Insurance Company of
    00003642800         2002             Combined ESL QS            0420        Healthcare P/R                  America
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        North Carolina Mutual Life
    00004047900         2002            EDH Fully Insured           0420        Healthcare P/R              Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
    00004109500         2002               Excess, Inc.             0420        Healthcare P/R                  ACE USA
------------------------------------------------------------------------------------------------------------------------------------
    00003815300         2002               GM Southwest             0420        Healthcare P/R          Clarendon National Ins Co
------------------------------------------------------------------------------------------------------------------------------------
    00004018300         2002               HCCB ESL QS              0420        Healthcare P/R          Houston Casualty Company
------------------------------------------------------------------------------------------------------------------------------------
    00004046600         2002               MCIS HMO Re              0420        Healthcare P/R                MCIS HMO RE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Combined Insurance Company of
    00003935900         2002            Neonatal Carve Out          0420        Healthcare P/R                  America
------------------------------------------------------------------------------------------------------------------------------------
    00003970200         2002      SRI/Zurich Transplant Program     0420        Healthcare P/R         Zurich American Ins Co of IL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Insurance Company of the
    00002372700         2002            Motor Quota Share           0360        Intl Cas Motor                  Bahamas
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Estonian Traffic Insurance
    00003891300         2002       1.L. WWex N.A. Green Card XL     0100      Intl Casualty Tty                 Foundation
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        The Nisshin Fire & Marine
    00004084100         2002           1st NM Liab (Direct)         0100      Intl Casualty Tty             Insurance Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        The Nisshin Fire & Marine
    TF880783200         2002              1ST NM LIAB XL            0100      Intl Casualty Tty             Insurance Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         American International
    TF942049900         2002          3rd Foreign Gen'l Cat         0100      Intl Casualty Tty             Underwriters, NY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         American International
    M0000550700         2002          4th Foreign Gen'l Cat         0100      Intl Casualty Tty             Underwriters, NY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         American International
    M0000550800         2002          5th Foreign Gen'l Cat         0100      Intl Casualty Tty              Underwriters, NY
------------------------------------------------------------------------------------------------------------------------------------
    TN960001600         2002       Auto Liability & Casualty XL     0100      Intl Casualty Tty        Cooperativa Seguros Multi PR
------------------------------------------------------------------------------------------------------------------------------------
    00002400100         2002      Auto TPL Casualty XL 2nd Layer    0100      Intl Casualty Tty            Seguros Triple-S Inc
------------------------------------------------------------------------------------------------------------------------------------
    00002400200         2002      Auto TPL Casualty XL 3rd Layer    0100      Intl Casualty Tty            Seguros Triple-S Inc
------------------------------------------------------------------------------------------------------------------------------------
    00003929200         2002                 Auto XL                0100      Intl Casualty Tty            Axa Seguros Argentina
------------------------------------------------------------------------------------------------------------------------------------
    00003929600         2002                 Auto XL                0100      Intl Casualty Tty            Axa Seguros Argentina
------------------------------------------------------------------------------------------------------------------------------------

                         EFFECTIVE   EXPIRATION    PRIMARY
    CONTRACT #             DATE         DATE     UNDERWRITER
------------------------------------------------------------------
    00004123900          1-Jul-02    31-Jul-03      DKINN     2
------------------------------------------------------------------
    00004124000          1-Jul-02    31-Jul-03      DKINN     2
------------------------------------------------------------------
    M0000585700          1-Jan-02    31-Dec-02      JBARR
------------------------------------------------------------------
    M0000540400          1-Jan-02    31-Dec-02      JBARR
------------------------------------------------------------------
    M0000571600          1-Jan-02    31-Dec-02      JBARR
------------------------------------------------------------------
    M0000590000          1-May-02    30-Apr-03      JBARR
------------------------------------------------------------------
    00004046500          1-Jan-02    31-Dec-02      JBARR
------------------------------------------------------------------
    M0000590100          1-May-02    30-Apr-03      JBARR
------------------------------------------------------------------
    00001429600          1-Apr-02    31-Mar-03      SSCHU     2
------------------------------------------------------------------
    00000976200          1-Jan-02    31-Dec-02      SSCHU     2
------------------------------------------------------------------
    00002411500          1-Apr-02    31-Mar-03      BENKO     2
------------------------------------------------------------------
    00002488700          1-Jun-02    31-May-03      THEIN     2
------------------------------------------------------------------
    00003642800          1-Jan-02    31-Dec-02      EKOUR     2
------------------------------------------------------------------
    00004047900          1-May-02    30-Apr-03      JTHOM
------------------------------------------------------------------
    00004109500          1-May-02    31-Mar-03      YSTEI
------------------------------------------------------------------
    00003815300          1-Jan-02    31-Dec-02      JTHOM     2
------------------------------------------------------------------
    00004018300          1-Jan-02    31-Dec-02      EKOUR
------------------------------------------------------------------
    00004046600          1-Jan-02    31-Dec-02      EKOUR
------------------------------------------------------------------
    00003935900          1-Mar-02    28-Feb-03      EKOUR     2
------------------------------------------------------------------
    00003970200          1-Jan-02    31-Dec-02      EKOUR     2
------------------------------------------------------------------
    00002372700          1-Jan-02    31-Dec-02      SREDL     2
------------------------------------------------------------------
    00003891300          1-Jan-02    31-Dec-02       LYM      2
------------------------------------------------------------------
    00004084100          1-Apr-02    31-Mar-03       DMK
------------------------------------------------------------------
    TF880783200          1-Apr-02    31-Mar-03       DMK
------------------------------------------------------------------
    TF942049900          1-Jan-02    31-Dec-02       DDP
------------------------------------------------------------------
    M0000550700          1-Jan-02    31-Dec-02       DDP
------------------------------------------------------------------
    M0000550800          1-Jan-02    31-Dec-02       DDP
------------------------------------------------------------------
    TN960001600          1-Jan-02    31-Dec-02      SREDL
------------------------------------------------------------------
    00002400100          1-Jan-02    31-Dec-02       RSP      2
------------------------------------------------------------------
    00002400200          1-Jan-02    31-Dec-02       RSP      2
------------------------------------------------------------------
    00003929200          1-Jan-02    31-Dec-02       RSP      2
------------------------------------------------------------------
    00003929600          1-Jan-02    31-Dec-02       RSP      2
------------------------------------------------------------------

                                      A-2-3

    EXHIBIT A-2
    THE REINSURANCE CONTRACTS

                    UNDERWRITING                                  RESERVING
    CONTRACT #          YEAR                USER TITLE              CLASS      RESERVING CLASS                  CEDANT NAME
------------------------------------------------------------------------------------------------------------------------------------
    00003929900         2002                 Auto XL                0100      Intl Casualty Tty            Axa Seguros Argentina
------------------------------------------------------------------------------------------------------------------------------------
    00003957800         2002                 Auto XL                0100      Intl Casualty Tty            Axa Seguros Uruguay
------------------------------------------------------------------------------------------------------------------------------------
    00003958400         2002                 Auto XL                0100      Intl Casualty Tty            Axa Seguros Uruguay
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Segurcoop Cooperativa De Seguros
    00003962500         2002                 Auto XL                0100      Intl Casualty Tty                    Ltda
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Segurcoop Cooperativa De Seguros
    00003963100         2002                 Auto XL                0100      Intl Casualty Tty                    Ltda
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Segurcoop Cooperativa De Seguros
    00003963200         2002                 Auto XL                0100      Intl Casualty Tty                    Ltda
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Maritime General Insurance Co
    00003985800         2002                 Auto XL                0100      Intl Casualty Tty                     Ltd
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Maritime General Insurance Co
    00003985900         2002                 Auto XL                0100      Intl Casualty Tty                     Ltd
------------------------------------------------------------------------------------------------------------------------------------
    00004079900         2002        Directors & Officers Q.S.       0100      Intl Casualty Tty         Korean Reinsurance Company
------------------------------------------------------------------------------------------------------------------------------------
    00001040900         2002               Fire Cat XL              0100      Intl Casualty Tty       Cooperativa Seguros Multi PR
------------------------------------------------------------------------------------------------------------------------------------
    00003758300         2002               Fire Cat XL              0100      Intl Casualty Tty        INTEGRAND Assurance Company
------------------------------------------------------------------------------------------------------------------------------------
    TN970023600         2002               Fire Cat XL              0100      Intl Casualty Tty        INTEGRAND Assurance Company
------------------------------------------------------------------------------------------------------------------------------------
    TN970024000         2002               Fire Cat XL              0100      Intl Casualty Tty        Cooperativa Seguros Multi PR
------------------------------------------------------------------------------------------------------------------------------------
    TN970024200         2002               Fire Cat XL              0100      Intl Casualty Tty        Cooperativa Seguros Multi PR
------------------------------------------------------------------------------------------------------------------------------------
    TN970024300         2002               Fire Cat XL              0100      Intl Casualty Tty        Cooperativa Seguros Multi PR
------------------------------------------------------------------------------------------------------------------------------------
    TF950323200         2002           GEN ACCIDENT 2ND XOL         0100      Intl Casualty Tty         THE TOA REINSURANCE COMPANY
------------------------------------------------------------------------------------------------------------------------------------
    00003682900         2002               GTPL 2ND X/L             0100      Intl Casualty Tty           Aioi Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       The Nichido Fire and Marine
    TF970444400         2002               GTPL 2ND XL              0100      Intl Casualty Tty           Insurance Company, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
    00003683000         2002               GTPL 3RD XL              0100      Intl Casualty Tty           Aioi Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       The Nichido Fire and Marine
    TF970444500         2002               GTPL 3RD XL              0100      Intl Casualty Tty           Insurance Company, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    China International Reinsurance
    00100476700         2002       Liability Quota Share Treaty     0100      Intl Casualty Tty                 Co. Ltd.
------------------------------------------------------------------------------------------------------------------------------------
    00003528900         2002         Medical Malpractice 1XL        0100      Intl Casualty Tty           Simed, Puerto  Rico
------------------------------------------------------------------------------------------------------------------------------------
    00003529300         2002         Medical Malpractice 2XL        0100      Intl Casualty Tty           Simed, Puerto Rico
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Barbados Fire & Commercial
    TN970253800         2002                 Misc. XL               0100      Intl Casualty Tty            Insurance Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Barbados Fire & Commercial
    TN970255600         2002                 Misc. XL               0100      Intl Casualty Tty            Insurance Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
    TN950131200         2002        Miscelaneous First Surplus      0100      Intl Casualty Tty          Seguros Sucre, S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Cooperators General Insurance
    00003034900         2002           Motor & Liability XL         0100      Intl Casualty Tty                  Co. Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Anchorage General Ins
    00003508500         2002           Motor & Liability XL         0100      Intl Casualty Tty                   Limited
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Anchorage General Ins
    00003508600         2002           Motor & Liability XL         0100      Intl Casualty Tty                   Limited
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Anchorage General Ins
    00003508700         2002           Motor & Liability XL         0100      Intl Casualty Tty                   Limited
------------------------------------------------------------------------------------------------------------------------------------

                    EFFECTIVE   EXPIRATION    PRIMARY
    CONTRACT #        DATE         DATE     UNDERWRITER
-------------------------------------------------------------
    00003957800     1-Jan-02    31-Dec-02       RSP      2
-------------------------------------------------------------
    00003958400     1-Jan-02    31-Dec-02       RSP      2
-------------------------------------------------------------
    00003962500     1-Jan-02    31-Dec-02       RSP      2
-------------------------------------------------------------
    00003963100     1-Jan-02    31-Dec-02       RSP      2
-------------------------------------------------------------
    00003963200     1-Jan-02    31-Dec-02       RSP      2
-------------------------------------------------------------
    00003985800     1-Jan-02    31-Dec-02      SREDL
-------------------------------------------------------------
    00003985900     1-Jan-02    31-Dec-02      SREDL
-------------------------------------------------------------
    00004079900     1-Apr-02    31-Mar-03       EYM
-------------------------------------------------------------
    00001040900     1-Apr-02    31-Mar-03       RSP      2
-------------------------------------------------------------
    00003758300     1-May-02    30-Apr-03       RSP      2
-------------------------------------------------------------
    TN970023600     1-May-02    30-Apr-03       RSP
-------------------------------------------------------------
    TN970024000     1-Apr-02    31-Mar-03       RSP
-------------------------------------------------------------
    TN970024200     1-Apr-02    31-Mar-03       RSP
-------------------------------------------------------------
    TN970024300     1-Apr-02    31-Mar-03       RSP
-------------------------------------------------------------
    TF950323200     1-Apr-02    31-Mar-03       DMK
-------------------------------------------------------------
    00003682900     1-Apr-02    31-Mar-03       DMK      2
-------------------------------------------------------------
    TF970444400     1-Apr-02    31-Mar-03       DMK
-------------------------------------------------------------
    00003683000     1-Apr-02    31-Mar-03       DMK      2
-------------------------------------------------------------
    TF970444500     1-Apr-02    31-Mar-03       DMK
-------------------------------------------------------------
    00100476700     1-Jan-02    31-Dec-02      PBEND
-------------------------------------------------------------
    00003528900     1-Jan-02    31-Dec-02       RSP      2
-------------------------------------------------------------
    00003529300     1-Jan-02    31-Dec-02       RSP      2
-------------------------------------------------------------
    TN970253800     1-Jan-02    31-Dec-02      SREDL
-------------------------------------------------------------
    TN970255600     1-Jan-02    31-Dec-02      SREDL
-------------------------------------------------------------
    TN950131200     1-Jan-02    31-Dec-02      SREDL
-------------------------------------------------------------
    00003034900     1-Jun-02    31-May-03       RSP      2
-------------------------------------------------------------
    00003508500     1-Jan-02    31-Dec-02       RSP      2
-------------------------------------------------------------
    00003508600     1-Jan-02    31-Dec-02       RSP      2
-------------------------------------------------------------

                                      A-2-4

    EXHIBIT A-2
    THE REINSURANCE CONTRACTS

                    UNDERWRITING                                  RESERVING
    CONTRACT #          YEAR                USER TITLE              CLASS      RESERVING CLASS                  CEDANT NAME
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Maritime General Insurance Co
    00003509800         2002           Motor & Liability XL         0100      Intl Casualty Tty                     Ltd
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Maritime General Insurance Co
    TN970011100         2002           Motor & Liability XL         0100      Intl Casualty Tty                     Ltd
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Cooperators General Insurance
    00003034600         2002      Motor & Liability XL 1st Layer    0100      Intl Casualty Tty                Co. Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Cooperators General Insurance Co.
    00003034700         2002      Motor & Liability XL 2nd Layer    0100      Intl Casualty Tty                    Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Cooperators General Insurance Co.
    00003035000         2002      Motor & Liability XL 4th Layer    0100      Intl Casualty Tty                    Ltd.
------------------------------------------------------------------------------------------------------------------------------------
    00002322400         2002                 Motor XL               0100      Intl Casualty Tty    United Insurance Company Limited
------------------------------------------------------------------------------------------------------------------------------------
    00002322600         2002                 Motor XL               0100      Intl Casualty Tty    United Insurance Company Limited
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Motor & General Ins. Co. Ltd,
    00003527000         2002                 Motor XL               0100      Intl Casualty Tty                  Trinidad
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Motor & General Ins. Co. Ltd,
    00003527600         2002                 Motor XL               0100      Intl Casualty Tty                  Trinidad
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Motor & General Ins. Co. Ltd,
    00003527800         2002                 Motor XL               0100      Intl Casualty Tty                  Trinidad
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Motor & General Ins. Co. Ltd,
    00003527900         2002                 Motor XL               0100      Intl Casualty Tty                  Trinidad
------------------------------------------------------------------------------------------------------------------------------------
    TN961335200         2002                 Motor XL               0100      Intl Casualty Tty    United Insurance Company Limited
------------------------------------------------------------------------------------------------------------------------------------
    TN961337500         2002                 Motor XL               0100      Intl Casualty Tty    United Insurance Company Limited
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Bank of China Group Insurance
    00002335700         2002        Motor/EC/EL/Liability XOL       0100      Intl Casualty Tty                 Company Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Bank of China Group Insurance
    00002335800         2002        Motor/EC/EL/Liability XOL       0100      Intl Casualty Tty                 Company Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Bank of China Group Insurance
    00002335900         2002        Motor/EC/EL/Liability XOL       0100      Intl Casualty Tty                 Company Ltd.
------------------------------------------------------------------------------------------------------------------------------------
    TN971013300         2002               Tent Plan XL             0100      Intl Casualty Tty       Grupo Nacional Provincial S.A.
------------------------------------------------------------------------------------------------------------------------------------
    TN971013600         2002               Tent Plan XL             0100      Intl Casualty Tty       Grupo Nacional Provincial S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Tokio Marine & Fire Insurance
    TF330010500         2002              EARTHQUAKE Q/S            0080      Intl Ppty Tty P/R                 Co Ltd
------------------------------------------------------------------------------------------------------------------------------------
    TN951400100         2002      Fire & Accident 1st Surp & QS     0080      Intl Ppty Tty P/R               Cayman General
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Bahamas First General Insurance
    00001491700         2002            Fire & Accident QS          0080      Intl Ppty Tty P/R               Company Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Bahamas First General Insurance
    00001491600         2002             Fire 2nd Surplus           0080      Intl Ppty Tty P/R                Company Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Bahamas First General Insurance
    00002176900         2002             Fire Fac Oblig.            0080      Intl Ppty Tty P/R                Company Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Insurance Corporation Of
    00002338500         2002            Fire First Surplus          0080      Intl Ppty Tty P/R                  Barbados
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Bermuda Fire & Marine Insurance
    00003978300         2002            Fire First Surplus          0080      Intl Ppty Tty P/R                 Co., Ltd
------------------------------------------------------------------------------------------------------------------------------------
    TN950131000         2002            Fire First Surplus          0080      Intl Ppty Tty P/R           Seguros Sucre, S.A.
------------------------------------------------------------------------------------------------------------------------------------
    TN951588800         2002         Fire QS & First Surplus        0080      Intl Ppty Tty P/R     Dyoll Insurance Company Limited
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Consumers' Guarantee Ins. Co.
    00003592800         2002             Fire Quota Share           0080      Intl Ppty Tty P/R              Barbados
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Consumers' Guarantee Ins. Co.
    00003592800         2002             Fire Quota Share           0080      Intl Ppty Tty P/R                  Barbados
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Insurance Company of the
    00002388300         2002       Fire Quota Share And Surplus     0080      Intl Ppty Tty P/R                   Bahamas
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Bermuda Fire & Marine Insurance
    00003515200         2002           Fire Second Surplus          0080      Intl Ppty Tty P/R                 Co.,  Ltd
------------------------------------------------------------------------------------------------------------------------------------
    TN950131200         2002        Miscelaneous First Surplus      0080      Intl Ppty Tty P/R            Seguros Sucre, S.A.
------------------------------------------------------------------------------------------------------------------------------------

                       EFFECTIVE   EXPIRATION    PRIMARY
    CONTRACT #           DATE         DATE     UNDERWRITER
----------------------------------------------------------------
    00003509800        1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------------------
    TN970011100        1-Jan-02    31-Dec-02      SREDL
----------------------------------------------------------------
    00003034600        1-Jun-02    31-May-03       RSP      2
----------------------------------------------------------------
    00003034700        1-Jun-02    31-May-03       RSP      2
----------------------------------------------------------------
    00003035000        1-Jun-02    31-May-03       RSP      2
----------------------------------------------------------------
    00002322400        1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------------------
    00002322600        1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------------------
    00003527000        1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------------------
    00003527600        1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------------------
    00003527800        1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------------------
    00003527900        1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------------------
    TN961335200        1-Jan-02    31-Dec-02      SREDL
----------------------------------------------------------------
    TN961337500        1-Jan-02    31-Dec-02      SREDL
----------------------------------------------------------------
    00002335700        1-Jan-02    31-Dec-02       EYM      2
----------------------------------------------------------------
    00002335800        1-Jan-02    31-Dec-02       EYM      2
----------------------------------------------------------------
    00002335900        1-Jan-02    31-Dec-02       EYM      2
----------------------------------------------------------------
    TN971013300        1-Jun-02    31-May-03       RSP
----------------------------------------------------------------
    TN971013600        1-Jun-02    31-May-03       RSP
----------------------------------------------------------------
    TF330010500        1-Apr-02    31-Mar-03       DMK
----------------------------------------------------------------
    TN951400100        1-Jan-02    31-Dec-02      SREDL
----------------------------------------------------------------
    00001491700        1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------------------
    00001491600        1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------------------
    00002176900        1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------------------
    00002338500        1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------------------
    00003978300        1-Jan-02    31-Dec-02       RSP
----------------------------------------------------------------
    TN950131000        1-Jan-02    31-Dec-02      SREDL
----------------------------------------------------------------
    TN951588800        1-Jan-02    31-Dec-02      SREDL
----------------------------------------------------------------
    00003592800        1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------------------
    00003592800        1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------------------
    00002388300        1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------------------
    00003515200        1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------------------
    TN950131200        1-Jan-02    31-Dec-02      SREDL
----------------------------------------------------------------
    00003508700        1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------------------

                                      A-2-5

    EXHIBIT A-2
    THE REINSURANCE CONTRACTS

                    UNDERWRITING                                  RESERVING
    CONTRACT #          YEAR                USER TITLE              CLASS      RESERVING CLASS                  CEDANT NAME
------------------------------------------------------------------------------------------------------------------------------------
    00000902100         2002          Property First Surplus        0080      Intl Ppty Tty P/R        Antilles Insurance  Company
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         United Insurance Company
    00003554300         2002       Property QS & First Surplus      0080      Intl Ppty Tty P/R                   Limited
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     N.E.M. (West Indies) Insurance
    00002894900         2002           Property Quota Share         0080      Intl Ppty Tty P/R               Limited.
------------------------------------------------------------------------------------------------------------------------------------
    00003418300         2002      Quota Share WWexUS on Fac Pty     0080      Intl Ppty Tty P/R         Broadgate Syndicate #1301
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Aseguradora Agricola
    TN950125000         2002                 Surplus                0080      Intl Ppty Tty P/R                 Comercial
------------------------------------------------------------------------------------------------------------------------------------
    TN950125600         2002         Technical Engineering QS       0080      Intl Ppty Tty P/R            Seguros Sucre, S.A.
------------------------------------------------------------------------------------------------------------------------------------
    00002262200         2002         1.L. Cat XL BB Fac Pty.        0091    Intl Ppty Tty X/S Cat       Secura Reinsurance Company
------------------------------------------------------------------------------------------------------------------------------------
    00002456600         2002         1.L. Cat XL IS Fac Pty.        0091    Intl Ppty Tty X/S Cat           AIG Golden -Israel
------------------------------------------------------------------------------------------------------------------------------------
    00002343500         2002       1L Cat XL Eur incl/TK&IS Fac     0091    Intl Ppty Tty X/S Cat     Secura Reinsurance Company
------------------------------------------------------------------------------------------------------------------------------------
    00002336200         2002      1L Cat XL on IS Dir & Fac Pty     0091    Intl Ppty Tty X/S Cat      Ayalon Insurance Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Israel Phoenix Assurance Company
    00002283700         2002      1L Cat XL on IS Prim Pty (Ret)    0091    Intl Ppty Tty X/S Cat                  Ltd
------------------------------------------------------------------------------------------------------------------------------------
    00003938900         2002      1L Cat XL on WW ex/USA Fac Pty    0091    Intl Ppty Tty X/S Cat    Caisse Centrale de Reassurance
------------------------------------------------------------------------------------------------------------------------------------
    00002409500         2002      1L Cat XL on WWex/USA&Can Pty     0091    Intl Ppty Tty X/S Cat              Achmea Insurance
------------------------------------------------------------------------------------------------------------------------------------
    00003107200         2002      1L Cat XL Prg. on PT Prim Pty     0091    Intl Ppty Tty X/S Cat          S & P Reinsurance Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        The Nisshin Fire & Marine
    00004091600         2002             1st EFEI CAT XL            0091    Intl Ppty Tty X/S Cat          Insurance Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Nipponkoa Insurance Company
    00003711100         2002               1st EFEI XL              0091    Intl Ppty Tty X/S Cat              Limited
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Nissay Dowa General Insurance
    00003712800         2002           1st Fire & EQ Cat XL         0091    Intl Ppty Tty X/S Cat            Company Ltd
------------------------------------------------------------------------------------------------------------------------------------
    TF930803400         2002       1ST FIRE CAT NET ACCOUNT XOL     0091    Intl Ppty Tty X/S Cat      THE TOA REINSURANCE COMPANY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Internationale Nederlanden Groep
    TF951599200         2002           1ST PROPERTY CAT XL          0091    Intl Ppty Tty X/S Cat                  N.V.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        The Nisshin Fire & Marine
    00003709900         2002              1ST W/F CAT XL            0091    Intl Ppty Tty X/S Cat          Insurance Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Nipponkoa Insurance Company
    00003719200         2002                1st W/F XL              0091    Intl Ppty Tty X/S Cat                 Limited
------------------------------------------------------------------------------------------------------------------------------------
    00002456700         2002         2.L. Cat XL IS Fac Pty.        0091    Intl Ppty Tty X/S Cat           AIG Golden - Israel
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Destek Reasurans
    00003871200         2002      2.L.Cat XL on TK& Cyp Dir Tty     0091    Intl Ppty Tty X/S Cat                 T.A.S.
------------------------------------------------------------------------------------------------------------------------------------
    00002372400         2002      2L Cat XL Euro incl/TK&IS Fac     0091    Intl Ppty Tty X/S Cat      Secura Reinsurance Company
------------------------------------------------------------------------------------------------------------------------------------
    TF922540100         2002      2L Cat XL on IS Dir & Fac Pty     0091    Intl Ppty Tty X/S Cat       Ayalon Insurance Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
    00002381400         2002      2L Cat XL on WW ex/USA Fac Pty    0091    Intl Ppty Tty X/S Cat     Caisse Centrale de Reassurance
------------------------------------------------------------------------------------------------------------------------------------
    00002409800         2002      2L Cat XL on WWex/USA&Can Pty     0091    Intl Ppty Tty X/S Cat            Achmea  Insurance
------------------------------------------------------------------------------------------------------------------------------------
    00003107300         2002      2L Cat XL Prg. on PT Prim Pty     0091    Intl Ppty Tty X/S Cat         S & P Reinsurance Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        The Nisshin Fire & Marine
    00003618800         2002             2nd EFEI CAT XL            0091    Intl Ppty Tty X/S Cat           Insurance Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Nipponkoa Insurance Company
    00003711800         2002                2nd EQ XL               0091    Intl Ppty Tty X/S Cat                 Limited
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Nissay Dowa General Insurance
    00003712900         2002           2nd Fire & EQ Cat XL         0091    Intl Ppty Tty X/S Cat               Company Ltd
------------------------------------------------------------------------------------------------------------------------------------
    TF930803500         2002       2ND FIRE CAT NET ACCOUNT XOL     0091    Intl Ppty Tty X/S Cat       THE TOA REINSURANCE COMPANY
------------------------------------------------------------------------------------------------------------------------------------

                        EFFECTIVE   EXPIRATION    PRIMARY
    CONTRACT #            DATE         DATE     UNDERWRITER
-----------------------------------------------------------------
    00000902100         1-Jan-02    31-Dec-02       RSP      2
-----------------------------------------------------------------
    00003554300         1-Jan-02    31-Dec-02       RSP      2
-----------------------------------------------------------------
    00002894900         1-Jan-02    31-Dec-02       RSP      2
-----------------------------------------------------------------
    00003418300         1-Jan-02    31-Dec-02       LYM      2
-----------------------------------------------------------------
    TN950125000         1-Jan-02    31-Dec-02      SREDL
-----------------------------------------------------------------
    TN950125600         1-Jan-02    31-Dec-02      SREDL
-----------------------------------------------------------------
    00002262200         1-Jan-02    31-Dec-02       LYM      2
-----------------------------------------------------------------
    00002456600         1-Apr-02    31-Mar-03       LYM      2
-----------------------------------------------------------------
    00002343500         1-Jan-02    31-Dec-02       LYM      2
-----------------------------------------------------------------
    00002336200         1-Jan-02    31-Dec-02       LYM      2
-----------------------------------------------------------------
    00002283700         1-Jan-02    31-Dec-02       LYM      2
-----------------------------------------------------------------
    00003938900         1-Jan-02    31-Dec-02       LYM      2
-----------------------------------------------------------------
    00002409500         1-Jan-02    31-Dec-02       LYM      2
-----------------------------------------------------------------
    00003107200         1-Jan-02    31-Dec-02       LYM      2
-----------------------------------------------------------------
    00004091600         1-Apr-02    31-Mar-03       DMK
-----------------------------------------------------------------
    00003711100         1-Apr-02    31-Mar-03       DMK      2
-----------------------------------------------------------------
    00003712800         1-Apr-02    31-Mar-03       DMK      2
-----------------------------------------------------------------
    TF930803400         1-Apr-02    31-Mar-03       DMK
-----------------------------------------------------------------
    TF951599200         1-Jan-02    31-Dec-02       EYM
-----------------------------------------------------------------
    00003709900         1-Apr-02    31-Mar-03       DMK      2
-----------------------------------------------------------------
    00003719200         1-Apr-02    31-Mar-03       DMK      2
-----------------------------------------------------------------
    00002456700         1-Apr-02    31-Mar-03       LYM      2
-----------------------------------------------------------------
    00003871200         1-Jan-02    31-Dec-02       LYM      2
-----------------------------------------------------------------
    00002372400         1-Jan-02    31-Dec-02       LYM      2
-----------------------------------------------------------------
    TF922540100         1-Jan-02    31-Dec-02       LYM
-----------------------------------------------------------------
    00002381400         1-Jan-02    31-Dec-02       LYM      2
-----------------------------------------------------------------
    00002409800         1-Jan-02    31-Dec-02       LYM      2
-----------------------------------------------------------------
    00003107300         1-Jan-02    31-Dec-02       LYM      2
-----------------------------------------------------------------
    00003618800         1-Apr-02    31-Mar-03       DMK      2
-----------------------------------------------------------------
    00003711800         1-Apr-02    31-Mar-03       DMK      2
-----------------------------------------------------------------
    00003712900         1-Apr-02    31-Mar-03       DMK      2
-----------------------------------------------------------------
    TF930803500         1-Apr-02    31-Mar-03       DMK
-----------------------------------------------------------------

                                      A-2-6

    EXHIBIT A-2
    THE REINSURANCE CONTRACTS

                    UNDERWRITING                                  RESERVING
    CONTRACT #          YEAR                USER TITLE              CLASS      RESERVING CLASS                CEDANT NAME
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Internationale Nederlanden Groep
    TF940077600         2002           2ND PROPERTY CAT XOL         0091    Intl Ppty Tty X/S Cat                   N.V.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        The Nisshin Fire & Marine
    TF870817700         2002              2ND W/F CAT XL            0091    Intl Ppty Tty X/S Cat         Insurance Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Nipponkoa Insurance Company
    00003719300         2002                2nd W/F XL              0091    Intl Ppty Tty X/S Cat              Limited
------------------------------------------------------------------------------------------------------------------------------------
    00003633500         2002         3.L. Cat XL Is Fac Pty.        0091    Intl Ppty Tty X/S Cat        AIG Golden - Israel
------------------------------------------------------------------------------------------------------------------------------------
    00003871400         2002      3.L.Cat XL on TK & Cyp Dir Tty    0091    Intl Ppty Tty X/S Cat         Destek Reasurans T.A.S.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Mut. Ass. Des Commercants Et
    00003061200         2002        3L Cat XL on FF Nat Perils      0091    Intl Ppty Tty X/S Cat              Industriels
------------------------------------------------------------------------------------------------------------------------------------
    00003939200         2002      3L Cat XL on IS Dir & Fac Pty     0091    Intl Ppty Tty X/S Cat      Ayalon Insurance Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Milli Reasurans T A S
    00003968900         2002       3L Cat XL on Sur TkyCyp Pty      0091    Intl Ppty Tty X/S Cat                 Turque
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Milli Reasurans T A S
    00003968700         2002      3L Cat XL on Tky&Cyp Pty Short    0091    Intl Ppty Tty X/S Cat                Turque
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Anadolu Sigorta
    00003545200         2002      3L Cat XL on Turkish Prim Pty     0091    Intl Ppty Tty X/S Cat                Sirketi
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Caisse Centrale de
    00002381500         2002      3L Cat XL on WW ex/USA Fac Pty    0091    Intl Ppty Tty X/S Cat               Reassurance
------------------------------------------------------------------------------------------------------------------------------------
    00003107400         2002      3L Cat XL Prg. on PT Prim Pty     0091    Intl Ppty Tty X/S Cat          S & P Reinsurance Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Danish Re Syndicate No.1400 at
    00003983400         2002       3L Cat XL WW ex/USA&Can Fac      0091    Intl Ppty Tty X/S Cat               Lloyds
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Nipponkoa Insurance Company
    00003711900         2002                3rd EQ XL               0091    Intl Ppty Tty X/S Cat              Limited
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Internationale Nederlanden
    TF940078100         2002           3RD PROPERTY CAT XOL         0091    Intl Ppty Tty X/S Cat               N.V. Groep
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Nipponkoa Insurance Company
    00003719400         2002                3rd W/F XL              0091    Intl Ppty Tty X/S Cat              Limited
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        The Nisshin Fire & Marine
    TF870817900         2002             3RD W/FL CAT X/L           0091    Intl Ppty Tty X/S Cat         Insurance Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
    00003633600         2002         4.L. Cat XL IS Fac Pty.        0091    Intl Ppty Tty X/S Cat         AIG Golden - Israel
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Mut. Ass. Des Commercants Et
    00003679100         2002        4L Cat XL on FF Nat Perils      0091    Intl Ppty Tty X/S Cat                Industriels
------------------------------------------------------------------------------------------------------------------------------------
    00003939300         2002      4L Cat XL on IS Dir & Fac Pty     0091    Intl Ppty Tty X/S Cat        Ayalon Insurance Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Milli Reasurans T A S
    00003862700         2002      4L Cat XL on TK Surplus Accept    0091    Intl Ppty Tty X/S Cat                  Turque
------------------------------------------------------------------------------------------------------------------------------------
    00003533800         2002      4L Cat XL on TK Tty Accep. Pty    0091    Intl Ppty Tty X/S Cat           Basak Sigorta Sirketi
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Milli Reasurans T A S
    00003380400         2002       4L Cat XL on Tky&Cyp Tty Pty     0091    Intl Ppty Tty X/S Cat                  Turque
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Anadolu Sigorta
    00003545300         2002      4L Cat XL on Turkish Prim Pty     0091    Intl Ppty Tty X/S Cat                 Sirketi
------------------------------------------------------------------------------------------------------------------------------------
    00003878300         2002      4L Cat XL on Turkish Prim Pty     0091    Intl Ppty Tty X/S Cat      Commercial Union Sigorta AS
------------------------------------------------------------------------------------------------------------------------------------

    00003298600         2002      4L Cat XL on WWex/USA&Can Pty     0091    Intl Ppty Tty X/S Cat          Achmea Insurance
------------------------------------------------------------------------------------------------------------------------------------
    00003107500         2002      4L Cat XL Prg. on PT Prim Pty     0091    Intl Ppty Tty X/S Cat         S & P Reinsurance Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Danish Re Syndicate No.1400
    00003983500         2002       4L Cat XL WW ex/USA&Can Fac      0091    Intl Ppty Tty X/S Cat                at Lloyds
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Gerling-Konzern Allgemeine
    00003991600         2002      4L Cat XL WW exNA&Carr Pr Pty     0091    Intl Ppty Tty X/S Cat   Versicherungs-Aktiengesellschaft
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Internationale Nederlanden Groep
    TF940078200         2002           4TH PROPERTY CAT XOL         0091    Intl Ppty Tty X/S Cat                   N.V.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        The Nisshin Fire & Marine
    00001665800         2002              4th W/F Cat XL            0091    Intl Ppty Tty X/S Cat           Insurance Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------

                      EFFECTIVE   EXPIRATION    PRIMARY
    CONTRACT #          DATE         DATE     UNDERWRITER
---------------------------------------------------------------
    TF940077600       1-Jan-02    31-Dec-02       EYM
---------------------------------------------------------------
    TF870817700       1-Apr-02    31-Mar-03       DMK
---------------------------------------------------------------
    00003719300       1-Apr-02    31-Mar-03       DMK      2
---------------------------------------------------------------
    00003633500       1-Apr-02    31-Mar-03       LYM      2
---------------------------------------------------------------
    00003871400       1-Jan-02    31-Dec-02       LYM      2
---------------------------------------------------------------
    00003061200       1-Jan-02    31-Dec-02       LYM      2
---------------------------------------------------------------
    00003939200       1-Jan-02    31-Dec-02       LYM      2
---------------------------------------------------------------
    00003968900       1-Jan-02    31-Dec-02       LYM      2
---------------------------------------------------------------
    00003968700       1-Jan-02    31-Dec-02       LYM      2
---------------------------------------------------------------
    00003545200       1-Jan-02    31-Dec-02       LYM      2
---------------------------------------------------------------
    00002381500       1-Jan-02    31-Dec-02       LYM      2
---------------------------------------------------------------
    00003107400       1-Jan-02    31-Dec-02       LYM      2
---------------------------------------------------------------
    00003983400       1-Jan-02    31-Dec-02       LYM
---------------------------------------------------------------
    00003711900       1-Apr-02    31-Mar-03       DMK      2
---------------------------------------------------------------
    TF940078100       1-Jan-02    31-Dec-02       EYM
---------------------------------------------------------------
    00003719400       1-Apr-02    31-Mar-03       DMK      2
---------------------------------------------------------------
    TF870817900       1-Apr-02    31-Mar-03       DMK
---------------------------------------------------------------
    00003633600       1-Apr-02    31-Mar-03       LYM      2
---------------------------------------------------------------
    00003679100       1-Jan-02    31-Dec-02       LYM      2
---------------------------------------------------------------
    00003939300       1-Jan-02    31-Dec-02       LYM      2
---------------------------------------------------------------
    00003862700       1-Jan-02    31-Dec-02       LYM      2
---------------------------------------------------------------
    00003533800       1-Jan-02    31-Dec-02       LYM      2
---------------------------------------------------------------
    00003380400       1-Jan-02    31-Dec-02       LYM      2
---------------------------------------------------------------
    00003545300       1-Jan-02    31-Dec-02       LYM      2
---------------------------------------------------------------
    00003878300       1-Jan-02    31-Dec-02       LYM      2
---------------------------------------------------------------
    00003298600       1-Jan-02    31-Dec-02       LYM      2
---------------------------------------------------------------
    00003107500       1-Jan-02    31-Dec-02       LYM      2
---------------------------------------------------------------
    00003983500       1-Jan-02    31-Dec-02       LYM
---------------------------------------------------------------
    00003991600       1-Jan-02    31-Dec-02       LYM
---------------------------------------------------------------
    TF940078200       1-Jan-02    31-Dec-02       EYM
---------------------------------------------------------------
    00001665800       1-Apr-02    31-Mar-03       DMK      2
---------------------------------------------------------------

                                      A-2-7

    EXHIBIT A-2
    THE REINSURANCE CONTRACTS

                    UNDERWRITING                                  RESERVING
    CONTRACT #          YEAR                USER TITLE              CLASS      RESERVING CLASS                  CEDANT NAME
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Nipponkoa Insurance Company
    00003719500         2002                4th W/F XL              0091    Intl Ppty Tty X/S Cat                 Limited
------------------------------------------------------------------------------------------------------------------------------------
    00002262500         2002       5.L. Cat XL BB Primary Pty.      0091    Intl Ppty Tty X/S Cat      Secura Reinsurance Company
------------------------------------------------------------------------------------------------------------------------------------
    00004002300         2002       5l (Eureko) Cat on PT&NL Pty     0091    Intl Ppty Tty X/S Cat          Achmea  Insurance
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Gerling-Konzern Allgemeine
    00003991700         2002      5L Cat XL on European Prim Pty    0091    Intl Ppty Tty X/S Cat    Versicherungs-Aktiengesellschaf
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Mut. Ass. Des Commercants Et
    00004094200         2002           5L Cat XL on FF Pty          0091    Intl Ppty Tty X/S Cat               Industriels
------------------------------------------------------------------------------------------------------------------------------------
    00003939400         2002      5L Cat XL on IS Dir & Fac Pty     0091    Intl Ppty Tty X/S Cat       Ayalon Insurance Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
    00003999900         2002      5L Cat XL on TK Surplus Accept    0091    Intl Ppty Tty X/S Cat      Milli Reasurans T A S Turque
------------------------------------------------------------------------------------------------------------------------------------
    00003380500         2002       5L Cat XL on Tky&Cyp Tty Pty     0091    Intl Ppty Tty X/S Cat      Milli Reasurans T A S Turque
------------------------------------------------------------------------------------------------------------------------------------
    00003878400         2002      5L Cat XL on Turkish Prim Pty     0091    Intl Ppty Tty X/S Cat      Commercial Union Sigorta AS
------------------------------------------------------------------------------------------------------------------------------------
    00002271500         2002          5L on WW Fac Property         0091    Intl Ppty Tty X/S Cat        AXA Corporate Solutions
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Internationale Nederlanden
    TF960000400         2002           5TH PROPERTY CAT XOL         0091    Intl Ppty Tty X/S Cat               Groep  N.V.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        The Nisshin Fire & Marine
    00003710000         2002              5TH W/F CAT XL            0091    Intl Ppty Tty X/S Cat          Insurance Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Milli Reasurans T A S
    00003380600         2002       6L Cat XL on Tky&Cyp Tty Pty     0091    Intl Ppty Tty X/S Cat                  Turque
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Internationale Nederlanden Groe
    00000992800         2002           6TH PROPERTY CAT XOL         0091    Intl Ppty Tty X/S Cat                  N.V.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         United Insurance Company
    00002415900         2002              Antigua Cat XL            0091    Intl Ppty Tty X/S Cat                  Limited
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         United Insurance Company
    00002416000         2002              Antigua Cat XL            0091    Intl Ppty Tty X/S Cat                  Limited
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         United Insurance Company
    00002416000         2002              Antigua Cat XL            0091    Intl Ppty Tty X/S Cat                  Limited
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         United Insurance Company
    00002416100         2002              Antigua Cat XL            0091    Intl Ppty Tty X/S Cat                  Limited
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         United Insurance Company
    00002416300         2002              Antigua Cat XL            0091    Intl Ppty Tty X/S Cat                  Limited
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         United Insurance Company
    00003511300         2002              Bahamas Cat XL            0091    Intl Ppty Tty X/S Cat                  Limited
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         United Insurance Company
    00003511400         2002              Bahamas Cat XL            0091    Intl Ppty Tty X/S Cat                  Limited
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         United Insurance Company
    00003511600         2002              Bahamas Cat XL            0091    Intl Ppty Tty X/S Cat                  Limited
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          American International
    00003593700         2002             Caribbean Cat XL           0091    Intl Ppty Tty X/S Cat            Underwriters, NY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          American International
    00003593700         2002             Caribbean Cat XL           0091    Intl Ppty Tty X/S Cat             Underwriters, NY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Island Heritage Insurance
    00003620500         2002          Caribbean Fire Cat XL         0091    Intl Ppty Tty X/S Cat              Company Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Island Heritage Insurance
    00003621100         2002          Caribbean Fire Cat XL         0091    Intl Ppty Tty X/S Cat              Company Ltd.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Island Heritage Insurance
    00004045200         2002          Caribbean Fire Cat XL         0091    Intl Ppty Tty X/S Cat              Company Ltd.
------------------------------------------------------------------------------------------------------------------------------------
    00003971100         2002           Cat XL - Net Account         0091    Intl Ppty Tty X/S Cat       Allstate Life Ins Co of  CN
------------------------------------------------------------------------------------------------------------------------------------
    00003930500         2002       Comm/Ind Risk/Event XL 2nd L     0091    Intl Ppty Tty X/S Cat           Reso Garantia
------------------------------------------------------------------------------------------------------------------------------------
    00002416300         2002          Common Account Cat XL         0091    Intl Ppty Tty X/S Cat  United Insurance Company Limited
------------------------------------------------------------------------------------------------------------------------------------
    00002415900         2002          Common Account Fire XL        0091    Intl Ppty Tty X/S Cat  United Insurance Company Limited
------------------------------------------------------------------------------------------------------------------------------------

                        EFFECTIVE   EXPIRATION    PRIMARY
    CONTRACT #            DATE         DATE     UNDERWRITER
-----------------------------------------------------------------
    00003719500         1-Apr-02    31-Mar-03       DMK      2
-----------------------------------------------------------------
    00002262500         1-Jan-02    31-Dec-02       LYM      2
-----------------------------------------------------------------
    00004002300         1-Jan-02    31-Dec-02       LYM
-----------------------------------------------------------------
    00003991700         1-Jan-02    31-Dec-02       LYM
-----------------------------------------------------------------
    00004094200         1-Jan-02    31-Dec-02       LYM
-----------------------------------------------------------------
    00003939400         1-Jan-02    31-Dec-02       LYM      2
-----------------------------------------------------------------
    00003999900         1-Jan-02    31-Dec-02       LYM
-----------------------------------------------------------------
    00003380500         1-Jan-02    31-Dec-02       LYM      2
-----------------------------------------------------------------
    00003878400         1-Jan-02    31-Dec-02       LYM      2
-----------------------------------------------------------------
    00002271500         1-Jan-02    31-Dec-02       LYM      2
-----------------------------------------------------------------
    TF960000400         1-Jan-02    31-Dec-02       EYM
-----------------------------------------------------------------
    00003710000         1-Apr-02    31-Mar-03       DMK      2
-----------------------------------------------------------------
    00003380600         1-Jan-02    31-Dec-02       LYM      2
-----------------------------------------------------------------
    00000992800         1-Jan-02    31-Dec-02       EYM      2
-----------------------------------------------------------------
    00002415900         1-Jan-02    31-Dec-02       RSP      2
-----------------------------------------------------------------
    00002416000         1-Jan-02    31-Dec-02       RSP      2
-----------------------------------------------------------------
    00002416000         1-Jan-02    31-Dec-02       RSP      2
-----------------------------------------------------------------
    00002416100         1-Jan-02    31-Dec-02       RSP      2
-----------------------------------------------------------------
    00002416300         1-Jan-02    31-Dec-02       RSP      2
-----------------------------------------------------------------
    00003511300         1-Jan-02    31-Dec-02       RSP      2
-----------------------------------------------------------------
    00003511400         1-Jan-02    31-Dec-02       RSP      2
-----------------------------------------------------------------
    00003511600         1-Jan-02    31-Dec-02       RSP      2
-----------------------------------------------------------------
    00003593700         1-Jan-02    31-Dec-02       RSP      2
-----------------------------------------------------------------
    00003593700         1-Jan-02    31-Dec-02       RSP      2
-----------------------------------------------------------------
    00003620500         1-Apr-02    31-Mar-03       RSP      2
-----------------------------------------------------------------
    00003621100         1-Apr-02    31-Mar-03       RSP      2
-----------------------------------------------------------------
    00004045200         1-Apr-02    31-Mar-03       RSP
-----------------------------------------------------------------
    00003971100         1-Jan-02    31-Dec-02      SREDL     2
-----------------------------------------------------------------
    00003930500         1-Jan-02    31-Dec-02       DMD      2
-----------------------------------------------------------------
    00002416300         1-Jan-02    31-Dec-02       RSP      2
-----------------------------------------------------------------
    00002415900         1-Jan-02    31-Dec-02       RSP      2
-----------------------------------------------------------------

                                      A-2-8

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00003627700      2002              Earthquake XL             0091    Intl Ppty Tty X/S Cat    Secom General Insurance Company, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00003636500      2002              Earthquake XL             0091    Intl Ppty Tty X/S Cat                Zenkyoren
------------------------------------------------------------------------------------------------------------------------------------
00003626800      2002                 EFEI XOL               0091    Intl Ppty Tty X/S Cat    Secom General Insurance Company, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00003636400      2002            EQ & NAT PERILS XL          0091    Intl Ppty Tty X/S Cat                Zenkyoren
------------------------------------------------------------------------------------------------------------------------------------
TF870842100      2002      FIRE & CASUALTY NON-PROP SURPL    0091    Intl Ppty Tty X/S Cat         THE TOA REINSURANCE COMPANY
------------------------------------------------------------------------------------------------------------------------------------
00003067200      2002      Fire & Eng Cat XOL - 5th Layer    0091    Intl Ppty Tty X/S Cat        China Mariners' Ass Corp
------------------------------------------------------------------------------------------------------------------------------------
00002361400      2002      Fire & Eng Risk & Cat XOL-3 La    0091    Intl Ppty Tty X/S Cat        China Mariners' Ass Corp
------------------------------------------------------------------------------------------------------------------------------------
00003067100      2002      Fire & Eng Risk & Cat XOL-4 La    0091    Intl Ppty Tty X/S Cat        China Mariners' Ass Corp
------------------------------------------------------------------------------------------------------------------------------------
00001040900      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat       Cooperativa Seguros Multi PR
------------------------------------------------------------------------------------------------------------------------------------
00001528800      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat      Bahamas First General Insurance
                                                                                                          Company Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00001529000      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat      Bahamas First General Insurance
                                                                                                          Company Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00001529000      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat      Bahamas First General Insurance
                                                                                                          Company Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00002325600      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat           Cia De Seg Bolivar S.A.
------------------------------------------------------------------------------------------------------------------------------------
00002325700      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat           Cia De Seg Bolivar S.A.
------------------------------------------------------------------------------------------------------------------------------------
00002336800      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat   Bermuda Fire & Marine Insurance Co.,
                                                                                                              Ltd
------------------------------------------------------------------------------------------------------------------------------------
00002336900      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat   Bermuda Fire & Marine Insurance Co.,
                                                                                                              Ltd
------------------------------------------------------------------------------------------------------------------------------------
00002337100      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat   Bermuda Fire & Marine Insurance Co.,
                                                                                                              Ltd
------------------------------------------------------------------------------------------------------------------------------------
00002337900      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat       Dyoll Insurance Company Limited
------------------------------------------------------------------------------------------------------------------------------------
00002338000      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat       Dyoll Insurance Company Limited
------------------------------------------------------------------------------------------------------------------------------------
00002369300      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat    Generali Colombia, Seguros Generales
------------------------------------------------------------------------------------------------------------------------------------
00002894400      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat   N.E.M. (West Indies) Insurance Limited.
------------------------------------------------------------------------------------------------------------------------------------
00002894700      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat   N.E.M. (West Indies) Insurance Limited.
------------------------------------------------------------------------------------------------------------------------------------
00003293800      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat             El Ahorro Hondureno
------------------------------------------------------------------------------------------------------------------------------------
00003293900      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat             El Ahorro Hondureno
------------------------------------------------------------------------------------------------------------------------------------
00003446100      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat         Instituto Nac De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003447300      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat                 Cayman General
------------------------------------------------------------------------------------------------------------------------------------
00003447400      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat                 Cayman General
------------------------------------------------------------------------------------------------------------------------------------
00003447500      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat                 Cayman General
------------------------------------------------------------------------------------------------------------------------------------
00003448900      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat      Dyoll Insurance Company Limited
------------------------------------------------------------------------------------------------------------------------------------
00003448900      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat      Dyoll Insurance Company Limited
------------------------------------------------------------------------------------------------------------------------------------
00003486300      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat   Consumers' Guarantee Ins. Co. Barbados
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration     Primary
 Contract #     Date         Date      Underwriter
----------------------------------------------------
00003627700   1-Apr-02    31-Mar-03       DMK      2
----------------------------------------------------
00003636500   1-Apr-02    31-Mar-03       DMK      2
----------------------------------------------------
00003626800   1-Apr-02    31-Mar-03       DMK      2
----------------------------------------------------
00003636400   1-Apr-02    31-Mar-03       DMK      2
----------------------------------------------------
TF870842100   1-Apr-02    31-Mar-03       DMK
----------------------------------------------------
00003067200   1-Jan-02    31-Dec-02       EYM      2
----------------------------------------------------
00002361400   1-Jan-02    31-Dec-02       EYM      2
----------------------------------------------------
00003067100   1-Jan-02    31-Dec-02       EYM      2
----------------------------------------------------
00001040900   1-Apr-02    31-Mar-03       RSP      2
----------------------------------------------------
00001528800   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00001529000   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00001529000   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00002325600   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00002325700   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00002336800   1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------
00002336900   1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------
00002337100   1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------
00002337900   1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------
00002338000   1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------
00002369300   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00002894400   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00002894700   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003293800   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003293900   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003446100   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003447300   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003447400   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003447500   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003448900   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003448900   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003486300   1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------

                                      A-2-9

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00003486800      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat   Consumers' Guarantee Ins. Co. Barbados
------------------------------------------------------------------------------------------------------------------------------------
00003486900      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat   Consumers' Guarantee Ins. Co. Barbados
------------------------------------------------------------------------------------------------------------------------------------
00003489200      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat        Compania Central De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003489300      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat        Compania Central De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003492600      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat         Seguros e Inversiones S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003502100      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat          Seguros Santander Serfin
------------------------------------------------------------------------------------------------------------------------------------
00003502200      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat          Seguros Santander Serfin
------------------------------------------------------------------------------------------------------------------------------------
00003502300      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat          Seguros Santander Serfin
------------------------------------------------------------------------------------------------------------------------------------
00003502400      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat          Seguros Santander Serfin
------------------------------------------------------------------------------------------------------------------------------------
00003507200      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat      Harmony General Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003507400      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat      Harmony General Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003507600      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat      Harmony General Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003512900      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat      Harmony General Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003515300      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat    Bermuda Fire & Marine Insurance Co.,
                                                                                                              Ltd
------------------------------------------------------------------------------------------------------------------------------------
00003517100      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat   N.E.M. (West Indies) Insurance Limited.
------------------------------------------------------------------------------------------------------------------------------------
00003524700      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat     Aseguradora General S.A., Guatemala
------------------------------------------------------------------------------------------------------------------------------------
00003597100      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat         Seguros Banamex Aegon, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003597200      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat         Seguros Banamex Aegon, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003716500      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat       Grupo Nacional Provincial S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003716800      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat       Grupo Nacional Provincial S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003717000      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat       Grupo Nacional Provincial S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003758300      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat        INTEGRAND Assurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003960900      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat     Aseguradora General S.A., Guatemala
------------------------------------------------------------------------------------------------------------------------------------
00003961000      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat     Aseguradora General S.A., Guatemala
------------------------------------------------------------------------------------------------------------------------------------
00003971000      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat    Barbados Fire & Commercial Insurance
                                                                                                            Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00003971300      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat   Seguros Granai Townson Sa Cia De Seg
                                                                                                              Gen
------------------------------------------------------------------------------------------------------------------------------------
00003971400      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat   Seguros Granai Townson Sa Cia De Seg
                                                                                                              Gen
------------------------------------------------------------------------------------------------------------------------------------
00003971600      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat   Seguros Granai Townson Sa Cia De Seg
                                                                                                              Gen
------------------------------------------------------------------------------------------------------------------------------------
00003971800      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat          Seguros Nuevo Mundo S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003972000      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat          Seguros Nuevo Mundo S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003972300      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat          Seguros Nuevo Mundo S.A.
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration     Primary
 Contract #     Date         Date      Underwriter
----------------------------------------------------
00003486800   1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------
00003486900   1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------
00003489200   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003489300   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003492600   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003502100   1-Jan-02    31-Dec-02      AMADR     2
----------------------------------------------------
00003502200   1-Jan-02    31-Dec-02      AMADR     2
----------------------------------------------------
00003502300   1-Jan-02    31-Dec-02      AMADR     2
----------------------------------------------------
00003502400   1-Jan-02    31-Dec-02      AMADR     2
----------------------------------------------------
00003507200   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003507400   1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------
00003507600   1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------
00003512900   1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------
00003515300   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003517100   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003524700   1-Jan-02    31-Dec-02      AMADR     2
----------------------------------------------------
00003597100   1-Mar-02    28-Feb-03       RSP      2
----------------------------------------------------
00003597200   1-Mar-02    28-Feb-03       RSP      2
----------------------------------------------------
00003716500   1-Jun-02    31-May-03       RSP      2
----------------------------------------------------
00003716800   1-Jun-02    31-May-03       RSP      2
----------------------------------------------------
00003717000   1-Jun-02    31-May-03       RSP      2
----------------------------------------------------
00003758300   1-May-02    30-Apr-03       RSP      2
----------------------------------------------------
00003960900   1-Jan-02    31-Dec-02      AMADR     2
----------------------------------------------------
00003961000   1-Jan-02    31-Dec-02      AMADR     2
----------------------------------------------------
00003971000   1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------
00003971300   1-Jan-02    31-Dec-02      AMADR     2
----------------------------------------------------
00003971400   1-Jan-02    31-Dec-02      AMADR     2
----------------------------------------------------
00003971600   1-Jan-02    31-Dec-02      AMADR     2
----------------------------------------------------
00003971800   1-Jan-02    31-Dec-02      AMADR     2
----------------------------------------------------
00003972000   1-Jan-02    31-Dec-02      AMADR     2
----------------------------------------------------
00003972300   1-Jan-02    31-Dec-02      AMADR     2
----------------------------------------------------

                                     A-2-10

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00003972400      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat           Seguros Nuevo Mundo S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003974800      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat          Seguros e Inversiones S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003974900      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat          Seguros e Inversiones S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003975000      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat          Seguros e Inversiones S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003975600      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat            El Ahorro Hondureno
------------------------------------------------------------------------------------------------------------------------------------
00003975700      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat            El Ahorro Hondureno
------------------------------------------------------------------------------------------------------------------------------------
00003975800      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat            El Ahorro Hondureno
------------------------------------------------------------------------------------------------------------------------------------
00003979900      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat       Aseguradora Agricola Comercial
------------------------------------------------------------------------------------------------------------------------------------
00003980000      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat       Aseguradora Agricola Comercial
------------------------------------------------------------------------------------------------------------------------------------
00003980200      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat       Aseguradora Agricola Comercial
------------------------------------------------------------------------------------------------------------------------------------
00003980300      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat       Aseguradora Agricola Comercial
------------------------------------------------------------------------------------------------------------------------------------
00003980400      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat       Aseguradora Agricola Comercial
------------------------------------------------------------------------------------------------------------------------------------
00003986200      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat          Seguros Atlantida S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003986300      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat          Seguros Atlantida S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003986400      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat          Seguros Atlantida S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003986500      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat          Seguros Atlantida S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003986600      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat        Instituto Nac De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003986800      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat        Instituto Nac De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003986900      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat        Instituto Nac De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003995800      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat    Internacional de Seguros, El Salvador
------------------------------------------------------------------------------------------------------------------------------------
00003995900      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat    Internacional de Seguros, El Salvador
------------------------------------------------------------------------------------------------------------------------------------
00003996000      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat    Internacional de Seguros, El Salvador
------------------------------------------------------------------------------------------------------------------------------------
00003996100      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat    Internacional de Seguros, El Salvador
------------------------------------------------------------------------------------------------------------------------------------
00003996200      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat    Internacional de Seguros, El Salvador
------------------------------------------------------------------------------------------------------------------------------------
00004048600      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat          Aseguradora Mundial, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00004048700      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat          Aseguradora Mundial, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00004048800      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat          Aseguradora Mundial, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00004083700      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat         Antilles Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00004083800      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat         Antilles Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00004084000      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat         Antilles Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TN961689000      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat           Cia De Seg Bolivar S.A.
------------------------------------------------------------------------------------------------------------------------------------
TN961698900      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat           Cia De Seg Bolivar S.A.
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration     Primary
 Contract #     Date         Date      Underwriter
----------------------------------------------------
00003972400   1-Jan-02    31-Dec-02      AMADR     2
----------------------------------------------------
00003974800   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003974900   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003975000   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003975600   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003975700   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003975800   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003979900   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003980000   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003980200   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003980300   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003980400   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003986200   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003986300   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003986400   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003986500   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003986600   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003986800   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003986900   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003995800   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003995900   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003996000   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003996100   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003996200   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00004048600   1-Apr-02    31-Mar-03       RSP
----------------------------------------------------
00004048700   1-Apr-02    31-Mar-03       RSP
----------------------------------------------------
00004048800   1-Apr-02    31-Mar-03       RSP
----------------------------------------------------
00004083700   1-May-02    30-Apr-03       RSP
----------------------------------------------------
00004083800   1-May-02    30-Apr-03       RSP
----------------------------------------------------
00004084000   1-May-02    30-Apr-03       RSP
----------------------------------------------------
TN961689000   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
TN961698900   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------

                                     A-2-11

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
TN961738300      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat        Anchorage General Ins Limited
------------------------------------------------------------------------------------------------------------------------------------
TN970023600      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat        INTEGRAND Assurance Company
------------------------------------------------------------------------------------------------------------------------------------
TN970024000      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat        Cooperativa Seguros Multi PR
------------------------------------------------------------------------------------------------------------------------------------
TN970024200      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat        Cooperativa Seguros Multi PR
------------------------------------------------------------------------------------------------------------------------------------
TN970024300      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat        Cooperativa Seguros Multi PR
------------------------------------------------------------------------------------------------------------------------------------
TN970048800      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat    Generali Colombia, Seguros Generales
------------------------------------------------------------------------------------------------------------------------------------
TN970049000      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat    Generali Colombia, Seguros Generales
------------------------------------------------------------------------------------------------------------------------------------
TN970064000      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat         Antilles Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TN970084600      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat             Seguros RocaFuerte
------------------------------------------------------------------------------------------------------------------------------------
TN970084700      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat             Seguros RocaFuerte
------------------------------------------------------------------------------------------------------------------------------------
TN970084800      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat             Seguros RocaFuerte
------------------------------------------------------------------------------------------------------------------------------------
00003969300      2002           LA/Caribbean Risk XL         0091    Intl Ppty Tty X/S Cat        Royal & SunAlliance USA, Inc.
------------------------------------------------------------------------------------------------------------------------------------
00003560300      2002              Mexico Cat XL             0091    Intl Ppty Tty X/S Cat   American International Underwriters, NY
------------------------------------------------------------------------------------------------------------------------------------
00003986000      2002              Mexico Cat XL             0091    Intl Ppty Tty X/S Cat   American International Underwriters, NY
------------------------------------------------------------------------------------------------------------------------------------
00003986100      2002              Mexico Cat XL             0091    Intl Ppty Tty X/S Cat   American International Underwriters, NY
------------------------------------------------------------------------------------------------------------------------------------
TN961771200      2002       Mexico, Latin America Cat XL     0091    Intl Ppty Tty X/S Cat   American International Underwriters,NY
------------------------------------------------------------------------------------------------------------------------------------
TN970253800      2002                 Misc. XL               0091    Intl Ppty Tty X/S Cat    Barbados Fire & Commercial Insurance
                                                                                                           Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
TN970255600      2002                 Misc. XL               0091    Intl Ppty Tty X/S Cat    Barbados Fire & Commercial Insurance
                                                                                                           Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00003991000      2002             Mortgage A/C XL            0091    Intl Ppty Tty X/S Cat         Seguros e Inversiones S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003991100      2002             Mortgage A/C XL            0091    Intl Ppty Tty X/S Cat         Seguros e Inversiones S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003991200      2002             Mortgage A/C XL            0091    Intl Ppty Tty X/S Cat         Seguros e Inversiones S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003991300      2002             Mortgage A/C XL            0091    Intl Ppty Tty X/S Cat         Seguros e Inversiones S.A.
------------------------------------------------------------------------------------------------------------------------------------
00002506200      2002         Movable All Risks 1st XL       0091    Intl Ppty Tty X/S Cat    The Nichido Fire and Marine Insurance
                                                                                                         Company, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00002506400      2002         Movable All Risks 2nd XL       0091    Intl Ppty Tty X/S Cat    The Nichido Fire and Marine Insurance
                                                                                                         Company, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00004062900      2002      National Housing Trust Cat XL     0091    Intl Ppty Tty X/S Cat        Insurance Co of North America
------------------------------------------------------------------------------------------------------------------------------------
00004063800      2002      National Housing Trust Cat XL     0091    Intl Ppty Tty X/S Cat        Insurance Co of North America
------------------------------------------------------------------------------------------------------------------------------------
TF873709000      2002             NATL EQ FUND X/L           0091    Intl Ppty Tty X/S Cat    Icelandic Catastrophe Insurance Fund
------------------------------------------------------------------------------------------------------------------------------------
00003981900      2002               Net Account              0091    Intl Ppty Tty X/S Cat        Puerto Rican-American Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003982000      2002               Net Account              0091    Intl Ppty Tty X/S Cat        Puerto Rican-American Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003982100      2002               Net Account              0091    Intl Ppty Tty X/S Cat        Puerto Rican-American Ins Co
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration     Primary
 Contract #     Date         Date      Underwriter
----------------------------------------------------
TN961738300   1-Jan-02    31-Dec-02      SREDL
----------------------------------------------------
TN970023600   1-May-02    30-Apr-03       RSP
----------------------------------------------------
TN970024000   1-Apr-02    31-Mar-03       RSP
----------------------------------------------------
TN970024200   1-Apr-02    31-Mar-03       RSP
----------------------------------------------------
TN970024300   1-Apr-02    31-Mar-03       RSP
----------------------------------------------------
TN970048800   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
TN970049000   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
TN970064000   1-May-02    30-Apr-03       RSP
----------------------------------------------------
TN970084600   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
TN970084700   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
TN970084800   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003969300   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003560300   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003986000   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003986100   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
TN961771200   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
TN970253800   1-Jan-02    31-Dec-02      SREDL
----------------------------------------------------
TN970255600   1-Jan-02    31-Dec-02      SREDL
----------------------------------------------------
00003991000   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003991100   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003991200   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003991300   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00002506200   1-Apr-02    31-Mar-03       DMK      2
----------------------------------------------------
00002506400   1-Apr-02    31-Mar-03       DMK      2
----------------------------------------------------
00004062900   1-Apr-02    31-Mar-03       RSP
----------------------------------------------------
00004063800   1-Apr-02    31-Mar-03       RSP
----------------------------------------------------
TF873709000   1-Jan-02    31-Dec-02       KSM
----------------------------------------------------
00003981900   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003982000   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003982100   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------

                                     A-2-12

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00003982200      2002               Net Account              0091    Intl Ppty Tty X/S Cat       Puerto Rican-American Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00004000100      2002      Prop. Risk & Event XOL -3rd La    0091    Intl Ppty Tty X/S Cat            Kuo Hua Ins. Co. Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00004000200      2002      Prop. Risk & Event XOL -4th La    0091    Intl Ppty Tty X/S Cat            Kuo Hua Ins. Co. Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00002326900      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat            Seguros Triple-S Inc
------------------------------------------------------------------------------------------------------------------------------------
00002327000      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat            Seguros Triple-S Inc
------------------------------------------------------------------------------------------------------------------------------------
00002959700      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat      Insurance Company of the Bahamas
------------------------------------------------------------------------------------------------------------------------------------
00002959800      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat      Insurance Company of the Bahamas
------------------------------------------------------------------------------------------------------------------------------------
00002959900      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat      Insurance Company of the Bahamas
------------------------------------------------------------------------------------------------------------------------------------
00002960000      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat      Insurance Company of the Bahamas
------------------------------------------------------------------------------------------------------------------------------------
00002960300      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat        National Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00002961300      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat        National Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003349800      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat        Compania de Seguros Ganadera
------------------------------------------------------------------------------------------------------------------------------------
00003482500      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat    Royal & Sunalliance Chile Seguros SA
------------------------------------------------------------------------------------------------------------------------------------
00003482600      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat    Royal & Sunalliance Chile Seguros SA
------------------------------------------------------------------------------------------------------------------------------------
00003482600      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat    Royal & Sunalliance Chile Seguros SA
------------------------------------------------------------------------------------------------------------------------------------
00003492500      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat     Compania Nacional De Seg.S.A.Panama
------------------------------------------------------------------------------------------------------------------------------------
00003503500      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat     West Indies Alliance Insurance Co.
------------------------------------------------------------------------------------------------------------------------------------
00003503900      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat     West Indies Alliance Insurance Co.
------------------------------------------------------------------------------------------------------------------------------------
00003511900      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat         Royal & SunAlliance Ins (PR)
------------------------------------------------------------------------------------------------------------------------------------
00003518400      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat         National Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003518500      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat         National Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003520700      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat              Seguros Colmena
------------------------------------------------------------------------------------------------------------------------------------
00003553500      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat        Royal & SunAlliance Ins (PR)
------------------------------------------------------------------------------------------------------------------------------------
00003553700      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat        Royal & SunAlliance Ins (PR)
------------------------------------------------------------------------------------------------------------------------------------
00003553800      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat        Royal & SunAlliance Ins (PR)
------------------------------------------------------------------------------------------------------------------------------------
00003790500      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat             Seguros Sucre, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003949400      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat     General Accident Insurance Company,
                                                                                                           Jamaica
------------------------------------------------------------------------------------------------------------------------------------
00003950200      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat     General Accident Insurance Company,
                                                                                                           Jamaica
------------------------------------------------------------------------------------------------------------------------------------
00003950300      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat     General Accident Insurance Company,
                                                                                                           Jamaica
------------------------------------------------------------------------------------------------------------------------------------
00003950400      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat     General Accident Insurance Company,
                                                                                                           Jamaica
------------------------------------------------------------------------------------------------------------------------------------
00003950500      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat     General Accident Insurance Company,
                                                                                                           Jamaica
------------------------------------------------------------------------------------------------------------------------------------
00003966600      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat     Compania Nacional De Seg.S.A.Panama
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration     Primary
 Contract #     Date         Date      Underwriter
----------------------------------------------------
00003982200   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00004000100   1-Jan-02    31-Dec-02       EYM
----------------------------------------------------
00004000200   1-Jan-02    31-Dec-02       EYM
----------------------------------------------------
00002326900   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00002327000   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00002959700   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00002959800   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00002959900   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00002960000   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00002960300   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00002961300   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003349800   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003482500   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003482600   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003482600   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003492500   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003503500   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003503900   1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------
00003511900   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003518400   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003518500   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003520700   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003553500   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003553700   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003553800   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003790500   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003949400   1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------
00003950200   1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------
00003950300   1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------
00003950400   1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------
00003950500   1-Jan-02    31-Dec-02      SREDL     2
----------------------------------------------------
00003966600   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------

                                     A-2-13

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00003977500      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat   Seguridad, Compania Anonima De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003977900      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat   Seguridad, Compania Anonima De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003978000      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat   Seguridad, Compania Anonima De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003978100      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat   Seguridad, Compania Anonima De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003982300      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat            Seguros Triple-S Inc
------------------------------------------------------------------------------------------------------------------------------------
00003984400      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat     West Indies Alliance Insurance Co.
------------------------------------------------------------------------------------------------------------------------------------
00003984500      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat     West Indies Alliance Insurance Co.
------------------------------------------------------------------------------------------------------------------------------------
00003985300      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat           Union Y Desarrollo, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003985500      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat           Union Y Desarrollo, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003989300      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat         Mapfre Seguros Columbia
------------------------------------------------------------------------------------------------------------------------------------
00003989400      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat         Mapfre Seguros Columbia
------------------------------------------------------------------------------------------------------------------------------------
00003989500      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat         Mapfre Seguros Columbia
------------------------------------------------------------------------------------------------------------------------------------
00003989600      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat         Mapfre Seguros Columbia
------------------------------------------------------------------------------------------------------------------------------------
00003990200      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat       Compania de Seguros Ganadera
------------------------------------------------------------------------------------------------------------------------------------
00003990300      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat       Compania de Seguros Ganadera
------------------------------------------------------------------------------------------------------------------------------------
00003990400      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat       Compania de Seguros Ganadera
------------------------------------------------------------------------------------------------------------------------------------
00003990600      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat            Seguros Tepeyac, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003990700      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat            Seguros Tepeyac, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003990800      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat            Seguros Tepeyac, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003990900      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat            Seguros Tepeyac, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003991800      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat    Royal & Sunalliance Chile Seguros SA
------------------------------------------------------------------------------------------------------------------------------------
00003991900      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat    Royal & Sunalliance Chile Seguros SA
------------------------------------------------------------------------------------------------------------------------------------
00003992700      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat              Seguros Colmena
------------------------------------------------------------------------------------------------------------------------------------
00003992800      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat              Seguros Colmena
------------------------------------------------------------------------------------------------------------------------------------
00003992900      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat              Seguros Colmena
------------------------------------------------------------------------------------------------------------------------------------
00003993000      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat              Seguros Colmena
------------------------------------------------------------------------------------------------------------------------------------
TN961750000      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat        Universal Insurance Co (PR)
------------------------------------------------------------------------------------------------------------------------------------
TN961750300      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat        Universal Insurance Co (PR)
------------------------------------------------------------------------------------------------------------------------------------
TN961750400      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat        Universal Insurance Co (PR)
------------------------------------------------------------------------------------------------------------------------------------
TN961750500      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat        Universal Insurance Co (PR)
------------------------------------------------------------------------------------------------------------------------------------
TN970997400      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat            Seguros Triple-S Inc
------------------------------------------------------------------------------------------------------------------------------------
TN971000400      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat            Seguros Triple-S Inc
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration     Primary
 Contract #     Date         Date      Underwriter
----------------------------------------------------
00003977500   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003977900   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003978000   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003978100   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003982300   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003984400   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003984500   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003985300   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003985500   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003989300   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003989400   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003989500   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003989600   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003990200   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003990300   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003990400   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003990600   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003990700   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003990800   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003990900   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003991800   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003991900   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003992700   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003992800   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003992900   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003993000   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
TN961750000   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
TN961750300   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
TN961750400   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
TN961750500   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
TN970997400   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
TN971000400   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------

                                     A-2-14

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00003525800      2002        Property Cat XL 1st.Layer       0091    Intl Ppty Tty X/S Cat           State Insurance Institute
------------------------------------------------------------------------------------------------------------------------------------
00003525900      2002        Property Cat XL 2nd Layer       0091    Intl Ppty Tty X/S Cat           State Insurance Institute
------------------------------------------------------------------------------------------------------------------------------------
00003526000      2002        Property Cat XL 3rd Layer       0091    Intl Ppty Tty X/S Cat           State Insurance Institute
------------------------------------------------------------------------------------------------------------------------------------
00004000000      2002      Property Cat. XOL - 4th layer     0091    Intl Ppty Tty X/S Cat              South China Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003995700      2002         Property Clash Cover XL        0091    Intl Ppty Tty X/S Cat             Seguros Triple-S Inc
------------------------------------------------------------------------------------------------------------------------------------
00003595900      2002            Property Clash XL           0091    Intl Ppty Tty X/S Cat    Royal & Sunalliance Chile Seguros SA
------------------------------------------------------------------------------------------------------------------------------------
00003595900      2002            Property Clash XL           0091    Intl Ppty Tty X/S Cat    Royal & Sunalliance Chile Seguros SA
------------------------------------------------------------------------------------------------------------------------------------
00004000400      2002      Property Event XOL - 4th layer    0091    Intl Ppty Tty X/S Cat              Taian Ins Co Ltd
------------------------------------------------------------------------------------------------------------------------------------
00004000500      2002      Property Event XOL - 5th layer    0091    Intl Ppty Tty X/S Cat              Taian Ins Co Ltd
------------------------------------------------------------------------------------------------------------------------------------
00003969500      2002           Property Per Risk XL         0091    Intl Ppty Tty X/S Cat        Royal & SunAlliance USA, Inc.
------------------------------------------------------------------------------------------------------------------------------------
00004000300      2002      Property Risk & Event XOL-3rd     0091    Intl Ppty Tty X/S Cat              Taian Ins Co Ltd
------------------------------------------------------------------------------------------------------------------------------------
00003523700      2002          Property Risk/Event XL        0091    Intl Ppty Tty X/S Cat     Lithuanian State Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003025500      2002               Property XL              0091    Intl Ppty Tty X/S Cat     Lithuanian State Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003504200      2002                   RPP                  0091    Intl Ppty Tty X/S Cat     West Indies Alliance Insurance Co.
------------------------------------------------------------------------------------------------------------------------------------
00000903500      2002                  RPP XL                0091    Intl Ppty Tty X/S Cat        Cooperativa Seguros Multi PR
------------------------------------------------------------------------------------------------------------------------------------
00003990000      2002             Shortfall Cat XL           0091    Intl Ppty Tty X/S Cat            Seguros Triple-S Inc
------------------------------------------------------------------------------------------------------------------------------------
TN971013300      2002               Tent Plan XL             0091    Intl Ppty Tty X/S Cat        Grupo Nacional Provincial S.A.
------------------------------------------------------------------------------------------------------------------------------------
TN971013600      2002               Tent Plan XL             0091    Intl Ppty Tty X/S Cat        Grupo Nacional Provincial S.A.
------------------------------------------------------------------------------------------------------------------------------------
00004105100      2002               USVI Cat XL              0091    Intl Ppty Tty X/S Cat    Island Heritage Insurance Company Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00004105200      2002               USVI Cat XL              0091    Intl Ppty Tty X/S Cat    Island Heritage Insurance Company Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00004105300      2002               USVI Cat XL              0091    Intl Ppty Tty X/S Cat    Island Heritage Insurance Company Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00002510400      2002           W/F Prop CAT 1st XL          0091    Intl Ppty Tty X/S Cat      The Fuji Fire & Marine Insurance
                                                                                                         Company, Limited
------------------------------------------------------------------------------------------------------------------------------------
00002510600      2002           W/F Prop CAT 2nd XL          0091    Intl Ppty Tty X/S Cat      The Fuji Fire & Marine Insurance
                                                                                                         Company, Limited
------------------------------------------------------------------------------------------------------------------------------------
00002510700      2002           W/F Prop CAT 3rd XL          0091    Intl Ppty Tty X/S Cat      The Fuji Fire & Marine Insurance
                                                                                                         Company, Limited
------------------------------------------------------------------------------------------------------------------------------------
00002510800      2002           W/F Prop CAT 4th XL          0091    Intl Ppty Tty X/S Cat      The Fuji Fire & Marine Insurance
                                                                                                         Company, Limited
------------------------------------------------------------------------------------------------------------------------------------
00002516100      2002           W/F Prop Cat 5th X/L         0091    Intl Ppty Tty X/S Cat      The Fuji Fire & Marine Insurance
                                                                                                         Company, Limited
------------------------------------------------------------------------------------------------------------------------------------
00003848600      2002      1L Risk XL on Russian Prim Pty    0090    Intl Ppty Tty X/S Risk              Ingosstrakh
------------------------------------------------------------------------------------------------------------------------------------
00003975900      2002      1L Rsk XL on Russian Prim Pty     0090    Intl Ppty Tty X/S Risk                ROS NO
------------------------------------------------------------------------------------------------------------------------------------
00004001800      2002      2L Risk XL on Russian Prim Pty    0090    Intl Ppty Tty X/S Risk              Ingosstrakh
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration     Primary
 Contract #     Date         Date      Underwriter
----------------------------------------------------
00003525800   1-Jan-02    31-Dec-02       DMD      2
----------------------------------------------------
00003525900   1-Jan-02    31-Dec-02       DMD      2
----------------------------------------------------
00003526000   1-Jan-02    31-Dec-02       DMD      2
----------------------------------------------------
00004000000   1-Jan-02    31-Dec-02       EYM
----------------------------------------------------
00003995700   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003595900   1-Feb-02    31-Jan-03       RSP      2
----------------------------------------------------
00003595900   1-Feb-02    31-Jan-03       RSP      2
----------------------------------------------------
00004000400   1-Jan-02    31-Dec-02       EYM
----------------------------------------------------
00004000500   1-Jan-02    31-Dec-02       EYM
----------------------------------------------------
00003969500   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00004000300   1-Jan-02    31-Dec-02       EYM
----------------------------------------------------
00003523700   1-Jan-02    31-Dec-02       DMD      2
----------------------------------------------------
00003025500   1-Jan-02    31-Dec-02       DMD      2
----------------------------------------------------
00003504200   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00000903500   1-Apr-02    31-Mar-03       RSP      2
----------------------------------------------------
00003990000   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
TN971013300   1-Jun-02    31-May-03       RSP
----------------------------------------------------
TN971013600   1-Jun-02    31-May-03       RSP
----------------------------------------------------
00004105100   1-Jul-02     1-Apr-03       RSP
----------------------------------------------------
00004105200   1-Jul-02     1-Apr-03       RSP
----------------------------------------------------
00004105300   1-Jul-02     1-Apr-03       RSP
----------------------------------------------------
00002510400   1-Apr-02    31-Mar-03       DMK      2
----------------------------------------------------
00002510600   1-Apr-02    31-Mar-03       DMK      2
----------------------------------------------------
00002510700   1-Apr-02    31-Mar-03       DMK      2
----------------------------------------------------
00002510800   1-Apr-02    31-Mar-03       DMK      2
----------------------------------------------------
00002516100   1-Apr-02    31-Mar-03       DMK      2
----------------------------------------------------
00003848600   1-Jan-02    31-Dec-02       DMD      2
----------------------------------------------------
00003975900   1-Jan-02    31-Dec-02       LYM      2
----------------------------------------------------
00004001800   1-Jan-02    31-Dec-02       LYM
----------------------------------------------------

                                     A-2-15

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00003976000      2002      2L Rsk XL on Russian Prim Pty     0090    Intl Ppty Tty X/S Risk                  ROS  NO
------------------------------------------------------------------------------------------------------------------------------------
00002974500      2002         2L Rsk XL on WW Fac Pty        0090    Intl Ppty Tty X/S Risk     Mutuelle Centrale de Reassurance
------------------------------------------------------------------------------------------------------------------------------------
00003849000      2002      3L Risk XL on Russian Prim Pty    0090    Intl Ppty Tty X/S Risk              Ingosstrakh
------------------------------------------------------------------------------------------------------------------------------------
00003997800      2002      3L Rsk XL on WW ex/USA Fac Pty    0090    Intl Ppty Tty X/S Risk          Alea Group Holdings AG
------------------------------------------------------------------------------------------------------------------------------------
00002974700      2002         3L Rsk XL on WW Fac Pty        0090    Intl Ppty Tty X/S Risk     Mutuelle Centrale de Reassurance
------------------------------------------------------------------------------------------------------------------------------------
00003490000      2002         Back-Up Per-Risk CAT XL        0090    Intl Ppty Tty X/S Risk        Royal & SunAlliance Ins (PR)
------------------------------------------------------------------------------------------------------------------------------------
00003545700      2002       Bahamas (Fire Only) Risk XL      0090    Intl Ppty Tty X/S Risk     United Insurance Company Limited
------------------------------------------------------------------------------------------------------------------------------------
00003973100      2002       Bahamas (Fire Only) Risk XL      0090    Intl Ppty Tty X/S Risk     United Insurance Company Limited
------------------------------------------------------------------------------------------------------------------------------------
00002372600      2002        Dom. Ouvr. & Decennale XL       0090    Intl Ppty Tty X/S Risk                 SCOR Group
------------------------------------------------------------------------------------------------------------------------------------
00002347000      2002             Fire Per Risk XL           0090    Intl Ppty Tty X/S Risk   Barbados Fire & Commercial Insurance
                                                                                                            Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00002347100      2002             Fire Per Risk XL           0090    Intl Ppty Tty X/S Risk   Barbados Fire & Commercial Insurance
                                                                                                            Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00003976900      2002             Fire Per Risk XL           0090    Intl Ppty Tty X/S Risk   Barbados Fire & Commercial Insurance
                                                                                                            Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00003994500      2002             Fire Per Risk XL           0090    Intl Ppty Tty X/S Risk   Internacional de Seguros, El Salvador
------------------------------------------------------------------------------------------------------------------------------------
00003994600      2002             Fire Per Risk XL           0090    Intl Ppty Tty X/S Risk   Internacional de Seguros, El Salvador
------------------------------------------------------------------------------------------------------------------------------------
00003994700      2002             Fire Per Risk XL           0090    Intl Ppty Tty X/S Risk   Internacional de Seguros, El Salvador
------------------------------------------------------------------------------------------------------------------------------------
00004049300      2002             Fire Per Risk XL           0090    Intl Ppty Tty X/S Risk       Aseguradora Mundial, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00004049400      2002             Fire Per Risk XL           0090    Intl Ppty Tty X/S Risk       Aseguradora Mundial, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00004049500      2002             Fire Per Risk XL           0090    Intl Ppty Tty X/S Risk       Aseguradora Mundial, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00002373100      2002               Fire Risk XL             0090    Intl Ppty Tty X/S Risk  National General Insurance Corporation
------------------------------------------------------------------------------------------------------------------------------------
00003972900      2002               Fire Risk XL             0090    Intl Ppty Tty X/S Risk  National General Insurance Corporation
------------------------------------------------------------------------------------------------------------------------------------
00003993600      2002               Fire Risk XL             0090    Intl Ppty Tty X/S Risk        Summit Insurance Co. Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00003993700      2002               Fire Risk XL             0090    Intl Ppty Tty X/S Risk        Summit Insurance Co. Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00003993800      2002               Fire Risk XL             0090    Intl Ppty Tty X/S Risk        Summit Insurance Co. Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00003155300      2002      Long Term Fire Risk -3rd layer    0090    Intl Ppty Tty X/S Risk        Korean Reinsurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003666800      2002       Long Term Fire Risk XOL-2nd      0090    Intl Ppty Tty X/S Risk        Korean Reinsurance Company
------------------------------------------------------------------------------------------------------------------------------------
TN961787100      2002            Property Per Risk           0090    Intl Ppty Tty X/S Risk       INTEGRAND Assurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003619200      2002            Property Risk X/L           0090    Intl Ppty Tty X/S Risk    The Nisshin Fire & Marine Insurance
                                                                                                            Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00003490100      2002             Property Risk XL           0090    Intl Ppty Tty X/S Risk      Royal & SunAlliance Ins (PR)
------------------------------------------------------------------------------------------------------------------------------------
00003490200      2002             Property Risk XL           0090    Intl Ppty Tty X/S Risk      Royal & SunAlliance Ins (PR)
------------------------------------------------------------------------------------------------------------------------------------
00003884700      2002       Property Risk XOL-2nd layer      0090    Intl Ppty Tty X/S Risk           South China Ins Co
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration     Primary
 Contract #     Date         Date      Underwriter
----------------------------------------------------
00003976000   1-Jan-02    31-Dec-02       LYM      2
----------------------------------------------------
00002974500   1-Jan-02    31-Dec-02       LYM      2
----------------------------------------------------
00003849000   1-Jan-02    31-Dec-02       DMD      2
----------------------------------------------------
00003997800   1-Jan-02    31-Dec-02       LYM
----------------------------------------------------
00002974700   1-Jan-02    31-Dec-02       LYM      2
----------------------------------------------------
00003490000   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003545700   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003973100   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00002372600   1-Jan-02    31-Dec-02       LYM      2
----------------------------------------------------
00002347000   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00002347100   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003976900   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003994500   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003994600   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003994700   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00004049300   1-Apr-02    31-Mar-03       RSP
----------------------------------------------------
00004049400   1-Apr-02    31-Mar-03       RSP
----------------------------------------------------
00004049500   1-Apr-02    31-Mar-03       RSP
----------------------------------------------------
00002373100   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003972900   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003993600   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003993700   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003993800   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003155300   1-Apr-02    31-Mar-03       EYM      2
----------------------------------------------------
00003666800   1-Apr-02    31-Mar-03       EYM      2
----------------------------------------------------
TN961787100   1-Apr-02    31-Mar-03       RSP
----------------------------------------------------
00003619200   1-Apr-02    31-Mar-03       DMK      2
----------------------------------------------------
00003490100   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003490200   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003884700   1-Jan-02    31-Dec-02       EYM      2
----------------------------------------------------

                                     A-2-16

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00003972700      2002              S/Fall Risk XL            0090    Intl Ppty Tty X/S Risk           Seguros Triple-S Inc
------------------------------------------------------------------------------------------------------------------------------------
00003391200      2002           Umbrella Quota Share         0130        NA Cas Tty P/R            Agway Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
00003442300      2002           Umbrella Quota Share         0130        NA Cas Tty P/R             German Mutual Ins Co (OH)
------------------------------------------------------------------------------------------------------------------------------------
00003238600      2002       Sec B) 5 x 5 LESS THAN 10 D&O    0130        NA Cas Tty P/R               W. R. Berkley Group
------------------------------------------------------------------------------------------------------------------------------------
00003238700      2002       Sec C) 5 x 5 LESS THAN 10 All    0130        NA Cas Tty P/R               W. R. Berkley Group
                                     Other Pro
------------------------------------------------------------------------------------------------------------------------------------
00003238800      2002        Sec D) 10 x 10 All XS Prof      0130        NA Cas Tty P/R               W. R. Berkley Group
------------------------------------------------------------------------------------------------------------------------------------
00003429400      2002               Sec E) 2 x 3             0130        NA Cas Tty P/R               W. R. Berkley Group
------------------------------------------------------------------------------------------------------------------------------------
00003238500      2002            Sec. A) D&O 3 x 2           0130        NA Cas Tty P/R               W. R. Berkley Group
------------------------------------------------------------------------------------------------------------------------------------
00002300800      2002               Umbrella QS              0130        NA Cas Tty P/R            Wisconsin Reinsurance Corp.
------------------------------------------------------------------------------------------------------------------------------------
00003411900      2002             Prof. Liab. 3rd            0130        NA Cas Tty P/R                 XL Insurance Ltd
------------------------------------------------------------------------------------------------------------------------------------
00002551200      2002          Umb Occurrence Program        0130        NA Cas Tty P/R                 XL Insurance Ltd
------------------------------------------------------------------------------------------------------------------------------------
00003382100      2002           Var. Q.S. - 1st $50M         0130        NA Cas Tty P/R                 XL Insurance Ltd
------------------------------------------------------------------------------------------------------------------------------------
00001003100      2002               TOPRISK-Cas.             0130        NA Cas Tty P/R           Zurich American Ins Co of IL
------------------------------------------------------------------------------------------------------------------------------------
TC950570400      2002          LAYERED CASUALTY Q.S.         0130        NA Cas Tty P/R              NLC Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003595700      2002           Umbrella Quota Share         0130        NA Cas Tty P/R             Illinois Casualty Company
------------------------------------------------------------------------------------------------------------------------------------
00004100200      2002             CHUG prof. Liab            0130        NA Cas Tty P/R           Old Republic Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00002383900      2002           Umbrella Quota Share         0130        NA Cas Tty P/R           Zurich American Ins Co of IL
------------------------------------------------------------------------------------------------------------------------------------
00003243900      2002             1st Casualty XS            0130        NA Cas Tty P/R                    ACE Limted
------------------------------------------------------------------------------------------------------------------------------------
00001119801      2002         High Excess Quota Share        0130        NA Cas Tty P/R                    ACE Limted
------------------------------------------------------------------------------------------------------------------------------------
TC961396901      2002        Lead Casualty Quota Share       0130        NA Cas Tty P/R                    ACE Limted
------------------------------------------------------------------------------------------------------------------------------------
00003705500      2002           Second Umbrella XOL          0130        NA Cas Tty P/R                    ACE Limted
------------------------------------------------------------------------------------------------------------------------------------
TC950166700      2002                 E&O Q/S                0136     NA Cas Tty P/R LPIC       Lawyers' Professional Indemnity
------------------------------------------------------------------------------------------------------------------------------------
00003474100      2002         2nd Cat Excess One Year        0140        NA Cas Tty X/S             Federated Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP920211300      2002           2nd Prop Cat/ 3 year         0140        NA Cas Tty X/S             Federated Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003474200      2002         3rd Cat Excess One Year        0140        NA Cas Tty X/S             Federated Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP940428700      2002           3rd Prop Cat/ 3 year         0140        NA Cas Tty X/S             Federated Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003474000      2002        First Cat Excess One Year       0140        NA Cas Tty X/S             Federated Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP930327200      2002           First PropCat/3 year         0140        NA Cas Tty X/S             Federated Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003390900      2002       1st Casualty Excess of Loss      0140        NA Cas Tty X/S             Agway Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
00003391000      2002       2nd Casualty Excess of Loss      0140        NA Cas Tty X/S             Agway Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
00003790600      2002      APEX-Multi Line Excess of Loss    0140        NA Cas Tty X/S      American Safety Casualty Insurance Co.
------------------------------------------------------------------------------------------------------------------------------------
00004087100      2002                 2nd Agg.               0140        NA Cas Tty X/S        Associated Electric & Gas Insurance
                                                                                                     Services Limited (AEGIS)
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration     Primary
 Contract #     Date         Date      Underwriter
----------------------------------------------------
00003972700   1-Jan-02    31-Dec-02       RSP      2
----------------------------------------------------
00003391200   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003442300   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003238600   1-Jan-02    31-Dec-02      JYULG     2
----------------------------------------------------
00003238700   1-Jan-02    31-Dec-02      JYULG     2
----------------------------------------------------
00003238800   1-Jan-02    31-Dec-02      JYULG     2
----------------------------------------------------
00003429400   1-Jan-02    31-Dec-02      JYULG     2
----------------------------------------------------
00003238500   1-Jan-02    31-Dec-02      JYULG     2
----------------------------------------------------
00002300800   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003411900   1-Jan-02    31-Dec-02      JYULG     2
----------------------------------------------------
00002551200   1-Jan-02    31-Dec-02      JYULG     2
----------------------------------------------------
00003382100   1-Jan-02    31-Dec-02      JYULG     2
----------------------------------------------------
00001003100   1-Jan-02    31-Dec-02      JBEND     2
----------------------------------------------------
TC950570400   1-Apr-02    31-Mar-03      JBEND
----------------------------------------------------
00003595700   1-Apr-02    31-Mar-03      THEIN     2
----------------------------------------------------
00004100200   1-Apr-02    31-Mar-03      ASARI
----------------------------------------------------
00002383900   1-Apr-02    31-Mar-03      JBEND     2
----------------------------------------------------
00003243900   15-Apr-02   14-Apr-03      BENKO     2
----------------------------------------------------
00001119801   15-Apr-02   14-Apr-03      BENKO     2
----------------------------------------------------
TC961396901   15-Apr-02   14-Apr-03      BENKO
----------------------------------------------------
00003705500   15-Apr-02   14-Apr-03      BENKO     2
----------------------------------------------------
TC950166700   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00003474100   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
TP920211300   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
00003474200   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
TP940428700   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
00003474000   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
TP930327200   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
00003390900   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003391000   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003790600   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00004087100   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------

                                     A-2-17

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00003812500      2002       General Commercial Auto XOL      0140        NA Cas Tty X/S        Capital City Insurance Company, Inc.
------------------------------------------------------------------------------------------------------------------------------------
00003481300      2002           1st Workers Comp XOL         0140        NA Cas Tty X/S          Cumberland Mutual Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003794400      2002           2nd Workers Comp XOL         0140        NA Cas Tty X/S          Cumberland Mutual Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003970400      2002           3rd Workers Comp XOL         0140        NA Cas Tty X/S          Cumberland Mutual Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003842500      2002        Combination Excess of Loss      0140        NA Cas Tty X/S          Farmers and Merchants Mut Fire
------------------------------------------------------------------------------------------------------------------------------------
00003883000      2002       2nd Casualty Excess of Loss      0140        NA Cas Tty X/S         General Fire & Casualty Company
------------------------------------------------------------------------------------------------------------------------------------
00003442200      2002            1st Multi Line XOL          0140        NA Cas Tty X/S            German Mutual Ins Co (OH)
------------------------------------------------------------------------------------------------------------------------------------
00003470900      2002           1st Multiline Excess         0140        NA Cas Tty X/S             Illinois Casualty Company
------------------------------------------------------------------------------------------------------------------------------------
00003471000      2002           2nd Multiline Excess         0140        NA Cas Tty X/S             Illinois Casualty Company
------------------------------------------------------------------------------------------------------------------------------------
00003568700      2002             1ST Agg. Excess            0140        NA Cas Tty X/S      Lawyers Professional Indemnity Company
------------------------------------------------------------------------------------------------------------------------------------
00003568800      2002             2nd Agg. Excess            0140        NA Cas Tty X/S      Lawyers Professional Indemnity Company
------------------------------------------------------------------------------------------------------------------------------------
00003936000      2002                  1st WC                0140        NA Cas Tty X/S           Louisiana Workers' Comp Corp
------------------------------------------------------------------------------------------------------------------------------------
00003355500      2002      1st Casualty Per Occurrence XO    0140        NA Cas Tty X/S            National Grange Mutual Ins
------------------------------------------------------------------------------------------------------------------------------------
00003546900      2002      2nd Casualty Per occurrence XO    0140        NA Cas Tty X/S            National Grange Mutual Ins
------------------------------------------------------------------------------------------------------------------------------------
00003547000      2002      3rd Casuatly per Occurrence XO    0140        NA Cas Tty X/S            National Grange Mutual Ins
------------------------------------------------------------------------------------------------------------------------------------
TC970054000      2002            First Casualty xol          0140        NA Cas Tty X/S             Nationwide Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003831800      2002        Combination Excess of Loss      0140        NA Cas Tty X/S            Northern Mutual Ins Co (MI)
------------------------------------------------------------------------------------------------------------------------------------
00002930100      2002         Underlying Casualty XOL        0140        NA Cas Tty X/S            Pennsylvania Mfrs Assn Ins
------------------------------------------------------------------------------------------------------------------------------------
00003470700      2002         Workers Compensation XOL       0140        NA Cas Tty X/S         Realm National Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003488200      2002         United Educators Umb/XS        0140        NA Cas Tty X/S            United Educators Ins a RRRG
------------------------------------------------------------------------------------------------------------------------------------
00004034200      2002                 7 CL WC                0140        NA Cas Tty X/S           Utica National Ins Co of Texas
------------------------------------------------------------------------------------------------------------------------------------
00004015200      2002          1st Auto Aggregate XOL        0140        NA Cas Tty X/S             Wisconsin Reinsurance Corp.
------------------------------------------------------------------------------------------------------------------------------------
00002300600      2002            1st Multi-Line XOL          0140        NA Cas Tty X/S             Wisconsin Reinsurance Corp.
------------------------------------------------------------------------------------------------------------------------------------
00002300700      2002            2nd Multi-Line XOL          0140        NA Cas Tty X/S             Wisconsin Reinsurance Corp.
------------------------------------------------------------------------------------------------------------------------------------
00002360100      2002             3rd Casualty XOL           0140        NA Cas Tty X/S             Wisconsin Reinsurance Corp.
------------------------------------------------------------------------------------------------------------------------------------
00003411000      2002              Prof. Liab 2nd            0140        NA Cas Tty X/S                 XL Insurance Ltd
------------------------------------------------------------------------------------------------------------------------------------
00003188700      2002             Prof. Liab. 1st            0140        NA Cas Tty X/S                 XL Insurance Ltd
------------------------------------------------------------------------------------------------------------------------------------
00003817600      2002            TRAX - 1st Cas XOL          0140        NA Cas Tty X/S            National Interstate Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00002341900      2002            TRAX - 2nd Cas XOL          0140        NA Cas Tty X/S            National Interstate Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00002328800      2002          NCI - 1st Casualty XOL        0140        NA Cas Tty X/S           Zurich American Ins Co of IL
------------------------------------------------------------------------------------------------------------------------------------
TP000358100      2002          1st Prop Per Risk "XH"        0140        NA Cas Tty X/S             Crum and Forster Ins Co
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration     Primary
 Contract #     Date         Date      Underwriter
----------------------------------------------------
00003812500   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00003481300   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003794400   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003970400   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003842500   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00003883000   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00003442200   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003470900   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00003471000   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00003568700   1-Jan-02    31-Dec-02      MSMIL     2
----------------------------------------------------
00003568800   1-Jan-02    31-Dec-02      MSMIL     2
----------------------------------------------------
00003936000   1-Jan-02    31-Dec-02      MSMIL     2
----------------------------------------------------
00003355500   1-Jan-02    31-Dec-02      JBEND     2
----------------------------------------------------
00003546900   1-Jan-02    31-Dec-02      JBEND     2
----------------------------------------------------
00003547000   1-Jan-02    31-Dec-02      JBEND     2
----------------------------------------------------
TC970054000   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00003831800   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00002930100   1-Jan-02    31-Dec-02      TKELL     2
----------------------------------------------------
00003470700   1-Jan-02    31-Dec-02      JBEND     2
----------------------------------------------------
00003488200   1-Jan-02    31-Dec-02      TKELL     2
----------------------------------------------------
00004034200   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00004015200   1-Jan-02    31-Dec-02      SSCHU
----------------------------------------------------
00002300600   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00002300700   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00002360100   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003411000   1-Jan-02    31-Dec-02      JYULG     2
----------------------------------------------------
00003188700   1-Jan-02    31-Dec-02      JYULG     2
----------------------------------------------------
00003817600   1-Feb-02    31-Jan-03      THEIN     2
----------------------------------------------------
00002341900   1-Feb-02    31-Jan-03      THEIN     2
----------------------------------------------------
00002328800   1-Mar-02    28-Feb-03      THEIN     2
----------------------------------------------------
TP000358100   2-Mar-02     1-May-03      JRODD
----------------------------------------------------

                                     A-2-18

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00003609900      2002          1st PPA Liability XOL         0140        NA Cas Tty X/S           Cornerstone National Insurance
                                                                                                          Company, MO
------------------------------------------------------------------------------------------------------------------------------------
00003191900      2002                1st layer               0140        NA Cas Tty X/S           Design Professionals Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00002830200      2002         Traditional Trucking XOL       0140        NA Cas Tty X/S            National Interstate Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003408700      2002       Trucking Clash & Basket XOL      0140        NA Cas Tty X/S            National Interstate Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003408600      2002           Voyager Trucking XOL         0140        NA Cas Tty X/S            National Interstate Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003117200      2002           CHUG Prof Liab Prog          0140        NA Cas Tty X/S            Old Republic Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003191800      2002          CHUG Prof Liab Prog 2         0140        NA Cas Tty X/S            Old Republic Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003741800      2002          M/L HO & Auto Per Risk        0140        NA Cas Tty X/S        Fidelity National Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003764900      2002            4th Excess of Loss          0140        NA Cas Tty X/S        Security National Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TC853834900      2002                 2 WC CL                0147     NA Cas Tty X/S Clash           Federated Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TC890097300      2002                 3 WC CL                0147     NA Cas Tty X/S Clash           Federated Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003925600      2002                   3 CL                 0147     NA Cas Tty X/S Clash          Founders Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00004055200      2002                 5 CL WC                0147     NA Cas Tty X/S Clash        ACUITY A Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003391100      2002            3rd Casualty Clash          0147     NA Cas Tty X/S Clash           Agway Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
00004016800      2002                   4 WC                 0147     NA Cas Tty X/S Clash        Alaska National Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00004016900      2002                   5 WC                 0147     NA Cas Tty X/S Clash        Alaska National Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00000774100      2002      1st Cont XOL(formerly 2nd/4th)    0147     NA Cas Tty X/S Clash       American Family Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003892800      2002                   1 CL                 0147     NA Cas Tty X/S Clash        Arbella Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
M0000082600      2002                   3 CL                 0147     NA Cas Tty X/S Clash           Canal Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
M0000215300      2002                   4 CL                 0147     NA Cas Tty X/S Clash           Canal Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
M0000451700      2002                   5 CL                 0147     NA Cas Tty X/S Clash           Canal Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003789800      2002            2nd Casualty Clash          0147     NA Cas Tty X/S Clash         Center Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
M0000113200      2002                 1 WC CL                0147     NA Cas Tty X/S Clash        Central Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003839500      2002                 2 CL WC                0147     NA Cas Tty X/S Clash        Central Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003473800      2002                   1 CL                 0147     NA Cas Tty X/S Clash         Colonial Penn Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TC951734300      2002                   2 CL                 0147     NA Cas Tty X/S Clash         Colonial Penn Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003806100      2002            2nd Casualty Clash          0147     NA Cas Tty X/S Clash       Cumberland Mutual Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003018100      2002                 2 CL WC                0147     NA Cas Tty X/S Clash        Donegal Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
M0000046100      2002                 3 CL WC                0147     NA Cas Tty X/S Clash        Donegal Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
M0000260700      2002                 4 CL WC                0147     NA Cas Tty X/S Clash        Donegal Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
M0000274300      2002                   1 WC                 0147     NA Cas Tty X/S Clash         Electric Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003455900      2002            2nd Casualty Clash          0147     NA Cas Tty X/S Clash         Empire Fire & Marine Ins Co
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration     Primary
 Contract #     Date         Date      Underwriter
----------------------------------------------------
00003609900   1-Apr-02    31-Mar-03       KFRY     2
----------------------------------------------------
00003191900   1-Apr-02    31-Mar-03      ASARI     2
----------------------------------------------------
00002830200   1-Apr-02    31-Mar-03      THEIN     2
----------------------------------------------------
00003408700   1-Apr-02    31-Mar-03      THEIN     2
----------------------------------------------------
00003408600   1-Apr-02    31-Mar-03      THEIN     2
----------------------------------------------------
00003117200   1-Apr-02    31-Mar-03      ASARI     2
----------------------------------------------------
00003191800   2-Apr-02     1-Apr-03      ASARI     2
----------------------------------------------------
00003741800   1-May-02    30-Apr-03      JRODD     2
----------------------------------------------------
00003764900   1-May-02    30-Apr-03      BENKO     2
----------------------------------------------------
TC853834900   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
TC890097300   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00003925600   1-Jan-02    31-Dec-02      MSMIL     2
----------------------------------------------------
00004055200   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00003391100   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00004016800   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00004016900   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00000774100   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00003892800   1-Jan-02    31-Dec-02      MSMIL     2
----------------------------------------------------
M0000082600   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
M0000215300   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
M0000451700   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00003789800   1-Jan-02    31-Dec-02       KFRY
----------------------------------------------------
M0000113200   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00003839500   1-Jan-02    31-Dec-02      MSMIL     2
----------------------------------------------------
00003473800   1-Jan-02    31-Dec-02      MSMIL     2
----------------------------------------------------
TC951734300   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00003806100   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003018100   1-Jan-02    31-Dec-02      MSMIL     2
----------------------------------------------------
M0000046100   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
M0000260700   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
M0000274300   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00003455900   1-Jan-02    31-Dec-02      JGEAR     2
----------------------------------------------------

                                     A-2-19

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00003456800      2002                 3 CL WC                0147     NA Cas Tty X/S Clash        Employers Mutual Casualty Co
------------------------------------------------------------------------------------------------------------------------------------
00003457100      2002                 4 CL WC                0147     NA Cas Tty X/S Clash        Employers Mutual Casualty Co
------------------------------------------------------------------------------------------------------------------------------------
00003839100      2002                   1 WC                 0147     NA Cas Tty X/S Clash        Florida Workers' Compensation
------------------------------------------------------------------------------------------------------------------------------------
00003947700      2002                   2 WC                 0147     NA Cas Tty X/S Clash        Florida Workers' Compensation
------------------------------------------------------------------------------------------------------------------------------------
00002950800      2002          2nd Casualty Clash XOL        0147     NA Cas Tty X/S Clash         German Mutual Ins Co (OH)
------------------------------------------------------------------------------------------------------------------------------------
TC920063800      2002            Contingent & Clash          0147     NA Cas Tty X/S Clash        Harco National Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00001053600      2002            1st Casualty Clash          0147     NA Cas Tty X/S Clash        Horace Mann Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00001053900      2002            2nd Casualty Clash          0147     NA Cas Tty X/S Clash        Horace Mann Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00001054000      2002            3rd Casualty Clash          0147     NA Cas Tty X/S Clash        Horace Mann Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003471100      2002            3rd Casualty Clash          0147     NA Cas Tty X/S Clash          Illinois Casualty Company
------------------------------------------------------------------------------------------------------------------------------------
TC890495900      2002            4th CAS CLASH XOL           0147     NA Cas Tty X/S Clash          Iowa Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003968200      2002                  1st WC                0147     NA Cas Tty X/S Clash        Liberty Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TC000594401      2002              Clash - 1st XL            0147     NA Cas Tty X/S Clash        Liberty Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TC950116701      2002              Clash - 2nd XL            0147     NA Cas Tty X/S Clash        Liberty Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TC950116801      2002              Clash - 3rd XL            0147     NA Cas Tty X/S Clash        Liberty Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TC950117001      2002              Clash - 4th XL            0147     NA Cas Tty X/S Clash        Liberty Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003936000      2002                  1st WC                0147     NA Cas Tty X/S Clash        Louisiana Workers' Comp Corp
------------------------------------------------------------------------------------------------------------------------------------
00003690600      2002                   1 CL                 0147     NA Cas Tty X/S Clash         Lumbermens Undrtg Alliance
------------------------------------------------------------------------------------------------------------------------------------
00003690700      2002                   2 CL                 0147     NA Cas Tty X/S Clash         Lumbermens Undrtg Alliance
------------------------------------------------------------------------------------------------------------------------------------
M0000285400      2002                   2 CL                 0147     NA Cas Tty X/S Clash         Mercer Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003804100      2002          1st Casualty Clash XOL        0147     NA Cas Tty X/S Clash          Motorists Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003804200      2002          2nd Casualty Clash XOL        0147     NA Cas Tty X/S Clash          Motorists Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00004042300      2002                 2 CL WC                0147     NA Cas Tty X/S Clash         Mountain States Mutual Cas
------------------------------------------------------------------------------------------------------------------------------------
M0000392700      2002                 3 CL WC                0147     NA Cas Tty X/S Clash         Mountain States Mutual Cas
------------------------------------------------------------------------------------------------------------------------------------
M0000583300      2002                 2 CL WC                0147     NA Cas Tty X/S Clash          Nationwide Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
M0000583400      2002                 3 WC CL                0147     NA Cas Tty X/S Clash          Nationwide Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
M0000523700      2002                 4 WC CL                0147     NA Cas Tty X/S Clash          Nationwide Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
M0000359900      2002                 5 WC CL                0147     NA Cas Tty X/S Clash          Nationwide Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00002994000      2002                 6 WC CL                0147     NA Cas Tty X/S Clash          Nationwide Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TC942033200      2002                 3 WC CL                0147     NA Cas Tty X/S Clash        Norfolk & Dedham Mutual Fire.
------------------------------------------------------------------------------------------------------------------------------------
00004065400      2002                3rd WC CL               0147     NA Cas Tty X/S Clash          OneBeacon Insurance Group
------------------------------------------------------------------------------------------------------------------------------------
00004065200      2002                 4 CL WC                0147     NA Cas Tty X/S Clash          OneBeacon Insurance Group
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration     Primary
 Contract #     Date         Date      Underwriter
----------------------------------------------------
00003456800   1-Jan-02    31-Dec-02      MSMIL     2
----------------------------------------------------
00003457100   1-Jan-02    31-Dec-02      MSMIL     2
----------------------------------------------------
00003839100   1-Jan-02    31-Dec-02      MSMIL     2
----------------------------------------------------
00003947700   1-Jan-02    31-Dec-02      MSMIL     2
----------------------------------------------------
00002950800   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
TC920063800   1-Jan-02    31-Dec-02       KFRY
----------------------------------------------------
00001053600   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00001053900   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00001054000   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00003471100   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
TC890495900   1-Jan-02    31-Dec-02      SSCHU
----------------------------------------------------
00003968200   1-Jan-02    31-Dec-02      MSMIL     2
----------------------------------------------------
TC000594401   1-Jan-02    31-Dec-02      BENKO
----------------------------------------------------
TC950116701   1-Jan-02    31-Dec-02      BENKO
----------------------------------------------------
TC950116801   1-Jan-02    31-Dec-02      BENKO
----------------------------------------------------
TC950117001   1-Jan-02    31-Dec-02      BENKO
----------------------------------------------------
00003936000   1-Jan-02    31-Dec-02      MSMIL     2
----------------------------------------------------
00003690600   1-Jan-02    31-Dec-02      MSMIL     2
----------------------------------------------------
00003690700   1-Jan-02    31-Dec-02      MSMIL     2
----------------------------------------------------
M0000285400   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00003804100   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00003804200   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00004042300   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
M0000392700   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
M0000583300   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
M0000583400   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
M0000523700   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
M0000359900   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00002994000   1-Jan-02    31-Dec-02      MSMIL     2
----------------------------------------------------
TC942033200   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00004065400   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00004065200   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------

                                     A-2-20

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
M0000392400      2002                 3 CL WC                0147     NA Cas Tty X/S Clash       Penn Millers Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TC912396600      2002                 3 CL WC                0147     NA Cas Tty X/S Clash       Penn Millers Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
M0000492100      2002                 4 CL WC                0147     NA Cas Tty X/S Clash       Penn Millers Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
M0000574200      2002                 3 WC CL                0147     NA Cas Tty X/S Clash         Pennsylvania Mfrs Assn Ins
------------------------------------------------------------------------------------------------------------------------------------
M0000396900      2002                  4WC CL                0147     NA Cas Tty X/S Clash         Pennsylvania Mfrs Assn Ins
------------------------------------------------------------------------------------------------------------------------------------
TC920068300      2002                   1 WC                 0147     NA Cas Tty X/S Clash        Public Service Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TC922302600      2002                 3 CL WC                0147     NA Cas Tty X/S Clash       SECURA Insurance A Mutual Co
------------------------------------------------------------------------------------------------------------------------------------
00004033700      2002                  4 CLWC                0147     NA Cas Tty X/S Clash       SECURA Insurance A Mutual Co
------------------------------------------------------------------------------------------------------------------------------------
00000876500      2002                 3 WC CL                0147     NA Cas Tty X/S Clash       Sentry Insurance a Mutual Co
------------------------------------------------------------------------------------------------------------------------------------
00003371400      2002                 4 WC CL                0147     NA Cas Tty X/S Clash       Sentry Insurance a Mutual Co
------------------------------------------------------------------------------------------------------------------------------------
00003823400      2002            2nd Casualty Clash          0147     NA Cas Tty X/S Clash       Southern Farm Bureau Casualty
------------------------------------------------------------------------------------------------------------------------------------
TC932338300      2002                   3 CL                 0147     NA Cas Tty X/S Clash           TIG Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
M0000396200      2002                   4 CL                 0147     NA Cas Tty X/S Clash           TIG Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00004004200      2002                5th WC X/S              0147     NA Cas Tty X/S Clash           TIG Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TC870510300      2002                 2 CL WC                0147     NA Cas Tty X/S Clash       Utica National Ins Co of Texas
------------------------------------------------------------------------------------------------------------------------------------
TC864077100      2002                 3 CL WC                0147     NA Cas Tty X/S Clash       Utica National Ins Co of Texas
------------------------------------------------------------------------------------------------------------------------------------
TC890966700      2002                 4 CL WC                0147     NA Cas Tty X/S Clash       Utica National Ins Co of Texas
------------------------------------------------------------------------------------------------------------------------------------
M0000207800      2002                 5 CL WC                0147     NA Cas Tty X/S Clash       Utica National Ins Co of Texas
------------------------------------------------------------------------------------------------------------------------------------
00004034100      2002                 6 CL WC                0147     NA Cas Tty X/S Clash       Utica National Ins Co of Texas
------------------------------------------------------------------------------------------------------------------------------------
00004034200      2002                 7 CL WC                0147     NA Cas Tty X/S Clash       Utica National Ins Co of Texas
------------------------------------------------------------------------------------------------------------------------------------
M0000333800      2002                 3 WC CL                0147     NA Cas Tty X/S Clash         West Bend Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003786800      2002                 4 WC CL                0147     NA Cas Tty X/S Clash         West Bend Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00004003700      2002             2 WC Utah St Fd            0147     NA Cas Tty X/S Clash        Workers Compensation Fund
------------------------------------------------------------------------------------------------------------------------------------
00004003800      2002             3 WC Utah St Fd            0147     NA Cas Tty X/S Clash        Workers Compensation Fund
------------------------------------------------------------------------------------------------------------------------------------
M0000525600      2002                1ST WC X/S              0147     NA Cas Tty X/S Clash        Yasuda Fire & Marine of Amer
------------------------------------------------------------------------------------------------------------------------------------
M0000209200      2002                2ND WC X/S              0147     NA Cas Tty X/S Clash        Yasuda Fire & Marine of Amer
------------------------------------------------------------------------------------------------------------------------------------
00003612400      2002       2nd PPA Clash Excess of Loss     0147     NA Cas Tty X/S Clash       Cornerstone National Insurance
                                                                                                          Company, MO
------------------------------------------------------------------------------------------------------------------------------------
00003612500      2002       3rd PPA Clash Excess of Loss     0147     NA Cas Tty X/S Clash       Cornerstone National Insurance
                                                                                                          Company, MO
------------------------------------------------------------------------------------------------------------------------------------
00002468200      2002         2nd PPR & Casualty Clash       0147     NA Cas Tty X/S Clash        Miami Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00000886800      2002       Longhorn Agcy-Mobilehome Q/S     0010       NA Ppty Tty P/R        Ranchers & Farmers Mutual Insurance
------------------------------------------------------------------------------------------------------------------------------------
00004025300      2002       Loxley Property Quota Share      0010       NA Ppty Tty P/R           Scottsdale Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003587000      2002         Property Facultative QS        0010       NA Ppty Tty P/R               W. R. Berkley Group
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration     Primary
 Contract #     Date         Date      Underwriter
----------------------------------------------------
M0000392400   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
TC912396600   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
M0000492100   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
M0000574200   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
M0000396900   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
TC920068300   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
TC922302600   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00004033700   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00000876500   1-Jan-02    31-Dec-02      MSMIL     2
----------------------------------------------------
00003371400   1-Jan-02    31-Dec-02      MSMIL     2
----------------------------------------------------
00003823400   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
TC932338300   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
M0000396200   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00004004200   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
TC870510300   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
TC864077100   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
TC890966700   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
M0000207800   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00004034100   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00004034200   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
M0000333800   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00003786800   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00004003700   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00004003800   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
M0000525600   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
M0000209200   1-Jan-02    31-Dec-02      MSMIL
----------------------------------------------------
00003612400   1-Apr-02    31-Mar-03       KFRY     2
----------------------------------------------------
00003612500   1-Apr-02    31-Mar-03       KFRY     2
----------------------------------------------------
00002468200   1-Apr-02    31-Mar-03      THEIN     2
----------------------------------------------------
00000886800   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00004025300   1-Apr-02    31-Mar-03      DKINN
----------------------------------------------------
00003587000   1-Apr-02    31-Mar-03      JRODD     2
----------------------------------------------------

                                     A-2-21

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00003110300      2002           Property Quota Share         0010       NA Ppty Tty P/R             Houston Casualty Company
------------------------------------------------------------------------------------------------------------------------------------
00004155000      2002           6th Property Cat XOL         0031     NA Ppty Tty X/S Cat            Farmers Mutual of Salem
------------------------------------------------------------------------------------------------------------------------------------
00004133200      2002           4th Property Cat XOL         0031     NA Ppty Tty X/S Cat         First American Prop & Cas Ins
------------------------------------------------------------------------------------------------------------------------------------
00000224800      2002             3rd Catastrophe            0031     NA Ppty Tty X/S Cat          General Star Indemnity Co
------------------------------------------------------------------------------------------------------------------------------------
00004118300      2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat          General Star Indemnity Co
------------------------------------------------------------------------------------------------------------------------------------
00004118500      2002       4th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat          General Star Indemnity Co
------------------------------------------------------------------------------------------------------------------------------------
TP960876800      2002             2nd Catastrophe            0031     NA Ppty Tty X/S Cat          General Star Indemnity Co
------------------------------------------------------------------------------------------------------------------------------------
TP931060100      2002       2ND PROPERTY CATASTROPHE XOL     0031     NA Ppty Tty X/S Cat          Old Republic Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP931060300      2002       3RD PROPERTY CATASTROPHE XOL     0031     NA Ppty Tty X/S Cat          Old Republic Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP931060600      2002       4TH PROPERTY CATASTROPHE XOL     0031     NA Ppty Tty X/S Cat          Old Republic Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP950932700      2002       1ST PROPERTY CATASTROPHE XOL     0031     NA Ppty Tty X/S Cat          Old Republic Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP950908400      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         Prudential Prop & Cas Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP950908500      2002             3rd Catastrophe            0031     NA Ppty Tty X/S Cat         Prudential Prop & Cas Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003226900      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         Scottsdale Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003227000      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         Scottsdale Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00004103400      2002        First Property Catastrophe      0031     NA Ppty Tty X/S Cat         Scottsdale Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003722100      2002               2nd Per Risk             0030     NA Ppty Tty X/S Risk        Scottsdale Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00000043600      2002             2nd Catastrophe            0031     NA Ppty Tty X/S Cat         Harleysville Ins Co of NJ.
------------------------------------------------------------------------------------------------------------------------------------
00002558800      2002             3rd Catastrophe            0031     NA Ppty Tty X/S Cat         Harleysville Ins Co of NJ.
------------------------------------------------------------------------------------------------------------------------------------
TP950697800      2002             1st Catastrophe            0031     NA Ppty Tty X/S Cat         Harleysville Ins Co of NJ.
------------------------------------------------------------------------------------------------------------------------------------
00004124100      2002      B-6th Property Catastrophe XOL    0031     NA Ppty Tty X/S Cat       Germania Farm Mutual Ins Assn
------------------------------------------------------------------------------------------------------------------------------------
00004113900      2002        3rd Property Per Risk XOL       0030     NA Ppty Tty X/S Risk                 ACE Limted
------------------------------------------------------------------------------------------------------------------------------------
00004088700      2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat                  ACE Limted
------------------------------------------------------------------------------------------------------------------------------------
00004088800      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat                  ACE Limted
------------------------------------------------------------------------------------------------------------------------------------
00004089100      2002        2nd Property Per Risk XOL       0030     NA Ppty Tty X/S Risk                 ACE Limted
------------------------------------------------------------------------------------------------------------------------------------
00004089000      2002        1st Property Per Risk XOL       0030     NA Ppty Tty X/S Risk                 ACE Limted
------------------------------------------------------------------------------------------------------------------------------------
00000355201      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat        Companion Prop and Cas Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00001504300      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat        Companion Prop and Cas Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003566400      2002           Property Quota Share         0010       NA Ppty Tty P/R              NLC Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP912168300      2002             Property Surplus           0010       NA Ppty Tty P/R             First State Insurance Co
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration     Primary
 Contract #     Date         Date      Underwriter
----------------------------------------------------
00003110300   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
00004155000   1-Oct-02    30-Sep-03      KGOLD
----------------------------------------------------
00004133200   1-Aug-02    31-May-03      KGOLD     2
----------------------------------------------------
00000224800   1-Jul-02    30-Jun-03      KGOLD     2
----------------------------------------------------
00004118300   1-Jul-02    30-Jun-03      KGOLD     2
----------------------------------------------------
00004118500   1-Jul-02    30-Jun-03      KGOLD     2
----------------------------------------------------
TP960876800   1-Jul-02    30-Jun-03      KGOLD     2
----------------------------------------------------
TP931060100   1-Jul-02    30-Jun-03      KGOLD     2
----------------------------------------------------
TP931060300   1-Jul-02    30-Jun-03      KGOLD     2
----------------------------------------------------
TP931060600   1-Jul-02    30-Jun-03      KGOLD     2
----------------------------------------------------
TP950932700   1-Jul-02    30-Jun-03      KGOLD     2
----------------------------------------------------
TP950908400   1-Jul-02    30-Jun-03      KGOLD     2
----------------------------------------------------
TP950908500   1-Jul-02    30-Jun-03      KGOLD     2
----------------------------------------------------
00003226900   1-Jul-02    30-Jun-03      KGOLD     2
----------------------------------------------------
00003227000   1-Jul-02    30-Jun-03      KGOLD     2
----------------------------------------------------
00004103400   1-Jul-02    30-Jun-03      KGOLD     2
----------------------------------------------------
00003722100   1-Jul-02    30-Jun-03      KGOLD     2
----------------------------------------------------
00000043600   1-Jul-02    30-Jun-03      KGOLD     2
----------------------------------------------------
00002558800   1-Jul-02    30-Jun-03      KGOLD     2
----------------------------------------------------
TP950697800   1-Jul-02    30-Jun-03      KGOLD     2
----------------------------------------------------
00004124100   1-Jul-02    30-Jun-03      KGOLD     2
----------------------------------------------------
00004113900   1-Jul-02    30-Jun-03      KGOLD     2
----------------------------------------------------
00004088700   25-Jun-02   24-Jun-03      KGOLD     2
----------------------------------------------------
00004088800   25-Jun-02   24-Jun-03      KGOLD     2
----------------------------------------------------
00004089100   25-Jun-02   24-Jun-03      KGOLD     2
----------------------------------------------------
00004089000   24-Jun-02   23-Jun-03      KGOLD     2
----------------------------------------------------
00000355201   1-Jun-02    31-May-03      KGOLD     2
----------------------------------------------------
00001504300   1-Jun-02    31-May-03      KGOLD     2
----------------------------------------------------
00003566400   1-Apr-02    31-Mar-03      KGOLD     2
----------------------------------------------------
TP912168300   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------

                                     A-2-22

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
TP892081900      2002        PROPERTY SURPLUS AGREEMENT      0010       NA Ppty Tty P/R      Royal Insurance Company of America(USA)
------------------------------------------------------------------------------------------------------------------------------------
00003492800      2002          Rural Accounts Program        0010       NA Ppty Tty P/R            Erie Insurance Exchange.
------------------------------------------------------------------------------------------------------------------------------------
TP873227000      2002             US Property Q/S            0010       NA Ppty Tty P/R          Commonwealth Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TP940705500      2002             US Property Q/S            0010       NA Ppty Tty P/R          Commonwealth Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00002273900      2002          1st Agg Excess of Loss        0031     NA Ppty Tty X/S Cat         Wayne Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003975500      2002        1st Agg of Catastrophe XOL      0031     NA Ppty Tty X/S Cat         Midwest Family Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00004006300      2002       1st Aggregate Excess of Loss     0031     NA Ppty Tty X/S Cat         Farmers Mut Fire Assur of NJ
------------------------------------------------------------------------------------------------------------------------------------
00003971900      2002           1st Aggregate of Cat         0031     NA Ppty Tty X/S Cat           North Star Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003022900      2002            1st Aggregate XOL           0031     NA Ppty Tty X/S Cat         Barnstable County Mut Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003949600      2002            1st Aggregate XOL           0031     NA Ppty Tty X/S Cat          North Country Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003960300      2002            1st Aggregate XOL           0031     NA Ppty Tty X/S Cat      Woodville Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TP961533700      2002            1st Aggregate XOL           0031     NA Ppty Tty X/S Cat         Hurst Home Insurance Co Inc
------------------------------------------------------------------------------------------------------------------------------------
TP961562000      2002            1st Aggregate XOL           0031     NA Ppty Tty X/S Cat           Kentucky Growers Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP961586800      2002            1st Aggregate XOL           0031     NA Ppty Tty X/S Cat         Farmers Union Mutual Ins (MT)
------------------------------------------------------------------------------------------------------------------------------------
TP961588600      2002            1st Aggregate XOL           0031     NA Ppty Tty X/S Cat        Co-Operative Insurance Companies
------------------------------------------------------------------------------------------------------------------------------------
TP961589000      2002            1st Aggregate XOL           0031     NA Ppty Tty X/S Cat    Farmers Mutual Protective Assoc Of Tx
------------------------------------------------------------------------------------------------------------------------------------
TP961589800      2002            1st Aggregate XOL           0031     NA Ppty Tty X/S Cat        Farmers Mut Fire of Salem Cty
------------------------------------------------------------------------------------------------------------------------------------
TP961619300      2002            1st Aggregate XOL           0031     NA Ppty Tty X/S Cat             Barton County Mutual
------------------------------------------------------------------------------------------------------------------------------------
00004015200      2002          1st Auto Aggregate XOL        0031     NA Ppty Tty X/S Cat          Wisconsin Reinsurance Corp.
------------------------------------------------------------------------------------------------------------------------------------
TP950085000      2002          1st Canadian Prop Cat         0031     NA Ppty Tty X/S Cat        Commonwealth Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00002853600      2002                 1st Cat                0031     NA Ppty Tty X/S Cat         Liberty Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP883565000      2002          1st Cat (formerly 2nd)        0031     NA Ppty Tty X/S Cat          Ohio Casualty Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
M0000293100      2002            1ST Cat 2nd Event           0031     NA Ppty Tty X/S Cat          Indiana Farmers Mutual Ins
------------------------------------------------------------------------------------------------------------------------------------
M0000293100      2002            1ST Cat 2nd Event           0031     NA Ppty Tty X/S Cat          Indiana Farmers Mutual Ins
------------------------------------------------------------------------------------------------------------------------------------
00003437800      2002              1st Cat Excess            0031     NA Ppty Tty X/S Cat         Utica First Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
M0000542700      2002              1ST CAT EXCESS            0031     NA Ppty Tty X/S Cat           FCCI Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
M0000577100      2002              1ST CAT EXCESS            0031     NA Ppty Tty X/S Cat         Crusader Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
M0000577100      2002              1ST CAT EXCESS            0031     NA Ppty Tty X/S Cat         Crusader Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
M0000578100      2002              1ST CAT EXCESS            0031     NA Ppty Tty X/S Cat     Texas Windstorm Insurance Association
------------------------------------------------------------------------------------------------------------------------------------
M0000580000      2002              1ST CAT EXCESS            0031     NA Ppty Tty X/S Cat           Reinsurance Assn. Of Minn.
------------------------------------------------------------------------------------------------------------------------------------
M0000580000      2002              1ST CAT EXCESS            0031     NA Ppty Tty X/S Cat           Reinsurance Assn. Of Minn.
------------------------------------------------------------------------------------------------------------------------------------
M0000584900      2002              1ST CAT EXCESS            0031     NA Ppty Tty X/S Cat         Louisiana Fair & Coastal Plan
------------------------------------------------------------------------------------------------------------------------------------
00003472000      2002               1st Cat Xol              0031     NA Ppty Tty X/S Cat                  ACE Limted
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration     Primary
 Contract #     Date         Date      Underwriter
----------------------------------------------------
TP892081900   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
00003492800   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
TP873227000   1-Jan-02    31-Dec-02      JBARR
----------------------------------------------------
TP940705500   1-Jan-02    31-Dec-02      JBARR
----------------------------------------------------
00002273900   1-Jan-02    31-Dec-02      UPARK     2
----------------------------------------------------
00003975500   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00004006300   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
00003971900   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003022900   1-Jan-02    31-Dec-02      UPARK     2
----------------------------------------------------
00003949600   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
00003960300   1-Jan-02     1-Jan-03      KGOLD     2
----------------------------------------------------
TP961533700   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961562000   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961586800   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961588600   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961589000   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
TP961589800   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961619300   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
00004015200   1-Jan-02    31-Dec-02      SSCHU
----------------------------------------------------
TP950085000   1-Jan-02    31-Dec-02      JBARR
----------------------------------------------------
00002853600   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
TP883565000   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
M0000293100   1-Jan-02    31-Dec-02      JGEAR
----------------------------------------------------
M0000293100   1-Jan-02    31-Dec-02      SSCHU
----------------------------------------------------
00003437800   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
M0000542700   1-Apr-02    31-Mar-03      SZILI
----------------------------------------------------
M0000577100   1-Jan-02    31-Dec-02      JGEAR
----------------------------------------------------
M0000577100   1-Jan-02    31-Dec-02       KFRY
----------------------------------------------------
M0000578100   1-Jan-02    31-May-03      JRODD
----------------------------------------------------
M0000580000   1-Jan-02    31-Dec-02      JGEAR
----------------------------------------------------
M0000580000   1-Jan-02    31-Dec-02      THEIN
----------------------------------------------------
M0000584900   1-Jun-02    31-May-03      DKINN
----------------------------------------------------
00003472000   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------

                                     A-2-23

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
M0000576200      2002                1ST CAT XS              0031     NA Ppty Tty X/S Cat          California Casualty Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003010000      2002      1st Cat XS (formerly the 2nd)     0031     NA Ppty Tty X/S Cat         Cameron Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003010000      2002      1st Cat XS (formerly the 2nd)     0031     NA Ppty Tty X/S Cat         Cameron Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003082000      2002             1st Catastrophe            0031     NA Ppty Tty X/S Cat     The Wawanesa Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003976300      2002      1st Catastrophe Excess of Loss    0031     NA Ppty Tty X/S Cat                  ACE Limted
------------------------------------------------------------------------------------------------------------------------------------
00003900000      2002      1st Combo Cat / Aggregate XOL     0031     NA Ppty Tty X/S Cat         Farmers Mutual of Tennessee
------------------------------------------------------------------------------------------------------------------------------------
00003700200      2002         1st Excess Cat (Florida)       0031     NA Ppty Tty X/S Cat        Nationwide Insurance Co of FL
------------------------------------------------------------------------------------------------------------------------------------
TP961599200      2002          1st Property Aggr XOL         0031     NA Ppty Tty X/S Cat         Germania Farm Mutual Ins Assn
------------------------------------------------------------------------------------------------------------------------------------
00003442400      2002             1st Property Cat           0031     NA Ppty Tty X/S Cat           German Mutual Ins Co (OH)
------------------------------------------------------------------------------------------------------------------------------------
00001122400      2002       1st Property Cat (Canadian)      0031     NA Ppty Tty X/S Cat          Continental Casualty Company
------------------------------------------------------------------------------------------------------------------------------------
TP951820100      2002          1st Property Cat (US)         0031     NA Ppty Tty X/S Cat          Continental Casualty Company
------------------------------------------------------------------------------------------------------------------------------------
00000774300      2002         1st Property Cat Excess        0031     NA Ppty Tty X/S Cat           Frankenmuth Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00000670600      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat           Mercer Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00001504300      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat         Companion Prop and Cas Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00002227900      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat          Guilderland Reinsurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003064500      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat         Germania Farm Mutual Ins Assn
------------------------------------------------------------------------------------------------------------------------------------
TP000537500      2002           1st PROPERTY CAT XOL         0031     NA Ppty Tty X/S Cat               Chubb & Son, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TP961471300      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat        American Southern Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961490400      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat       Co-Operative Insurance Companies
------------------------------------------------------------------------------------------------------------------------------------
TP961499700      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat        Cumberland Mutual Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TP961500300      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat       Farmers Mutual Fire Association of
                                                                                                            New Jersey
------------------------------------------------------------------------------------------------------------------------------------
TP961500800      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat         Farmers Mut Fire of Salem Cty
------------------------------------------------------------------------------------------------------------------------------------
TP961506500      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat    Farmers Mutual Protective Assoc Of Tx
------------------------------------------------------------------------------------------------------------------------------------
TP961523100      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat         Farmers Union Mutual Ins (MT)
------------------------------------------------------------------------------------------------------------------------------------
TP961523200      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat        Fitchburg Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961523800      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat         Franklin Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961533600      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat          Hurst Home Insurance Co Inc
------------------------------------------------------------------------------------------------------------------------------------
TP961533900      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat           Kentucky Growers Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP961534600      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat          Lititz Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961540100      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat         Penn Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TP961544600      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat          Providence Mutual Fire Ins
------------------------------------------------------------------------------------------------------------------------------------
TP961585500      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat          Wayne Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP970248000      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat             Peninsula Ins Co
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date         Date      Underwriter
----------------------------------------------------
M0000576200   1-Jan-02    31-Dec-02      DKINN
----------------------------------------------------
00003010000   1-Jan-02    31-Dec-02      JGEAR     2
----------------------------------------------------
00003010000   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003082000   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00003976300   1-Jan-02     1-Jan-03      KGOLD     2
----------------------------------------------------
00003900000   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00003700200   1-Jun-02    31-May-03      DKINN     2
----------------------------------------------------
TP961599200   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
00003442400   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00001122400   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
TP951820100   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00000774300   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00000670600   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00001504300   1-Jun-02    31-May-03      KGOLD     2
----------------------------------------------------
00002227900   1-Jan-02    31-Dec-02      UPARK     2
----------------------------------------------------
00003064500   1-Jan-02    31-Dec-02      UPARK     2
----------------------------------------------------
TP000537500   1-Apr-02    31-Mar-03      SZILI
----------------------------------------------------
TP961471300   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961490400   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961499700   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------

----------------------------------------------------
TP961500300   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
TP961500800   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961506500   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
TP961523100   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961523200   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961523800   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961533600   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961533900   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961534600   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961540100   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
TP961544600   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP961585500   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP970248000   1-Apr-02    31-Mar-03      KGOLD
----------------------------------------------------

                                     A-2-24

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
TP970387601      2002           1st Property Cat XOL         0031     NA Ppty Tty X/S Cat          Barnstable County Mut Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP961600100      2002        1st Property Cat/Aggr XOL       0031     NA Ppty Tty X/S Cat         Priority One Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TP961600100      2002        1st Property Cat/Aggr XOL       0031     NA Ppty Tty X/S Cat         Priority One Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00002943700      2002         1st Property Catastrophe       0031     NA Ppty Tty X/S Cat         Southern Mutual Church Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003061800      2002         1st Property Catastrophe       0031     NA Ppty Tty X/S Cat          Everett Cash Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00000838100      2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat       Millers First Insurance Companies
------------------------------------------------------------------------------------------------------------------------------------
00000773400      2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat            Iowa Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00000859900      2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         Rockford Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00002315100      2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Columbia National Ins Co.
------------------------------------------------------------------------------------------------------------------------------------
00002342800      2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat        Millers Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00002893900      2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         SECURA Insurance A Mutual Co
------------------------------------------------------------------------------------------------------------------------------------
00002967600      2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Germania Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003141500      2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat        Exchange Insurance Company, TN
------------------------------------------------------------------------------------------------------------------------------------
00003438700      2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat          Austin Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003478500      2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat        Concord General Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003790000      2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         Center Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003920000      2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat          White Hall Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003925900      2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         Wisconsin Reinsurance Corp.
------------------------------------------------------------------------------------------------------------------------------------
00003940000      2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         New London County Mutual Ins
------------------------------------------------------------------------------------------------------------------------------------
00003950700      2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat      Wisconsin Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003951400      2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         Southern Farm Bureau Casualty
------------------------------------------------------------------------------------------------------------------------------------
00003956000      2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Acadia Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TP961747800      2002       1st Property Catastrophe XS      0031     NA Ppty Tty X/S Cat            Baldwin Mutual Ins. Co.
------------------------------------------------------------------------------------------------------------------------------------
00002274100      2002            2nd Aggregate XOL           0031     NA Ppty Tty X/S Cat         Farmers Mut Fire of Salem Cty
------------------------------------------------------------------------------------------------------------------------------------
00003955000      2002            2nd Aggregate XOL           0031     NA Ppty Tty X/S Cat    Allmerica Property & Casualty Insurance
------------------------------------------------------------------------------------------------------------------------------------
00003960400      2002            2nd Aggregate XOL           0031     NA Ppty Tty X/S Cat      Woodville Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00004072300      2002            2nd Aggregate XOL           0031     NA Ppty Tty X/S Cat          Wayne Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961533800      2002            2nd Aggregate XOL           0031     NA Ppty Tty X/S Cat         Hurst Home Insurance Co Inc
------------------------------------------------------------------------------------------------------------------------------------
TP961545800      2002            2nd Aggregate XOL           0031     NA Ppty Tty X/S Cat        Rockingham Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961587000      2002            2nd Aggregate XOL           0031     NA Ppty Tty X/S Cat         Farmers Union Mutual Ins (MT)
------------------------------------------------------------------------------------------------------------------------------------
TP961589100      2002            2nd Aggregate XOL           0031     NA Ppty Tty X/S Cat     Farmers Mutual Protective Assoc Of Tx
------------------------------------------------------------------------------------------------------------------------------------
TP961619400      2002            2nd Aggregate XOL           0031     NA Ppty Tty X/S Cat             Barton County Mutual
------------------------------------------------------------------------------------------------------------------------------------
TP960251300      2002          2nd Canadian Prop Cat         0031     NA Ppty Tty X/S Cat        Commonwealth Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00002853700      2002                 2nd Cat                0031     NA Ppty Tty X/S Cat         Liberty Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date         Date      Underwriter
----------------------------------------------------
TP970387601   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961600100   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
TP961600100   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
00002943700   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003061800   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
00000838100   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00000773400   1-Jan-02    31-Dec-02      SSCHU
----------------------------------------------------
00000859900   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00002315100   1-Jan-02    31-Dec-02      UPARK     2
----------------------------------------------------
00002342800   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
00002893900   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00002967600   1-Jan-02    31-Dec-02      SSCHU
----------------------------------------------------
00003141500   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003438700   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00003478500   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003790000   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00003920000   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
00003925900   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003940000   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
00003950700   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003951400   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
00003956000   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
TP961747800   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
00002274100   1-Jan-02    31-Dec-02      UPARK     2
----------------------------------------------------
00003955000   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
00003960400   1-Jan-02     1-Jan-03      KGOLD     2
----------------------------------------------------
00004072300   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
TP961533800   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961545800   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961587000   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961589100   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961619400   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP960251300   1-Jan-02    31-Dec-02      JBARR
----------------------------------------------------
00002853700   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------

                                     A-2-25

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00003955900      2002                 2nd Cat                0031     NA Ppty Tty X/S Cat                  ACE Group
------------------------------------------------------------------------------------------------------------------------------------
M0000286300      2002        2nd Cat - US excl Florida       0031     NA Ppty Tty X/S Cat        Metropolitan Prop & Cas Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP883565100      2002          2nd Cat (formerly 3rd)        0031     NA Ppty Tty X/S Cat          Ohio Casualty Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00000714100      2002              2nd Cat Excess            0031     NA Ppty Tty X/S Cat         Norfolk & Dedham Mutual Fire.
------------------------------------------------------------------------------------------------------------------------------------
00003041200      2002              2nd Cat Excess            0031     NA Ppty Tty X/S Cat     Texas Windstorm Insurance Association
------------------------------------------------------------------------------------------------------------------------------------
00003437900      2002              2nd Cat Excess            0031     NA Ppty Tty X/S Cat         Utica First Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003448700      2002              2nd Cat Excess            0031     NA Ppty Tty X/S Cat           Quincy Mutual Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------
M0000323200      2002              2ND CAT EXCESS            0031     NA Ppty Tty X/S Cat          Crusader Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
M0000323200      2002              2ND CAT EXCESS            0031     NA Ppty Tty X/S Cat          Crusader Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
M0000328500      2002              2ND CAT EXCESS            0031     NA Ppty Tty X/S Cat           SAFECO Ins Co of America
------------------------------------------------------------------------------------------------------------------------------------
M0000567300      2002              2ND CAT EXCESS            0031     NA Ppty Tty X/S Cat         Louisiana Fair & Coastal Plan
------------------------------------------------------------------------------------------------------------------------------------
M0000204300      2002       2nd CAT EXCESS (former 3rd)      0031     NA Ppty Tty X/S Cat          ACUITY A Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003474100      2002         2nd Cat Excess One Year        0031     NA Ppty Tty X/S Cat             Federated Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003483100      2002            2ND CAT MULTI YEAR          0031     NA Ppty Tty X/S Cat          Indiana Farmers Mutual Ins
------------------------------------------------------------------------------------------------------------------------------------
M0000248600      2002                2nd CAT XS              0031     NA Ppty Tty X/S Cat            Pekin Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
M0000248600      2002                2nd CAT XS              0031     NA Ppty Tty X/S Cat            Pekin Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
M0000312800      2002                2ND CAT XS              0031     NA Ppty Tty X/S Cat          California Casualty Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003010100      2002      2nd Cat XS (formerly 3rd Cat)     0031     NA Ppty Tty X/S Cat         Cameron Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003010100      2002      2nd Cat XS (formerly 3rd Cat)     0031     NA Ppty Tty X/S Cat         Cameron Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00002850300      2002             2nd Catastrophe            0031     NA Ppty Tty X/S Cat            RLI Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
00003988000      2002             2nd Catastrophe            0031     NA Ppty Tty X/S Cat     The Wawanesa Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003976400      2002      2nd Catastrophe Excess of Loss    0031     NA Ppty Tty X/S Cat                 ACE Limted
------------------------------------------------------------------------------------------------------------------------------------
TP970540700      2002            2nd Catastrophe XL          0031     NA Ppty Tty X/S Cat         Fireman's Fund Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003900100      2002      2nd Combo Cat / Aggregate XOL     0031     NA Ppty Tty X/S Cat         Farmers Mutual of Tennessee
------------------------------------------------------------------------------------------------------------------------------------
00003620700      2002              2nd Excess Cat            0031     NA Ppty Tty X/S Cat           FCCI Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003552100      2002            2nd Excess Cat XOL          0031     NA Ppty Tty X/S Cat         Westport Insurance Corporation
------------------------------------------------------------------------------------------------------------------------------------
TP902743100      2002          2nd Prop & Auto PD Cat        0031     NA Ppty Tty X/S Cat           Manitoba Public Ins Corp
------------------------------------------------------------------------------------------------------------------------------------
TP000419900      2002               2nd Prop CAT             0031     NA Ppty Tty X/S Cat           Ranger Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TP932570200      2002               2ND PROP CAT             0031     NA Ppty Tty X/S Cat         First Insurance Co of Hawaii
------------------------------------------------------------------------------------------------------------------------------------
00001122500      2002         2nd Prop Cat (Canadian)        0031     NA Ppty Tty X/S Cat          Continental Casualty Company
------------------------------------------------------------------------------------------------------------------------------------
00002267100      2002       2nd Prop Cat (formerly 3rd)      0031     NA Ppty Tty X/S Cat        Greater New York Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP920211300      2002           2nd Prop Cat/ 3 year         0031     NA Ppty Tty X/S Cat            Federated Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP853730700      2002       2nd Prop/APD/Greenhouse Cat      0031     NA Ppty Tty X/S Cat        Farm Mutual Reinsurance Plan
------------------------------------------------------------------------------------------------------------------------------------
TP961599300      2002          2nd Property Aggr XOL         0031     NA Ppty Tty X/S Cat        Germania Farm Mutual Ins Assn
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
00003955900   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
M0000286300   1-Jan-02    31-Dec-02      DKINN
----------------------------------------------------
TP883565100   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
00000714100   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
00003041200   1-Jan-02    31-May-03      JRODD     2
----------------------------------------------------
00003437900   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
00003448700   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
M0000323200   1-Jan-02    31-Dec-02      JGEAR
----------------------------------------------------
M0000323200   1-Jan-02    31-Dec-02       KFRY
----------------------------------------------------
M0000328500   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
M0000567300   1-Jun-02    31-May-03      DKINN
----------------------------------------------------
M0000204300   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
00003474100   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
00003483100   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
M0000248600   1-Jan-02    31-Dec-02      JGEAR
----------------------------------------------------
M0000248600   1-Jan-02    31-Dec-02       KFRY
----------------------------------------------------
M0000312800   1-Jan-02    31-Dec-02      DKINN
----------------------------------------------------
00003010100   1-Jan-02    31-Dec-02      JGEAR     2
----------------------------------------------------
00003010100   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00002850300   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00003988000   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00003976400   1-Jan-02     1-Jan-03      KGOLD     2
----------------------------------------------------
TP970540700   1-Apr-02    31-Mar-03      JRODD
----------------------------------------------------
00003900100   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00003620700   1-Apr-02    31-Mar-03      SZILI     2
----------------------------------------------------
00003552100   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
TP902743100   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
TP000419900   1-Jan-02    31-Dec-02      JBARR
----------------------------------------------------
TP932570200   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00001122500   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00002267100   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
TP920211300   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP853730700   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
TP961599300   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------

                                     A-2-26

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00000810800      2002             2nd Property Cat           0031     NA Ppty Tty X/S Cat          Mercer Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003442500      2002             2nd Property Cat           0031     NA Ppty Tty X/S Cat           German Mutual Ins Co (OH)
------------------------------------------------------------------------------------------------------------------------------------
TP951820200      2002          2nd Property Cat (US)         0031     NA Ppty Tty X/S Cat          Continental Casualty Company
------------------------------------------------------------------------------------------------------------------------------------
00000355201      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat         Companion Prop and Cas Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00002228000      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat          Guilderland Reinsurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003064600      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat         Germania Farm Mutual Ins Assn
------------------------------------------------------------------------------------------------------------------------------------
TP941401300      2002           2nd PROPERTY CAT XOL         0031     NA Ppty Tty X/S Cat               Chubb & Son, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TP961471400      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat        American Southern Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961490500      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat        Co-Operative Insurance Companies
------------------------------------------------------------------------------------------------------------------------------------
TP961499800      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat        Cumberland Mutual Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TP961500400      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat      Farmers Mutual Fire Association of
                                                                                                            New Jersey
------------------------------------------------------------------------------------------------------------------------------------
TP961500900      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat         Farmers Mut Fire of Salem Cty
------------------------------------------------------------------------------------------------------------------------------------
TP961523400      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat         Fitchburg Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961523900      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat          Franklin Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961534000      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat            Kentucky Growers Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP961534700      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat          Lititz Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961540300      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat         Penn Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TP961544700      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat           Providence Mutual Fire Ins
------------------------------------------------------------------------------------------------------------------------------------
TP961545500      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat         Rockingham Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961585600      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat          Wayne Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961721600      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat     Farmers Mutual Protective Assoc Of Tx
------------------------------------------------------------------------------------------------------------------------------------
TP970248200      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat             Peninsula Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP970387701      2002           2nd Property Cat XOL         0031     NA Ppty Tty X/S Cat         Barnstable County Mut Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00002943800      2002         2nd Property Catastrophe       0031     NA Ppty Tty X/S Cat         Southern Mutual Church Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003109800      2002         2nd Property Catastrophe       0031     NA Ppty Tty X/S Cat            Houston Casualty Company
------------------------------------------------------------------------------------------------------------------------------------
00003999200      2002         2nd Property Catastrophe       0031     NA Ppty Tty X/S Cat        Exchange Insurance Company, TN
------------------------------------------------------------------------------------------------------------------------------------
00000783300      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Iowa Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00000838200      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat       Millers First Insurance Companies
------------------------------------------------------------------------------------------------------------------------------------
00000845900      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat          Germania Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00000846700      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat          Frankenmuth Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00000860300      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         Rockford Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00001092300      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat          Selective Ins Co of America
------------------------------------------------------------------------------------------------------------------------------------
00002315200      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Columbia National Ins Co.
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------
              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
00000810800   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00003442500   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
TP951820200   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00000355201   1-Jun-02    31-May-03      KGOLD     2
----------------------------------------------------
00002228000   1-Jan-02    31-Dec-02      UPARK     2
----------------------------------------------------
00003064600   1-Jan-02    31-Dec-02      UPARK     2
----------------------------------------------------
TP941401300   1-Apr-02    31-Mar-03      SZILI
----------------------------------------------------
TP961471400   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961490500   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961499800   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------

----------------------------------------------------
TP961500400   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
TP961500900   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961523400   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961523900   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961534000   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961534700   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961540300   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
TP961544700   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP961545500   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961585600   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961721600   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
TP970248200   1-Apr-02    31-Mar-03      KGOLD
----------------------------------------------------
TP970387701   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
00002943800   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003109800   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
00003999200   1-Jan-02    31-Dec-02      SSCHU
----------------------------------------------------
00000783300   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00000838200   1-Jan-02    31-Dec-02      THEIN
----------------------------------------------------
00000845900   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00000846700   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00000860300   1-Jan-02    31-Dec-02      THEIN
----------------------------------------------------
00001092300   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
00002315200   1-Jan-02    31-Dec-02      UPARK     2
----------------------------------------------------

                                     A-2-27

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00002342900      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat        Millers Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003417800      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         Harco National Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003438800      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat          Austin Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003478600      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         Concord General Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003790100      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat          Center Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003793100      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Kentucky National Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003926600      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Wisconsin Reinsurance Corp.
------------------------------------------------------------------------------------------------------------------------------------
00003950800      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat       Wisconsin Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003956100      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Acadia Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00004038000      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat          Coregis Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TP932624400      2002       2ND PROPERTY CATASTROPHE XOL     0031     NA Ppty Tty X/S Cat          Everett Cash Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP961747900      2002       2nd Property Catastrophe XS      0031     NA Ppty Tty X/S Cat            Baldwin Mutual Ins. Co.
------------------------------------------------------------------------------------------------------------------------------------
TP960251400      2002             2nd US Prop Cat            0031     NA Ppty Tty X/S Cat         Commonwealth Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003955100      2002            3rd Aggregate XOL           0031     NA Ppty Tty X/S Cat    Allmerica Property & Casualty Insurance
------------------------------------------------------------------------------------------------------------------------------------
TP961587200      2002            3rd Aggregate XOL           0031     NA Ppty Tty X/S Cat         Farmers Union Mutual Ins (MT)
------------------------------------------------------------------------------------------------------------------------------------
TP961599000      2002            3rd Aggregate XOL           0031     NA Ppty Tty X/S Cat        Rockingham Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961619500      2002            3rd Aggregate XOL           0031     NA Ppty Tty X/S Cat               Barton County Mutual
------------------------------------------------------------------------------------------------------------------------------------
TP960288300      2002          3rd Canadian Prop Cat         0031     NA Ppty Tty X/S Cat         Commonwealth Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TP910314000      2002          3rd Cat (formerly 4th)        0031     NA Ppty Tty X/S Cat          Ohio Casualty Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
M0000021100      2002              3RD CAT EXCESS            0031     NA Ppty Tty X/S Cat          Selective Ins Co of America
------------------------------------------------------------------------------------------------------------------------------------
M0000237800      2002              3RD CAT EXCESS            0031     NA Ppty Tty X/S Cat           Quincy Mutual Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------
M0000460600      2002              3RD CAT EXCESS            0031     NA Ppty Tty X/S Cat           SAFECO Ins Co of America
------------------------------------------------------------------------------------------------------------------------------------
M0000567500      2002              3rd CAT EXCESS            0031     NA Ppty Tty X/S Cat         Louisiana Fair & Coastal Plan
------------------------------------------------------------------------------------------------------------------------------------
M0000291200      2002       3rd CAT EXCESS (former 4th)      0031     NA Ppty Tty X/S Cat         ACUITY A Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003474200      2002         3rd Cat Excess One Year        0031     NA Ppty Tty X/S Cat            Federated Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
M0000394100      2002            3RD CAT MULTI YEAR          0031     NA Ppty Tty X/S Cat          Indiana Farmers Mutual Ins
------------------------------------------------------------------------------------------------------------------------------------
M0000248700      2002                3rd CAT XS              0031     NA Ppty Tty X/S Cat            Pekin Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
M0000248700      2002                3rd CAT XS              0031     NA Ppty Tty X/S Cat            Pekin Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003010200      2002      3rd Cat XS (formerly 4th cat)     0031     NA Ppty Tty X/S Cat         Cameron Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003010200      2002      3rd Cat XS (formerly 4th cat)     0031     NA Ppty Tty X/S Cat         Cameron Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP930334700      2002            3rd Cat/Risk (CN)           0031     NA Ppty Tty X/S Cat          Trumbull Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TP000462000      2002            3rd Cat/Risk (US)           0031     NA Ppty Tty X/S Cat          Trumbull Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00002850400      2002             3rd Catastrophe            0031     NA Ppty Tty X/S Cat            RLI Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
00002342900   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
00003417800   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00003438800   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00003478600   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003790100   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00003793100   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00003926600   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003950800   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003956100   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
00004038000   1-Apr-02    31-Mar-03      KGOLD
----------------------------------------------------
TP932624400   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP961747900   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP960251400   1-Jan-02    31-Dec-02      JBARR
----------------------------------------------------
00003955100   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
TP961587200   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961599000   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961619500   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP960288300   1-Jan-02    31-Dec-02      JBARR
----------------------------------------------------
TP910314000   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
M0000021100   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
M0000237800   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
M0000460600   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
M0000567500   1-Jun-02    31-May-03      DKINN
----------------------------------------------------
M0000291200   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
00003474200   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
M0000394100   1-Jan-02    31-Dec-02      THEIN
----------------------------------------------------
M0000248700   1-Jan-02    31-Dec-02      JGEAR
----------------------------------------------------
M0000248700   1-Jan-02    31-Dec-02       KFRY
----------------------------------------------------
00003010200   1-Jan-02    31-Dec-02      JGEAR     2
----------------------------------------------------
00003010200   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
TP930334700   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
TP000462000   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00002850400   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------

                                     A-2-28

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
TP930146500      2002             3rd Catastrophe            0031     NA Ppty Tty X/S Cat           First State Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP942018700      2002             3rd Catastrophe            0031     NA Ppty Tty X/S Cat             Westchester Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP960249100      2002             3rd Catastrophe            0031     NA Ppty Tty X/S Cat     The Wawanesa Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00004026000      2002          3rd Catastrophe Excess        0031     NA Ppty Tty X/S Cat           FCCI Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003976500      2002      3rd Catastrophe Excess of Loss    0031     NA Ppty Tty X/S Cat                 ACE Limted
------------------------------------------------------------------------------------------------------------------------------------
TP970540800      2002            3rd Catastrophe XL          0031     NA Ppty Tty X/S Cat          Fireman's Fund Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003900200      2002      3rd Combo Cat / Aggregate XOL     0031     NA Ppty Tty X/S Cat          Farmers Mutual of Tennessee
------------------------------------------------------------------------------------------------------------------------------------
TP930058800      2002          3rd Prop & Auto PD Cat        0031     NA Ppty Tty X/S Cat            Manitoba Public Ins Corp
------------------------------------------------------------------------------------------------------------------------------------
TP000460400      2002               3rd Prop CAT             0031     NA Ppty Tty X/S Cat            Ranger Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TP961774800      2002               3RD PROP CAT             0031     NA Ppty Tty X/S Cat         First Insurance Co of Hawaii
------------------------------------------------------------------------------------------------------------------------------------
TP930037600      2002       3rd Prop Cat (formerly 5th)      0031     NA Ppty Tty X/S Cat        Greater New York Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP940428700      2002           3rd Prop Cat/ 3 year         0031     NA Ppty Tty X/S Cat            Federated Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP870053900      2002       3rd Prop/APD/Greenhouse Cat      0031     NA Ppty Tty X/S Cat         Farm Mutual Reinsurance Plan
------------------------------------------------------------------------------------------------------------------------------------
TP961755100      2002           3rd Propert Cat XOL          0031     NA Ppty Tty X/S Cat          Northern Neck Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00002913500      2002             3rd Property Cat           0031     NA Ppty Tty X/S Cat          Mercer Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003058200      2002             3rd Property Cat           0031     NA Ppty Tty X/S Cat         Penn Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003442600      2002             3rd Property Cat           0031     NA Ppty Tty X/S Cat            German Mutual Ins Co (OH)
------------------------------------------------------------------------------------------------------------------------------------
00001124100      2002       3rd Property Cat (Canadian)      0031     NA Ppty Tty X/S Cat          Continental Casualty Company
------------------------------------------------------------------------------------------------------------------------------------
TP951820300      2002          3rd Property Cat (US)         0031     NA Ppty Tty X/S Cat          Continental Casualty Company
------------------------------------------------------------------------------------------------------------------------------------
00002228100      2002           3rd Property Cat XOL         0031     NA Ppty Tty X/S Cat          Guilderland Reinsurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003064700      2002           3rd Property Cat XOL         0031     NA Ppty Tty X/S Cat         Germania Farm Mutual Ins Assn
------------------------------------------------------------------------------------------------------------------------------------
TP960681300      2002           3rd PROPERTY CAT XOL         0031     NA Ppty Tty X/S Cat              Chubb & Son, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TP961471500      2002           3rd Property Cat XOL         0031     NA Ppty Tty X/S Cat        American Southern Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961490600      2002           3rd Property Cat XOL         0031     NA Ppty Tty X/S Cat       Co-Operative Insurance Companies
------------------------------------------------------------------------------------------------------------------------------------
TP961499900      2002           3rd Property Cat XOL         0031     NA Ppty Tty X/S Cat         Cumberland Mutual Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TP961500600      2002           3rd Property Cat XOL         0031     NA Ppty Tty X/S Cat      Farmers Mutual Fire Association of
                                                                                                           New Jersey
------------------------------------------------------------------------------------------------------------------------------------
TP961501000      2002           3rd Property Cat XOL         0031     NA Ppty Tty X/S Cat         Farmers Mut Fire of Salem Cty
------------------------------------------------------------------------------------------------------------------------------------
TP961507100      2002           3rd Property Cat XOL         0031     NA Ppty Tty X/S Cat     Farmers Mutual Protective Assoc Of Tx
------------------------------------------------------------------------------------------------------------------------------------
TP961523500      2002           3rd Property Cat XOL         0031     NA Ppty Tty X/S Cat         Fitchburg Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961524000      2002           3rd Property Cat XOL         0031     NA Ppty Tty X/S Cat          Franklin Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961534100      2002           3rd Property Cat XOL         0031     NA Ppty Tty X/S Cat             Kentucky Growers Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP961544800      2002           3rd Property Cat XOL         0031     NA Ppty Tty X/S Cat           Providence Mutual Fire Ins
------------------------------------------------------------------------------------------------------------------------------------
TP961545400      2002           3rd Property Cat XOL         0031     NA Ppty Tty X/S Cat        Rockingham Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
TP930146500   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
TP942018700   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
TP960249100   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00004026000   1-Apr-02    31-Mar-03      SZILI
----------------------------------------------------
00003976500   1-Jan-02     1-Jan-03      KGOLD     2
----------------------------------------------------
TP970540800   1-Apr-02    31-Mar-03      JRODD
----------------------------------------------------
00003900200   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
TP930058800   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
TP000460400   1-Jan-02    31-Dec-02      JBARR
----------------------------------------------------
TP961774800   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
TP930037600   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP940428700   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP870053900   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
TP961755100   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
00002913500   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00003058200   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
00003442600   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00001124100   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
TP951820300   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00002228100   1-Jan-02    31-Dec-02      UPARK     2
----------------------------------------------------
00003064700   1-Jan-02    31-Dec-02      UPARK     2
----------------------------------------------------
TP960681300   1-Apr-02    31-Mar-03      SZILI
----------------------------------------------------
TP961471500   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961490600   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961499900   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------

----------------------------------------------------
TP961500600   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
TP961501000   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961507100   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
TP961523500   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961524000   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961534100   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961544800   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP961545400   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------

                                     A-2-29

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
TP970248300      2002           3rd Property Cat XOL         0031     NA Ppty Tty X/S Cat             Peninsula Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP970387801      2002           3rd Property Cat XOL         0031     NA Ppty Tty X/S Cat         Barnstable County Mut Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003478700      2002       3rd Property Catastrohpe XOL     0031     NA Ppty Tty X/S Cat        Concord General Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00002943900      2002         3rd Property Catastrophe       0031     NA Ppty Tty X/S Cat        Southern Mutual Church Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003855500      2002         3rd Property Catastrophe       0031     NA Ppty Tty X/S Cat           Balboa Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003970500      2002         3rd Property Catastrophe       0031     NA Ppty Tty X/S Cat          Wisconsin Reinsurance Corp.
------------------------------------------------------------------------------------------------------------------------------------
TP881625301      2002      3RD PROPERTY CATASTROPHE EXCES    0031     NA Ppty Tty X/S Cat         Royal & SunAlliance USA, Inc.
------------------------------------------------------------------------------------------------------------------------------------
00000838400      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat       Millers First Insurance Companies
------------------------------------------------------------------------------------------------------------------------------------
00000846000      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat          Germania Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00000846900      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat          Frankenmuth Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00000860000      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         Rockford Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00002315300      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat          Columbia National Ins Co.
------------------------------------------------------------------------------------------------------------------------------------
00002319100      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat            Baldwin Mutual Ins. Co.
------------------------------------------------------------------------------------------------------------------------------------
00002940900      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat          Alfa Insurance Corporation
------------------------------------------------------------------------------------------------------------------------------------
00002988900      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Iowa Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003393700      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Grange Mutual Ins Co (OR)
------------------------------------------------------------------------------------------------------------------------------------
00003417900      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat          Harco National Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003438900      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Austin Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003790200      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Center Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003793200      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat            Kentucky National Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003875500      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         Farm Bureau Mutual Ins of MI
------------------------------------------------------------------------------------------------------------------------------------
00003906300      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat        Universal Underwriters Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003950900      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat       Wisconsin Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003956200      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Acadia Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003960100      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat        Sheboygan Falls Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00004038100      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Coregis Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00004113300      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat          Usaa Casualty Ins. Co.
------------------------------------------------------------------------------------------------------------------------------------
TP932624500      2002       3RD PROPERTY CATASTROPHE XOL     0031     NA Ppty Tty X/S Cat         Everett Cash Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP960282400      2002             3rd US Prop Cat            0031     NA Ppty Tty X/S Cat        Commonwealth Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TP951480600      2002          4th Cat (formerly 5th)        0031     NA Ppty Tty X/S Cat           Ohio Casualty Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00004083500      2002              4TH CAT EXCESS            0031     NA Ppty Tty X/S Cat          Royal & SunAlliance USA, Inc.
------------------------------------------------------------------------------------------------------------------------------------
M0000013500      2002              4TH CAT EXCESS            0031     NA Ppty Tty X/S Cat            Cincinnati Insurance Co
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
TP970248300   1-Apr-02    31-Mar-03      KGOLD
----------------------------------------------------
TP970387801   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
00003478700   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00002943900   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003855500   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00003970500   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
TP881625301   1-May-02    30-Apr-03      SZILI
----------------------------------------------------
00000838400   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00000846000   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00000846900   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00000860000   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00002315300   1-Jan-02    31-Dec-02      UPARK     2
----------------------------------------------------
00002319100   1-Jan-02    31-Dec-02      UPARK     2
----------------------------------------------------
00002940900   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
00002988900   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003393700   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
00003417900   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00003438900   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00003790200   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00003793200   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00003875500   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00003906300   1-Jan-02    31-Dec-02      JBARR
----------------------------------------------------
00003950900   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003956200   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
00003960100   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00004038100   1-Apr-02    31-Mar-03      KGOLD
----------------------------------------------------
00004113300   1-Jun-02    31-May-03      DKINN
----------------------------------------------------
TP932624500   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP960282400   1-Jan-02    31-Dec-02      JBARR
----------------------------------------------------
TP951480600   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
00004083500   1-May-02    30-Apr-03      SZILI
----------------------------------------------------
M0000013500   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------

                                     A-2-30

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
M0000282500      2002              4TH CAT EXCESS            0031     NA Ppty Tty X/S Cat           Quincy Mutual Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------
M0000522500      2002              4TH CAT EXCESS            0031     NA Ppty Tty X/S Cat            SAFECO Ins Co of America
------------------------------------------------------------------------------------------------------------------------------------
M0000574300      2002              4th Cat Excess            0031     NA Ppty Tty X/S Cat         Safety Indemnity Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
M0000500100      2002       4th CAT EXCESS-formerly 5th      0031     NA Ppty Tty X/S Cat          Selective Ins Co of America
------------------------------------------------------------------------------------------------------------------------------------
M0000223500      2002            4TH CAT MULTI YEAR          0031     NA Ppty Tty X/S Cat           Indiana Farmers Mutual Ins
------------------------------------------------------------------------------------------------------------------------------------
00002905100      2002                4th CAT XS              0031     NA Ppty Tty X/S Cat           National Grange Mutual Ins
------------------------------------------------------------------------------------------------------------------------------------
00002338600      2002             4th Catastrophe            0031     NA Ppty Tty X/S Cat            First State Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00002348000      2002             4th Catastrophe            0031     NA Ppty Tty X/S Cat            OneBeacon Insurance Group
------------------------------------------------------------------------------------------------------------------------------------
00002990300      2002             4th Catastrophe            0031     NA Ppty Tty X/S Cat               W. R. Berkley Group
------------------------------------------------------------------------------------------------------------------------------------
00003960500      2002             4th Catastrophe            0031     NA Ppty Tty X/S Cat                ING Canada Group
------------------------------------------------------------------------------------------------------------------------------------
TP960249200      2002             4th Catastrophe            0031     NA Ppty Tty X/S Cat     The Wawanesa Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TP970049900      2002             4th Catastrophe            0031     NA Ppty Tty X/S Cat           Westchester Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00000582100      2002               4TH PROP CAT             0031     NA Ppty Tty X/S Cat         First Insurance Co of Hawaii
------------------------------------------------------------------------------------------------------------------------------------
00003064800      2002           4th Property Ca XOL          0031     NA Ppty Tty X/S Cat         Germania Farm Mutual Ins Assn
------------------------------------------------------------------------------------------------------------------------------------
00002913600      2002             4th Property Cat           0031     NA Ppty Tty X/S Cat         Mercer Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00000738400      2002           4th Property Cat XOL         0031     NA Ppty Tty X/S Cat        Rockingham Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
00001010600      2002           4th Property Cat XOL         0031     NA Ppty Tty X/S Cat      Farmers Mutual Fire Association of
                                                                                                           New Jersey
------------------------------------------------------------------------------------------------------------------------------------
TP922226500      2002           4th Property Cat XOL         0031     NA Ppty Tty X/S Cat          Northern Neck Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961471600      2002           4th Property Cat XOL         0031     NA Ppty Tty X/S Cat         American Southern Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961490700      2002           4th Property Cat XOL         0031     NA Ppty Tty X/S Cat        Co-Operative Insurance Companies
------------------------------------------------------------------------------------------------------------------------------------
TP961500000      2002           4th Property Cat XOL         0031     NA Ppty Tty X/S Cat         Cumberland Mutual Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP961501100      2002           4th Property Cat XOL         0031     NA Ppty Tty X/S Cat         Farmers Mut Fire of Salem Cty
------------------------------------------------------------------------------------------------------------------------------------
TP961523000      2002           4th Property Cat XOL         0031     NA Ppty Tty X/S Cat     Farmers Mutual Protective Assoc Of Tx
------------------------------------------------------------------------------------------------------------------------------------
TP961523600      2002           4th Property Cat XOL         0031     NA Ppty Tty X/S Cat         Fitchburg Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961524100      2002           4th Property Cat XOL         0031     NA Ppty Tty X/S Cat          Franklin Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961524100      2002           4th Property Cat XOL         0031     NA Ppty Tty X/S Cat          Franklin Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961534200      2002           4th Property Cat XOL         0031     NA Ppty Tty X/S Cat            Kentucky Growers Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP961544900      2002           4th Property Cat XOL         0031     NA Ppty Tty X/S Cat           Providence Mutual Fire Ins
------------------------------------------------------------------------------------------------------------------------------------
TP970387901      2002           4th Property Cat XOL         0031     NA Ppty Tty X/S Cat          Barnstable County Mut Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00002944000      2002         4th Property Catastrophe       0031     NA Ppty Tty X/S Cat         Southern Mutual Church Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003062400      2002         4th Property Catastrophe       0031     NA Ppty Tty X/S Cat          Everett Cash Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00000846300      2002       4th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Germania Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00000860200      2002       4th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         Rockford Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
M0000282500   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
M0000522500   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
M0000574300   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
M0000500100   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
M0000223500   1-Jan-02    31-Dec-02      SSCHU
----------------------------------------------------
00002905100   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
00002338600   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00002348000   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00002990300   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00003960500   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
TP960249200   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
TP970049900   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00000582100   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00003064800   1-Jan-02    31-Dec-02      UPARK     2
----------------------------------------------------
00002913600   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00000738400   1-Jan-02    31-Dec-02      UPARK     2
----------------------------------------------------

----------------------------------------------------
00001010600   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
TP922226500   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
TP961471600   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961490700   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961500000   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
TP961501100   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961523000   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
TP961523600   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961524100   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
TP961524100   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961534200   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
TP961544900   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP970387901   1-Jan-02    31-Dec-02      UPARK
----------------------------------------------------
00002944000   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003062400   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
00000846300   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00000860200   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------

                                     A-2-31

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00002315400      2002       4th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Columbia National Ins Co.
------------------------------------------------------------------------------------------------------------------------------------
00003125000      2002       4th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Frankenmuth Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003420000      2002       4th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         SECURA Insurance A Mutual Co
------------------------------------------------------------------------------------------------------------------------------------
00003793300      2002       4th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Kentucky National Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003866200      2002       4th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         Empire Fire & Marine Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003875600      2002       4th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         Farm Bureau Mutual Ins of MI
------------------------------------------------------------------------------------------------------------------------------------
00003906500      2002       4th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         Universal Underwriters Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003956300      2002       4th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Acadia Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003960600      2002       4th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Farmers Mutual of Tennessee
------------------------------------------------------------------------------------------------------------------------------------
M0000505900      2002       4th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat             Amer Nat Prop & Cas Co
------------------------------------------------------------------------------------------------------------------------------------
00003037100      2002              5th Cat Excess            0031     NA Ppty Tty X/S Cat         Safety Indemnity Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003448600      2002              5th Cat Excess            0031     NA Ppty Tty X/S Cat           Quincy Mutual Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------
M0000272600      2002              5TH CAT EXCESS            0031     NA Ppty Tty X/S Cat            Cincinnati Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
M0000272600      2002              5TH CAT EXCESS            0031     NA Ppty Tty X/S Cat            Cincinnati Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003999600      2002               5th Cat Xol              0031     NA Ppty Tty X/S Cat         Germania Farm Mutual Ins Assn
------------------------------------------------------------------------------------------------------------------------------------
00001037700      2002             5th Catastrophe            0031     NA Ppty Tty X/S Cat          Public Service Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00002348200      2002             5th Catastrophe            0031     NA Ppty Tty X/S Cat            OneBeacon Insurance Group
------------------------------------------------------------------------------------------------------------------------------------
00003531600      2002             5th Catastrophe            0031     NA Ppty Tty X/S Cat               ING Canada Group
------------------------------------------------------------------------------------------------------------------------------------
00000951100      2002           5th Property Cat XOL         0031     NA Ppty Tty X/S Cat         Farmers Mut Fire of Salem Cty
------------------------------------------------------------------------------------------------------------------------------------
TP961755200      2002           5th Property Cat XOL         0031     NA Ppty Tty X/S Cat           Northern Neck Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003855700      2002         5th Property Catastrophe       0031     NA Ppty Tty X/S Cat            Balboa Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00002941000      2002       5th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Alfa Insurance Corporation
------------------------------------------------------------------------------------------------------------------------------------
00003004000      2002       5th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat            Columbia National Ins Co.
------------------------------------------------------------------------------------------------------------------------------------
00003036400      2002       5th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat        Cumberland Mutual Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003793400      2002       5th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Kentucky National Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003866300      2002       5th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat          Empire Fire & Marine Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003875700      2002       5th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         Farm Bureau Mutual Ins of MI
------------------------------------------------------------------------------------------------------------------------------------
M0000097000      2002             5TH XS STOP LOSS           0031     NA Ppty Tty X/S Cat        Grinnell Mutual Reinsurance Co
------------------------------------------------------------------------------------------------------------------------------------
M0000273500      2002          6TH CAT XS LOSS RATIO         0031     NA Ppty Tty X/S Cat        Grinnell Mutual Reinsurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961755300      2002           6th Property Cat XOL         0031     NA Ppty Tty X/S Cat          Northern Neck Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003793500      2002       6th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat           Kentucky National Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003875800      2002       6th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat         Farm Bureau Mutual Ins of MI
------------------------------------------------------------------------------------------------------------------------------------
00003080700      2002              7th Cat XOL/PC            0031     NA Ppty Tty X/S Cat           Alfa Insurance Corporation
------------------------------------------------------------------------------------------------------------------------------------
M0000572300      2002             7TH XS STOP LOSS           0031     NA Ppty Tty X/S Cat        Grinnell Mutual Reinsurance Co
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
00002315400   1-Jan-02    31-Dec-02      UPARK     2
----------------------------------------------------
00003125000   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00003420000   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00003793300   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00003866200   1-Jan-02    31-May-03      JBARR     2
----------------------------------------------------
00003875600   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00003906500   1-Jan-02    31-Dec-02      JBARR
----------------------------------------------------
00003956300   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
00003960600   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
M0000505900   1-Jan-02    31-Dec-02       KFRY
----------------------------------------------------
00003037100   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
00003448600   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
M0000272600   1-Jan-02    31-Dec-02      JGEAR
----------------------------------------------------
M0000272600   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
00003999600   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
00001037700   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00002348200   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00003531600   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00000951100   1-Jan-02    31-Dec-02      UPARK     2
----------------------------------------------------
TP961755200   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
00003855700   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00002941000   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
00003004000   1-Jan-02    31-Dec-02      UPARK     2
----------------------------------------------------
00003036400   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
00003793400   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00003866300   1-Jan-02    31-May-03      JBARR     2
----------------------------------------------------
00003875700   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
M0000097000   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
M0000273500   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP961755300   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
00003793500   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00003875800   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00003080700   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
M0000572300   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------

                                     A-2-32

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00003713600      2002      AIG E-Commerce Catastrophe XOL    0031     NA Ppty Tty X/S Cat         National Union Fire Ins Co PA
------------------------------------------------------------------------------------------------------------------------------------
00004113200      2002             Cat XOL Layer 1            0031     NA Ppty Tty X/S Cat          Usaa Casualty Ins. Co.
------------------------------------------------------------------------------------------------------------------------------------
M0000456500      2002              Corporate Cat             0031     NA Ppty Tty X/S Cat            Farmers Insurance Group
------------------------------------------------------------------------------------------------------------------------------------
00001434600      2002         Dealers Open Lot Cat/Agg       0031     NA Ppty Tty X/S Cat     Southern Pioneer and Casualty Ins. Co
------------------------------------------------------------------------------------------------------------------------------------
00003080500      2002             Fifth Cat XOL/PC           0031     NA Ppty Tty X/S Cat           Alfa Insurance Corporation
------------------------------------------------------------------------------------------------------------------------------------
00003589500      2002            fifth prop cat xol          0031     NA Ppty Tty X/S Cat             AXA Insurance (Canada).
------------------------------------------------------------------------------------------------------------------------------------
00003997400      2002         Fifth Property Cat/Risk        0031     NA Ppty Tty X/S Cat           Trumbull Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003997700      2002         Fifth Property Cat/Risk        0031     NA Ppty Tty X/S Cat           Trumbull Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00002989900      2002        Fifth Property Catastrophe      0031     NA Ppty Tty X/S Cat         Zurich American Ins Co of IL
------------------------------------------------------------------------------------------------------------------------------------
00004006500      2002        Fifth Property Catastrophe      0031     NA Ppty Tty X/S Cat          First Insurance Co of Hawaii
------------------------------------------------------------------------------------------------------------------------------------
00003474000      2002        First Cat Excess One Year       0031     NA Ppty Tty X/S Cat            Federated Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003916600      2002         First Excess Catastrophe       0031     NA Ppty Tty X/S Cat         First American Prop & Cas Ins
------------------------------------------------------------------------------------------------------------------------------------
TP930327200      2002           First PropCat/3 year         0031     NA Ppty Tty X/S Cat            Federated Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP970272400      2002            FIRST PROPERTY CAT          0031     NA Ppty Tty X/S Cat              Amerisure Companies
------------------------------------------------------------------------------------------------------------------------------------
00004006400      2002        First Property Catastrophe      0031     NA Ppty Tty X/S Cat          First Insurance Co of Hawaii
------------------------------------------------------------------------------------------------------------------------------------
00003589400      2002           fourth prop cat xol          0031     NA Ppty Tty X/S Cat             AXA Insurance (Canada).
------------------------------------------------------------------------------------------------------------------------------------
00003997600      2002         Fourth Property Cat/Risk       0031     NA Ppty Tty X/S Cat           Trumbull Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00001050000      2002       Fourth Property Catastrophe      0031     NA Ppty Tty X/S Cat         Zurich American Ins Co of IL
------------------------------------------------------------------------------------------------------------------------------------
00003987800      2002      GACIS Property Catastrophe XOL    0031     NA Ppty Tty X/S Cat         Great American Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00002853800      2002       N.E. & New Madrid Cat (3rd)      0031     NA Ppty Tty X/S Cat          Liberty Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003687500      2002          Property Aggregate XOL        0031     NA Ppty Tty X/S Cat          Celina Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
M0000580200      2002             Property Cat XOL           0031     NA Ppty Tty X/S Cat            California Fair Plan
------------------------------------------------------------------------------------------------------------------------------------
00003610100      2002         Property Catastrophe XOL       0031     NA Ppty Tty X/S Cat    Cornerstone National Insurance Company,
                                                                                                               MO
------------------------------------------------------------------------------------------------------------------------------------
00003916700      2002        Second Excess Catastrophe       0031     NA Ppty Tty X/S Cat        First American Prop & Cas Ins
------------------------------------------------------------------------------------------------------------------------------------
TP970272500      2002           SECOND PROPERTY CAT          0031     NA Ppty Tty X/S Cat             Amerisure Companies
------------------------------------------------------------------------------------------------------------------------------------
00003459800      2002       Second Property Catastrophe      0031     NA Ppty Tty X/S Cat         Zurich American Ins Co of IL
------------------------------------------------------------------------------------------------------------------------------------
00003951800      2002          SHAG/Flex Property Cat        0031     NA Ppty Tty X/S Cat         Southern Farm Bureau Casualty
------------------------------------------------------------------------------------------------------------------------------------
00003951700      2002          Shared Property Cat XS        0031     NA Ppty Tty X/S Cat         Southern Farm Bureau Casualty
------------------------------------------------------------------------------------------------------------------------------------
00004064000      2002       Sixth (Top) Property Cat XOL     0031     NA Ppty Tty X/S Cat          Empire Fire & Marine Ins Co
------------------------------------------------------------------------------------------------------------------------------------
M0000561700      2002                Texas Cat               0031     NA Ppty Tty X/S Cat            Farmers Insurance Group
------------------------------------------------------------------------------------------------------------------------------------
00004113100      2002       TOP Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat             Usaa Casualty Ins. Co.
------------------------------------------------------------------------------------------------------------------------------------
00003953000      2002       Underlying 3rd/4th Event Cat     0031     NA Ppty Tty X/S Cat          Center Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
00003713600   1-Apr-02    31-Mar-03      SZILI     2
----------------------------------------------------
00004113200   1-Jun-02    31-May-03      DKINN
----------------------------------------------------
M0000456500   15-Jan-02   14-Jan-03      JRODD
----------------------------------------------------
00001434600   1-Apr-02    31-Mar-03      SSCHU     2
----------------------------------------------------
00003080500   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
00003589500   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00003997400   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00003997700   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00002989900   1-Jan-02    31-Dec-02      JBARR     2
----------------------------------------------------
00004006500   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00003474000   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
00003916600   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
TP930327200   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP970272400   1-Apr-02    31-Mar-03      KGOLD
----------------------------------------------------
00004006400   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00003589400   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00003997600   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00001050000   1-Jan-02    31-Dec-02      JBARR     2
----------------------------------------------------
00003987800   1-Jan-02    31-Dec-02      JBARR
----------------------------------------------------
00002853800   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00003687500   1-Jan-02    31-Dec-02      UPARK     2
----------------------------------------------------
M0000580200   1-Feb-02    31-Jan-03      JRODD
----------------------------------------------------
00003610100   1-Apr-02    31-Mar-03       KFRY     2
----------------------------------------------------
00003916700   1-Jan-02    31-Dec-02      KGOLD     2
----------------------------------------------------
TP970272500   1-Apr-02    31-Mar-03      KGOLD
----------------------------------------------------
00003459800   1-Jan-02    31-Dec-02      JBARR     2
----------------------------------------------------
00003951800   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
00003951700   1-Jan-02    31-Dec-02      SZILI     2
----------------------------------------------------
00004064000   1-Jan-02    31-Dec-02      JBARR
----------------------------------------------------
M0000561700   15-Jan-02   14-Jan-03      JRODD
----------------------------------------------------
00004113100   1-Jun-02    31-May-03      DKINN
----------------------------------------------------
00003953000   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------

                                     A-2-33

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00003992200      2002         Underlying Aggregate XOL       0031     NA Ppty Tty X/S Cat     Farmers Mutual Protective Assoc Of Tx
------------------------------------------------------------------------------------------------------------------------------------
00004021100      2002         Underlying Aggregate XOL       0031     NA Ppty Tty X/S Cat         Farmers Union Mutual Ins (MT)
------------------------------------------------------------------------------------------------------------------------------------
00003442200      2002            1st Multi Line XOL          0030     NA Ppty Tty X/S Risk          German Mutual Ins Co (OH)
------------------------------------------------------------------------------------------------------------------------------------
00003470900      2002           1st Multiline Excess         0030     NA Ppty Tty X/S Risk          Illinois Casualty Company
------------------------------------------------------------------------------------------------------------------------------------
00002300600      2002            1st Multi-Line XOL          0030     NA Ppty Tty X/S Risk          Wisconsin Reinsurance Corp.
------------------------------------------------------------------------------------------------------------------------------------
00002309000      2002           1st Per Risk Excess          0030     NA Ppty Tty X/S Risk          Germania Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00002257300      2002         1st Per Risk Royal/Orion       0030     NA Ppty Tty X/S Risk        Royal & SunAlliance USA, Inc.
------------------------------------------------------------------------------------------------------------------------------------
00003828900      2002             1st Per Risk XOL           0030     NA Ppty Tty X/S Risk          Maine Mutual Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP941883000      2002            1st Prop Per Risk           0030     NA Ppty Tty X/S Risk           Westchester Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP921014700      2002        1ST PROP. PER RISK EXCESS       0030     NA Ppty Tty X/S Risk               Chubb & Son, Inc.
------------------------------------------------------------------------------------------------------------------------------------
00004038600      2002      1st Property Fac Per Risk XOL     0030     NA Ppty Tty X/S Risk           CNA Insurance Companies
------------------------------------------------------------------------------------------------------------------------------------
00003389600      2002          1st Property Per Risk         0030     NA Ppty Tty X/S Risk      US Aegis Energy Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003849600      2002          1st Property Per Risk         0030     NA Ppty Tty X/S Risk       Southern Mutual Church Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003888000      2002          1st Property Per Risk         0030     NA Ppty Tty X/S Risk                 ACE Limted
------------------------------------------------------------------------------------------------------------------------------------
TP000575300      2002          1ST Property Per Risk         0030     NA Ppty Tty X/S Risk           First State Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003149100      2002        1st Property Per Risk XOL       0030     NA Ppty Tty X/S Risk         Royal & SunAlliance USA, Inc.
------------------------------------------------------------------------------------------------------------------------------------
00003842300      2002        1st Property Per Risk XOL       0030     NA Ppty Tty X/S Risk         Farm Bureau Mutual Ins of MI
------------------------------------------------------------------------------------------------------------------------------------
00004088200      2002        1st Property Per Risk XOL       0030     NA Ppty Tty X/S Risk          State National Ins Co, Inc
------------------------------------------------------------------------------------------------------------------------------------
TP000572600      2002        1ST PROPERTY PER RISK XOL       0030     NA Ppty Tty X/S Risk              Chubb & Son, Inc.
------------------------------------------------------------------------------------------------------------------------------------
00003471000      2002           2nd Multiline Excess         0030     NA Ppty Tty X/S Risk          Illinois Casualty Company
------------------------------------------------------------------------------------------------------------------------------------
00002300700      2002            2nd Multi-Line XOL          0030     NA Ppty Tty X/S Risk          Wisconsin Reinsurance Corp.
------------------------------------------------------------------------------------------------------------------------------------
00000601400      2002               2nd Per Risk             0030     NA Ppty Tty X/S Risk       Southern Guaranty Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003995300      2002           2nd Per Risk Backup          0030     NA Ppty Tty X/S Risk       OneBeacon Insurance Group
------------------------------------------------------------------------------------------------------------------------------------
00002257400      2002         2nd Per Risk Royal/Orion       0030     NA Ppty Tty X/S Risk       Royal & SunAlliance USA, Inc.
------------------------------------------------------------------------------------------------------------------------------------
00003829000      2002             2nd Per Risk XOL           0030     NA Ppty Tty X/S Risk          Maine Mutual Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP922225200      2002            2nd Prop Per Risk           0030     NA Ppty Tty X/S Risk        Employers Mutual Casualty Co
------------------------------------------------------------------------------------------------------------------------------------
TP961625400      2002            2nd Prop Per Risk           0030     NA Ppty Tty X/S Risk          Westchester Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP921014800      2002        2ND PROP. PER RISK EXCESS       0030     NA Ppty Tty X/S Risk              Chubb & Son, Inc.
------------------------------------------------------------------------------------------------------------------------------------
00004038800      2002      2nd Property Fac Per Risk XOL     0030     NA Ppty Tty X/S Risk           CNA Insurance Companies
------------------------------------------------------------------------------------------------------------------------------------
00003389700      2002          2nd Property Per Risk         0030     NA Ppty Tty X/S Risk      US Aegis Energy Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003845100      2002          2nd Property Per Risk         0030     NA Ppty Tty X/S Risk          Agway Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
00003849700      2002          2nd Property Per Risk         0030     NA Ppty Tty X/S Risk        Southern Mutual Church Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003888100      2002          2nd Property Per Risk         0030     NA Ppty Tty X/S Risk                ACE Limted
------------------------------------------------------------------------------------------------------------------------------------
00003842400      2002        2nd Property Per Risk XOL       0030     NA Ppty Tty X/S Risk        Farm Bureau Mutual Ins of MI
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
00003992200   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
00004021100   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
00003442200   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003470900   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00002300600   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00002309000   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00002257300   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00003828900   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
TP941883000   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
TP921014700   1-Apr-02    31-Mar-03      SZILI
----------------------------------------------------
00004038600   1-Apr-02    31-Mar-03      DKINN
----------------------------------------------------
00003389600   1-Apr-02    31-Mar-03      JRODD     2
----------------------------------------------------
00003849600   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003888000   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
TP000575300   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00003149100   1-May-02    30-Apr-03      SZILI     2
----------------------------------------------------
00003842300   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00004088200   1-Apr-02     1-Apr-03      DKINN
----------------------------------------------------
TP000572600   1-Apr-02    31-Mar-03      SZILI
----------------------------------------------------
00003471000   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00002300700   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00000601400   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00003995300   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00002257400   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00003829000   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
TP922225200   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
TP961625400   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
TP921014800   1-Apr-02    31-Mar-03      SZILI
----------------------------------------------------
00004038800   1-Apr-02    31-Mar-03      DKINN
----------------------------------------------------
00003389700   1-Apr-02    31-Mar-03      JRODD     2
----------------------------------------------------
00003845100   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003849700   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003888100   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00003842400   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------

                                     A-2-34

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00004088300      2002        2nd Property Per Risk XOL       0030     NA Ppty Tty X/S Risk         State National Ins Co, Inc
------------------------------------------------------------------------------------------------------------------------------------
TP000572700      2002        2ND PROPERTY PER RISK XOL       0030     NA Ppty Tty X/S Risk             Chubb & Son, Inc.
------------------------------------------------------------------------------------------------------------------------------------
00001024400      2002               2nd Risk XOL             0030     NA Ppty Tty X/S Risk                 ACE Group
------------------------------------------------------------------------------------------------------------------------------------
00000589200      2002               3rd Per Risk             0030     NA Ppty Tty X/S Risk           RLI Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
00000601500      2002               3rd Per Risk             0030     NA Ppty Tty X/S Risk        Southern Guaranty Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00004047300      2002               3rd Per Risk             0030     NA Ppty Tty X/S Risk         Fireman's Fund Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003995400      2002           3rd Per Risk Backup          0030     NA Ppty Tty X/S Risk           OneBeacon Insurance Group
------------------------------------------------------------------------------------------------------------------------------------
00003829100      2002             3rd Per Risk XOL           0030     NA Ppty Tty X/S Risk           Maine Mutual Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP922225300      2002            3rd Prop Per Risk           0030     NA Ppty Tty X/S Risk        Employers Mutual Casualty Co
------------------------------------------------------------------------------------------------------------------------------------
TP932280200      2002            3rd Prop Per Risk           0030     NA Ppty Tty X/S Risk          Westchester Fire Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003849800      2002          3rd Property Per Risk         0030     NA Ppty Tty X/S Risk       Southern Mutual Church Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003888200      2002          3rd Property Per Risk         0030     NA Ppty Tty X/S Risk                 ACE Limted
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TP865143900      2002       3RD PROPERTY PER RISK EXCESS     0030     NA Ppty Tty X/S Risk        Greater New York Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00004088400      2002        3rd Property Per Risk XOL       0030     NA Ppty Tty X/S Risk          State National Ins Co, Inc
------------------------------------------------------------------------------------------------------------------------------------
00003995500      2002           4th Per Risk Backup          0030     NA Ppty Tty X/S Risk           OneBeacon Insurance Group
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TP872134600      2002       4TH PROPERTY PER RISK EXCESS     0030     NA Ppty Tty X/S Risk       Greater New York Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00004088500      2002        4th Property Per Risk XOL       0030     NA Ppty Tty X/S Risk         State National Ins Co, Inc
------------------------------------------------------------------------------------------------------------------------------------
00003790600      2002      APEX-Multi Line Excess of Loss    0030     NA Ppty Tty X/S Risk   American Safety Casualty Insurance Co.
------------------------------------------------------------------------------------------------------------------------------------
00003831800      2002        Combination Excess of Loss      0030     NA Ppty Tty X/S Risk         Northern Mutual Ins Co (MI)
------------------------------------------------------------------------------------------------------------------------------------
00003842500      2002        Combination Excess of Loss      0030     NA Ppty Tty X/S Risk       Farmers and Merchants Mut Fire
------------------------------------------------------------------------------------------------------------------------------------
00003994900      2002         First Property Per Risk        0030     NA Ppty Tty X/S Risk          OneBeacon Insurance Group
------------------------------------------------------------------------------------------------------------------------------------
00003995200      2002         Fourth Property Per Risk       0030     NA Ppty Tty X/S Risk          OneBeacon Insurance Group
------------------------------------------------------------------------------------------------------------------------------------
00004018800      2002          Property Per Risk XOL         0030     NA Ppty Tty X/S Risk          Fulcrum Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003995000      2002         Second Property Per Risk       0030     NA Ppty Tty X/S Risk          OneBeacon Insurance Group
------------------------------------------------------------------------------------------------------------------------------------
00004072700      2002         Second Property Per Risk       0030     NA Ppty Tty X/S Risk           Essex Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003995100      2002         Third Property Per Risk        0030     NA Ppty Tty X/S Risk          OneBeacon Insurance Group
------------------------------------------------------------------------------------------------------------------------------------
00003845200      2002      Top Cessions Property per Risk    0030     NA Ppty Tty X/S Risk          Agway Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
TP940111600      2002           Underlying Per Risk          0030     NA Ppty Tty X/S Risk           Ranger Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
FM621028600      2002       FEDERAL - TERMINAL OPS L.L.      0070        OM Facultative        American Home Assurance Company, CN
------------------------------------------------------------------------------------------------------------------------------------
FM621027200      2002        LA SOCIETE DE-NON-B/W HULL      0070        OM Facultative        American Home Assurance Company, CN
------------------------------------------------------------------------------------------------------------------------------------
FM621025700      2002            OWEN- NON-B/W HULL          0070        OM Facultative        American Home Assurance Company, CN
------------------------------------------------------------------------------------------------------------------------------------
00003102400      2002           P&I Club - 3rd Layer         0070        OM Facultative      International Group Of P&I Associations
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------
              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
00004088300   1-Apr-02     1-Apr-03      DKINN
----------------------------------------------------
TP000572700   1-Apr-02    31-Mar-03      SZILI
----------------------------------------------------
00001024400   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00000589200   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00000601500   1-Jan-02    31-Dec-02      JRODD     2
----------------------------------------------------
00004047300   1-Apr-02    31-Mar-03      JRODD
----------------------------------------------------
00003995400   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00003829100   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
TP922225300   1-Jan-02    31-Dec-02      KGOLD
----------------------------------------------------
TP932280200   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00003849800   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
00003888200   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------

----------------------------------------------------
TP865143900   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
00004088400   1-Apr-02     1-Apr-03      DKINN
----------------------------------------------------
00003995500   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------

----------------------------------------------------
TP872134600   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
00004088500   1-Apr-02     1-Apr-03      DKINN
----------------------------------------------------
00003790600   1-Jan-02    31-Dec-02       KFRY     2
----------------------------------------------------
00003831800   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00003842500   1-Jan-02    31-Dec-02      THEIN     2
----------------------------------------------------
00003994900   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00003995200   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00004018800   1-Apr-02    31-Mar-03      KGOLD
----------------------------------------------------
00003995000   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00004072700   1-May-02    30-Apr-03      SZILI
----------------------------------------------------
00003995100   1-Jan-02    31-Dec-02      JRODD
----------------------------------------------------
00003845200   1-Jan-02    31-Dec-02      SSCHU     2
----------------------------------------------------
TP940111600   1-Jan-02    31-Dec-02      JBARR
----------------------------------------------------
FM621028600   1-Apr-02     1-Apr-03       KSM
----------------------------------------------------
FM621027200   31-Mar-02   30-Apr-03       KSM
----------------------------------------------------
FM621025700   31-Mar-02   30-Apr-03       KSM
----------------------------------------------------
00003102400   20-Feb-02   20-Feb-03       KSM      2
----------------------------------------------------

                                     A-2-35

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00004086100      2002          Tidewater Incorporated        0070        OM Facultative          Boston Old Colony Insurance Co.
------------------------------------------------------------------------------------------------------------------------------------
FM971044200      2002          Tidewater Incorporated        0070        OM Facultative          Boston Old Colony Insurance Co.
------------------------------------------------------------------------------------------------------------------------------------
TM870345900      2002         G&M OPEN CVR-VARIABLE QS       0050        OM Treaty P/R            Centennial Insurance Company
                                                                                                        (Canada Branch)
------------------------------------------------------------------------------------------------------------------------------------
00003465300      2002             Global Energy QS           0050        OM Treaty P/R              Zurich Insurance Company
                                                                                                       - Bermuda Branch
------------------------------------------------------------------------------------------------------------------------------------
TM930776500      2002               HULL SURPLUS             0050        OM Treaty P/R        Tokio Marine & Fire Insurance Co Ltd
------------------------------------------------------------------------------------------------------------------------------------
TO950135000      2002            Marine Quota Share          0050        OM Treaty P/R               Seguros Sucre, S.A.
------------------------------------------------------------------------------------------------------------------------------------
TN950131200      2002        Miscelaneous First Surplus      0050        OM Treaty P/R               Seguros Sucre, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00002937000      2002              1st Gen Mar XL            0060        OM Treaty X/S            Westport Insurance Corporation
------------------------------------------------------------------------------------------------------------------------------------
00003766100      2002            1st Liability X/L           0060        OM Treaty X/S             New Hampshire Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00001034000      2002           1st Mar W/A XL - WA1         0060        OM Treaty X/S             Somerset Group of Companies
------------------------------------------------------------------------------------------------------------------------------------
TM920734500      2002           1ST MARINE HULL X/L          0060        OM Treaty X/S        The Yasuda Fire and Marine Insurance
                                                                                                        Company, Limited
------------------------------------------------------------------------------------------------------------------------------------
00003766400      2002              1st Yacht X/L             0060        OM Treaty X/S             New Hampshire Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TM920708500      2002            2ND CARGO CAT X/L           0060        OM Treaty X/S        The Yasuda Fire and Marine Insurance
                                                                                                       Company, Limited
------------------------------------------------------------------------------------------------------------------------------------
TM960479800      2002             2ND CARGO CAT XL           0060        OM Treaty X/S        The Yasuda Fire and Marine Insurance
                                                                                                       Company, Limited
------------------------------------------------------------------------------------------------------------------------------------
00002939700      2002              2nd Gen Mar XL            0060        OM Treaty X/S            Westport Insurance Corporation
------------------------------------------------------------------------------------------------------------------------------------
00003766200      2002            2nd Liability X/L           0060        OM Treaty X/S            New Hampshire Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00001034100      2002           2nd Mar W/A XL - WA2         0060        OM Treaty X/S            Somerset Group of Companies
------------------------------------------------------------------------------------------------------------------------------------
TM960546300      2002           2ND MARINE CARGO X/L         0060        OM Treaty X/S            Nissay Dowa General Insurance
                                                                                                          Company Ltd
------------------------------------------------------------------------------------------------------------------------------------
TM920734600      2002         2ND MARINE HULL CAT X/L        0060        OM Treaty X/S        The Yasuda Fire and Marine Insurance
                                                                                                        Company, Limited
------------------------------------------------------------------------------------------------------------------------------------
00003766500      2002              2nd Yacht X/L             0060        OM Treaty X/S            New Hampshire Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003766300      2002            3rd Liability X/L           0060        OM Treaty X/S            New Hampshire Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00001034200      2002           3rd Mar W/A XL - WA3         0060        OM Treaty X/S            Somerset Group of Companies
------------------------------------------------------------------------------------------------------------------------------------
TM930886700      2002         3RD MARINE HULL CAT X/L        0060        OM Treaty X/S        The Yasuda Fire and Marine Insurance
                                                                                                       Company, Limited
------------------------------------------------------------------------------------------------------------------------------------
00003766600      2002              3rd Yacht X/L             0060        OM Treaty X/S            New Hampshire Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TM910433500      2002            4TH CARGO CAT X/L           0060        OM Treaty X/S        The Yasuda Fire and Marine Insurance
                                                                                                      Company, Limited
------------------------------------------------------------------------------------------------------------------------------------
TM960479900      2002             4th CARGO CAT XL           0060        OM Treaty X/S        The Yasuda Fire and Marine Insurance
                                                                                                      Company, Limited
------------------------------------------------------------------------------------------------------------------------------------
00001034300      2002           4th Mar W/A XL - WA4         0060        OM Treaty X/S            Somerset Group of Companies
------------------------------------------------------------------------------------------------------------------------------------
00004080500      2002            4th Marine Hull XL          0060        OM Treaty X/S        The Yasuda Fire and Marine Insurance
                                                                                                      Company, Limited
------------------------------------------------------------------------------------------------------------------------------------
TM960480000      2002             5TH CARGO CAT XL           0060        OM Treaty X/S        The Yasuda Fire and Marine Insurance
                                                                                                      Company, Limited
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
00004086100   1-Apr-02     1-Apr-03       KSM
----------------------------------------------------
FM971044200   1-Apr-02     1-Apr-03       KSM
----------------------------------------------------
TM870345900   1-Jan-02    31-Dec-02       KSM
----------------------------------------------------
00003465300   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
TM930776500   1-Apr-02    31-Mar-03       KSM
----------------------------------------------------
TO950135000   1-Jan-02    31-Dec-02      SREDL
----------------------------------------------------
TN950131200   1-Jan-02    31-Dec-02      SREDL
----------------------------------------------------
00002937000   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00003766100   1-Jun-02    31-May-03       KSM      2
----------------------------------------------------
00001034000   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
TM920734500   1-Apr-02    31-Mar-03       KSM
----------------------------------------------------
00003766400   1-Jun-02    31-May-03       KSM      2
----------------------------------------------------
TM920708500   1-Apr-02    31-Mar-03       KSM
----------------------------------------------------
TM960479800   1-Apr-02    31-Mar-03       KSM
----------------------------------------------------
00002939700   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00003766200   1-Jun-02    31-May-03       KSM      2
----------------------------------------------------
00001034100   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
TM960546300   1-Apr-02    31-Mar-03       KSM
----------------------------------------------------
TM920734600   1-Apr-02    31-Mar-03       KSM
----------------------------------------------------
00003766500   1-Jun-02    31-May-03       KSM      2
----------------------------------------------------
00003766300   1-Jun-02    31-May-03       KSM      2
----------------------------------------------------
00001034200   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
TM930886700   1-Apr-02    31-Mar-03       KSM
----------------------------------------------------
00003766600   1-Jun-02    31-May-03       KSM
----------------------------------------------------
TM910433500   1-Apr-02    31-Mar-03       KSM
----------------------------------------------------
TM960479900   1-Apr-02    31-Mar-03       KSM
----------------------------------------------------
00001034300   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00004080500   1-Apr-02    31-Mar-03       KSM
----------------------------------------------------
TM960480000   1-Apr-02    31-Mar-03       KSM
----------------------------------------------------

                                     A-2-36

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00003983300      2002           5th Mar W/A XL - WA5         0060        OM Treaty X/S             Somerset Group of Companies
------------------------------------------------------------------------------------------------------------------------------------
TM912497300      2002          A2 Risk Non Energy X/l        0060        OM Treaty X/S             Mutual Marine Office, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TM920051200      2002               A3 Risk X/L              0060        OM Treaty X/S             Mutual Marine Office, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TM932310400      2002               A4 Risk X/L              0060        OM Treaty X/S             Mutual Marine Office, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TM960079600      2002           B1 Risk Back-up X/L          0060        OM Treaty X/S             Mutual Marine Office, Inc.
------------------------------------------------------------------------------------------------------------------------------------
00003655200      2002              Cargo 1st X/L             0060        OM Treaty X/S         Nipponkoa Insurance Company Limited
------------------------------------------------------------------------------------------------------------------------------------
TM330949000      2002        CARGO 1ST X/L EXCL. JP EQ       0060        OM Treaty X/S        Tokio Marine & Fire Insurance Co Ltd
------------------------------------------------------------------------------------------------------------------------------------
TM870857700      2002        CARGO 2ND X/L EXCL. JP EQ       0060        OM Treaty X/S        Tokio Marine & Fire Insurance Co Ltd
------------------------------------------------------------------------------------------------------------------------------------
00004064100      2002               Cargo 2nd XL             0060        OM Treaty X/S         Nipponkoa Insurance Company Limited
------------------------------------------------------------------------------------------------------------------------------------
00003655300      2002              Cargo 3nd X/L             0060        OM Treaty X/S         Nipponkoa Insurance Company Limited
------------------------------------------------------------------------------------------------------------------------------------
00001386700      2002              Cargo 3rd X/L             0060        OM Treaty X/S        The Yasuda Fire and Marine Insurance
                                                                                                       Company, Limited
------------------------------------------------------------------------------------------------------------------------------------
TM900796200      2002       CARGO 3RD X/L IRO JP EQ ONLY     0060        OM Treaty X/S        Tokio Marine & Fire Insurance Co Ltd
------------------------------------------------------------------------------------------------------------------------------------
TM900796300      2002       CARGO 4TH X/L IRO JP EQ ONLY     0060        OM Treaty X/S        Tokio Marine & Fire Insurance Co Ltd
------------------------------------------------------------------------------------------------------------------------------------
00003655400      2002               Cargo 4thX/L             0060        OM Treaty X/S         Nipponkoa Insurance Company Limited
------------------------------------------------------------------------------------------------------------------------------------
00003655500      2002              Cargo 5th X/L             0060        OM Treaty X/S         Nipponkoa Insurance Company Limited
------------------------------------------------------------------------------------------------------------------------------------
TO970425800      2002                 Cargo XL               0060        OM Treaty X/S         Assa (Administracion De Seg. S.A.)
------------------------------------------------------------------------------------------------------------------------------------
00003979700      2002              E2 Risk Energy            0060        OM Treaty X/S            Mutual Marine Office, Inc.
------------------------------------------------------------------------------------------------------------------------------------
00002646000      2002             GEN MAR 3RD X/L            0060        OM Treaty X/S            Hartford Fire Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00002939900      2002             Gen Mar 3rd X/L            0060        OM Treaty X/S            Westport Insurance Corporation
------------------------------------------------------------------------------------------------------------------------------------
TM550930700      2002        GEN'L MAR (EX RIG) 1ST XS       0060        OM Treaty X/S             Hartford Fire Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TM901280000      2002        GEN'L MAR (EX RIG) 2ND XS       0060        OM Treaty X/S             Hartford Fire Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003598500      2002             Hull & Cargo X/L           0060        OM Treaty X/S             Scottsdale Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003567100      2002            Liability 1st X/L           0060        OM Treaty X/S                 Chubb & Son, Inc.
------------------------------------------------------------------------------------------------------------------------------------
00003567400      2002            Liability 4th X/L           0060        OM Treaty X/S                 Chubb & Son, Inc.
------------------------------------------------------------------------------------------------------------------------------------
00003582200      2002          Liability Specific A1         0060        OM Treaty X/S              Somerset Group of Companies
------------------------------------------------------------------------------------------------------------------------------------
00003559100      2002           Mar Gen Occ X/L - C5         0060        OM Treaty X/S             Mutual Marine Office, Inc.
------------------------------------------------------------------------------------------------------------------------------------
00003559200      2002           Mar Gen Occ X/L - C6         0060        OM Treaty X/S             Mutual Marine Office, Inc.
------------------------------------------------------------------------------------------------------------------------------------
00003979600      2002           Mar Gen Occ X/L - C7         0060        OM Treaty X/S             Mutual Marine Office, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TM950003100      2002        Mar Gen Rsk/Occ 1st XL-C1       0060        OM Treaty X/S             Mutual Marine Office, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TM950003300      2002        Mar Gen Rsk/Occ 3rd XL-C3       0060        OM Treaty X/S             Mutual Marine Office, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TM950003400      2002        Mar Gen Rsk/Occ 4th XL-C4       0060        OM Treaty X/S             Mutual Marine Office, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TM950003200      2002          Mar Gen Rsk/Occ XL-C2         0060        OM Treaty X/S             Mutual Marine Office, Inc.
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
00003983300   1-Jan-02    31-Dec-02       KSM
----------------------------------------------------
TM912497300   1-Jan-02    31-Dec-02       KSM
----------------------------------------------------
TM920051200   1-Jan-02    31-Dec-02       KSM
----------------------------------------------------
TM932310400   1-Jan-02    31-Dec-02       KSM
----------------------------------------------------
TM960079600   1-Jan-02    31-Dec-02       KSM
----------------------------------------------------
00003655200   1-Apr-02    31-Mar-03       KSM      2
----------------------------------------------------
TM330949000   1-Apr-02    31-Mar-03       KSM
----------------------------------------------------
TM870857700   1-Apr-02    31-Mar-03       KSM
----------------------------------------------------
00004064100   1-Apr-02    31-Mar-03       KSM
----------------------------------------------------
00003655300   1-Apr-02    31-Mar-03       KSM      2
----------------------------------------------------
00001386700   1-Apr-02    31-Mar-03       KSM      2
----------------------------------------------------
TM900796200   1-Apr-02    31-Mar-03       KSM
----------------------------------------------------
TM900796300   1-Apr-02    31-Mar-03       KSM
----------------------------------------------------
00003655400   1-Apr-02    31-Mar-03       KSM      2
----------------------------------------------------
00003655500   1-Apr-02    31-Mar-03       KSM      2
----------------------------------------------------
TO970425800   1-Apr-02    31-Mar-03       RSP
----------------------------------------------------
00003979700   1-Jan-02    31-Dec-02       KSM
----------------------------------------------------
00002646000   1-Jun-02    31-May-03       KSM      2
----------------------------------------------------
00002939900   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
TM550930700   1-Jun-02    31-May-03       KSM
----------------------------------------------------
TM901280000   1-Jun-02    31-May-03       KSM
----------------------------------------------------
00003598500   20-Feb-02   31-Mar-03       KSM      2
----------------------------------------------------
00003567100   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00003567400   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00003582200   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00003559100   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00003559200   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00003979600   1-Jan-02    31-Dec-02       KSM
----------------------------------------------------
TM950003100   1-Jan-02    31-Dec-02       KSM
----------------------------------------------------
TM950003300   1-Jan-02    31-Dec-02       KSM
----------------------------------------------------
TM950003400   1-Jan-02    31-Dec-02       KSM
----------------------------------------------------
TM950003200   1-Jan-02    31-Dec-02       KSM
----------------------------------------------------

                                     A-2-37

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00001284800      2002                Mar Rsk XL              0060        OM Treaty X/S             Travelers Indemnity Company
------------------------------------------------------------------------------------------------------------------------------------
00000925500      2002              Marine 1st X/L            0060        OM Treaty X/S      Commerical Union Insurance Company (USA)
------------------------------------------------------------------------------------------------------------------------------------
00000925600      2002              Marine 2nd X/L            0060        OM Treaty X/S      Commerical Union Insurance Company (USA)
------------------------------------------------------------------------------------------------------------------------------------
00000925700      2002              Marine 3rd X/L            0060        OM Treaty X/S      Commerical Union Insurance Company (USA)
------------------------------------------------------------------------------------------------------------------------------------
00000925800      2002              Marine 4th X/L            0060        OM Treaty X/S      Commerical Union Insurance Company (USA)
------------------------------------------------------------------------------------------------------------------------------------
00001421400      2002         Marine Cargo 3rd CAT X/L       0060        OM Treaty X/S        The Yasuda Fire and Marine Insurance
                                                                                                       Company, Limited
------------------------------------------------------------------------------------------------------------------------------------
00004048900      2002             Marine Cargo XL            0060        OM Treaty X/S              Aseguradora Mundial, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00004049000      2002             Marine Cargo XL            0060        OM Treaty X/S              Aseguradora Mundial, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00004049100      2002             Marine Cargo XL            0060        OM Treaty X/S              Aseguradora Mundial, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00004049200      2002             Marine Cargo XL            0060        OM Treaty X/S              Aseguradora Mundial, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00002949600      2002         Marine Hull XL 3rd Layer       0060        OM Treaty X/S                   Ingosstrakh
------------------------------------------------------------------------------------------------------------------------------------
00003598600      2002             P&I / Liabs X/L            0060        OM Treaty X/S            Scottsdale Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003591200      2002            Risk (Ex Liabs) B1          0060        OM Treaty X/S             Somerset Group of Companies
------------------------------------------------------------------------------------------------------------------------------------
00003036100      2002           Royal Spcty 2nd x/l          0060        OM Treaty X/S               Royal Indemnity Company
------------------------------------------------------------------------------------------------------------------------------------
00003036300      2002           Royal Spcty 3rd x/l          0060        OM Treaty X/S               Royal Indemnity Company
------------------------------------------------------------------------------------------------------------------------------------
00003511200      2002           Royal Spcty 4th x/l          0060        OM Treaty X/S               Royal Indemnity Company
------------------------------------------------------------------------------------------------------------------------------------
00003036000      2002          Royalty Spcty 1st X/L         0060        OM Treaty X/S               Royal Indemnity Company
------------------------------------------------------------------------------------------------------------------------------------
00002340300      2002              RSK/OCC XL- O1            0060        OM Treaty X/S             Somerset Group of Companies
------------------------------------------------------------------------------------------------------------------------------------
00003578500      2002           Tidewater Hull & P&I         0060        OM Treaty X/S              Pental Insurance Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00003555500      2002               UMS 4th X/L              0060        OM Treaty X/S            Westport Insurance Corporation
------------------------------------------------------------------------------------------------------------------------------------
00003599500      2002            W/A 2nd Clash X/L           0060        OM Treaty X/S             Scottsdale Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003598700      2002             W/A 2nd Risk XL            0060        OM Treaty X/S             Scottsdale Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003599600      2002            W/A 3rd Clash X/L           0060        OM Treaty X/S             Scottsdale Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003599000      2002            W/A Clash 1st X/L           0060        OM Treaty X/S             Scottsdale Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00000786100      2002              Yacht 3rd X/L             0060        OM Treaty X/S        National Marine Underwriters, Incorp
------------------------------------------------------------------------------------------------------------------------------------
00002897900      2002            Farm Pollution QS           0302       First Dollar G/L          American Agricultural Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00004130300      2002                Misc. E&O               0302       First Dollar G/L            Chubb Insurance Co of NJ
------------------------------------------------------------------------------------------------------------------------------------
00003935900      2002            Neonatal Carve Out          0420        Healthcare P/R       Combined Insurance Company of America
------------------------------------------------------------------------------------------------------------------------------------
00004047900      2002            EDH Fully Insured           0420        Healthcare P/R            North Carolina Mutual Life
                                                                                                        Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003749400      2002                 4th XOL                0130        NA Cas Tty P/R           Minnesota Lawyers Mut Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003749500      2002                 5th XOL                0130        NA Cas Tty P/R           Minnesota Lawyers Mut Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TC950616200      2002      COMBINED CASUALTY QUOTA SHARE     0130        NA Cas Tty P/R              Royal Indemnity Company
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
00001284800   1-Mar-02    28-Feb-03       KSM      2
----------------------------------------------------
00000925500   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00000925600   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00000925700   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00000925800   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00001421400   1-Apr-02    31-Mar-03       KSM      2
----------------------------------------------------
00004048900   1-Apr-02    31-Mar-03       RSP
----------------------------------------------------
00004049000   1-Apr-02    31-Mar-03       RSP
----------------------------------------------------
00004049100   1-Apr-02    31-Mar-03       RSP
----------------------------------------------------
00004049200   1-Apr-02    31-Mar-03       RSP
----------------------------------------------------
00002949600   1-Jan-02    31-Dec-02       DMD      2
----------------------------------------------------
00003598600   20-Feb-02   31-Mar-03       KSM      2
----------------------------------------------------
00003591200   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00003036100   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00003036300   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00003511200   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00003036000   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00002340300   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00003578500   1-Apr-02    31-Mar-03       KSM      2
----------------------------------------------------
00003555500   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00003599500   20-Feb-02   31-Mar-03       KSM      2
----------------------------------------------------
00003598700   20-Feb-02   31-Mar-03       KSM      2
----------------------------------------------------
00003599600   20-Feb-02   31-Mar-03       KSM      2
----------------------------------------------------
00003599000   20-Feb-02   31-Mar-03       KSM      2
----------------------------------------------------
00000786100   1-Jan-02    31-Dec-02       KSM      2
----------------------------------------------------
00002897900   1-Jul-02    30-Jun-03      THEIN     2
----------------------------------------------------
00004130300   1-Jul-02    30-Jun-03      ASARI     2
----------------------------------------------------
00003935900   1-Mar-02    28-Feb-03      EKOUR     2
----------------------------------------------------
00004047900   1-May-02    30-Apr-03      JTHOM     2
----------------------------------------------------
00003749400   19-Apr-02   18-Apr-03      ASARI     2
----------------------------------------------------
00003749500   19-Apr-02   18-Apr-03      ASARI     2
----------------------------------------------------
TC950616200   1-Jun-02    31-May-03      JBEND     2
----------------------------------------------------

                                     A-2-38

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00003252700      2002      Casualty Excess Cessions treat    0130        NA Cas Tty P/R        Royal Insurance Company Of America
------------------------------------------------------------------------------------------------------------------------------------
00004149900      2002             2nd Umbrella QS            0130        NA Cas Tty P/R           Atlantic Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TC970846900      2002               UMBRELLA Q/S             0130        NA Cas Tty P/R           Atlantic Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003361800      2002      Reps & Warr. Ins./ Contingent     0130        NA Cas Tty P/R            Hartford Fire Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00001734000      2002           Umbrella Quota Share         0130        NA Cas Tty P/R         Millers First Insurance Companies
------------------------------------------------------------------------------------------------------------------------------------
00003211200      2002            D&O Liability Q/S           0130        NA Cas Tty P/R           Royal Specialty Underwriters
------------------------------------------------------------------------------------------------------------------------------------
00003658700      2002           1st Casualty Excess          0140        NA Cas Tty X/S            Insurance Corp of Hannover
------------------------------------------------------------------------------------------------------------------------------------
00003658800      2002           2nd Casualty Excess          0140        NA Cas Tty X/S            Insurance Corp of Hannover
------------------------------------------------------------------------------------------------------------------------------------
00003764900      2002            4th Excess of Loss          0140        NA Cas Tty X/S       Security National Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
00003611100      2002            Calypso - Cas XOL           0140        NA Cas Tty X/S           National Interstate Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003583500      2002      First Casualty Excess of Loss     0140        NA Cas Tty X/S           Protective Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00001794900      2002               6th Prop Cat             0140        NA Cas Tty X/S           Atlantic Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00004150000      2002             1st Blanket XOL            0140        NA Cas Tty X/S           Atlantic Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP000468700      2002               3rd Prop Cat             0140        NA Cas Tty X/S           Atlantic Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP931508600      2002               4th Prop Cat             0140        NA Cas Tty X/S           Atlantic Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP941427600      2002               5th Prop Cat             0140        NA Cas Tty X/S           Atlantic Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003615700      2002           Commercial Auto XOL          0140        NA Cas Tty X/S       Capital City Insurance Company, Inc.
------------------------------------------------------------------------------------------------------------------------------------
00003140500      2002           Umb 2nd XOL Cession          0140        NA Cas Tty X/S           Farmland Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003140600      2002       2nd Casualty Excess of Loss      0140        NA Cas Tty X/S           Farmland Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003717200      2002          Umbrella First Excess         0140        NA Cas Tty X/S           Farmland Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00004121000      2002           3rd Workers Comp XOL         0140        NA Cas Tty X/S           Farmland Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00004096200      2002        Combination Excess of Loss      0140        NA Cas Tty X/S            Great Lakes Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00000503400      2002            First Casualty XOL          0140        NA Cas Tty X/S         Millers First Insurance Companies
------------------------------------------------------------------------------------------------------------------------------------
00004106700      2002             First Layer XOL            0140        NA Cas Tty X/S               TIG Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00004126000      2002               Umbrella QS              0140        NA Cas Tty X/S               TIG Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00004127100      2002        CL - Casualty Clash Excess      0147     NA Cas Tty X/S Clash         Acceptance Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003658900      2002        CL WC - 3rd Casualty Clash      0147     NA Cas Tty X/S Clash          Insurance Corp of Hannover
------------------------------------------------------------------------------------------------------------------------------------
00003659000      2002        CL WC - 4th Casualty Clash      0147     NA Cas Tty X/S Clash          Insurance Corp of Hannover
------------------------------------------------------------------------------------------------------------------------------------
00003764900      2002                   4 CL                 0147     NA Cas Tty X/S Clash    Security National Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
TC931838800      2002       CL WC - Second Cas Clash XL      0147     NA Cas Tty X/S Clash            Amerisure Companies
------------------------------------------------------------------------------------------------------------------------------------
TC931839000      2002             3rd Cas Clash XL           0147     NA Cas Tty X/S Clash            Amerisure Companies
------------------------------------------------------------------------------------------------------------------------------------
TC931839000      2002         CL WC - 3rd Cas Clash XL       0147     NA Cas Tty X/S Clash            Amerisure Companies
------------------------------------------------------------------------------------------------------------------------------------
00004130100      2002                   1 WC                 0147     NA Cas Tty X/S Clash        Atlantic Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00004130200      2002                   2 WC                 0147     NA Cas Tty X/S Clash        Atlantic Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
M0000374400      2002                 3 CL WC                0147     NA Cas Tty X/S Clash       Employers Insurance of Wausau
------------------------------------------------------------------------------------------------------------------------------------
M0000374500      2002                  4CL WC                0147     NA Cas Tty X/S Clash       Employers Insurance of Wausau
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
00003252700   1-Jun-02    31-May-03      JBEND     2
----------------------------------------------------
00004149900   1-Jul-02    30-Jun-03      JBEND     2
----------------------------------------------------
TC970846900   1-Jul-02    30-Jun-03      JBEND     2
----------------------------------------------------
00003361800   1-Jul-02    30-Jun-03      ASARI     2
----------------------------------------------------
00001734000   1-Jul-02    30-Jun-03      THEIN     2
----------------------------------------------------
00003211200   1-Jul-02    30-Jun-03      JYULG     2
----------------------------------------------------
00003658700   1-May-02    30-Apr-03       KFRY     2
----------------------------------------------------
00003658800   1-May-02    30-Apr-03       KFRY     2
----------------------------------------------------
00003764900   1-May-02    30-Apr-03      BENKO     2
----------------------------------------------------
00003611100   1-Jun-02    31-May-03      THEIN     2
----------------------------------------------------
00003583500   1-Jun-02    31-May-03       KFRY     2
----------------------------------------------------
00001794900   1-Jul-02    30-Jun-03      JRODD     2
----------------------------------------------------
00004150000   1-Jul-02    30-Jun-03      JBEND     2
----------------------------------------------------
TP000468700   1-Jul-02    30-Jun-03      JRODD     2
----------------------------------------------------
TP931508600   1-Jul-02    30-Jun-03      JRODD     2
----------------------------------------------------
TP941427600   1-Jul-02    30-Jun-03      JRODD     2
----------------------------------------------------
00003615700   1-Jul-02    30-Jun-03      THEIN     2
----------------------------------------------------
00003140500   1-Jul-02    30-Jun-03      SSCHU     2
----------------------------------------------------
00003140600   1-Jul-02    30-Jun-03      SSCHU     2
----------------------------------------------------
00003717200   1-Jul-02    30-Jun-03      SSCHU     2
----------------------------------------------------
00004121000   1-Jul-02    30-Jun-03      SSCHU     2
----------------------------------------------------
00004096200   1-Jul-02    30-Jun-03      THEIN     2
----------------------------------------------------
00000503400   1-Jul-02    30-Jun-03      THEIN     2
----------------------------------------------------
00004106700   1-Jul-02    30-Jun-03      TKELL     2
----------------------------------------------------
00004126000   1-Jul-02    30-Jun-03      TKELL     2
----------------------------------------------------
00004127100   1-May-02    30-Apr-03      THEIN     2
----------------------------------------------------
00003658900   1-May-02    30-Apr-03       KFRY     2
----------------------------------------------------
00003659000   1-May-02    30-Apr-03       KFRY     2
----------------------------------------------------
00003764900   1-May-02    30-Apr-03      BENKO     2
----------------------------------------------------
TC931838800   1-Jul-02    30-Jun-03       KFRY     2
----------------------------------------------------
TC931839000   1-Jul-02    30-Jun-03       KFRY     2
----------------------------------------------------
TC931839000   1-Jul-02    30-Jun-03       KFRY     2
----------------------------------------------------
00004130100   1-Jul-02    30-Jun-03      MSMIL     2
----------------------------------------------------
00004130200   1-Jul-02    30-Jun-03      MSMIL     2
----------------------------------------------------
M0000374400   1-Jul-02    30-Jun-03      MSMIL     2
----------------------------------------------------
M0000374500   1-Jul-02    30-Jun-03      MSMIL     2
----------------------------------------------------

                                     A-2-39

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
TC865425100      2002                 1 CL WC                0147     NA Cas Tty X/S Clash        Employers Insurance of Wausau
------------------------------------------------------------------------------------------------------------------------------------
TC882523200      2002                 2 CL WC                0147     NA Cas Tty X/S Clash        Employers Insurance of Wausau
------------------------------------------------------------------------------------------------------------------------------------
00000503100      2002        CL - 2nd Casualty (Clash)       0147     NA Cas Tty X/S Clash      Millers First Insurance Companies
------------------------------------------------------------------------------------------------------------------------------------
TC970028400      2002            PRIMARY C & P Q/S           0302       First Dollar G/L          Great American Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
  4130300        2002                Misc. E&O               0130        NA Cas Tty P/R                  Chubb & Son
------------------------------------------------------------------------------------------------------------------------------------
TC920676000      2002             CASUALTY SURPLUS           0130        NA Cas Tty P/R           Great American Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
M0000572900      2002         Investment Advisors E&O        0140        NA Cas Tty X/S           American International Group,
                                                                                                        (Duplicate Record)
------------------------------------------------------------------------------------------------------------------------------------
TC971066300      2002               2ND CAS RSK              0140        NA Cas Tty X/S            Firemans Fund Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TC971066100      2002            FIRST CAS RSK XOL           0140        NA Cas Tty X/S            Firemans Fund Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TC882643400      2002             3rd Casualty XOL           0140        NA Cas Tty X/S      Michigan Municipal Risk Mgmt Authority
------------------------------------------------------------------------------------------------------------------------------------
  3738900        2002             4th Casualty XOL           0140        NA Cas Tty X/S      Michigan Municipal Risk Mgmt Authority
------------------------------------------------------------------------------------------------------------------------------------
  3739100        2002             1st Casualty XOL           0140        NA Cas Tty X/S      Michigan Municipal Risk Mgmt Authority
------------------------------------------------------------------------------------------------------------------------------------
TC920675900      2002               CASUALTY XOL             0140        NA Cas Tty X/S          Great American Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
M0000477600      2002               2ND CAS XOL              0147     NA Cas Tty X/S Clash       Royal & SunAlliance USA, Inc.
------------------------------------------------------------------------------------------------------------------------------------
M0000477700      2002               3RD CAS XOL              0147     NA Cas Tty X/S Clash       Royal & SunAlliance USA, Inc.
------------------------------------------------------------------------------------------------------------------------------------
M0000477800      2002               4TH CAS XOL              0147     NA Cas Tty X/S Clash       Royal & SunAlliance USA, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TC931098100      2002              2nd Cas Clash             0147     NA Cas Tty X/S Clash       AAA-Mid Atlantic (Keystone)
------------------------------------------------------------------------------------------------------------------------------------
  3732600        2002              2nd Cas Clash             0147     NA Cas Tty X/S Clash                 ACE USA
------------------------------------------------------------------------------------------------------------------------------------
  1756500        2002              3rd Cas Excess            0147     NA Cas Tty X/S Clash        American Modern Home Ins Co
------------------------------------------------------------------------------------------------------------------------------------
  2931000        2002            Third Casualty XOL          0147     NA Cas Tty X/S Clash        Metropolitan Casualty Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TC872047500      2002      FIRST CASUALTY EXCESS OF LOSS     0147     NA Cas Tty X/S Clash       Metropolitan Prop & Cas Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TC911510400      2002             2ND CASUALTY XS            0147     NA Cas Tty X/S Clash       Metropolitan Prop & Cas Ins Co
------------------------------------------------------------------------------------------------------------------------------------
  2247700        2002             3rd Casualty XOL           0147     NA Cas Tty X/S Clash             Royal Specialty
------------------------------------------------------------------------------------------------------------------------------------
  3264100        2002            1ST CASUALTY CLASH          0147     NA Cas Tty X/S Clash       Scottsdale Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
M0000515200      2002            2ND CASUALTY CLASH          0147     NA Cas Tty X/S Clash       Scottsdale Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
M0000515300      2002            3RD CASUALTY CLASH          0147     NA Cas Tty X/S Clash       Scottsdale Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
00004114600      2002             First Cat Excess           0031     NA Ppty Tty X/S Cat           Gulf Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TP930640600      2002               2nd Prop Cat             0031     NA Ppty Tty X/S Cat           Gulf Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TP930640700      2002               3rd Prop Cat             0031     NA Ppty Tty X/S Cat           Gulf Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003256900      2002          1st Catastrophe Excess        0031     NA Ppty Tty X/S Cat       Factory Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003257000      2002          1st Catastrophe Excess        0031     NA Ppty Tty X/S Cat       Factory Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00004113600      2002           3rd Catastrophe XOL          0031     NA Ppty Tty X/S Cat       Factory Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00004125000      2002           3rd Catastrophe XOL          0031     NA Ppty Tty X/S Cat       Factory Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003041800      2002           ist Catastrophe XOL          0031     NA Ppty Tty X/S Cat         Farmland Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003041900      2002           2nd Catastrophe XOL          0031     NA Ppty Tty X/S Cat         Farmland Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003042000      2002           3rd Catastrophe XOL          0031     NA Ppty Tty X/S Cat         Farmland Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
TC865425100   1-Jul-02    30-Jun-03      MSMIL     2
----------------------------------------------------
TC882523200   1-Jul-02    30-Jun-03      MSMIL     2
----------------------------------------------------
00000503100   1-Jul-02    30-Jun-03      THEIN     2
----------------------------------------------------
TC970028400   9/1/2002    8/31/2003      JBEND
----------------------------------------------------
  4130300     7/1/2002    6/30/2003      ASARI
----------------------------------------------------
TC920676000   9/1/2002    8/31/2003      JBEND
----------------------------------------------------
M0000572900   7/1/2002    6/30/2003      ASARI
----------------------------------------------------
TC971066300   7/1/2002    6/30/2003      JBEND
----------------------------------------------------
TC971066100   7/1/2002    6/30/2003      JBEND
----------------------------------------------------
TC882643400   7/1/2002    6/30/2003      RDAVI
----------------------------------------------------
  3738900     7/1/2002    6/30/2003      RDAVI
----------------------------------------------------
  3739100     7/1/2002    6/30/2003      RDAVI
----------------------------------------------------
TC920675900   9/1/2002    8/31/2003      JBEND
----------------------------------------------------
M0000477600   5/1/2002    4/30/2003      JGEAR
----------------------------------------------------
M0000477700   5/1/2002    4/30/2003      JGEAR
----------------------------------------------------
M0000477800   5/1/2002    4/30/2003      JGEAR
----------------------------------------------------
TC931098100   7/1/2002    6/30/2003      MSMIL
----------------------------------------------------
  3732600     7/1/2002    6/30/2003      MSMIL
----------------------------------------------------
  1756500     7/1/2002    6/30/2003      JGEAR
----------------------------------------------------
  2931000     7/1/2002    6/30/2003      MSMIL
----------------------------------------------------
TC872047500   7/1/2002    6/30/2003      MSMIL
----------------------------------------------------
TC911510400   7/1/2002    6/30/2003      MSMIL
----------------------------------------------------
  2247700     7/1/2002    6/30/2003      JGEAR
----------------------------------------------------
  3264100     7/1/2002    6/30/2003      MSMIL
----------------------------------------------------
M0000515200   7/1/2002    6/30/2003      MSMIL
----------------------------------------------------
M0000515300   7/1/2002    6/30/2003      MSMIL
----------------------------------------------------
00004114600   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
TP930640600   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
TP930640700   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
00003256900   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
00003257000   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
00004113600   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
00004125000   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
00003041800   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
00003041900   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
00003042000   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------

                                     A-2-40

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
TP970787800      2002            4th Prop Per Risk           0030     NA Ppty Tty X/S Risk       Hartford Steam Boiler I & I CT
------------------------------------------------------------------------------------------------------------------------------------
TP971013100      2002            4th Prop Per Risk           0030     NA Ppty Tty X/S Risk       Hartford Steam Boiler I & I CT
------------------------------------------------------------------------------------------------------------------------------------
00003110300      2002           Property Quota Share         0010       NA Ppty Tty P/R              Houston Casualty Company
------------------------------------------------------------------------------------------------------------------------------------
TP000636800      2002        1st Property Per Risk XOL       0030     NA Ppty Tty X/S Risk           Nationwide Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP931404300      2002        2nd Property Per Risk XOL       0030     NA Ppty Tty X/S Risk           Nationwide Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP931082800      2002          B-3rd Property Cat XOL        0031     NA Ppty Tty X/S Cat            Pawtucket Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP931082900      2002          B-4th Property Cat XOL        0031     NA Ppty Tty X/S Cat            Pawtucket Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP970861500      2002          B-1st Property Cat XOL        0031     NA Ppty Tty X/S Cat            Pawtucket Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP970862000      2002          B-2nd PropertyCat XOL         0031     NA Ppty Tty X/S Cat            Pawtucket Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP970248000      2002          B-1st Property Cat XOL        0031     NA Ppty Tty X/S Cat            Peninsula Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP970248200      2002          B-2nd Property Cat XOL        0031     NA Ppty Tty X/S Cat            Peninsula Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP970248300      2002          B-3rd Property Cat XOL        0031     NA Ppty Tty X/S Cat            Peninsula Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003058200      2002            B-3rd Property Cat          0031     NA Ppty Tty X/S Cat         Penn Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TP961540100      2002          B-1st Property Cat XOL        0031     NA Ppty Tty X/S Cat         Penn Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TP961540300      2002          B-2nd Property Cat XOL        0031     NA Ppty Tty X/S Cat         Penn Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TP970881800      2002          B-1st Property Cat XOL        0031     NA Ppty Tty X/S Cat           Preferred Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP970881900      2002          B-2nd Property Cat XOL        0031     NA Ppty Tty X/S Cat           Preferred Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP970882000      2002          B-3rd Property Cat XOL        0031     NA Ppty Tty X/S Cat           Preferred Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
TP961600100      2002       B-1st Property Cat/Aggr XOL      0031     NA Ppty Tty X/S Cat        Priority One Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00000738400      2002          B-4th Property Cat XOL        0031     NA Ppty Tty X/S Cat        Rockingham Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961545400      2002          B-3rd Property Cat XOL        0031     NA Ppty Tty X/S Cat        Rockingham Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961545500      2002          B-2nd Property Cat XOL        0031     NA Ppty Tty X/S Cat        Rockingham Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961545800      2002           B-2nd Aggregate XOL          0031     NA Ppty Tty X/S Cat        Rockingham Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961599000      2002           B-3rd Aggregate XOL          0031     NA Ppty Tty X/S Cat        Rockingham Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP971069700      2002          B-1st Property Cat XOL        0031     NA Ppty Tty X/S Cat         Security Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP971069900      2002          B-3rd Property Cat XOL        0031     NA Ppty Tty X/S Cat         Security Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP971070000      2002          B-4th Property Cat XOL        0031     NA Ppty Tty X/S Cat         Security Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP971070100      2002          B-5th Property Cat XOL        0031     NA Ppty Tty X/S Cat         Security Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP971078100      2002          B-2nd Property Cat XOL        0031     NA Ppty Tty X/S Cat         Security Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00002050400      2002       1ST Property Catastrophe CAD     0031     NA Ppty Tty X/S Cat             Travelers Corporation
------------------------------------------------------------------------------------------------------------------------------------
TP931505100      2002       1ST PROPERTY CATASTROPHE XOL     0031     NA Ppty Tty X/S Cat             Travelers Corporation
------------------------------------------------------------------------------------------------------------------------------------
TP931505100      2002       1ST PROPERTY CATASTROPHE XOL     0031     NA Ppty Tty X/S Cat             Travelers Corporation
------------------------------------------------------------------------------------------------------------------------------------
00000084700      2002          B-1st Property Cat XOL        0031     NA Ppty Tty X/S Cat                USA Insurance
------------------------------------------------------------------------------------------------------------------------------------
00003675700      2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat          Utica Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP910265001      2002       2nd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat          Utica Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00002273900      2002         B-1st Agg Excess of Loss       0031     NA Ppty Tty X/S Cat          Wayne Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
TP970787800   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
TP971013100   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
00003110300   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP000636800   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
TP931404300   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
TP931082800   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
TP931082900   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
TP970861500   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
TP970862000   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
TP970248000   1-Apr-02    31-Mar-03      SZILI
----------------------------------------------------
TP970248200   1-Apr-02    31-Mar-03      SZILI
----------------------------------------------------
TP970248300   1-Apr-02    31-Mar-03      SZILI
----------------------------------------------------
00003058200   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP961540100   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP961540300   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP970881800   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
TP970881900   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
TP970882000   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
TP961600100   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
00000738400   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP961545400   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP961545500   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP961545800   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP961599000   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP971069700   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
TP971069900   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
TP971070000   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
TP971070100   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
TP971078100   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
00002050400   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
TP931505100   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
TP931505100   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
00000084700   1-Jun-02    31-May-03      SZILI
----------------------------------------------------
00003675700   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
TP910265001   1-Jul-02    30-Jun-03      SZILI
----------------------------------------------------
00002273900   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------

                                     A-2-41

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00004072300      2002           B-2nd Aggregate XOL          0031     NA Ppty Tty X/S Cat          Wayne Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961585500      2002          B-1st Property Cat XOL        0031     NA Ppty Tty X/S Cat          Wayne Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TP961585600      2002          B-2nd Property Cat XOL        0031     NA Ppty Tty X/S Cat          Wayne Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003920000      2002      B-1st Property Catastrophe XOL    0031     NA Ppty Tty X/S Cat           White Hall Mutual Ins Co
------------------------------------------------------------------------------------------------------------------------------------
00003960300      2002           B-1st Aggregate XOL          0031     NA Ppty Tty X/S Cat      Woodville Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003960400      2002           B-2nd Aggregate XOL          0031     NA Ppty Tty X/S Cat      Woodville Mutual Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00001799800      2002             Genl Mar 1st X/L           0060        OM Treaty X/S            Zurich American Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00001799900      2002             Genl Mar 2nd X/L           0060        OM Treaty X/S            Zurich American Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00001800000      2002             Genl Mar 3rd X/L           0060        OM Treaty X/S            Zurich American Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00002593100      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat   National General Insurance Corporation
------------------------------------------------------------------------------------------------------------------------------------
00002661400      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat            Agricola De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00002708200      2002         2nd Fire Cat XOL - 3yrs.       0091    Intl Ppty Tty X/S Cat   Defence Service Homes Insurance Scheme
------------------------------------------------------------------------------------------------------------------------------------
00002708300      2002        3rd Fire Cat. XOL - 3yrs.       0091    Intl Ppty Tty X/S Cat   Defence Service Homes Insurance Scheme
------------------------------------------------------------------------------------------------------------------------------------
00002708400      2002        4th Fire Cat. XOL - 3yrs.       0091    Intl Ppty Tty X/S Cat   Defence Service Homes Insurance Scheme
------------------------------------------------------------------------------------------------------------------------------------
00002741500      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat             Universal America
------------------------------------------------------------------------------------------------------------------------------------
00002829200      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat             Universal America
------------------------------------------------------------------------------------------------------------------------------------
00003034000      2002      Home Owners/Mortgage Port. CXL    0091    Intl Ppty Tty X/S Cat     AXA Chile Seguros Generales S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003217100      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat   National General Insurance Corporation
------------------------------------------------------------------------------------------------------------------------------------
00003217200      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat   National General Insurance Corporation
------------------------------------------------------------------------------------------------------------------------------------
00003267400      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat            Agricola De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003267600      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat            Agricola De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003269900      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat            Agricola De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003278500      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat     Cia. Nacional De Seguros C Por A
------------------------------------------------------------------------------------------------------------------------------------
00003283000      2002            Gen'l Mar 4th X/L           0060        OM Treaty X/S           Zurich American Insurancez Co
------------------------------------------------------------------------------------------------------------------------------------
00003286200      2002       Zurich American Int'l Cat XL     0091    Intl Ppty Tty X/S Cat       Zurich American Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00003291200      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat      La Intercontinental De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003291900      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat            Commercial America
------------------------------------------------------------------------------------------------------------------------------------
00003292000      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat            Commercial America
------------------------------------------------------------------------------------------------------------------------------------
00003293400      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat            Commercial America
------------------------------------------------------------------------------------------------------------------------------------
00003301200      2002            Covenant Uwrs X/L           0060        OM Treaty X/S                   AXA Group
------------------------------------------------------------------------------------------------------------------------------------
00003301300      2002          Covenant Uwrs B/U X/L         0060        OM Treaty X/S                   AXA Group
------------------------------------------------------------------------------------------------------------------------------------
00003302100      2002            Common Account XL           0091    Intl Ppty Tty X/S Cat            Commercial America
------------------------------------------------------------------------------------------------------------------------------------
00003307400      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat        Seguros Bital S.A. (Mexico)
------------------------------------------------------------------------------------------------------------------------------------
00003307600      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat        Seguros Bital S.A. (Mexico)
------------------------------------------------------------------------------------------------------------------------------------
00003307700      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat        Seguros Bital S.A. (Mexico)
------------------------------------------------------------------------------------------------------------------------------------
00003309100      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat             Universal America
------------------------------------------------------------------------------------------------------------------------------------
00003329400      2002       Motor, WC, El & GTPL-1st XOL     0100      Intl Casualty Tty     United India Insurance Company Limited.
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
00004072300   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP961585500   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
TP961585600   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
00003920000   1-Jan-02    31-Dec-02      SZILI
----------------------------------------------------
00003960300   1-Jan-02     1-Jan-03      SZILI
----------------------------------------------------
00003960400   1-Jan-02     1-Jan-03      SZILI
----------------------------------------------------
00001799800   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
00001799900   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
00001800000   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
00002593100   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00002661400   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00002708200   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------
00002708300   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------
00002708400   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------
00002741500   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00002829200   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003034000   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003217100   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003217200   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003267400   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003267600   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003269900   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003278500   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003283000   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
00003286200   1-Jul-02    30-Jun-03       LYM
----------------------------------------------------
00003291200   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003291900   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003292000   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003293400   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003301200   1-Aug-02    31-Jul-03       KSM
----------------------------------------------------
00003301300   1-Aug-02    31-Jul-03       KSM
----------------------------------------------------
00003302100   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003307400   1-Aug-02    31-Jul-03       RSP
----------------------------------------------------
00003307600   1-Aug-02    31-Jul-03       RSP
----------------------------------------------------
00003307700   1-Aug-02    31-Jul-03       RSP
----------------------------------------------------
00003309100   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003329400   1-Aug-02    31-Jul-03       EYM
----------------------------------------------------

                                     A-2-42

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00003329500      2002      Motor, WC, EL & GTPL - 2nd XOL    0100      Intl Casualty Tty     United India Insurance Company Limited.
------------------------------------------------------------------------------------------------------------------------------------
00003329600      2002      Motor, WC, EL & GTPL - 3rd XOL    0100      Intl Casualty Tty     United India Insurance Company Limited.
------------------------------------------------------------------------------------------------------------------------------------
00003689800      2002          Catastrophe First XOL         0091    Intl Ppty Tty X/S Cat    Allianz Insurance Limited, Australia
------------------------------------------------------------------------------------------------------------------------------------
00003689900      2002          Catastrophe Second XOL        0091    Intl Ppty Tty X/S Cat    Allianz Insurance Limited, Australia
------------------------------------------------------------------------------------------------------------------------------------
00003690000      2002          Catastrophe Fifth XOL         0091    Intl Ppty Tty X/S Cat    Allianz Insurance Limited, Australia
------------------------------------------------------------------------------------------------------------------------------------
00003718700      2002         Property Cat. - 4th XOL        0091    Intl Ppty Tty X/S Cat        Territory Insurance Office
------------------------------------------------------------------------------------------------------------------------------------
00003720600      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat      La Intercontinental De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003726900      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat        ING Seguros Generales S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003727000      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat        ING Seguros Generales S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003727100      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat        ING Seguros Generales S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003736400      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat    Seguros Atlas, S.A. Sociedad Anonima
------------------------------------------------------------------------------------------------------------------------------------
00003736500      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat    Seguros Atlas, S.A. Sociedad Anonima
------------------------------------------------------------------------------------------------------------------------------------
00003736600      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat    Seguros Atlas, S.A. Sociedad Anonima
------------------------------------------------------------------------------------------------------------------------------------
00003736700      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat    Seguros Atlas, S.A. Sociedad Anonima
------------------------------------------------------------------------------------------------------------------------------------
00003736800      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat   National General Insurance Corporation
------------------------------------------------------------------------------------------------------------------------------------
00003738200      2002        Banco Agricola Fire Cat XL      0091    Intl Ppty Tty X/S Cat    Aseguradora Suiza Salvadorena S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003738300      2002        Banco Agricola Fire Cat XL      0091    Intl Ppty Tty X/S Cat    Aseguradora Suiza Salvadorena S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003738400      2002        Banco Agricola Fire Cat XL      0091    Intl Ppty Tty X/S Cat    Aseguradora Suiza Salvadorena S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003738500      2002        Banco Agricola Fire Cat XL      0091    Intl Ppty Tty X/S Cat    Aseguradora Suiza Salvadorena S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003738600      2002        Banco Agricola Fire Cat XL      0091    Intl Ppty Tty X/S Cat    Aseguradora Suiza Salvadorena S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003741100      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat      Seguros Bancomer S. A. de C. V.
------------------------------------------------------------------------------------------------------------------------------------
00003741200      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat      Seguros Bancomer S. A. de C. V.
------------------------------------------------------------------------------------------------------------------------------------
00003741300      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat      Seguros Bancomer S. A. de C. V.
------------------------------------------------------------------------------------------------------------------------------------
00003743800      2002       Additional Retention Risk xl     0091    Intl Ppty Tty X/S Cat     Compania Internacional De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003745300      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat           Seguros Inbursa, S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003745500      2002       Additional Retention Risk XL     0091    Intl Ppty Tty X/S Cat     Compania Internacional De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003745700      2002       Additional Retention Risk XL     0091    Intl Ppty Tty X/S Cat     Compania Internacional De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003747500      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat    Aseguradora Suiza Salvadorena S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003747600      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat    Aseguradora Suiza Salvadorena S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003747700      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat    Aseguradora Suiza Salvadorena S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003747800      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat    Aseguradora Suiza Salvadorena S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003747900      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat    Aseguradora Suiza Salvadorena S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003750000      2002               Fire Cat Xl              0091    Intl Ppty Tty X/S Cat     Cia. Nacional De Seguros C Por A
------------------------------------------------------------------------------------------------------------------------------------
00003755400      2002              P.Rico Cat XL             0091    Intl Ppty Tty X/S Cat                 ACE Group
------------------------------------------------------------------------------------------------------------------------------------
00003756400      2002             Property Cat. XL           0091    Intl Ppty Tty X/S Cat     Compania Internacional De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003756500      2002             Property Cat. XL           0091    Intl Ppty Tty X/S Cat     Compania Internacional De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003757300      2002      Prop. Cat XL cov'g offices/com    0091    Intl Ppty Tty X/S Cat     AXA Chile Seguros Generales S.A.
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
00003329500   1-Aug-02    31-Jul-03       EYM
----------------------------------------------------
00003329600   1-Aug-02    31-Jul-03       EYM
----------------------------------------------------
00003689800   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------
00003689900   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------
00003690000   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------
00003718700   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------
00003720600   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003726900   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003727000   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003727100   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003736400   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003736500   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003736600   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003736700   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003736800   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003738200   1-Jul-02    30-Jun-03      SREDL
----------------------------------------------------
00003738300   1-Jul-02    30-Jun-03      SREDL
----------------------------------------------------
00003738400   1-Jul-02    30-Jun-03      SREDL
----------------------------------------------------
00003738500   1-Jul-02    30-Jun-03      SREDL
----------------------------------------------------
00003738600   1-Jul-02    30-Jun-03      SREDL
----------------------------------------------------
00003741100   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003741200   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003741300   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003743800   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003745300   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003745500   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003745700   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003747500   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003747600   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003747700   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003747800   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003747900   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003750000   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003755400   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003756400   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003756500   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003757300   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------

                                     A-2-43

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00003762400      2002           Fire Excess of Loss          0091    Intl Ppty Tty X/S Cat         Agricola De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003763400      2002             Energy Specific            0060        OM Treaty X/S          XL Specialty Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003763500      2002            Liability Specific          0060        OM Treaty X/S          XL Specialty Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003763900      2002            1st Marine General          0060        OM Treaty X/S          XL Specialty Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003764000      2002            2nd Marine General          0060        OM Treaty X/S          XL Specialty Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003764100      2002            3rd Marine General          0060        OM Treaty X/S          XL Specialty Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003764200      2002            4th Marine General          0060        OM Treaty X/S          XL Specialty Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003765600      2002             1st Recreational           0060        OM Treaty X/S             Lexington Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003765700      2002           2nd Recreational X/L         0060        OM Treaty X/S             Lexington Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003767000      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat               Mapfre Chile
------------------------------------------------------------------------------------------------------------------------------------
00003767100      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat               Mapfre Chile
------------------------------------------------------------------------------------------------------------------------------------
00003769500      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat        Universal Insurance Co (PR)
------------------------------------------------------------------------------------------------------------------------------------
00003770000      2002             Dwelling Cat XL            0091    Intl Ppty Tty X/S Cat         La Centro Americana S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003783600      2002            Canadian Yacht X/L          0060        OM Treaty X/S                ACE INA Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00003896800      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat         Progreso Cia. de Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003897100      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat         Progreso Cia. de Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003897400      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat         Progreso Cia. de Seguros
------------------------------------------------------------------------------------------------------------------------------------
00003973500      2002            ScotiaBank Cat XL           0091    Intl Ppty Tty X/S Cat         La Centro Americana S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003973600      2002            Scotiabank Cat XL           0091    Intl Ppty Tty X/S Cat         La Centro Americana S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003973700      2002            Scotiabank Cat XL           0091    Intl Ppty Tty X/S Cat         La Centro Americana S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003973800      2002            Scotiabank Cat XL           0091    Intl Ppty Tty X/S Cat         La Centro Americana S.A.
------------------------------------------------------------------------------------------------------------------------------------
00003973900      2002            Scotiabank Cat XL           0091    Intl Ppty Tty X/S Cat         La Centro Americana S.A.
------------------------------------------------------------------------------------------------------------------------------------
00004106200      2002           1st Ocean Marine XOL         0060        OM Treaty X/S                    Kemper Group
------------------------------------------------------------------------------------------------------------------------------------
00004106300      2002           2nd Ocean Marine XOL         0060        OM Treaty X/S                    Kemper Group
------------------------------------------------------------------------------------------------------------------------------------
00004117000      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat      Seguros Bancomer S. A. de C. V.
------------------------------------------------------------------------------------------------------------------------------------
00004117200      2002      2L Cat XL on WW ex/USA,Can,Eur    0091    Intl Ppty Tty X/S Cat       Zurich American Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00004117300      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat       United Surety & Indemnity Co
------------------------------------------------------------------------------------------------------------------------------------
00004121400      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat               Mapfre Chile
------------------------------------------------------------------------------------------------------------------------------------
00004121500      2002        Property Cat. - 1st layer       0091    Intl Ppty Tty X/S Cat      Suncorp Metway Insurance, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00004121600      2002         Property Cat. - 2nd XOL        0091    Intl Ppty Tty X/S Cat      Suncorp Metway Insurance, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00004121700      2002         Property Cat. - 3rd XOL        0091    Intl Ppty Tty X/S Cat      Suncorp Metway Insurance, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00004121800      2002         Property Cat. - 4th XOL        0091    Intl Ppty Tty X/S Cat      Suncorp Metway Insurance, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00004121900      2002         Property Cat. - 5th XOL        0091    Intl Ppty Tty X/S Cat        Territory Insurance Office
------------------------------------------------------------------------------------------------------------------------------------
00004124300      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat               Mapfre Chile
------------------------------------------------------------------------------------------------------------------------------------
00004124500      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat               Mapfre Chile
------------------------------------------------------------------------------------------------------------------------------------
00004124600      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat               Mapfre Chile
------------------------------------------------------------------------------------------------------------------------------------
00004125300      2002             Dwelling Cat XL            0091    Intl Ppty Tty X/S Cat         La Centro Americana S.A.
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
00003762400   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003763400   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
00003763500   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
00003763900   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
00003764000   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
00003764100   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
00003764200   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
00003765600   1-Jun-02    31-May-03       KSM
----------------------------------------------------
00003765700   1-Jun-02    31-May-03       KSM
----------------------------------------------------
00003767000   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003767100   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003769500   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003770000   30-Jul-02   30-Jul-03       RSP
----------------------------------------------------
00003783600   1-Aug-02    31-Jul-03       KSM
----------------------------------------------------
00003896800   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003897100   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003897400   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00003973500   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003973600   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003973700   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003973800   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00003973900   1-Jan-02    31-Dec-02       RSP
----------------------------------------------------
00004106200   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
00004106300   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
00004117000   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004117200   1-Jul-02    30-Jun-03       LYM
----------------------------------------------------
00004117300   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004121400   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004121500   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------
00004121600   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------
00004121700   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------
00004121800   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------
00004121900   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------
00004124300   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004124500   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004124600   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004125300   30-Jul-02   30-Jul-03       RSP
----------------------------------------------------

                                     A-2-44

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00004125400      2002             Dwelling Cat XL            0091    Intl Ppty Tty X/S Cat         La Centro Americana S.A.
------------------------------------------------------------------------------------------------------------------------------------
00004125500      2002             Dwelling Cat XL            0091    Intl Ppty Tty X/S Cat         La Centro Americana S.A.
------------------------------------------------------------------------------------------------------------------------------------
00004125600      2002             Dwelling Cat XL            0091    Intl Ppty Tty X/S Cat         La Centro Americana S.A.
------------------------------------------------------------------------------------------------------------------------------------
00004126600      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat        ING Seguros Generales S.A.
------------------------------------------------------------------------------------------------------------------------------------
00004126700      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat        ING Seguros Generales S.A.
------------------------------------------------------------------------------------------------------------------------------------
00004126800      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat        ING Seguros Generales S.A.
------------------------------------------------------------------------------------------------------------------------------------
00004128000      2002      Home Owners/Mortgage Port. CXL    0091    Intl Ppty Tty X/S Cat     AXA Chile Seguros Generales S.A.
------------------------------------------------------------------------------------------------------------------------------------
00004128100      2002      Home Owners/Mortgage Port. CXL    0091    Intl Ppty Tty X/S Cat     AXA Chile Seguros Generales S.A.
------------------------------------------------------------------------------------------------------------------------------------
00004128200      2002      Home Owners/Mortgage Port. CXL    0091    Intl Ppty Tty X/S Cat     AXA Chile Seguros Generales S.A.
------------------------------------------------------------------------------------------------------------------------------------
00004128400      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat     Cia. Nacional De Seguros C Por A
------------------------------------------------------------------------------------------------------------------------------------
00004128800      2002            Common Account XL           0091    Intl Ppty Tty X/S Cat            Commercial America
------------------------------------------------------------------------------------------------------------------------------------
00004128900      2002            Common Account XL           0091    Intl Ppty Tty X/S Cat            Commercial America
------------------------------------------------------------------------------------------------------------------------------------
00004129000      2002            Common Account XL           0091    Intl Ppty Tty X/S Cat            Commercial America
------------------------------------------------------------------------------------------------------------------------------------
00004129400      2002            Gen'l Mar 5th X/L           0060        OM Treaty X/S            Zurich American Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
00004132600      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat        Seguros Bital S.A. (Mexico)
------------------------------------------------------------------------------------------------------------------------------------
00004132900      2002            Shortfall Risk XL           0090    Intl Ppty Tty X/S Risk    Cia. Nacional De Seguros C Por A
------------------------------------------------------------------------------------------------------------------------------------
00004133000      2002          Engineering Working XL        0090    Intl Ppty Tty X/S Risk    Cia. Nacional De Seguros C Por A
------------------------------------------------------------------------------------------------------------------------------------
00004134500      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat            Securos Banreservas
------------------------------------------------------------------------------------------------------------------------------------
00004134600      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat       National Caribbean Insurance
------------------------------------------------------------------------------------------------------------------------------------
00004134700      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat       National Caribbean Insurance
------------------------------------------------------------------------------------------------------------------------------------
00004134800      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat       National Caribbean Insurance
------------------------------------------------------------------------------------------------------------------------------------
00004134900      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat       Compania De Seguros Palic, SA
------------------------------------------------------------------------------------------------------------------------------------
00004135000      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat       Compania De Seguros Palic, SA
------------------------------------------------------------------------------------------------------------------------------------
00004135100      2002               Fire Risk XL             0090    Intl Ppty Tty X/S Risk      National Caribbean Insurance
------------------------------------------------------------------------------------------------------------------------------------
00004135200      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat       Consorcio Naciona De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00004135300      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat       Consorcio Naciona De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00004135400      2002               Fire Risk XL             0091    Intl Ppty Tty X/S Cat       National Caribbean Insurance
------------------------------------------------------------------------------------------------------------------------------------
00004135500      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat       Consorcio Naciona De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00004135600      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat       Consorcio Naciona De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00004135700      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat       Consorcio Naciona De Seguros
------------------------------------------------------------------------------------------------------------------------------------
00004138100      2002          5th Marine General XL         0060        OM Treaty X/S            XL Specialty Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00004138200      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat            Securos Banreservas
------------------------------------------------------------------------------------------------------------------------------------
00004138300      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat            Securos Banreservas
------------------------------------------------------------------------------------------------------------------------------------
00004138400      2002             Property Cat XL            0091    Intl Ppty Tty X/S Cat            Securos Banreservas
------------------------------------------------------------------------------------------------------------------------------------
00004139700      2002      Motor, EC/EL, PL XOL-1st layer    0100      Intl Casualty Tty             Falcon Inc. Co. Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00004139800      2002      Motor, EC/EL, PL XOL-2nd layer    0100      Intl Casualty Tty             Falcon Inc. Co. Ltd.
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
00004125400   30-Jul-02   30-Jul-03       RSP
----------------------------------------------------
00004125500   30-Jul-02   30-Jul-03       RSP
----------------------------------------------------
00004125600   30-Jul-02   30-Jul-03       RSP
----------------------------------------------------
00004126600   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004126700   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004126800   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004128000   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004128100   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004128200   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004128400   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004128800   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004128900   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004129000   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004129400   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
00004132600   1-Aug-02    31-Jul-03       RSP
----------------------------------------------------
00004132900   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004133000   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004134500   1-Jul-02     1-Jul-03       RSP
----------------------------------------------------
00004134600   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004134700   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004134800   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004134900   1-Jul-02    30-Jun-03      SREDL
----------------------------------------------------
00004135000   1-Jul-02    30-Jun-03      SREDL
----------------------------------------------------
00004135100   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004135200   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004135300   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004135400   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004135500   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004135600   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004135700   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
00004138100   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
00004138200   1-Jul-02     1-Jul-03       RSP
----------------------------------------------------
00004138300   1-Jul-02     1-Jul-03       RSP
----------------------------------------------------
00004138400   1-Jul-02     1-Jul-03       RSP
----------------------------------------------------
00004139700   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------
00004139800   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------

                                     A-2-45

EXHIBIT A-2
THE REINSURANCE CONTRACTS

             Underwriting                                 Reserving
 Contract #      Year                User Title             Class       Reserving Class                    Cedant Name
------------------------------------------------------------------------------------------------------------------------------------
00004139900      2002      Motor, EC/EL, PL XOL-3rd layer    0100      Intl Casualty Tty             Falcon Inc. Co. Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00004140000      2002      Motor, EC/EL, PL XOL-4th layer    0100      Intl Casualty Tty             Falcon Inc. Co. Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00004140500      2002        Miscellaneous XL Tent Plan      0100      Intl Casualty Tty          Aseguradora Comercial De Panama
------------------------------------------------------------------------------------------------------------------------------------
00004146700      2002           M.L.A. xs P&I Cover          0060        OM Treaty X/S        Massachusetts Lobstermens Assoc.Inc
------------------------------------------------------------------------------------------------------------------------------------
TF881592100      2002             3RD FIRE CAT XL            0091    Intl Ppty Tty X/S Cat   Defence Service Homes Insurance Scheme
------------------------------------------------------------------------------------------------------------------------------------
TF912089400      2002           3RD PROPERTY CAT X/L         0091    Intl Ppty Tty X/S Cat      R.A.C.Q. Insurance Pty. Limited
------------------------------------------------------------------------------------------------------------------------------------
TF931437700      2002             2ND FIRE CAT XOL           0091    Intl Ppty Tty X/S Cat   Defence Service Homes Insurance Scheme
------------------------------------------------------------------------------------------------------------------------------------
TF931438600      2002             4TH FIRE CAT XOL           0091    Intl Ppty Tty X/S Cat   Defence Service Homes Insurance Scheme
------------------------------------------------------------------------------------------------------------------------------------
TM941321200      2002        GENL MAR (EX RIG) 1ST CAT       0060        OM Treaty X/S            Atlantic Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TM941321300      2002        GENL MAR (EX RIG) 2ND CAT       0060        OM Treaty X/S            Atlantic Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TM941321400      2002        GENL MAR (EX RIG) 3RD CAT       0060        OM Treaty X/S            Atlantic Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TM960414600      2002           1ST MARINE CLASH X/L         0060        OM Treaty X/S                  Chubb & Son, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TM960414700      2002           2ND MARINE CLASH X/L         0060        OM Treaty X/S                  Chubb & Son, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TM960414800      2002           3RD MARINE CLASH X/L         0060        OM Treaty X/S                  Chubb & Son, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TM960414900      2002           1ST MARINE RISK X/L          0060        OM Treaty X/S                  Chubb & Son, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TM960415000      2002           2ND MARINE RISK X/L          0060        OM Treaty X/S                  Chubb & Son, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TM960990500      2002       Gen'l Marine (Ex Rig) 4th XL     0060        OM Treaty X/S             Atlantic Mutual Insurance Co
------------------------------------------------------------------------------------------------------------------------------------
TN950110300      2002             Fire Per Risk XL           0091    Intl Ppty Tty X/S Cat           Seguros Inbursa, S.A.
------------------------------------------------------------------------------------------------------------------------------------
TN950110600      2002              Fire Per Risk             0091    Intl Ppty Tty X/S Cat           Seguros Inbursa, S.A.
------------------------------------------------------------------------------------------------------------------------------------
TN960026900      2002              Fire Per Risk             0091    Intl Ppty Tty X/S Cat           Seguros Inbursa, S.A.
------------------------------------------------------------------------------------------------------------------------------------
TN961706000      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat           Seguros Inbursa, S.A.
------------------------------------------------------------------------------------------------------------------------------------
TN961707200      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat           Seguros Inbursa, S.A.
------------------------------------------------------------------------------------------------------------------------------------
TN971002400      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat     Cia. Nacional De Seguros C Por A
------------------------------------------------------------------------------------------------------------------------------------
TF950628200      2002          PROPERTY PER RISK XOL         0090    Intl Ppty Tty X/S Risk        Pacific Indemnity Company
------------------------------------------------------------------------------------------------------------------------------------
00003670900      2002             1.L.-S/L IT Hail           0091    Intl Ppty Tty X/S Cat      Generali - Assicurazioni Generali
                                                                                                      S.p.A. - Composite
------------------------------------------------------------------------------------------------------------------------------------
00003671000      2002             2.L.-S/L IT Hail           0091    Intl Ppty Tty X/S Cat      Generali - Assicurazioni Generali
                                                                                                      S.p.A. - Composite
------------------------------------------------------------------------------------------------------------------------------------
00004126300      2002          Property 3rd Cat. XOL         0091    Intl Ppty Tty X/S Cat     Pacific Indemnity Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00004126400      2002          Property 4th Cat. XOL         0091    Intl Ppty Tty X/S Cat     Pacific Indemnity Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
TF971003100      2002          Property 5th Cat. XOL         0091    Intl Ppty Tty X/S Cat     Pacific Indemnity Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
00000226000      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat   Victoria Mutual Insurance Company Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00002106600      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat   Victoria Mutual Insurance Company Ltd.
------------------------------------------------------------------------------------------------------------------------------------
00002106700      2002               Fire Cat XL              0091    Intl Ppty Tty X/S Cat   Victoria Mutual Insurance Company Ltd.
------------------------------------------------------------------------------------------------------------------------------------

              Effective   Expiration      Primary
 Contract #      Date        Date       Underwriter
----------------------------------------------------
00004139900   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------
00004140000   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------
00004140500   1-Jul-02    30-Jun-03      SREDL
----------------------------------------------------
00004146700   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
TF881592100   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------
TF912089400   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------
TF931437700   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------
TF931438600   1-Jul-02    30-Jun-03       EYM
----------------------------------------------------
TM941321200   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
TM941321300   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
TM941321400   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
TM960414600   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
TM960414700   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
TM960414800   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
TM960414900   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
TM960415000   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
TM960990500   1-Jul-02    30-Jun-03       KSM
----------------------------------------------------
TN950110300   30-Jun-02   29-Jun-03       RSP
----------------------------------------------------
TN950110600   30-Jun-02   29-Jun-03       RSP
----------------------------------------------------
TN960026900   30-Jun-02   29-Jun-03       RSP
----------------------------------------------------
TN961706000   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
TN961707200   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
TN971002400   1-Jul-02    30-Jun-03       RSP
----------------------------------------------------
TF950628200   1-Jun-02    31-May-03       EYM
----------------------------------------------------
00003670900   1-Jan-02    31-Dec-02       LYM
----------------------------------------------------
00003671000   1-Jan-02    31-Dec-02       LYM
----------------------------------------------------
00004126300   1-Jun-02    31-May-03       EYM
----------------------------------------------------
00004126400   1-Jun-02    31-May-03       EYM
----------------------------------------------------
TF971003100   1-Jun-02    31-May-03       EYM
----------------------------------------------------
00000226000   1-Oct-02    30-Sep-03       RSP
----------------------------------------------------
00002106600   1-Oct-02    30-Sep-03       RSP
----------------------------------------------------
0002106700    1-Oct-02    30-Sep-03       RSP
----------------------------------------------------

                                     A-2-46

EXHIBIT A-2
THE REINSURANCE CONTRACTS

              Underwriting                               Reserving
 Contract #       Year               User Title            Class      Reserving Class                  Cedant Name
----------------------------------------------------------------------------------------------------------------------------------
00002106900       2002             Fire Cat XL              0091   Intl Ppty Tty X/S Cat       Victoria Mutual Insurance Company
                                                                                                              Ltd.
----------------------------------------------------------------------------------------------------------------------------------
00002983900       2002             Fire Cat XL              0091   Intl Ppty Tty X/S Cat               La Colonial, S.A.
----------------------------------------------------------------------------------------------------------------------------------
00002984000       2002             Fire Cat XL              0091   Intl Ppty Tty X/S Cat               La Colonial, S.A.
----------------------------------------------------------------------------------------------------------------------------------
00002984600       2002             Fire Cat XL              0091   Intl Ppty Tty X/S Cat               La Colonial, S.A.
----------------------------------------------------------------------------------------------------------------------------------
00003291300       2002             Fire Cat XL              0091   Intl Ppty Tty X/S Cat               La Colonial, S.A.
----------------------------------------------------------------------------------------------------------------------------------
00003291500       2002             Fire Cat XL              0091   Intl Ppty Tty X/S Cat               La Colonial, S.A.
----------------------------------------------------------------------------------------------------------------------------------
00000257000       2002        1st Property Per Risk         0030    NA Ppty Tty X/S Risk       Millers First Insurance Companies
----------------------------------------------------------------------------------------------------------------------------------
00000257100       2002        2nd Property Per Risk         0030    NA Ppty Tty X/S Risk       Millers First Insurance Companies
----------------------------------------------------------------------------------------------------------------------------------
00001429600       2002     Garage Liability Quota Share     0303   First Dollar Auto Phys      Southern Pioneer and Casualty Ins.
                                                                           Dam                                  Co
----------------------------------------------------------------------------------------------------------------------------------
00004096200       2002      Combination Excess of Loss      0030    NA Ppty Tty X/S Risk           Great Lakes Mutual Ins Co
----------------------------------------------------------------------------------------------------------------------------------
00003338300       2002       67% Property Quota Share       0010      NA Ppty Tty P/R            National American Ins Co (OK)
----------------------------------------------------------------------------------------------------------------------------------
M0000485700       2002     NON-OBLIGATORY PROP SURPLUS      0010      NA Ppty Tty P/R                RLI Insurance Company
----------------------------------------------------------------------------------------------------------------------------------
00002847600       2002             2nd Per Risk             0030    NA Ppty Tty X/S Risk             RLI Insurance Company
----------------------------------------------------------------------------------------------------------------------------------
00004059900       2002        K&K Property Per Risk         0030    NA Ppty Tty X/S Risk          Great American Insurance Co
----------------------------------------------------------------------------------------------------------------------------------
00004102200       2002    2nd Comm Property Per Risk XL     0030    NA Ppty Tty X/S Risk          Continental Casualty Company
----------------------------------------------------------------------------------------------------------------------------------
00004102300       2002    3rd Comm Property Per Risk XL     0030    NA Ppty Tty X/S Risk          Continental Casualty Company
----------------------------------------------------------------------------------------------------------------------------------
00004106400       2002       First Property Per Risk        0030    NA Ppty Tty X/S Risk              Arch Reinsurance Ltd
----------------------------------------------------------------------------------------------------------------------------------
00004106500       2002        2nd Property Per Risk         0030    NA Ppty Tty X/S Risk              Arch Reinsurance Ltd
----------------------------------------------------------------------------------------------------------------------------------
00004130700       2002    2nd Comm Property Per Risk XL     0030    NA Ppty Tty X/S Risk          Continental Casualty Company
----------------------------------------------------------------------------------------------------------------------------------
00004130800       2002    3rd Comm Property Per Risk XL     0030    NA Ppty Tty X/S Risk          Continental Casualty Company
----------------------------------------------------------------------------------------------------------------------------------
00004152500       2002         1st General Per Risk         0030    NA Ppty Tty X/S Risk             Arch Insurance Company
----------------------------------------------------------------------------------------------------------------------------------
00004152600       2002         2nd General Per Risk         0030    NA Ppty Tty X/S Risk             Arch Insurance Company
----------------------------------------------------------------------------------------------------------------------------------
TP865234200       2002          2nd Prop Per Risk           0030    NA Ppty Tty X/S Risk          Atlantic Mutual Insurance Co
----------------------------------------------------------------------------------------------------------------------------------
TP930934300       2002         HO Prop Per Risk XOL         0030    NA Ppty Tty X/S Risk         Interins Exch of the Auto Club
----------------------------------------------------------------------------------------------------------------------------------
TP931492300       2002    1st Comm Property Per Risk XL     0030    NA Ppty Tty X/S Risk          Continental Casualty Company
----------------------------------------------------------------------------------------------------------------------------------
TP960730800       2002    1st Comm Property Per Risk XL     0030    NA Ppty Tty X/S Risk          Continental Casualty Company
----------------------------------------------------------------------------------------------------------------------------------
TP970780200       2002      First Per Risk(Frmly U/L)       0030    NA Ppty Tty X/S Risk           Hartford Specialty Company
----------------------------------------------------------------------------------------------------------------------------------
00003203300       2002     Fourth Property Catastrophe      0031    NA Ppty Tty X/S Cat             Century-National Ins Co
----------------------------------------------------------------------------------------------------------------------------------
00003234000       2002      4th Prop. Cat (Frmly 5th)       0031    NA Ppty Tty X/S Cat          Philadelphia Indemnity Ins Co
----------------------------------------------------------------------------------------------------------------------------------
00003294300       2002       5th Property Catastrophe       0031    NA Ppty Tty X/S Cat            Hartford Specialty Company
----------------------------------------------------------------------------------------------------------------------------------
00003294400       2002       5th Property Catastrophe       0031    NA Ppty Tty X/S Cat            Hartford Specialty Company
----------------------------------------------------------------------------------------------------------------------------------
00003620400       2002        1st NJ APD Cat Excess         0031    NA Ppty Tty X/S Cat           State Farm Indemnity Company
----------------------------------------------------------------------------------------------------------------------------------

                Effective     Expiration     Primary
Contract #         Date          Date      Underwriter
------------------------------------------------------
00002106900     1-Oct-02      30-Sep-03        RSP
-----------------------------------------------------
00002983900     1-Jul-02      30-Jun-03       SREDL
-----------------------------------------------------
00002984000     1-Jul-02      30-Jun-03       SREDL
-----------------------------------------------------
00002984600     1-Jul-02      30-Jun-03       SREDL
-----------------------------------------------------
00003291300     1-Jul-02      30-Jun-03        RSP
-----------------------------------------------------
00003291500     1-Jul-02      30-Jun-03        RSP
-----------------------------------------------------
00000257000     1-Jul-02      30-Jun-03       THEIN
-----------------------------------------------------
00000257100     1-Jul-02      30-Jun-03       THEIN
-----------------------------------------------------
00001429600     1-Apr-02      31-Mar-03       SSCHU
-----------------------------------------------------
00004096200     1-Jul-02      30-Jun-03       THEIN
-----------------------------------------------------
00003338300     1-Jan-02      31-Dec-02       JRODD
-----------------------------------------------------
M0000485700     1-Jul-02      30-Jun-03       JRODD
-----------------------------------------------------
00002847600     1-Jan-02      31-Dec-02       JRODD
-----------------------------------------------------
00004059900     30-Mar-02     28-Feb-03       JRODD
-----------------------------------------------------
00004102200     1-Jul-02      30-Jun-03       JRODD
-----------------------------------------------------
00004102300     1-Jul-02      30-Jun-03       JRODD
-----------------------------------------------------
00004106400     1-Jul-02      30-Jun-03       JRODD
-----------------------------------------------------
00004106500     1-Jul-02      30-Jun-03       JRODD
-----------------------------------------------------
00004130700     1-Jul-02      30-Jun-03       JRODD
-----------------------------------------------------
00004130800     1-Jul-02      30-Jun-03       JRODD
-----------------------------------------------------
00004152500     1-Jul-02      30-Jun-03       JRODD
-----------------------------------------------------
00004152600     1-Jul-02      30-Jun-03       JRODD
-----------------------------------------------------
TP865234200     1-Jul-02      30-Jun-03       JRODD
-----------------------------------------------------
TP930934300     1-Jul-02      30-Jun-03       JRODD
-----------------------------------------------------
TP931492300     1-Jul-02      30-Jun-03       JRODD
-----------------------------------------------------
TP960730800     1-Jul-02      30-Jun-03       JRODD
-----------------------------------------------------
TP970780200     1-Jul-02      30-Jun-03       JRODD
-----------------------------------------------------
00003203300     1-Jul-02      30-Jun-03       JRODD
-----------------------------------------------------
00003234000     1-Jun-02      31-May-03       JRODD
-----------------------------------------------------
00003294300     1-Jul-02      30-Jun-03       JRODD
-----------------------------------------------------
00003294400     1-Jul-02      30-Jun-03       JRODD
-----------------------------------------------------
00003620400     1-Jul-02      30-Jun-03       JRODD
-----------------------------------------------------

                                     A-2-47

EXHIBIT A-2
THE REINSURANCE CONTRACTS

                 Underwriting                                Reserving
 Contract #         Year               User Title              Class      Reserving Class                   Cedant Name
----------------------------------------------------------------------------------------------------------------------------------
00003997300         2002               4th Prop Cat             0031     NA Ppty Tty X/S Cat          Trumbull Insurance Company
----------------------------------------------------------------------------------------------------------------------------------
00004045300         2002           Florida Catastrophe          0031     NA Ppty Tty X/S Cat        State Farm Fire & Casualty Co
----------------------------------------------------------------------------------------------------------------------------------
00004081100         2002         Second Super Catastrophe       0031     NA Ppty Tty X/S Cat                 ACE Limted
----------------------------------------------------------------------------------------------------------------------------------
00004087500         2002        Third Property Catastrophe      0031     NA Ppty Tty X/S Cat        Virginia Surety Company Inc
----------------------------------------------------------------------------------------------------------------------------------
00004123100         2002                 1st Cat                0031     NA Ppty Tty X/S Cat              XL Insurance Ltd
----------------------------------------------------------------------------------------------------------------------------------
00004123200         2002                 2nd Cat                0031     NA Ppty Tty X/S Cat              XL Insurance Ltd
----------------------------------------------------------------------------------------------------------------------------------
00004123300         2002                 3rd Cat                0031     NA Ppty Tty X/S Cat              XL Insurance Ltd
----------------------------------------------------------------------------------------------------------------------------------
00004123400         2002       Second Property Catastrophe      0031     NA Ppty Tty X/S Cat          Armed Forces Ins Exchange
----------------------------------------------------------------------------------------------------------------------------------
00004123700         2002        Fifth Property Catastrophe      0031     NA Ppty Tty X/S Cat          Armed Forces Ins Exchange
----------------------------------------------------------------------------------------------------------------------------------
00004123800         2002       Sixth Property Catastropfhe      0031     NA Ppty Tty X/S Cat          Armed Forces Ins Exchange
----------------------------------------------------------------------------------------------------------------------------------
M0000201300         2002              TOP CAT EXCESS            0031     NA Ppty Tty X/S Cat         American Family Mutual Ins
                                                                                                                Co
----------------------------------------------------------------------------------------------------------------------------------
M0000540600         2002           Aggregate Cat Excess         0031     NA Ppty Tty X/S Cat           California Earthquake
                                                                                                             Authority
----------------------------------------------------------------------------------------------------------------------------------
M0000568600         2002              California Cat            0031     NA Ppty Tty X/S Cat         State Farm Fire & Casualty
                                                                                                                Co
----------------------------------------------------------------------------------------------------------------------------------
M0000568700         2002                Texas Cat               0031     NA Ppty Tty X/S Cat         State Farm Fire & Casualty
                                                                                                                Co
----------------------------------------------------------------------------------------------------------------------------------
M0000568800         2002             Countrywide Cat            0031     NA Ppty Tty X/S Cat         State Farm Fire & Casualty
                                                                                                                Co
----------------------------------------------------------------------------------------------------------------------------------
M0000568900         2002          2nd NJ APD Cat Excess         0031     NA Ppty Tty X/S Cat         State Farm Fire & Casualty
                                                                                                                Co
----------------------------------------------------------------------------------------------------------------------------------
TP000590000         2002      2nd Property Cat XL(FRMLY 3rd)    0031     NA Ppty Tty X/S Cat          Wausau Insurance Company
----------------------------------------------------------------------------------------------------------------------------------
TP930934200         2002             1st Prop Cat XOL           0031     NA Ppty Tty X/S Cat         Interins Exch of the Auto
                                                                                                               Club
----------------------------------------------------------------------------------------------------------------------------------
TP931588300         2002           3rd Property Cat XL          0031     NA Ppty Tty X/S Cat         Hartford Specialty Company
----------------------------------------------------------------------------------------------------------------------------------
TP932357100         2002             3rd Catastrophe            0031     NA Ppty Tty X/S Cat          OneBeacon Insurance Group
----------------------------------------------------------------------------------------------------------------------------------
TP950532000         2002           3rd Property Cat XL          0031     NA Ppty Tty X/S Cat         Hartford Specialty Company
----------------------------------------------------------------------------------------------------------------------------------
TP951151300         2002           4th Property Cat XL          0031     NA Ppty Tty X/S Cat         Hartford Specialty Company
----------------------------------------------------------------------------------------------------------------------------------
TP951151700         2002           4th Property Cat XL          0031     NA Ppty Tty X/S Cat         Hartford Specialty Company
----------------------------------------------------------------------------------------------------------------------------------
00002536200         2002       3rd Property Catastrophe XOL     0190        Assumed Retro             Hartford Re Management
                                                                                                              Company
----------------------------------------------------------------------------------------------------------------------------------
00003742700         2002          3rd Property Cat Retro        0190        Assumed Retro            Farm Family Casualty Ins
                                                                                                                Co
----------------------------------------------------------------------------------------------------------------------------------
00003862800         2002      10B 2nd Evt ILW Natural Perils    0190        Assumed Retro               E E Patrick (Lloyd'S)
                                                                                                               566
----------------------------------------------------------------------------------------------------------------------------------
00004005900         2002      20B ILW all Perils, 11 months     0190        Assumed Retro              AXA Corporate Solutions
                                                                                                            (Canada Branch)
----------------------------------------------------------------------------------------------------------------------------------
00004006900         2002      10B ILW, All Natural, 50 State    0190        Assumed Retro            Europa Rueckversicherung
                                                                                                        Aktiengesellschaft
----------------------------------------------------------------------------------------------------------------------------------
00004114200         2002      22.5b ILW, Natural, No Reinsta    0190        Assumed Retro               M C Watkins (Lloyd'S)
                                                                                                                457
----------------------------------------------------------------------------------------------------------------------------------
00004137500         2002      15B ILW, All Natural, NoReinst    0190        Assumed Retro               B F Caudle (Lloyd'S)
                                                                                                                780
----------------------------------------------------------------------------------------------------------------------------------
00004104100         2002           50% Net Quota Share          0010       NA Ppty Tty P/R            Clarendon National Ins Co
----------------------------------------------------------------------------------------------------------------------------------

                  Effective   Expiration     Primary
Contract #           Date        Date      Underwriter
------------------------------------------------------
00003997300        1-Jan-02    31-Dec-02      JRODD
------------------------------------------------------
00004045300        1-Jul-02    30-Jun-03      JRODD
------------------------------------------------------
00004081100        1-May-02     1-Mar-03      JRODD
------------------------------------------------------
00004087500        1-Jul-02    30-Jun-03      JRODD
------------------------------------------------------
00004123100        1-Jul-02    30-Jun-03      JRODD
------------------------------------------------------
00004123200        1-Jul-02    30-Jun-03      JRODD
------------------------------------------------------
00004123300        1-Jul-02    30-Jun-03      JRODD
------------------------------------------------------
00004123400        1-Jul-02    30-Jun-03      JRODD
------------------------------------------------------
00004123700        1-Jul-02    30-Jun-03      JRODD
------------------------------------------------------
00004123800        1-Jul-02    30-Jun-03      JRODD
------------------------------------------------------
M0000201300        1-Jan-02    31-Dec-02      JRODD
------------------------------------------------------
M0000540600        1-Jan-02    31-Dec-02      JRODD
------------------------------------------------------
M0000568600        1-Jul-02    30-Jun-03      JRODD
------------------------------------------------------
M0000568700        1-Jul-02    30-Jun-03      JRODD
------------------------------------------------------
M0000568800        1-Jul-02    30-Jun-03      JRODD
------------------------------------------------------
M0000568900        1-Jul-02    30-Jun-03      JRODD
------------------------------------------------------
TP000590000        1-Jul-02    30-Jun-03      JRODD
------------------------------------------------------
TP930934200        1-Jul-02    30-Jun-03      JRODD
------------------------------------------------------
TP931588300        1-Jul-02    30-Jun-03      JRODD
------------------------------------------------------
TP932357100        1-Jan-02    31-Dec-02      JRODD
------------------------------------------------------
TP950532000        1-Jul-02    30-Jun-03      JRODD
------------------------------------------------------
TP951151300        1-Jul-02    30-Jun-03      JRODD
------------------------------------------------------
TP951151700        1-Jul-02    30-Jun-03      JRODD
------------------------------------------------------
00002536200        1-Jun-02    31-Jul-03      JRODD
------------------------------------------------------
00003742700        1-Aug-02    31-Jul-03      JRODD
------------------------------------------------------
00003862800        1-Jan-02    31-Dec-02      JRODD
------------------------------------------------------
00004005900        1-Jan-02    31-Dec-02      JRODD
------------------------------------------------------
00004006900        1-Feb-02    31-Dec-02      JRODD
------------------------------------------------------
00004114200        20-Jun-02   19-Jun-03      JRODD
------------------------------------------------------
00004137500        3-Jul-02     2-Jul-03      JRODD
------------------------------------------------------
00004104100        1-Jun-02    31-May-03      JBARR
------------------------------------------------------

                                     A-2-48

EXHIBIT A-2
THE REINSURANCE CONTRACTS

                 Underwriting                                Reserving
 Contract #         Year               User Title              Class       Reserving Class                  Cedant Name
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Commonwealth Insurance
TP931347400         2002          US Ppty First Surplus         0010       NA Ppty Tty P/R                    Company
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Commonwealth Insurance
TP940707700         2002          US Ppty First Surplus         0010       NA Ppty Tty P/R                    Company
---------------------------------------------------------------------------------------------------------------------------------
TP941281800         2002          Heavy Property Surplus        0010       NA Ppty Tty P/R           Great American Insurance Co
---------------------------------------------------------------------------------------------------------------------------------
00000893900         2002       2nd Mid Mkt/Sml Bus Per Risk     0030     NA Ppty Tty X/S Risk        Zurich American Ins Co of IL
---------------------------------------------------------------------------------------------------------------------------------
00003787600         2002          2nd Livestock Per Risk        0030     NA Ppty Tty X/S Risk         Hartford Fire Insurance Co
---------------------------------------------------------------------------------------------------------------------------------
TP970488400         2002          1st Livestock Per Risk        0030     NA Ppty Tty X/S Risk         Hartford Fire Insurance Co
---------------------------------------------------------------------------------------------------------------------------------
TP971043200         2002       Corporate Customer Per Risk      0030     NA Ppty Tty X/S Risk        Zurich American Ins Co of IL
---------------------------------------------------------------------------------------------------------------------------------
00000033501         2002       1st Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat             Glencoe Insurance Ltd.
---------------------------------------------------------------------------------------------------------------------------------
00000275500         2002        Heavy Prop Excess of Loss       0031     NA Ppty Tty X/S Cat         Great American Insurance Co
---------------------------------------------------------------------------------------------------------------------------------
00000365900         2002         2nd Property Catastrophe       0031     NA Ppty Tty X/S Cat             Glencoe Insurance Ltd.
---------------------------------------------------------------------------------------------------------------------------------
00001049900         2002        Third Property Catastrophe      0031     NA Ppty Tty X/S Cat         Zurich American Ins Co of
                                                                                                                IL
---------------------------------------------------------------------------------------------------------------------------------
00002653800         2002             3rd Catastrophe            0031     NA Ppty Tty X/S Cat        State Automobile Mutual Ins
                                                                                                                Co
---------------------------------------------------------------------------------------------------------------------------------
00002895700         2002        First Property Catastrophe      0031     NA Ppty Tty X/S Cat           Auto-Owners Insurance
                                                                                                                Co
---------------------------------------------------------------------------------------------------------------------------------
00002896200         2002       Second Property Catastrophe      0031     NA Ppty Tty X/S Cat           Auto-Owners Insurance
                                                                                                                Co
---------------------------------------------------------------------------------------------------------------------------------
00003459900         2002        Sixth Property Catastrophe      0031     NA Ppty Tty X/S Cat         Zurich American Ins Co of
                                                                                                                IL
---------------------------------------------------------------------------------------------------------------------------------
00003987800         2002      GACIS Property Catastrophe XOL    0031     NA Ppty Tty X/S Cat         Great American Insurance
                                                                                                                Co
---------------------------------------------------------------------------------------------------------------------------------
00004095500         2002           Property Catastrophe         0031     NA Ppty Tty X/S Cat          First Specialty Ins Corp
---------------------------------------------------------------------------------------------------------------------------------
00004117500         2002       3rd Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat            Glencoe Insurance Ltd.
---------------------------------------------------------------------------------------------------------------------------------
00004117600         2002       4th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat             Glencoe Insurance Ltd.
---------------------------------------------------------------------------------------------------------------------------------
00004117700         2002       5th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat             Glencoe Insurance Ltd.
---------------------------------------------------------------------------------------------------------------------------------
00004117800         2002       6th Property Catastrophe XOL     0031     NA Ppty Tty X/S Cat             Glencoe Insurance Ltd.
---------------------------------------------------------------------------------------------------------------------------------
00004131100         2002       Clarendon/Arrowhead 4th Cat      0031     NA Ppty Tty X/S Cat           Clarendon National Ins Co
---------------------------------------------------------------------------------------------------------------------------------
00004131200         2002       Clarendon/Arrowhead 5th Cat      0031     NA Ppty Tty X/S Cat          Clarendon National Ins Co
---------------------------------------------------------------------------------------------------------------------------------
TP941954900         2002             1st US Prop Cat            0031     NA Ppty Tty X/S Cat          Commonwealth Insurance
                                                                                                              Company
---------------------------------------------------------------------------------------------------------------------------------
TP960552100         2002               1st Prop Cat             0031     NA Ppty Tty X/S Cat        State Automobile Mutual Ins
                                                                                                                Co
---------------------------------------------------------------------------------------------------------------------------------
TP960552200         2002               2nd Prop Cat             0031     NA Ppty Tty X/S Cat        State Automobile Mutual Ins
                                                                                                                Co
---------------------------------------------------------------------------------------------------------------------------------
00003116400         2002             Crop Quota Share           0290          Crop Hail               First Mutual Insurance
                                                                                                              Company
---------------------------------------------------------------------------------------------------------------------------------
00003116700         2002           MPCI Third Stop Loss         0290          Crop Hail                   Rural Community
                                                                                                             Insurance
---------------------------------------------------------------------------------------------------------------------------------
00003245200         2002          FirstCrop/NPStop Loss         0290          Crop Hail                   Rural Community
                                                                                                             Insurance
---------------------------------------------------------------------------------------------------------------------------------
00003245300         2002           SecondCropNPStopLoss         0290          Crop Hail                   Rural Community
                                                                                                             Insurance
---------------------------------------------------------------------------------------------------------------------------------
00003633000         2002          Fourth MPCI Stop Loss         0290          Crop Hail               Agri General Insurance
                                                                                                              Company
---------------------------------------------------------------------------------------------------------------------------------
00003635800         2002          Fourth MPCI Stop Losss        0290          Crop Hail               ACE American Insurance
                                                                                                              Company
---------------------------------------------------------------------------------------------------------------------------------
00003637900         2002      1st Crop Hail & N P Stop Loss     0290          Crop Hail              Empire Fire & Marine Ins
                                                                                                                Co
---------------------------------------------------------------------------------------------------------------------------------
00003638000         2002      2nd Crop Hail & N P Stop Loss     0290          Crop Hail              Empire Fire & Marine Ins
                                                                                                                Co
---------------------------------------------------------------------------------------------------------------------------------

                   Effective      Expiration      Primary
Contract #            Date           Date       Underwriter
-------------------------------------------------------------
TP931347400         1-Jul-02       30-Jun-03      JBARR
-------------------------------------------------------------
TP940707700         1-Jul-02       30-Jun-03      JBARR
-------------------------------------------------------------
TP941281800         1-Sep-02       31-Aug-03      JBARR
-------------------------------------------------------------
00000893900         1-Jul-02       30-Jun-03      JBARR
-------------------------------------------------------------
00003787600         1-Jul-02       30-Jun-03      JBARR
-------------------------------------------------------------
TP970488400         1-Jul-02       30-Jun-03      JBARR
-------------------------------------------------------------
TP971043200         1-Jul-02       30-Jun-03      JBARR
-------------------------------------------------------------
00000033501         1-Jul-02       30-Jun-03      JBARR
-------------------------------------------------------------
00000275500         1-Sep-02       31-Aug-03      JBARR
-------------------------------------------------------------
00000365900         1-Jul-02       30-Jun-03      JBARR
-------------------------------------------------------------
00001049900         1-Jan-02       31-Dec-02      JBARR
-------------------------------------------------------------
00002653800         1-Jul-02       30-Jun-03      JBARR
-------------------------------------------------------------
00002895700         1-Jan-02       31-Dec-02      JBARR
-------------------------------------------------------------
00002896200         1-Jan-02       31-Dec-02      JBARR
-------------------------------------------------------------
00003459900         1-Jan-02       31-Dec-02      JBARR
-------------------------------------------------------------
00003987800         1-Jan-02       31-Dec-02      JBARR
-------------------------------------------------------------
00004095500         1-Jul-02       30-Jun-03      JBARR
-------------------------------------------------------------
00004117500         1-Jul-02       30-Jun-03      JBARR
-------------------------------------------------------------
00004117600         1-Jul-02       30-Jun-03      JBARR
-------------------------------------------------------------
00004117700         1-Jul-02       30-Jun-03      JBARR
-------------------------------------------------------------
00004117800         1-Jul-02       30-Jun-03      JBARR
-------------------------------------------------------------
00004131100         1-Jun-02       31-May-03      JBARR
-------------------------------------------------------------
00004131200         1-Jun-02       31-May-03      JBARR
-------------------------------------------------------------
TP941954900         1-Jan-02       31-Dec-02      JBARR
-------------------------------------------------------------
TP960552100         1-Jul-02       30-Jun-03      JBARR
-------------------------------------------------------------
TP960552200         1-Jul-02       30-Jun-03      JBARR
-------------------------------------------------------------
00003116400         1-Jan-02       31-Dec-02      JBARR
-------------------------------------------------------------
00003116700         1-Jan-02       31-Dec-02      JBARR
-------------------------------------------------------------
00003245200         1-Jan-02       31-Dec-02      JBARR
-------------------------------------------------------------
00003245300         1-Jan-02       31-Dec-02      JBARR
-------------------------------------------------------------
00003633000         1-Jan-02       31-Dec-02      JBARR
-------------------------------------------------------------
00003635800         1-Jan-02       31-Dec-02      JBARR
-------------------------------------------------------------
00003637900         1-Jan-02       31-Dec-02      JBARR
-------------------------------------------------------------
00003638000         1-Jan-02       31-Dec-02      JBARR
-------------------------------------------------------------

                                     A-2-49

EXHIBIT A-2
THE REINSURANCE CONTRACTS

                 Underwriting                                Reserving
 Contract #         Year               User Title              Class      Reserving Class                  Cedant Name
----------------------------------------------------------------------------------------------------------------------------------
00003765900         2002           Crop Hail Stop Loss          0290          Crop Hail                       Mapfre
------------------------------------------------------------------------------------------------------------------------------------
00003994300         2002           Third MPCI Stop Loss         0290          Crop Hail              Empire Fire & Marine Ins
                                                                                                                Co
------------------------------------------------------------------------------------------------------------------------------------
00004137200         2002             First Stop Loss            0290          Crop Hail              Western Agricultural Ins
                                                                                                                Co
------------------------------------------------------------------------------------------------------------------------------------
00004137300         2002             Second Stop Loss           0290          Crop Hail              Western Agricultural Ins
                                                                                                                Co
------------------------------------------------------------------------------------------------------------------------------------
00004137400         2002             Third Stop Loss            0290          Crop Hail              Western Agricultural Ins
                                                                                                                Co
------------------------------------------------------------------------------------------------------------------------------------
M0000542100         2002              CROP STOP LOSS            0290          Crop Hail              .Fireman's Fund Insurance
                                                                                                                Co
------------------------------------------------------------------------------------------------------------------------------------
M0000543600         2002           Third MPCI Stop Loss         0290          Crop Hail             American Growers Insurance
                                                                                                              Company
------------------------------------------------------------------------------------------------------------------------------------
M0000568200         2002      Second / Fourth Hail Stop Loss    0290          Crop Hail         Cooperative Hail Insurance Company
                                                                                                                Ltd
------------------------------------------------------------------------------------------------------------------------------------
M0000571200         2002          Hail Stop Loss Layer 1        0290          Crop Hail             Farmers Alliance Mutual Ins
                                                                                                                Co
------------------------------------------------------------------------------------------------------------------------------------
M0000586800         2002          Fourth MPCI Stop Loss         0290          Crop Hail             American Growers Insurance
                                                                                                              Company
------------------------------------------------------------------------------------------------------------------------------------
M0000588500         2002           First Hail Stop Loss         0290          Crop Hail         Cooperative Hail Insurance Company
                                                                                                                Ltd
------------------------------------------------------------------------------------------------------------------------------------

                     Effective       Expiration      Primary
Contract #              Date            Date       Underwriter
----------------------------------------------------------------
00003765900           1-Jan-02       31-Dec-02      JBARR
----------------------------------------------------------------
00003994300           1-Jan-02       31-Dec-02      JBARR
----------------------------------------------------------------
00004137200           1-Jan-02       31-Dec-02      JBARR
----------------------------------------------------------------
00004137300           1-Jan-02       31-Dec-02      JBARR
----------------------------------------------------------------
00004137400           1-Jan-02       31-Dec-02      JBARR
----------------------------------------------------------------
M0000542100           1-Jan-02       31-Dec-02      JBARR
----------------------------------------------------------------
M0000543600           1-Jan-02       31-Dec-02      JBARR
----------------------------------------------------------------
M0000568200           1-Apr-02       31-Mar-03      JBARR
----------------------------------------------------------------
M0000571200           1-Jan-02       31-Dec-02      JBARR
----------------------------------------------------------------
M0000586800           1-Jan-02       31-Dec-02      JBARR
----------------------------------------------------------------
M0000588500           1-Apr-02       31-Mar-03      JBARR
----------------------------------------------------------------

                                     A-2-50

                                   EXHIBIT A-3

                       LOSS RESERVES BY CLASS OF BUSINESS

Loss Reserves by Class @ June 30, 2002

LONDON

                                                                                                          DEPOSIT      PROFIT
OFFICE     CLASS      DESCRIPTION                            OUTSTANDING LOSS   ULAE       IBNR        LIABILITIES   COMMISSIONS
BRU        21         Brussels Marine P/R                                           429       23,098
BRU        22         Brussels Int'l Property P/R                    19,018       2,177      242,534
BRU        23         Brussels Int'l Property Per Risk                8,771       2,261      257,359
BRU        24         Brussels Int'l Cat                                         11,797    1,298,902
BRU        25         Brussels Int'l Motor                                       13,032      336,680
BRU        26         Brussels Int'l Liab XS                          4,773       6,956      177,767
BRU        32         Brussels Int'l Marine XS                                    1,279       70,679
BRU        34         Brussels Int'l Liab PR                                      3,039       78,719
BRU        55         Brussels Int'l Personal Acc P-R                             4,663      120,643
BRU        60         Brussels Int'l Motor Physical Damage PR                     4,043      104,703
BRU        61         Brussels Engineering PR                                       334        8,308
BRU        80         Brussels Motor PR                                          30,472      789,211
DEU        23         Munich Int'l Property P/R                                     612       69,966
DEU        24         Munich Int'l Property Per Risk                 15,241       3,700      420,720
DEU        25         Munich Int'l Cat                                           18,476    2,008,176
DEU        26         Munich Int'l Motor                                         16,773      434,418
DEU        27         Munich Int'l Liab XS                                       16,393      424,580
DEU        32         Munich Int'l Marine XS                                          9          494
DEU        34         Munich Int'l Liab PR                                        2,428       62,894
STP        11         N.Am Cat                                                    3,053      318,910
STP        18         N Am Property Per Risk                                        523       58,200
STP        23         Int'l Property P/R                            178,185       4,658      429,271
STP        24         Int'l Property Per Risk                       531,405      10,412      881,733
STP        25         Int'l Cat                                                  21,335    1,879,203
STP        26         Int'l Motor XS                                 51,125     343,475    8,561,303
STP        32         Int'l Marine XS                               354,473      27,144    1,271,128
STP        41         N Am Motor XL                                              20,381      679,500
STP        79         Satellite XS                                                3,958      211,183
STP        91         N Am Crop                                                     265       29,824
--------------------------------------------------------------------------------------------------------------------------------
      Total London                                                1,162,992     574,076   21,250,106         -             -
--------------------------------------------------------------------------------------------------------------------------------

                                      A-2-1

New York
& Vermont

NY                    Assumed Retro                                       -       4,062      312,473
NY                    Crop Hail                                           -         268       20,572
NY                    Degree Day                                          -           -            -
NY                    First Dollar Auto Liability                         -       6,018      300,878
NY                    First Dollar Auto Phys Dam                          -           -            -
NY                    First Dollar G/L                                   31       4,951      247,554
NY                    Healthcare P/R                                291,217      24,065    1,191,317
NY                    Intl Cas Motor                                855,123      30,102    1,077,534
NY                    Intl Casualty Tty                              19,232      26,773    1,313,091
NY                    Intl Ppty Tty Outward Retro                         -           -            -
NY                    Intl Ppty Tty P/R                              45,047       9,784      730,021
NY                    Intl Ppty Tty X/S Cat                               -      38,288    2,924,931
NY                    Intl Ppty Tty X/S Risk                              -       2,175      167,274
NY                    NA Cas Tty P/R                                      -      39,140    1,957,000
NY                    NA Cas Tty P/R LPIC                                 -      11,963      598,146
NY                    NA Cas Tty X/S                                  1,474     104,522    5,225,339
NY                    NA Cas Tty X/S Clash                                -      57,428    2,210,957
NY                    NA Ppty Tty P/R                               333,710      20,984    1,447,339
NY                    NA Ppty Tty X/S Cat                           163,444      34,536    2,398,949
NY                    NA Ppty Tty X/S Risk                          750,846      71,005    5,086,525
NY                    OM Facultative                                      -       3,483      193,491
NY                    OM Treaty P/R                                 103,690       3,175      124,523
NY                    OM Treaty X/S                                 162,202      96,707    5,291,506
--------------------------------------------------------------------------------------------------------------------------------
           Total New York & Vermont                               2,726,015     589,429   32,819,420         -             -
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
               Total                                              3,889,007   1,163,505   54,069,526         -             -
--------------------------------------------------------------------------------------------------------------------------------

                                      A-2-2

                                   EXHIBIT B-1

                            LIST OF EXCLUDED CLASSES

The following business is to be excluded from transfer.

                  NEW YORK CLASSES

1109     Cas First Dollar Auto, NY (program)
1111   Cas First Dollar GL/Other, NY (program)
1304                  OMPT_AVT
1305               Aviation XS, NY
1306           Satellite Pro Rata, NY
1401                  Bond, NY
1402                 Credit, NY
1403             Other Specialty, NY
1600                 Fac Runoff
1606          Casualty Fac Redhawk, NY
2601      Intl Property Facultative, Miami
3201          Motor Pro-Rata, Singapore
3203      Intl Property Pro Rata, Singapore
3204       Intl Property Excess, Singapore
3205       Intl Casualty Treaty, Singapore
3301      Marine Treaty Pro Rata, Singapore
3601    Intl Property Facultative, Singapore
4201         Medical Malpractice, Sydney
4202           Casualty Treaty, Sydney
                   Credit, Sydney
                     Art, Sidney

                   LONDON CLASSES

L12                 N. Am Prof
L13                 Intl Prof
L14             NA Property Binders
L98            U.S. Run-Off Business
L20               LMX/Retro Prop
L22               LMX/Retro Cas
L30                N Am Cas E&S
L31              N Am Binders Cas
L15                  Aviation
L19                Int'l Credit
L35            Financial Long Tail
L67                 Sattelite
L88               Int'l NT 1999
L89                 NA NT 1999
L97            Int Property Runoff
L98             NA Casualty Runoff
B36   Brussels Financial Lines Short Tail PR
B37   Brussels Financial Lines Short Tail XL
B56      Brussels Non-Marine Fac Pro Rata

                    LONDON CLASSES

B57         Brussels Non-Marine Fac Excess
B58          Brussels Marine Fac Pro Rata
B59           Brussels Marine Fac Excess
B67              Brussels Sattelite PR
B77   Brussels Aviation Liability Pro Rata Treaty
B78     Brussels Aviation Hull Pro Rata Treaty
B90           Brussels Fin Lines Pro Rata
M97          Munich Int'l Run-Off Business
B88            Brussels Non-Traditional

                                      B-1-1

                                   EXHIBIT B-2

                             THE EXCLUDED CONTRACTS

EXHIBIT B-2
THE EXCLUDED CONTRACTS

             Underwriting                                 Reserving
 Contract #     Year            User Title                  Class     Reserving Class                    Cedant Name
-----------------------------------------------------------------------------------------------------------------------------------
00000886400     2002     4th Property Catastrophe XOL       0031     NA Ppty Tty X/S Cat         Horace Mann Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
00002918900     2002     WC                                 0140     NA Cas Tty X/S              CNA Insurance Companies
-----------------------------------------------------------------------------------------------------------------------------------
00002946400     ALL      Financial Lines Quota Share        0130     NA Cas Tty P/R              Kemper Financial Solutions
-----------------------------------------------------------------------------------------------------------------------------------
00003202400     ALL      Claims Made contingency excess     0147     NA Cas Tty X/S Clash        Legion Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
00003239800     ALL      Blanket Casualty Cat               0147     NA Cas Tty X/S Clash        Hartford Fire Insurance Co
-----------------------------------------------------------------------------------------------------------------------------------
00003290700     2000     Property Cat 2nd Layer             0091     Intl Ppty Tty X/S Cat       Defense Services Home - Australia
-----------------------------------------------------------------------------------------------------------------------------------
00003290800     2000     Property Cat 3rd Layer             0091     Intl Ppty Tty X/S Cat       Defense Services Home - Australia
-----------------------------------------------------------------------------------------------------------------------------------
00003290900     2000     Property Cat 4th Layer             0091     Intl Ppty Tty X/S Cat       Defense Services Home - Australia
-----------------------------------------------------------------------------------------------------------------------------------
00003687400     2002     Exec Liab Undw                     0130     NA Cas Tty P/R              Greenwich Insurance Co
-----------------------------------------------------------------------------------------------------------------------------------
00003740700     2001     Property Cat 2nd Layer             0091     Intl Ppty Tty X/S Cat       Defense Services Home - Australia
-----------------------------------------------------------------------------------------------------------------------------------
00003740800     2001     Property Cat 3rd Layer             0091     Intl Ppty Tty X/S Cat       Defense Services Home - Australia
-----------------------------------------------------------------------------------------------------------------------------------
00003740900     2001     Property Cat 4th Layer             0091     Intl Ppty Tty X/S Cat       Defense Services Home - Australia
-----------------------------------------------------------------------------------------------------------------------------------
00004025600     ALL      $15M xs $5M                        0140     NA Cas Tty X/S              Attoneys Liability, BM
-----------------------------------------------------------------------------------------------------------------------------------
M0000237000     2002     4TH M-Y '00                        0031     NA Ppty Tty X/S Cat         Westfield Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
M0000408400     2002     3RD M-Y '00                        0031     NA Ppty Tty X/S Cat         Westfield Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
M0000544400     ALL      3rd Casualty XOL                   0147     NA Cas Tty X/S Clash        Highlands Insurance Co
-----------------------------------------------------------------------------------------------------------------------------------
M0000544500     ALL      4th Casualty XOL                   0147     NA Cas Tty X/S Clash        Highlands Insurance Co
-----------------------------------------------------------------------------------------------------------------------------------
M0000578600     2002     1st M-Y '00                        0031     NA Ppty Tty X/S Cat         Westfield Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
M0000578700     2002     2nd M-Y '00                        0031     NA Ppty Tty X/S Cat         Westfield Insurance Company
-----------------------------------------------------------------------------------------------------------------------------------
TM951782300     2002     YACHT CAT X/L 1ST LAYER            0060     OM Treaty X/S               Citizens Ins Co of America
-----------------------------------------------------------------------------------------------------------------------------------
TC000594401     2001     Clash 1st XL                       0147     NA Cas Tty X/S Clash        Liberty Mutual
-----------------------------------------------------------------------------------------------------------------------------------
TC950116701     2001     Clash 2nd XL                       0147     NA Cas Tty X/S Clash        Liberty Mutual
-----------------------------------------------------------------------------------------------------------------------------------
TC950116801     2001     Clash 3rd XL                       0147     NA Cas Tty X/S Clash        Liberty Mutual
-----------------------------------------------------------------------------------------------------------------------------------
TC950117001     2001     Clash 4th XL                       0147     NA Cas Tty X/S Clash        Liberty Mutual
-----------------------------------------------------------------------------------------------------------------------------------

                     Effective         Expiration         Primary
 Contract #             Date              Date          Underwriter
----------------------------------------------------------------------------------------------------
00000886400           1-Jan-02         31-Dec-02           KFRY         Multi-year
----------------------------------------------------------------------------------------------------
00002918900           1-Jan-02         31-Mar-02          RDAVI         Extension of 2001 contract
----------------------------------------------------------------------------------------------------
00002946400           1-Jul-01         31-Dec-02          JYULG         Multi-year
----------------------------------------------------------------------------------------------------
00003202400           1-Jul-01         30-Jun-02          PDODG         in run-off
----------------------------------------------------------------------------------------------------
00003239800           1-Jul-01         30-Jun-03          PDODG         Multi-year
----------------------------------------------------------------------------------------------------
00003290700          1-Jul-2000       30-Jun-2003          EYM          Multi-year
----------------------------------------------------------------------------------------------------
00003290800          1-Jul-2000       30-Jun-2003          EYM          Multi-year
----------------------------------------------------------------------------------------------------
00003290900          1-Jul-2000       30-Jun-2003          EYM          Multi-year
----------------------------------------------------------------------------------------------------
00003687400           1-Jan-02         31-Dec-02          ASARI         Multi-year
----------------------------------------------------------------------------------------------------
00003740700          1-Jul-2001       30-Jun-2004          EYM          Multi-year
----------------------------------------------------------------------------------------------------
00003740800          1-Jul-2001       30-Jun-2004          EYM          Multi-year
----------------------------------------------------------------------------------------------------
00003740900          1-Jul-2001       30-Jun-2004          EYM          Multi-year
----------------------------------------------------------------------------------------------------
00004025600           1-Oct-01         30-Sep-03          ASARI         Multi-year
----------------------------------------------------------------------------------------------------
M0000237000           1-Jan-02         31-Dec-02          DINGR         Multi-year
----------------------------------------------------------------------------------------------------
M0000408400           1-Jan-02         31-Dec-02          DWOLF         Multi-year
----------------------------------------------------------------------------------------------------
M0000544400           1-Jul-01         30-Jun-02          MATWA         in run-off
----------------------------------------------------------------------------------------------------
M0000544500           1-Jul-01         30-Jun-02          MATWA         in run-off
----------------------------------------------------------------------------------------------------
M0000578600           1-Jan-02         31-Dec-02          DINGR         Multi-year
----------------------------------------------------------------------------------------------------
M0000578700           1-Jan-02         31-Dec-02          DINGR         Multi-year
----------------------------------------------------------------------------------------------------
TM951782300           1-Jan-02         30-Sep-02           KSM
----------------------------------------------------------------------------------------------------
TC000594401           1-Jan-01         31-Dec-02          BENKO         Multi-year
----------------------------------------------------------------------------------------------------
TC950116701           1-Jan-01         31-Dec-02          BENKO         Multi-year
----------------------------------------------------------------------------------------------------
TC950116801           1-Jan-01         31-Dec-02          BENKO         Multi-year
----------------------------------------------------------------------------------------------------
TC950117001           1-Jan-01         31-Dec-02          BENKO         Multi-year
----------------------------------------------------------------------------------------------------

                                      B-2-1

EXHIBIT B-2
THE EXCLUDED CONTRACTS

             Underwriting                                   Reserving
 Contract #     Year               User Title                 Class      Reserving Class                   Cedant Name
-----------------------------------------------------------------------------------------------------------------------------------
TC000594401     2002       Clash 1st XL                       0147     NA Cas Tty X/S Clash        Liberty Mutual
-----------------------------------------------------------------------------------------------------------------------------------
TC950116701     2002       Clash 2nd XL                       0147     NA Cas Tty X/S Clash        Liberty Mutual
-----------------------------------------------------------------------------------------------------------------------------------
TC950116801     2002       Clash 3rd XL                       0147     NA Cas Tty X/S Clash        Liberty Mutual
-----------------------------------------------------------------------------------------------------------------------------------
TC950117001     2002       Clash 4th XL                       0147     NA Cas Tty X/S Clash        Liberty Mutual
-----------------------------------------------------------------------------------------------------------------------------------
00100528200     2002       Motor, EC/EL, PL XOL               0100     Intl Casualty Tty           Falcon Inc. Co. Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
00100528300     2002       Motor, EC/EL, PL XOL               0100     Intl Casualty Tty           Falcon Inc. Co. Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
00100528400     2002       Motor, EC/EL, PL XOL               0100     Intl Casualty Tty           Falcon Inc. Co. Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
00003290700     2002          2nd Fire Cat. XOL - 3 Yrs.      0091     Intl Ppty Tty X/S Cat       Defence Service Homes Insurance
                                                                                                                Scheme
-----------------------------------------------------------------------------------------------------------------------------------
00003290800     2002          3rd Fire Cat. XOL - 3 yrs.      0091     Intl Ppty Tty X/S Cat       Defence Service Homes Insurance
                                                                                                                Scheme
-----------------------------------------------------------------------------------------------------------------------------------
00003290900     2002          4th Fire Cat. XOL - 3 yrs.      0091     Intl Ppty Tty X/S Cat       Defence Service Homes Insurance
                                                                                                                Scheme
-----------------------------------------------------------------------------------------------------------------------------------
00003740700     2002            2nd Cat. XOL - 3 years        0091     Intl Ppty Tty X/S Cat       Defence Service Homes Insurance
                                                                                                                Scheme
-----------------------------------------------------------------------------------------------------------------------------------
00003740800     2002            3rd Cat. XOL - 3 years        0091     Intl Ppty Tty X/S Cat       Defence Service Homes Insurance
                                                                                                                Scheme
-----------------------------------------------------------------------------------------------------------------------------------
00003740900     2002            4th Cat. XOL - 3 years        0091     Intl Ppty Tty X/S Cat       Defence Service Homes Insurance
                                                                                                                Scheme
-----------------------------------------------------------------------------------------------------------------------------------
00003674000     2002             Multi Year Stop Loss         0290            Crop Hail            Saskatchewan Municipal Hail Ins
                                                                                                                Asso
-----------------------------------------------------------------------------------------------------------------------------------
00003421000     2002       1st Multi Peril Crop Stop Loss     0290            Crop Hail            Agricultural Financial Services
                                                                                                                Corp
-----------------------------------------------------------------------------------------------------------------------------------
00003421100     2002       2nd Multi Peril Crop Stop Loss     0290            Crop Hail            Agricultural Financial Services
                                                                                                                Corp
-----------------------------------------------------------------------------------------------------------------------------------

                 Effective    Expiration       Primary
 Contract #        Date          Date        Underwriter
-------------------------------------------------------------------------
-------------------------------------------------------------------------
TC000594401      1-Jan-01      31-Dec-02       BENKO    Multi-year
-------------------------------------------------------------------------
TC950116701      1-Jan-01      31-Dec-02       BENKO    Multi-year
-------------------------------------------------------------------------
TC950116801      1-Jan-01      31-Dec-02       BENKO    Multi-year
-------------------------------------------------------------------------
TC950117001      1-Jan-01      31-Dec-02       BENKO    Multi-year
-------------------------------------------------------------------------
00100528200      1-Jul-02      31-Dec-02        EYM     in run-off
-------------------------------------------------------------------------
00100528300      1-Jul-02      31-Dec-02        EYM     in run-off
-------------------------------------------------------------------------
00100528400      1-Jul-02      31-Dec-02        EYM     in run-off
-------------------------------------------------------------------------
00003290700      1-Jul-02      30-Jun-03        EYM     Multi-year 2000
-------------------------------------------------------------------------
00003290800      1-Jul-02      30-Jun-03        EYM     Multi-year 2000
-------------------------------------------------------------------------
00003290900      1-Jul-02      30-Jun-03        EYM     Multi-year 2000
-------------------------------------------------------------------------
00003740700      1-Jul-02      30-Jun-03        EYM     Multi-year 2001
-------------------------------------------------------------------------
00003740800      1-Jul-02      30-Jun-03        EYM     Multi-year 2001
-------------------------------------------------------------------------
00003740900      1-Jul-02      30-Jun-03        EYM     Multi-year 2001
-------------------------------------------------------------------------
00003674000      1-May-02      30-Apr-03       JBARR           2
-------------------------------------------------------------------------
00003421000      1-Apr-02      31-Mar-03       JBARR           2
-------------------------------------------------------------------------
00003421100      1-Apr-02      31-Mar-03       JBARR           2
-------------------------------------------------------------------------

                                      B-2-2

                                    EXHIBIT C

                                  LOSS RESERVES

Loss Reserves shall consist of loss and loss adjustment expense reserves, including incurred but not reported loss and loss adjustment expense reserves, as of the Effective Time with respect to premium earned on the Reinsurance Contracts net of retrocessional recoverables under the Inuring Retrocessions. Loss Reserves shall not include any loss and loss adjustment expense reserves or ceding commission reserves relating to Excluded Losses. Aggregate Loss Reserves as of June 30, 2002, are set forth on Exhibit A-3.

             METHODOLOGY FOR CALCULATION OF FINAL SECTION A PREMIUM

     It is understood that the Loss Reserve analysis will be performed by Retrocessionaire's employees under the direction of Retrocedant and reviewed by Retrocedant's employees.

     Excluding catastrophes, the IBNR component of Loss Reserves will be booked, by Class of Business, to the planned IBNR. Planned IBNR is determined using the Bornhuetter-Ferguson methodology, using the planned loss ratio (adjusted for the difference between actual and planned commission and brokerage) as the initial expected loss ratio and the development pattern used for the class in the September 30, 2002 analysis. In the case of a Class of Business where the expected reported losses are less than 75% of the expected ultimate losses, as per the loss development patterns in use as of September 30, 2002, the IBNR will not be less than that amount needed to produce an ultimate loss ratio equal to the ultimate plan loss ratio (adjusted for the difference between actual and planned commission and brokerage).

     In addition to the above, known large events and catastrophe variances from plan as of the Effective Date will be added to the ultimate losses. Subsequent adjustments to the reserves for known large events and catastrophe variances from plan in the 90 days following the Effective Date could be upward or downward.

          CALCULATION METHODOLOGY FOR EARNED BUT NOT YET BILLED PREMIUM

Earned But Not Yet Billed Premium shall equal estimated premiums receivable with respect to the Reinsurance Contracts net of estimated ceding commissions and Inuring Retrocession premiums. Earned But Not Yet Billed Premium as of June 30, 2002 is equal to $[ ].

                                    EXHIBIT D

                              INURING RETROCESSIONS

FER 17/10/02

Platinum Re _Inuring Reinsurance 17_10_02.xls

               PLATINUM RE UK / US / BERMUDA - SCHEDULE OF INURING
                         REINSURANCE : NON-PROPORTIONAL

     AS AT 17/10/02

Reference                           Inception     Expiration
    No.       Name of Contract         Date          Date              Cover             Limit         Retention      Reinstatement
------------------------------------------------------------------------------------------------------------------------------------
     1a)      Marine XL (a)            5/1/01        4/30/02    Protects Europe       $ 1,500,000      $  1,000,000      1 @ 100%
                                                                XL account            L   750,000      L    500,000

     1b)      Marine XL (b)            1/1/02       12/31/02    Protects Europe       $ 5,000,000      $  5,000,000      2 @ 100%
                                                                XL account            L 2,500,000      L  2,500,000

     1c)      Marine XL (c)            1/1/02       12/31/02    Protects Europe       $ 5,000,000      $ 10,000,000      2 @ 100%
                                                                XL account            L 2,500,000      L  5,000,000

     2a)      International            7/11/01       7/10/02    Protects Europe       $ 7,500,000      $  7,500,000      1 @ 100%
              Property Cat. XL                                  Risk/Prorata/Cat.     L 5,000,000      L  5,000,000
                                                                XL business

Reference                          Projected
    No.      Name of Contract       Premium         ROL        % Placed             Participants
--------------------------------------------------------------------------------------------------------------
    1a)       Marine XL (a)        $   360,000     26.67%         100%      PX Re - 44.20%
                                   L    20,000                              Lloyd's Synd. 2121 (HYL) - 10%
                                                                            Cornhill Ins. - 33.33%
                                                                            XL Re - 12.47%

    1b)       Marine XL (b)        $ 1,125,000     25.00%         100%      Lloyd's Synd. 1861 (BRM) - 20%
                                   L    62,500                              QBE Intnl. London - 30%
                                                                            Cornhill - 25%
                                                                            Odyssey London Branch - 25%

    1c)       Marine XL (c)        $   675,000     15.00%         100%      QBE Intnl. London - 50%
                                   L    37,500                              Cornhill - 25%
                                                                            Odyssey London Branch - 25%

    2a)       International        $   843,750     22.50%         100%      PX Re - 40%
              Property Cat. XL     L   562,500                              GE Frankona Re (Germany) - 20%
                                                                            Gerling Global (UK) - 1.91%
                                                                            Safety National Casualty Corp. - 7.61%
                                                                            Lloyd's Synd. 566 (STN) - 15.24%
                                                                            Lloyd's Synd. 780 (BFC) - 3.81%
                                                                            Lloyd's Synd. 2121 (HYL) - 3.81%
                                                                            Lloyd's Synd. 2027 (COX) - 3.81%
                                                                            Lloyd's Synd. 2010 (MMX) - 3.81%

    2b)    International       7/11/01     7/10/02    Protects Europe      $  7,500,000     $  15,000,000     1 @ 100%
           Property Cat. XL                           Risk/Prorata/Cat.    L  5,000,000     L  10,000,000
                                                      XL business

    2c)    International       7/11/01     7/10/02    Protects Europe      $  7,500,000     $  22,500,000     1 @ 100%
           Property Cat. XL                           Risk/Prorata/Cat.    L  5,000,000     L  15,000,000
                                                      XL business

    3a)    Joint Risk XOL      2/13/02     2/12/03    1st layer XS 5M      $  2,500,000     $   2,500,000     1 @ 100%
           Cover - First                              aggregate
           Layer

    3b)    Joint Risk XOL      2/13/02     2/12/03    Property Risk &      $  5,000,000     $   5,000,000     1 @ 100%
           Cover - Second                             Prorata business
           Layer                                      (all offices)

    2b)    International         $ 1,162,500     31.00%      100%     PX Re - 15.66%
           Property Cat. XL      L   775,000                          [18.91% w.e.f. 1/11/02]
                                                                      GE Frankona Re (Germany) - 25%
                                                                      XL Re (UK) - 15%
                                                                      Gerling Global (UK) - 1.54%
                                                                      Taisei F&M - 3.25% (replaced @1/11/02)
                                                                      Protective Ins. Co. - 3.25%
                                                                      Safety National Corp. - 6.5%
                                                                      Lloyd's Synd. 626 (IRK) - 19.23%
                                                                      Lloyd's Synd. 566 (STN) - 7.69%
                                                                      Lloyd's Synd. 958 (GSC) - 1.92%
                                                                      Lloyd's Synd. 529 (SHE) - 0.96%

    2c)    International         $   900,000     24.00%      100%     PX Re - 12% [14.93% w.e.f. 1/11/02]
           Property Cat. XL      L   600,000                          GE Frankona Re (Germany) - 20%
                                                                      XL Re (UK) - 15%
                                                                      Gerling Global (UK) - 1.17%
                                                                      Taisei F&M - 2.93% (replaced @ 1/11/02)
                                                                      Royal Bank of Canada Ins. Co. - 5.87%
                                                                      Protective Ins. Co. - 2.93%
                                                                      Safety National Corp. - 5.86%
                                                                      Lloyd's Synd. 626 (IRK) - 17.5%
                                                                      Lloyd's Synd. 566 (STN) - 6.75%
                                                                      Lloyd's Synd. 2027 (COX) - 4.42%
                                                                      Lloyd's Synd. 958 (GSC) - 1.76%
                                                                      Lloyd's Synd. 529 (SHE) - 0.88%
                                                                      Lloyd's Synd. 727 (SAM) - 2.93%

    3a)    Joint Risk XOL        $   875,000     35.00%      100%     Lloyd's Synd. 566 (STN) - 25%
           Cover - First                                              Lloyd's Synd. 780 (BFC) - 15%
           Layer                                                      Gerling Global (UK) - 2.373%
                                                                      XL Re - 8.898%
                                                                      Transatlantic Re - 15%
                                                                      Lloyd's Synd. 626 (IRK) - 5.933%
                                                                      Lloyd's Synd. 2010 (MMX) - 4.449%
                                                                      Lloyd's Synd. 282 (LSM) - 4.449%
                                                                      GE Frankona - 8.898%
                                                                      PX Re - 10%

    3b)    Joint Risk XOL        $ 2,000,000     40.00%      100%     Lloyd's Synd. 566 (STN) - 10%
           Cover - Second                                             Lloyd's Synd. 780 (BFC) - 15%
           Layer                                                      Gerling Global (UK) - 4%
                                                                      XL Re - 15%
                                                                      Transatlantic Re - 20%
                                                                      Lloyd's Synd. 2010 (MMX) - 3.50%
                                                                      Lloyd's Synd. 282 (LSM) - 7.50%
                                                                      GE Frankona - 15%
                                                                      PX Re - 10%

    4a)    International              3/9/02     2/8/03     International             $ 20,000,000    $ 50,000,000       1 @ 100%
           Cat. XOL - First Layer                           Risk/Prorata/Cat.
                                                            XL (all offices)

    4b)    International              3/9/02     2/8/03     International             $ 30,000,000    $ 70,000,000       1 @ 100%
           Cat. XOL - Second Layer                          Risk/Prorata/Cat.
                                                            XL (all offices)

    5)     Satellite XL              6/12/02     6/11/03    Protects all offices.     $ 10,000,000    $     10,000          0
           [Geosynchronous /                                3 satellite
           Geostationary In-                                warranty.
           Orbit Reinsurance]                               Covers naturally
                                                            occurring
                                                            phenomena in space.

    6)     Latin America &            7/1/00     6/3/06     All loss recoveries       $ 25,000,000    $ 15,000,000
           Caribbean ILW XOL                                on Latin America        Term Aggregate
                                                            and Caribbean          Limit - USD 75M
                                                            business subject to
                                                            USD 1 Billion ILW

    7)     Caribbean ILW XOL         11/1/01    10/31/02    Caribbean Property        $ 15,000,000    $    100,000         Nil
                                                            business subject to
                                                            an Industry Loss of
                                                            USD1.5 Billion

    4a)    International                  $  4,800,000     24.00%      100%     Lloyd's Synd. 566 (STN) - 12.5%
           Cat. XOL - First Layer                                               Lloyd's Synd. 780 (BFC) - 10%
                                                                                Lloyd's Synd. 282 (LSM) - 8%
                                                                                PX Re - 8%
                                                                                Renaissance Re - 25%
                                                                                Di Vinci Re - 12.5%
                                                                                Transatlantic Re - 10%
                                                                                GE Frankona Re - 10%
                                                                                Royal Bank of Canada - 4%

    4b)    International                  $  4,500,000     15.00%      100%     Lloyd's Synd. 566 (STN) - 5%
           Cat. XOL - Second Layer                                              Lloyd's Synd. 780 (BFC) - 12.5%
                                                                                Lloyd's Synd. 626 (IRK) - 4.004%
                                                                                Lloyd's Synd. 2010 (MMX) - 1.202%
                                                                                Lloyd's Synd. 282 (LSM) - 10.01%
                                                                                Lloyd's Synd. 1096 (RAS) - 1.602%
                                                                                Gerling Global (UK) - 0.801%
                                                                                PX Re - 8.007%
                                                                                Folksamerica - 16.014%
                                                                                Renaissance Re - 8.007%
                                                                                Di Vinci Re - 4.004%
                                                                                Transatlantic Re - 7.5%
                                                                                Auto-Owners - 16.015%
                                                                                Royal Bank of Canada - 2.667%
                                                                                Protective - 2.667%

    5)     Satellite XL                   $    575,000      5.75%       100%    Renaissance Re - 100%
           [Geosynchronous /
           Geostationary In-
           Orbit Reinsurance]

    6)     Latin America &                margin -          N/A       56.50%    Fuji F & M - 5%
           Caribbean ILW XOL              $    400,000                          Nisshin F & M - 13.5%
                                                                                Sumitomo - 10%
                                                                                Taisei F & M - 8%
                                                                                Toa Re - 20%

    7)     Caribbean ILW XOL              $  3,450,000     23.00%      100%     Continental Casualty - 100%

    8)     N.A. $10 Billion ILW      7/1/01     6/30/02    North American         $  2,500,000          $     10,000      1 @ 100%
                                                           Property business
                                                           subject to Industry
                                                           Loss of USD 10B

    9)     N.A. $10 Billion ILW      8/1/01     7/31/02    North American         $  2,500,000          $  1,000,000      1 @ 100%
                                                           Property business
                                                           subject to Industry
                                                           Loss of USD 10B

    10)    N.A. Property / WCA Cat   1/1/02    12/31/02    North American         $ 10,000,000          $    100,000      1 @ 100%
           $ 30B ILW                                       Property and
                                                           Workers
                                                           Compensation
                                                           business subject to
                                                           ILW of USD 30
                                                           Billion

    11)    N.A. Property Cat $15B    1/5/02     1/5/03     North American         $  5,000,000          $     50,000      1 @ 100%
           ILW                                             Property business
                                                           subject to ILW of
                                                           USD 15 Billion

   12a)    Marine XOL - 1st layer    1/1/02    12/31/02    Marine business        $  5,000,000          $  5,000,000      1 @ 100%
           [NY]                                            for New York Office

   12b)    Marine XOL - 2nd layer    1/1/02    12/31/02    Marine business        $  5,000,000          $ 10,000,000      1 @ 100%
           [NY]                                            for New York Office

    13)    Single Period Accident    1/1/02    12/31/02    Covers aggregate       $ 200,000,000
           Year Aggregate XOL                              net losses incurred    79.4% Traditional bus.
           (Holborn)                                       on an ultimate         93.5% Non-traditional
                                                           accident year basis    business
                                                           IRO all business
                                                           written by All
                                                           offices including
                                                           Discovery Re.

    8)      N.A. $10 Billion ILW     $   500,000      20.00%      100%    Transatlantic Re - 100%

    9)      N.A. $10 Billion ILW     $   475,000      19.00%      100%    IPC Re Limited - 100%

    10)     N.A. Property / WCA Cat  $   420,000       4.20%      100%    Tokio Millenium Re - 100%
            $ 30B ILW

    11)     N.A. Property Cat $15B   $   950,000      19.00%      100%    Odyssey Re - 100%
            ILW

   12a)     Marine XOL - 1st layer   $ 1,125,052      22.50%      100%    Lloyd's Synd. 457 (WTK) - 7.5%
            [NY]                                                          Cornhill - 21.5%
                                                                          Folksamerica Re - 30%
                                                                          Lloyd's Synd. 2 (WHS) - 20%
                                                                          Nisshin F & M - 1%
                                                                          XL Mid Ocean Re - 20%

   12b)     Marine XOL - 2nd layer   $   624,982      12.50%      100%    Lloyd's Synd. 457 (WTK)  - 7.5%
            [NY]                                                          Cornhill - 21.5%
                                                                          Folksamerica Re - 30%
                                                                          Lloyd's Synd. 2 (WHS) - 20%
                                                                          Nisshin F & M - 1%
                                                                          XL Mid Ocean Re - 20%

    13)     Single Period Accident   $ 4,750,000                  100%    Underwriters Reinsurance - 53.75%
            Year Aggregate XOL                                            London Life & General - 25%
            (Holborn)                                                     PMA Reins. - 10%
                                                                          Hannover Re - 9%
                                                                          E & S Reins. - 2.25%

    14)   Workers'               1/1/02     12/31/02     Covers Workers'      $ 50,000,000   $ 75,000,000
          Compensation Cat.     12/31/02    12/31/05     Compensation         $ 50,000,000   $ 75,000,000  Annual Agg. Of 50M
          XOL (Holborn)                                  treaty business

    15)   Puerto Rico ILW        7/26/02     7/25/03     Property business    $ 10,000,000   $     10,000        Nil
          XOL                                            subject to an
                                                         Industry Loss of
                                                         USD1.5 Billion

    14)   Workers'             $ 10,000,000               100%    Swiss Re - 81.25%
          Compensation Cat.                                       Hannover - 15%
          XOL (Holborn)                                           E & S Reins. - 3.75%

    15)   Puerto Rico ILW      $ 1,250,000   12.50%       100%    ACE Tempest Re - 50%
          XOL                                                     Renaissance Re - 50%

                                    EXHIBIT E

                            ALLOCATION OF RECOVERIES

1. Recoveries allocable to this contract available under an Inuring Retrocession shall be allocated between the parties in proportion to the losses otherwise recoverable.

2. Any and all loss recoveries and premium adjustments allocable to this contract resulting from triggering the 2002 Holborn cover will be allocated between The St. Paul Companies and Retrocessionaire and its affiliates ("Platinum Re") based on variance from plan and in accordance with the existing methodology shown below.

Variance from plan at an underwriting year level will be the basis for the allocation. The 2000, 2001 and 2002 underwriting year plan loss ratios associated with the 2002 calendar year plan loss ratio will be compared to indicated ultimate loss ratios for the same underwriting years. These indicated ultimate loss ratios are the same ones used to determine if the Holborn cover has been triggered. The 2002 underwriting year must be segmented into three pieces. Namely, that business written on Fire and Marine paper and subject to transfer, that written on Fire and Marine paper and not subject to transfer and that written on Platinum Re paper. The distinction is warranted as the cession to Platinum Re will be net of the Holborn cover. The variance in loss ratio by underwriting year will be multiplied by the respective underwriting year's EP component in the 2002 calendar year. This is the same EP by underwriting year that was used to calculate the total 2002 Holborn Year's EP. This dollar variance will be the basis for determining the distribution to be applied to the total loss recovery and AP. It is in this manner that the total loss recovery and AP attributable to the 2002 Holborn Year will be allocated to underwriting year. To the extent that the recoveries and AP's have been allocated to the 2000 and 2001 underwriting years they will be afforded to The St. Paul Companies. Similarly, the allocation to that part of the 2002 underwriting year pertaining to non-transferred business will also be realized by The St. Paul Companies. The allocation pertaining to business written on The St. Paul paper and transferred will be used in determining the net transferred business that will be ceded to Platinum Re. The remaining allocation associated with 2002 underwriting year business written on Platinum Re paper will inure to the benefit of Platinum Re directly. The margin for the 2002 Holborn cover will be distributed based on earned premium and allocated between The St. Paul Companies and Platinum Re by underwriting year.

                                    EXHIBIT F

                      ALLOCATION OF RETROCESSIONAL PREMIUMS

1. Ceded premium allocable to this contract will be allocated between the parties and to the underwriting year in proportion to the earned subject premium. Ceding commission will be allocated in the same manner.

2. Reinstatement premium allocable to this contract due in respect of non-proportional Inuring Retrocessions will be allocated between the parties in proportion to the related allocated recoverable losses.

3. Any and all loss recoveries and premium adjustments allocable to this contract resulting from triggering the 2002 Holborn cover will be allocated between The St. Paul Companies and Platinum Re based on variance from plan and in accordance with the existing methodology shown below.

Variance from plan at an underwriting year level will be the basis for the allocation. The 2000, 2001 and 2002 underwriting year plan loss ratios associated with the 2002 calendar year plan loss ratio will be compared to indicated ultimate loss ratios for the same underwriting years. These indicated ultimate loss ratios are the same ones used to determine if the Holborn cover has been triggered. The 2002 underwriting year must be segmented into three pieces. Namely, that business written on Fire and Marine paper and subject to transfer, that written on Fire and Marine paper and not subject to transfer and that written on Platinum Re paper. The distinction is warranted as the cession to Platinum Re will be net of the Holborn cover. The variance in loss ratio by underwriting year will be multiplied by the respective underwriting year's EP component in the 2002 calendar year. This is the same EP by underwriting year that was used to calculate the total 2002 Holborn Year's EP. This dollar variance will be the basis for determining the distribution to be applied to the total loss recovery and AP. It is in this manner that the total loss recovery and AP attributable to the 2002 Holborn Year will be allocated to underwriting year. To the extent that the recoveries and AP's have been allocated to the 2000 and 2001 underwriting years they will be afforded to The St. Paul Companies. Similarly, the allocation to that part of the 2002 underwriting year pertaining to non-transferred business will also be realized by The St. Paul Companies. The allocation pertaining to business written on The St. Paul paper and transferred will be used in determining the net transferred business that will be ceded to Platinum Re. The remaining allocation associated with 2002 underwriting year business written on Platinum Re paper will inure to the benefit of Platinum Re directly. The margin for the 2002 Holborn cover will be distributed based on earned premium and allocated between The St. Paul Companies and Platinum Re by underwriting year.

4. The $10 million of premium payable for 2002 under the Workers Compensation Catastrophe Excess of Loss $50 million excess of $75 million Retrocession Contract will be split $1 million for Platinum Re and $9 million for The St. Paul Companies. Such contract has a feature that states that for certain unfavorable experience on the Whole Account Stop Loss Cover the premium on this cover could reduce by as much as $9 million. In this event the reduction in ceded premium would benefit The St. Paul Companies exclusively. The Platinum Re share would remain at $1 million.

     The contract has a feature that allows the Retrocessionaire to renew the cover if it is in a loss position. In this event the subsequent years' premium will be split in proportion to the losses incurred to the cover.

                                    EXHIBIT G

                              ALLOCATION OF LIMITS

     Available limits under an Inuring Retrocession shall be allocated between the parties in proportion to the losses otherwise recoverable.

                                    EXHIBIT H

                          FORM OF RETROCEDANT'S REPORT

Retrocedant will provide the following information separately for each coverage period on a monthly basis:

     a) Transaction listing at assumed policy level showing all revenue items including booked premiums, booked acquisition costs and paid losses entered in Retrocedant's books during the relevant accounting period.

     b) Claims listing at assumed policy level showing loss description, date of loss, paid amount and outstanding case reserve.

     c) Listing of Inuring Retrocession amounts allocated to Retrocessionaire during the relevant accounting period including details of non-proportional Inuring Retrocession premiums and recoverables.

Note 1 relating to (a) and (b): Revenue and reserve amounts will be shown in the accounting currency used by Retrocedant for the purposes of its own books.

Note 2 relating to (a) and (b): Transaction and claims listings will include gross amounts and proportional Inuring Retrocession amounts.

Note 3 relating to (c): Retrocession amounts will be paid to Retrocessionaire only following receipt by Retrocedant. These amounts together with any unpaid amounts that are due to Retrocessionaire but not yet received by Retrocedant will be included in the listing of Inuring Retrocession amounts.

Contracts Effective from IPO close to 12/31/02
ALL RESERVING CLASSES
Month 1

                                 Assumed Results                 Ceded Contract                   Net Account
US$ Equivalents
Premiums written                ------------------             -------------------             -------------------
Change in UPR                   ------------------             -------------------             -------------------
Premiums earned                 ------------------             -------------------             -------------------
                                ------------------             -------------------             -------------------

Losses paid                     ------------------             -------------------             -------------------
Change in loss reserves         ------------------             -------------------             -------------------
Incurred losses                 ------------------             -------------------             -------------------

Original commissions            ------------------             -------------------             -------------------
Brokerage                       ------------------             -------------------             -------------------
Other                           ------------------             -------------------             -------------------
Total charges                   ------------------             -------------------             -------------------

Underwriting result             ==================             ===================             ===================

SP Commissions                  ------------------             -------------------             -------------------


UPR's                           ------------------             -------------------             -------------------
Case Reserves                   ------------------             -------------------             -------------------
Funds Withheld                  ------------------             -------------------             -------------------

Contracts Effective from IPO close to 12/31/02
ASSUMED RESULTS BY REVENUE CLASS
Month 1

                               Reserving Class 1       Reserving Class 2        Reserving Class 3              Total
US$ Equivalents
Premiums written              ------------------      -------------------      -------------------       -------------------
Change in UPR                 ------------------      -------------------      -------------------       -------------------
Premiums earned               ------------------      -------------------      -------------------       -------------------
                              ------------------      -------------------      -------------------       -------------------

Losses paid                   ------------------      -------------------      -------------------       -------------------
Change in loss reserves       ------------------      -------------------      -------------------       -------------------
Incurred losses               ------------------      -------------------      -------------------       -------------------

Original commissions          ------------------      -------------------      -------------------       -------------------
Brokerage                     ------------------      -------------------      -------------------       -------------------
Other                         ------------------      -------------------      -------------------       -------------------
Total charges                 ------------------      -------------------      -------------------       -------------------

Underwriting result           ==================      ===================      ===================       ===================

SP Commissions                ------------------      -------------------      -------------------       -------------------


UPR's                         ------------------      -------------------      -------------------       -------------------
Case Reserves                 ------------------      -------------------      -------------------       -------------------

Contracts Effective from IPO close to 12/31/02
ASSUMED RESULTS BY CONTRACT

                                   Contract/    Cat      SOA     Premiums    Chg in    Premiums    Losses    Chge in    Incurred
  Contract/Claim No       Cedant   Claim Des    ID     Pd/ Dol    Written      UPR      Earned      Paid       Case      Losses
---------------------     -------  ---------   -----   -------   ---------   ------    --------    -------   -------    ---------
US$ Equivalents
Reserving Class 1
   Contract 1
      Claim No 1
   Contract 2
   Contract 3
      Claim No 2
   Contract 4
   Contract 5
   Contract 6
Total Reserving Class 1

Reserving Class 2
   Contract 7
   Contract 8
   Contract 9
   Contract 10
   Contract 11
   Contract 12
Total Reserving Class 2

Reserving Class 3
   Contract 13
   Contract 14
   Contract 15
   Contract 16
   Contract 17
   Contract 18
   Contract 19
   Contract 20
Total Reserving Class 3

Total

                                                                    Total      U/W                         Funds
   Contract/Claim No       Commissions       Brokerage     Other     Chgs     Result     UPR      Case      W/H
 ---------------------     ------------     -----------   -------   -------  --------   -----    ------   -------
US$ Equivalents
Reserving Class 1
   Contract 1
      Claim No 1
   Contract 2
   Contract 3
      Claim No 2
   Contract 4
   Contract 5
   Contract 6
Total Reserving Class 1

Reserving Class 2
   Contract 7
   Contract 8
   Contract 9
   Contract 10
   Contract 11
   Contract 12
Total Reserving Class 2

Reserving Class 3
   Contract 13
   Contract 14
   Contract 15
   Contract 16
   Contract 17
   Contract 18
   Contract 19
   Contract 20
Total Reserving Class 3

Total

Contracts Effective 1/1/02 to IPO close
ALL RESERVING CLASSES
Month 1

                                  Assumed Results                Ceded Contract                   Net Account
US$ Equivalents
Premiums written                ------------------             -------------------             -------------------
Change in UPR                   ------------------             -------------------             -------------------
Premiums earned                 ------------------             -------------------             -------------------
                                ------------------             -------------------             -------------------

Losses paid                     ------------------             -------------------             -------------------
Change in loss reserves         ------------------             -------------------             -------------------
Incurred losses                 ------------------             -------------------             -------------------

Original commissions            ------------------             -------------------             -------------------
Brokerage                       ------------------             -------------------             -------------------
Other                           ------------------             -------------------             -------------------
Total charges                   ------------------             -------------------             -------------------

Underwriting result             ==================             ===================             ===================

SP Commissions                  ------------------             -------------------             -------------------


UPR's                           ------------------             -------------------             -------------------
Case Reserves                   ------------------             -------------------             -------------------
Funds Withheld                  ------------------             -------------------             -------------------

Contracts Effective 1/1/02 to IPO close
ASSUMED RESULTS BY REVENUE CLASS
Month 1


                              Reserving Class 1        Reserving Class 2        Reserving Class 3              Total
US$ Equivalents
Premiums written              ------------------      -------------------      -------------------       -------------------
Change in UPR                 ------------------      -------------------      -------------------       -------------------
Premiums earned               ------------------      -------------------      -------------------       -------------------
                              ------------------      -------------------      -------------------       -------------------

Losses paid                   ------------------      -------------------      -------------------       -------------------
Change in loss reserves       ------------------      -------------------      -------------------       -------------------
Incurred losses               ------------------      -------------------      -------------------       -------------------

Original commissions          ------------------      -------------------      -------------------       -------------------
Brokerage                     ------------------      -------------------      -------------------       -------------------
Other                         ------------------      -------------------      -------------------       -------------------
Total charges                 ------------------      -------------------      -------------------       -------------------

Underwriting result           ==================      ===================      ===================       ===================

SP Commissions                ------------------      -------------------      -------------------       -------------------


UPR's                         ------------------      -------------------      -------------------       -------------------
Case Reserves                 ------------------      -------------------      -------------------       -------------------

Contracts Effective 1/1/02 to IPO close
ASSUMED RESULTS BY CONTRACT

                                   Contract/    Cat      SOA     Premiums    Chg in    Premiums    Losses    Chge in    Incurred
  Contract/Claim No       Cedant   Claim Des    ID     Pd/ Dol    Written      UPR      Earned      Paid       Case      Losses
---------------------     -------  ---------   -----   -------   ---------   ------    --------    -------   -------    ---------
US$ Equivalents
Reserving Class 1
   Contract 1
      Claim No 1
   Contract 2
   Contract 3
      Claim No 2
   Contract 4
   Contract 5
   Contract 6
Total Reserving Class 1

Reserving Class 2
   Contract 7
   Contract 8
   Contract 9
   Contract 10
   Contract 11
   Contract 12
Total Reserving Class 2

Reserving Class 3
   Contract 13
   Contract 14
   Contract 15
   Contract 16
   Contract 17
   Contract 18
   Contract 19
   Contract 20
Total Reserving Class 3

Total

                                                                    Total      U/W                         Funds
   Contract/Claim No       Commissions       Brokerage     Other     Chgs     Result     UPR      Case      W/H
 ---------------------     ------------     -----------   -------   -------  --------   -----    ------   -------
US$ Equivalents
Reserving Class 1
   Contract 1
      Claim No 1
   Contract 2
   Contract 3
      Claim No 2
   Contract 4
   Contract 5
   Contract 6
Total Reserving Class 1

Reserving Class 2
   Contract 7
   Contract 8
   Contract 9
   Contract 10
   Contract 11
   Contract 12
Total Reserving Class 2

Reserving Class 3
   Contract 13
   Contract 14
   Contract 15
   Contract 16
   Contract 17
   Contract 18
   Contract 19
   Contract 20
Total Reserving Class 3

Total

      OPEN CLAIM REPORT BY BROKER, OFFICE, DEPARTMENT, UW YEAR, PRIMARY UW

Company: StPaulRe
Broker: Aon Re. Le Blanc                                Page:            2 of 30
Office: Los Angeles                                     Process Date:    6-May
Dept: International Treaty Marine

                                       UW      Contract       Primary          Cedant          Insured          Claim        OSR
             Broker                   Year      Number      Underwriter         Name            Name            Status      Amount
Aon Re. Le Blanc                      2000    00000123400      LRYAN         Kemper Group      Abacus Corp        Open      1,500
Aon Re. Le Blanc                      2000    00000298100      LRYAN      Commercial America   Aztec Properties   Open        100

Total UW Year:  2000                                                                                                         1600
Total Dept:  International                                                                                                   1600
  Treaty Marine
Total Office:  Los Angeles                                                                                                   1600
Total Broker Aon Re. Le Blanc                                                                                                1600

Broker: Global Risk LLC
Office: New York
Dept: International Treaty Marine
Global Risk LLC                       2000      00000123400    KMARI         Kemper Group      Abacus Corp.       Open        120
Global Risk LLC                       2000      00000298100    KMARI      Commercial America   Aztec Properties   Open         50

Total UW Year:  2000                                                                                                          170
Total Dept:  International                                                                                                    170
  Treaty Marine
Total Office:  New York                                                                                                       170
Total Broker Global Risk LLC                                                                                                  170


                                        ACR/DCR         Paid         Incurred
             Broker                     Amount         Amount         Amount
Aon Re. Le Blanc                          123            500          2,123
Aon Re. Le Blanc                           50             75            225

Total UW Year:  2000                      173            575          2,348
Total Dept:  International                173            575          2,348
  Treaty Marine
Total Office:  Los Angeles                173            575          2,348
Total Broker Aon Re. Le Blanc             173            575          2,348

Broker: Global Risk LLC
Office: New York
Dept: International Treaty Marine
Global Risk LLC                            30             25            175
Global Risk LLC                            10             20             80

Total UW Year:  2000                       40             45            255
Total Dept:  International                 40             45            255
  Treaty Marine
Total Office:  New York                    40             45            255
Total Broker Global Risk LLC               40             45            255

Rpt 2: Report by Office Department, Contract #, Underwriting Year

          OPEN CLAIM REPORT BY OFFICE, DEPARTMENT, UW YEAR, PRIMARY UW

Company: StPaulRe
Office: Los Angeles
Dept: International Treaty Marine                       Page:            2 of 30
UW Year:  2000                                          Process Date:    6-May
Cat Name: 0021 Flood Hail Tornados Wind                 Process Date:    6-May

      UW             Contract             Primary              Cedant              Insured          Claim             OSR
     Year             Number            Underwriter             Name                Name            Status          Amount
     2000           00000123400            LRYAN        Kemper Group          Abacus Corp            Open           1,500
     2000           00000298100            LRYAN        Commercial America    Aztec Properties       Open             100

Total Primary Underwriter:  LRYAN                                                                                    1600

     2000           00000123400            KMARI        Kemper Group          Abacus Corp.           Open             120
     2000           00000298100            KMARI        Commercial America    Aztec Properties       Open              50

Total Primary Underwriter:  KMARI                                                                                     170
Total UW Year:  2000                                                                                                 1770
Total Dept:  International Treaty                                                                                    1770
  Marine
Total Office:  Los Angeles                                                                                           1770

      UW             Contract               ACR/DCR             Paid            Incurred
     Year             Number                 Amount            Amount            Amount
     2000           00000123400                123               500              2,123
     2000           00000298100                 50                75                225

Total Primary Underwriter:  LRYAN              173               575              2,348

     2000           00000123400                 30                25                175
     2000           00000298100                 10                20                 80

Total Primary Underwriter:  KMARI               40                45                255
Total UW Year:  2000                           213               620              2,603
Total Dept:  International Treaty              213               620              2,603
  Marine
Total Office:  Los Angeles                     213               620              2,603

Rpt 3: Report by Claim, LOB, currency

                 OPEN CLAIM REPORT BY CLAIM NUMBER LOB CURRENCY

Company: StPaulRe                                        Page:           2 of 30
Office: Los Angeles                                      Process Date    6-May
Dept: International Treaty Marine

  Contract       UW      Primary      Claim        Short       Date of    Date                  Cause of     Claim      Cedant
   Number       Year   Underwriter   Number         LOB         Loss     Reported    Injury       Loss       Status      Name
00000123400    1998    LRYAN        000927826   Cas-FDLTY      4/9/96    4/9/96    Paraplegic   Derailment   Open    Kemper Group
00000123400    1998    LRYAN        000927826   Cas-Environm   4/9/96    4/9/96    Paraplegic   Derailment   Open    Kemper Group
                                                                                   Birth
00000123400    1998    LRYAN        000927826   Cas-Umb/Cor    4/9/96    4/9/96    Defect       Derailment   Open    Kemper Group
                                                                                   Birth        High
00000123400    2000    LRYAN        000927123   Cas-Umb/Cor    3/3/99    3/3/99    Defect       Winds        Open    Kemper Group
                                                                                   Serious
00000123400    2001    LRYAN        000929820   Cas-Umb/Cor    5/1/00    5/1/00    Burn         Misc.        Open    Kemper Group

Total Dept:  International Treaty Marine
Total Office:  Los Angeles

  Contract      Insured                      OSR    ACR/DCR      Paid      Incurred
   Number         Name         Ccy         Amount    Amount     Amount      Amont
00000123400    Abacus Corp     USD         1,500      123         500
00000123400                    USD           100       10          30

00000123400                    USD           200       15          10

00000123400    Abacus Corp     CAD           500       80          45

00000123400    Abacus Corp     FRF           800       25          30

Total Dept:  International Treaty Marine   3,100      253         615
Total Office:  Los Angeles                 3,100      253         615

Rpt 4: Catastrophe comparison report (stand alone)

             CATASTROPHE REPORT - INCURRED COMPARISON BY ACCT PERIOD

Company: StPaulRe
Office: Los Angeles                                       Page:          2 of 30
                                                          Process Date:  6-May

           ISO                Cat          Catastrophe                  Date        Prop Prev       Prop Curr
         Cat Code            Year              Name                     From       Incurred Amt   Incurred Amount
0013                         2000    0013 Freeze Hail Wind            1/22/2000         200             300
0021                         2000    0021 Flood Hail Tornados Wind     5/8/2000         100             130

Total Office:  Los Angeles                                                              300             430

           ISO                    Prop      Non Prop Prev    Non Prop Curr      Non Prop
         Cat Code              Tot Change   Incurred Amt     Incurred Amt      Tot Change
0013                               100             20               90               70
0021                                30            140              160               20

Total Office:  Los Angeles                        160              250

Rpt 5: Catastrophe Detail report

                  CAT REPORT DETAIL BY CONTRACT NUM, CLAIM NUM

Company: StPaulRe
Office: Los Angeles
Dept: International Treaty Marine                        Page:           2 of 30
Cat Name: 0021 Flood Hail Tornados Wind                  Process Date:   6-May

  Contract       UW      Primary      Claim     Date of    Date      Cause of     Claim      Cedant           Insured       OSR
   Number       Year   Underwriter   Number      Loss     Reported     Loss      Status       Name              Name       Amount
00000123400    1998    LRYAN        000927826   4/9/86    4/9/86     Derailment   Open     Kemper Group     Abacus Corp.   29,500
00000123400    2000    LRYAN        000927123   3/3/89    3/3/89     High Winds   Open     Kemper Group     Abacus Corp.      500
00000123400    2001    LRYAN        000927826   5/1/00    5/1/00     Misc.        Open     Kemper Group     Abacus Corp.      800

Total Cat:  0021 Flood Hail Tornados Wind                                                                                  30,800
Total Dept:  International Treaty Marine                                                                                   30,800
Total Office:  Los Angeles                                                                                                 30,800

  Contract                                    ACR/DCR    Paid    Incurred   Contract                Attach
   Number                                     Amount    Amount    Amount      Limit    Retention     Point
00000123400                                     123        500     30,123       23          2
00000123400                                      80         45        625       23          3
00000123400                                      25         30        875       22          4

Total Cat:  0021 Flood Hail Tornados Wind       228        575     31,623
Total Dept:  International Treaty Marine        228        575     31,623
Total Office:  Los Angeles                      228        575     31,623

Rpt 6: Catastrophe Summary report

                          CATASTROPHE REPORT - SUMMARY

Company:  StPaulRe                                     Page:           1 of 15
Office:  Los Angeles                                   Process Date:   12/8/2001

         ISO                  Cat         Catastrophe                  Date          Date       OSR     ACR/DCR    Paid    Incurred
       Cat Code               Year            Name                     From           To       Amount   Amount    Amount    Amount
0013                          2000   0013 Freeze Hail Wind            1/22/2000     1/22/2000     200       300       100       600
0021                          2000   0021 Flood Hail Tornados Wind    5/8/2000      5/8/2000      100       130        30       260

Total Office:  Los Angeles                                                                        300       430                 860

ST PAUL RE                Contract Activity Executive System Generated Quarterly
                              Summary By Department, Reporting Class, UW Year

User Name: Fernando Maravi
Run Time:  18-May-2002 03:57 AM

                   UW                                Written
Reserving Class    Year  Office                      Premium     Unearned Begin   Unearned End    Earned Premium
----------------------------------------------------------------------------------------------------------------
Department Group:  North American Casualty
FIRST DOLLAR WC    1984 Morristown                          0                0               0                 0
Total for 1984                                              0                0               0                 0
FIRST DOLLAR WC    1985 Morristown                          0                0               0                 0
Total for 1985                                              0                0               0                 0
FIRST DOLLAR WC    1986 Morristown                          0                0               0                 0
Total for 1986                                              0                0               0                 0
FIRST DOLLAR WC    1996 New York                        2,559                0               0             2,559
Total for 1996                                          2,559                0               0             2,559
FIRST DOLLAR WC    1997 New York                      116,031                0               0           116,031
Total for 1997                                        116,031                0               0           116,031
FIRST DOLLAR WC    1998 New York                      144,163                0               0           144,163
Total for 1998                                        144,163                0               0           144,163
FIRST DOLLAR WC    1999 Chicago                        -7,995                0               0            -7,995
FIRST DOLLAR WC    1999 New York                     -346,522          357,485               0            10,963
Total for 1999                                       -354,517          357,485               0             2,968
FIRST DOLLAR WC    2000 Chicago                        28,807          160,559          37,313           152,053
Total for 2000                                         28,807          160,559          37,313           152,053
FIRST DOLLAR WC    2001 Chicago                       315,159          222,965         338,571           199,553
FIRST DOLLAR WC    2001 New York                   -1,561,316        2,445,990         132,779           751,895
Total for 2001                                     -1,246,258        2,668,955         471,350           951,447
  Total for First Dollar WC                        -1,309,114        3,186,999         508,663         1,369,222

                     Non Cat Rpt Loss    Tracked Cat Rpt    Total Rpt Loss                    Commi
Reserving Class          Chng               Loss Chng          Chng            R.L. Ratio      Brok
---------------------------------------------------------------------------------------------------
Department Group:  North American Casualty
FIRST DOLLAR WC               -13,163                  0           -13,163             0%
Total for 1984                -13,163                  0           -13,163             0%
FIRST DOLLAR WC                -1,151                  0            -1,151             0%
Total for 1985                 -1,151                  0            -1,151             0%
FIRST DOLLAR WC               -15,029                  0           -15,029             0%
Total for 1986                -15,029                  0           -15,029             0%
FIRST DOLLAR WC              -262,308                  0          -262,308        -10252%
Total for 1996               -262,308                  0          -262,308        -10252%
FIRST DOLLAR WC               115,278                  0           115,278            99%
Total for 1997                115,278                  0           115,278            99%
FIRST DOLLAR WC                12,779                  0            12,779             9%
Total for 1998                 12,779                  0            12,779             9%
FIRST DOLLAR WC               -17,974                  0           -17,974          2259%
FIRST DOLLAR WC               280,573                  0           280,573          2559%
Total for 1999                262,600                  0           262,600          8847%
FIRST DOLLAR WC               110,642                  0           110,642            73%
Total for 2000                110,642                  0           110,642            73%
FIRST DOLLAR WC                39,368                  0            39,368            20%
FIRST DOLLAR WC               311,976                  0           311,976            41%
Total for 2001                351,344                  0           351,344            37%
  Total for First Dollar WC   560,991                  0           560,991            41%

ST PAUL RE                Contract Activity Executive System Generated Quarterly
                         By Department, Reporting Class, UW Year, Office, Cedant

User Name: Fernando Maravi
Run Time:  18-May-2002 03:57 AM

UW                                           Contract       User Title / Insured              Written
Year     Cedant                  Office      Number         Name                    UWer      Premium    Unearned
--------------------------------------------------------------------------------------------------------------------
Department Group: North American Casualty

Reporting Class:  First Dollar WC

  1984   Warwick Ins Co.        Morristown   M00000033U0    70% QUOTA SHARE         JHIGG           0            0

Total for Morristown                                                                                0            0

Total for 1984                                                                                      /            /

  1985   Warwick Ins Co.        Morristown   M00000033U0    70% QUOTA SHARE         JHIGG           0            0

Total for Morristown                                                                                0            0

Total for 1985                                                                                      /            /

  1986   Warwick Ins Co.        Morristown   M00000033U0    50% QUOTA SHARE         JHIGG           0            0

Total for Morristown                                                                                0            0

Total for 1986                                                                                      /            /

  1996   Florida  Hospitality   New York     TC961532500    WORKERS' COMP. Q/S      MSMIL       3,603            0

  1996   Zurich Reinsurance C   New York     TC970319300    WORKERS' COMP.          JBEND      -1,044            0

Total for New York                                                                              2,559            0

Total for 1996                                                                                  2,559            0

  1997   Bridgefield Employer   New York     TC970573400    WORKERS' COMP.          MFELD      25,642            0

  1997   Great American Ins.    New York     00000295400    Deep South WC Quota     MSMIL           0            0

  1997   Safety National Cas.   New York     00001056400    Primary Workers' Comp.  ASARI      90,389            0

Total for New York                                                                            116,031            0

Total for 1997                                                                                116,031            0

  1998   Associated Industrie   New York     00000687600    WORKERS                 WDZUG           0            0

  1998   Florida Hospitality    New York     TC961532500    WORKERS' COMP. Q/S      MSMIL       1,781            0

  1998   Great American Ins.    New York     00000295400    Deep South WC Quota     MSMIL         401            0

  1998   Safety National Cas.   New York     00001056400    Primary Workers' Comp.  ASARI     205,974            0

  1998   Zurich Reinsurance C   New York     TC970319300    WORKERS' COMP.          JBEND     -63,992            0

Total for New York                                                                            144,163            0

Total for 1998                                                                                144,163            0

UW                                                               Earned    Non Cat Rpt    Tracked Cat    Total Rpt
Year     Cedant                 Office        Unearned End      Premium     Loss Chng      Rpt Loss           Chng
------------------------------------------------------------------------------------------------------------------
Department Group: North American Casualty

Reporting Class:  First Dollar WC

  1984   Warwick Ins Co.        Morristown               0            0        -13,163              0           -1
                                                                                                               ---
Total for Morristown                                     0            0        -13,163              0           -1

Total for 1984                                           /            /        -13,163              0           -1

  1985   Warwick Ins Co.        Morristown               0            0         -1,151              0            -
                                                                                                               ---
Total for Morristown                                     0            0         -1,151              0            -

Total for 1985                                           /            /         -1,151              0            -

  1986   Warwick Ins Co.        Morristown               0            0        -15,029              0           -1
                                                                                                               ---
Total for Morristown                                     0            0        -15,029              0           -1

Total for 1986                                           /            /        -15,029              0           -1

  1996   Florida Hospitality    New York                 0        3,603         30,549              0            3
                                                                                                               ---
  1996   Zurich Reinsurance C   New York                 0       -1,044       -292,857              0          -29
                                                                                                               ---
Total for New York                                       0        2,559       -262,308              0          -26

Total for 1996                                           0        2,559       -262,308              0          -26

  1997   Bridgefield Employer   New York                 0       25,642         86,406              0            8
                                                                                                               ---
  1997   Great American Ins.    New York                 0            0        -15,759              0           -1
                                                                                                               ---
  1997   Safety National Cas.   New York                 0       90,389         44,630              0            4
                                                                                                               ---
Total for New York                                       0      116,031        115,278              0           11

Total for 1997                                           0      116,031        115,278              0           11

  1998   Associated Industrie   New York                 0            0        -80,296              0           -8
                                                                                                               ---
  1998   Florida Hospitality    New York                 0        1,781         42,439              0            4
                                                                                                               ---
  1998   Great American Ins.    New York                 0          401         -4,440              0            -
                                                                                                               ---
  1998   Safety National Cas.   New York                 0      205,974         58,602              0            5
                                                                                                               ---
  1998   Zurich Reinsurance C   New York                 0      -63,992         -2,897              0            -
                                                                                                               ---
Total for New York                                       0      144,163         12,779              0            1

Total for 1998                                           0      144,163         12,779              0            1

ST PAUL RE                Contract Activity Executive System Generated Quarterly
                         By Department, Reporting Class, UW Year, Office, Cedant

User Name: Fernando Maravi
Run Time:  18-May-2002 03:57 AM

UW                                              Contract     User Title / Insured                Written
Year     Cedant                  Office          Number      Name                     UWer       Premium     Unearned
---------------------------------------------------------------------------------------------------------------------
Department Group: North American Casualty

Reporting Class:  First Dollar WC

  1999   National Interstate     Chicago      00002488700    Hawaii WC QS            THEIN        -7,995            0

Total for Chicago (Treaty)                                                                        -7,995            0

  1999   Associated Industrie    New York     00000687600    WC                      WDZUG             0            0

  1999   Safety National Cas.    New York     00001056400    Primary Workers' Comp.  ASARI      -244,350      357,485

  1999   Zurich Reinsurance C    New York     TC970319300    WORKERS' COMP.          JBEND      -102,172            0

Total for New York                                                                              -346,522      357,485

Total for 1999                                                                                  -354,517      357,485

  2000   National Interstate     Chicago      00002488700    Hawaii WC QS            THEIN        28,807      160,559

Total for Chicago (Treaty)                                                                        28,807      160,559

Total for 2000                                                                                    28,807      160,559

  2001   National Interstate     Chicago      00002488700    Hawaii WC QS            THEIN       226,253      222,965

  2001  Safety National Cas.     Chicago      00003670600    Talon W/C Quota Share   KFRY         88,906            0

Total for Chicago (Treaty)                                                                       315,159      222,965

  2001   Associated Industrie    New York     00000687600    Workers' Comp.          WDZUG    -2,062,720    2,317,552

  2001   Discover Reinsurance    New York     00003978700    Sec B Agg QS            JGEAR         8,338            0

  2001   Safety National Cas.    New York     00001056400    Primary Workers' Comp.  ASARI       493,065      128,327

Total for New York                                                                            -1,561,316    2,445,990

Total for 2001                                                                                -1,246,158    2,668,955

Total for First Dollar WC                                                                     -1,309,114    3,186,999

UW                                                              Earned    Non Cat Rpt    Tracked Cat    Total Rpt
Year     Cedant                  Office      Unearned End      Premium     Loss Chng       Rpt Loss          Chng
------------------------------------------------------------------------------------------------------------------
Department Group: North American Casualty

Reporting Class:  First Dollar WC

  1999   National Interstate     Chicago                0       -7,995        -17,974              0           -1
                                                                                                              ---
Total for Chicago (Treaty)                              0       -7,995        -17,974              0           -1

  1999   Associated Industrie    New York               0            0       -186,848              0          -18
                                                                                                              ---
  1999   Safety National Cas.    New York               0      113,135        362,415              0           36
                                                                                                              ---
  1999   Zurich Reinsurance C    New York               0     -102,172        105,007              0           10
                                                                                                              ---
Total for New York                                      0       10,963        280,573              0           28

Total for 1999                                          0        2,968        262,600              0           26

  2000   National Interstate     Chicago           37,313      152,053        110,642              0           11
                                                                                                              ---
Total for Chicago (Treaty)                         37,313      152,053        110,642              0           11

Total for 2000                                     37,313      152,053        110,642              0           11

  2001   National Interstate     Chicago          338,571      110,647         14,162              0            1
                                                                                                              ---
  2001  Safety National Cas.     Chicago                0       88,906         25,206              0            2
                                                                                                              ---
Total for Chicago (Treaty)                        338,571      199,553         39,368              0            3

  2001   Associated Industrie    New York               0      254,943        122,646              0           12
                                                                                                              ---
  2001   Discover Reinsurance    New York               0        8,338              0              0

  2001   Safety National Cas.    New York         132,779      488,613        189,330              0           18
                                                                                                              ---
Total for New York                                132,779      751,895        311,976              0           31

Total for 2001                                    471,350      951,447        351,344              0           35

Total for First Dollar WC                         508,663    1,369,222        560,991              0           56

                                    EXHIBIT I

                      ALLOCATION OF ADMINISTRATIVE EXPENSES

Retrocessionaire shall pay to Retrocedant the "actual cost" to Retrocedant (which shall consist of Retrocedant's direct and reasonable indirect costs), as certified in good faith by Retrocedant. For greater certainty, the parties agree that "actual cost" will include any incremental and out-of-pocket costs incurred by Retrocedant in connection with the administrative services provided hereunder, including the conversion, acquisition and disposition cost of software and equipment acquired for the purposes of providing the services and the cost of establishing requisite systems and data feeds and hiring necessary personnel.

No later than 30 days following the last day of each calendar quarter, Retrocedant shall provide Retrocessionaire with a report setting forth an itemized list of the services provided to Retrocessionaire during such last calendar quarter, in a form agreed to by the parties. Retrocessionaire shall promptly (and in no event later than 30 days after receipt of such report, unless Retrocessionaire is contesting the amount set forth in the report in good faith) pay to Retrocedant by wire transfer of immediately available funds all amounts payable as set forth in such report. Each party will pay all taxes for which it is the primary obligor as a result of the provision of any service under this Agreement; PROVIDED, that Retrocessionaire shall be solely responsible for, and shall reimburse Retrocedant in respect of, any sales, gross receipts or transfer tax payable with respect to the provision of any service under this Agreement, and any such reimbursement obligation shall be in addition to Retrocessionaire's obligation to pay for such service.

                                       J-1